UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2015

Item 1.   Reports to Stockholders.

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	6.61%	12.54%	5.46%
Service Shares	10/16/00	6.35	12.26	5.19
Russell Midcap Growth Index		-0.20	11.54	8.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

O’Reilly Automotive, Inc.	2.6%
Acuity Brands, Inc.	2.6
Ulta Salon, Cosmetics & Fragrance, Inc.	2.1
Constellation Brands, Inc., Cl. A	2.0
Snap-on, Inc.	2.0
ServiceNow, Inc.	1.9
Palo Alto Networks, Inc.	1.8
Activision Blizzard, Inc.	1.8
Signature Bank	1.8
Monster Beverage Corp.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.61% during the reporting period, outperforming the Russell Midcap Growth Index’s return of -0.20% and the Morningstar U.S. Insurance Fund Mid-Cap Growth peer group’s return of -0.03%. In addition, the Fund’s Non-Service shares ranked in the 3rd percentile (7 out of 99 funds) in Morningstar’s U.S. Insurance Fund Mid-Cap Growth peer group over the 1-year period ended December 31, 2015. Over the longer-term, Fund’s Non-Service shares ranked in the 18th (21 out of 95 funds), 10th (12 out of 94 funds), and 82nd (67 out of 76 funds) percentiles for the 3-, 5- and 10-year periods ended December 31, 2015, respectively. Note that we have managed the Fund under the current investment process for just over five years.

The Fund’s outperformance in 2015 was due to good stock selection. The strong results were broad-based as almost every sector outperformed, led by information technology, industrials and consumer discretionary. Our fundamental research continued to steer us away from companies with cyclical businesses or commodity exposure in sectors such as materials, energy and industrials. Instead, we found good investment opportunities in higher-quality growth companies in sectors such as consumer discretionary, information technology and health care.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Acuity Brands, O’Reilly Automotive and Palo Alto Networks. Acuity Brands manufactures and distributes a range of indoor and outdoor lighting fixtures and control systems. Shares of Acuity Brands generated a 57% return after the company reported consistently strong earnings results. This is an outstanding result when compared to the industrials sector as a whole, which declined. We believe their leadership in energy efficient LED technology should provide a tailwind for strong growth in the future. O’Reilly Automotive, a leading distributor and retailer of automotive parts, had another solid year. The company reported strong financial results throughout the reporting period, and consistently exceeded expectations. In 2015, O’Reilly is expected to generate earnings per share (EPS) growth in excess of 20% for the seventh consecutive year. Palo Alto Networks, a leading network security solutions company, posted revenue growth above 50% for the year, which significantly exceeded expectations. These were among the largest holdings in the Fund at the end of the year and the Fund has owned all three stocks for an extended period.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Mobileye NV and Akamai Technologies, Inc. Mobileye develops Advanced Driver Assistance Systems software and cameras that warn drivers about collisions, traffic jams and more. Mobileye’s shares declined during the period due to concerns about potential market share loss and margin compression. Akamai Technologies is a provider of cloud services for delivering, optimizing and securing online content and business applications. Shares of Akamai fell after the company reported earnings that missed analysts’ expectations and we exited our position during the period.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. These companies typically hold leading positions in their industry and are run by management teams that have proven records of performance. In addition, we seek to diversify the portfolio across economic sectors and by position while also employing sell disciplines to enhance performance. We are pleased that this investment process produced favorable absolute and relative performance during the period, despite volatile market conditions.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

The macroeconomic environment is characterized by modest economic expansion, weak profit growth and increased merger and acquisition activity. We believe that this is an environment that favors growth companies and that mid-cap stocks offer investors an ongoing opportunity to generate outperformance versus market indices through effective stock selection.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Non-Service shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 12/31/15, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Morningstar U.S. Insurance Fund Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$ 1,000.00	$ 970.90	$ 3.98
Service shares	1,000.00	969.70	5.23

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value

Common Stocks—97.0%

Consumer Discretionary—22.4%

Auto Components—1.0%

Delphi Automotive plc	83,810	$ 7,185,031

Diversified Consumer Services—0.9%

Bright Horizons Family Solutions, Inc.[1]	87,180	5,823,624

Hotels, Restaurants & Leisure—3.9%

Buffalo Wild Wings, Inc.[1]	19,020	3,036,543

Domino’s Pizza, Inc.	98,200	10,924,750

Norwegian Cruise Line Holdings Ltd.[1]	169,730	9,946,178

Six Flags Entertainment Corp.	32,330	1,776,210

Vail Resorts, Inc.	13,660	1,748,344

		27,432,025

Household Durables—2.5%

DR Horton, Inc.	276,650	8,861,099

Mohawk Industries, Inc.[1]	44,640	8,454,370

		17,315,469

Internet & Catalog Retail—0.8%

Expedia, Inc.	41,310	5,134,833

Leisure Products—1.1%

Hasbro, Inc.	117,430	7,910,085

Specialty Retail—10.6%

AutoZone, Inc.[1]	7,830	5,809,155

L Brands, Inc.	103,380	9,905,872

O’Reilly Automotive, Inc.[1]	71,120	18,023,231

Ross Stores, Inc.	158,340	8,520,275

Signet Jewelers Ltd.	41,060	5,078,711

Tractor Supply Co.	140,070	11,975,985

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	80,150	14,827,750

		74,140,979

Textiles, Apparel & Luxury Goods—1.6%

Hanesbrands, Inc.	134,914	3,970,519

Under Armour, Inc., Cl. A1	85,910	6,925,205

		10,895,724

Consumer Staples—8.1%

Beverages—3.7%

Constellation Brands, Inc., Cl. A	98,460	14,024,643

Monster Beverage Corp.[1]	80,840	12,041,926

		26,066,569

Food & Staples Retailing—1.7%

Kroger Co. (The)	284,580	11,903,981

Food Products—2.7%

Hormel Foods Corp.	146,060	11,550,425

WhiteWave Foods Co. (The), Cl. A1	176,320	6,860,611

		18,411,036

Energy—1.4%

Oil, Gas & Consumable Fuels—1.4%

Concho Resources, Inc.[1]	66,479	6,173,240

Memorial Resource Development Corp.[1]	203,174	3,281,260

		9,454,500

Financials—9.5%

Capital Markets—1.8%

E*TRADE Financial Corp.[1]	175,800	5,210,712

Lazard Ltd., Cl. A2	57,240	2,576,373

SEI Investments Co.	97,160	5,091,184

		12,878,269

Commercial Banks—3.9%

First Republic Bank	149,700	9,889,182

Signature Bank[1]	80,060	12,278,802

	Shares	Value

Commercial Banks (Continued)

SVB Financial Group[1]	43,070	$ 5,121,023

		27,289,007

Diversified Financial Services—1.3%

MarketAxess Holdings, Inc.	35,800	3,994,922

MSCI, Inc., Cl. A	66,710	4,811,792

		8,806,714

Real Estate Investment Trusts (REITs)—1.4%

Equinix, Inc.	31,930	9,655,632

Real Estate Management & Development—1.1%

Jones Lang LaSalle, Inc.	48,080	7,686,069

Health Care—14.0%

Biotechnology—1.6%

Anacor Pharmaceuticals, Inc.[1]	33,230	3,753,993

Incyte Corp.[1]	70,890	7,688,021

		11,442,014

Health Care Equipment & Supplies—4.5%

Align Technology, Inc.[1]	54,040	3,558,534

DexCom, Inc.[1]	101,590	8,320,221

Edwards Lifesciences Corp.[1]	134,820	10,648,083

Hologic, Inc.[1]	218,430	8,451,057

		30,977,895

Health Care Providers & Services—6.9%

AmerisourceBergen Corp., Cl. A	79,920	8,288,503

Centene Corp.[1]	178,010	11,714,838

Henry Schein, Inc.[1]	45,160	7,143,860

MEDNAX, Inc.[1]	91,080	6,526,793

Universal Health Services, Inc., Cl. B	29,630	3,540,489

VCA, Inc.[1]	203,410	11,187,550

		48,402,033

Life Sciences Tools & Services—1.0%

Quintiles Transnational Holdings, Inc.[1]	101,350	6,958,691

Industrials—15.9%

Aerospace & Defense—1.6%

TransDigm Group, Inc.[1]	48,810	11,150,644

Airlines—0.8%

Alaska Air Group, Inc.	72,360	5,825,704

Building Products—3.6%

A.O. Smith Corp.	119,190	9,131,146

Lennox International, Inc.	76,670	9,576,083

Masco Corp.	240,070	6,793,981

		25,501,210

Commercial Services & Supplies—0.9%

Cintas Corp.	68,390	6,226,909

Electrical Equipment—2.6%

Acuity Brands, Inc.	76,540	17,895,052

Industrial Conglomerates—0.5%

Carlisle Cos., Inc.	39,724	3,523,122

Machinery—3.8%

Middleby Corp. (The)[1]	81,540	8,795,720

Snap-on, Inc.	81,479	13,967,945

Wabtec Corp.	50,190	3,569,513

		26,333,178

Professional Services—2.1%

Equifax, Inc.	98,510	10,971,059

Verisk Analytics, Inc., Cl. A1	48,080	3,696,390

		14,667,449

7      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—21.7%

Communications Equipment—1.8%

Palo Alto Networks, Inc.[1]	72,590	$ 12,786,003

Internet Software & Services—2.3%

CoStar Group, Inc.[1]	54,680	11,301,809

LinkedIn Corp., Cl. A1	21,510	4,841,471

		16,143,280

IT Services—3.7%

Fiserv, Inc.[1]	112,460	10,285,592

Global Payments, Inc.	160,010	10,322,245

Vantiv, Inc., Cl. A1	104,050	4,934,051

		25,541,888

Semiconductors & Semiconductor Equipment—2.9%

Avago Technologies Ltd., Cl. A	33,100	4,804,465

Cavium, Inc.[1]	54,540	3,583,823

NVIDIA Corp.	210,350	6,933,136

NXP Semiconductors NV1	57,420	4,837,635

		20,159,059

Software—11.0%

Activision Blizzard, Inc.	325,600	12,603,976

Atlassian Corp. plc, Cl. A1	39,230	1,180,038

Electronic Arts, Inc.[1]	124,260	8,539,147

Guidewire Software, Inc.[1]	59,330	3,569,293

Mobileye NV1	100,040	4,229,691

Red Hat, Inc.[1]	117,020	9,690,426

	Shares	Value

Software—11.0%

ServiceNow, Inc.[1]	153,420	$13,280,035

SS&C Technologies Holdings, Inc.	77,250	5,273,858

Tableau Software, Inc., Cl. A1	46,440	4,375,577

Tyler Technologies, Inc.[1]	20,570	3,585,763

Ultimate Software Group, Inc. (The)[1]	52,740	10,311,197

		76,639,001

Materials—2.7%

Chemicals—1.2%

Sherwin-Williams Co. (The)	31,460	8,167,016

Construction Materials—1.5%

Vulcan Materials Co.	114,970	10,918,701

Telecommunication Services—1.3%

Wireless Telecommunication Services—1.3%

SBA Communications Corp., Cl. A1	87,290	9,171,560

Total Common Stocks (Cost $515,000,183)		676,419,956

Investment Company—2.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[3,4] (Cost $20,396,181)	20,396,181	20,396,181

Total Investments, at Value (Cost $535,396,364)	99.9%	696,816,137

Net Other Assets (Liabilities)	0.1	662,890

Net Assets	100.0%	$ 697,479,027

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	11,090,218	293,471,395	284,165,432	20,396,181

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$20,396,181	$32,170

See accompanying Notes to Financial Statements.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $515,000,183)	$676,419,956
Affiliated companies (cost $20,396,181)	20,396,181

696,816,137

Cash	500,000

Receivables and other assets:
Investments sold	2,894,183
Dividends	57,700
Shares of beneficial interest sold	51,083
Other	44,467

Total assets	700,363,570

Liabilities
Payables and other liabilities:
Investments purchased	1,783,652
Shares of beneficial interest redeemed	997,551
Trustees’ compensation	38,674
Shareholder communications	31,179
Distribution and service plan fees	7,926
Other	25,561

Total liabilities	2,884,543

Net Assets	$697,479,027

Composition of Net Assets
Par value of shares of beneficial interest	$9,095

Additional paid-in capital	485,887,223

Accumulated net investment income	233,299

Accumulated net realized gain on investments	49,929,637

Net unrealized appreciation on investments	161,419,773

Net Assets	$697,479,027

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price and offering price per share (based on net assets of $660,449,850 and 8,593,838 shares of beneficial interest outstanding)	$76.85

Service Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,029,177 and 501,212 shares of beneficial interest outstanding)	$73.88

See accompanying Notes to Financial Statements.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies	$4,076,807
Affiliated companies	32,170

Interest	129

Total investment income	4,109,106

Expenses
Management fees	5,169,569

Distribution and service plan fees:
Service shares	81,935

Transfer and shareholder servicing agent fees:
Non-Service shares	695,902
Service shares	32,820

Shareholder communications:
Non-Service shares	49,416
Service shares	2,324

Trustees’ compensation	28,603

Borrowing fees	5,333

Custodian fees and expenses	4,959

Other	57,899

Total expenses	6,128,760
Less reduction to custodian expenses	(198)
Less waivers and reimbursements of expenses	(211,872)

Net expenses	5,916,690

Net Investment Loss	(1,807,584)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	54,533,950

Net change in unrealized appreciation/depreciation on investments	(5,614,443)

Net Increase in Net Assets Resulting from Operations	$47,111,923

See accompanying Notes to Financial Statements.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment loss	$(1,807,584)	$(2,911,214)

Net realized gain	54,533,950	120,740,276

Net change in unrealized appreciation/depreciation	(5,614,443)	(78,732,569)

Net increase in net assets resulting from operations	47,111,923	39,096,493

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Non-Service shares	(61,563,484)	—
Service shares	(2,875,460)	—

	(64,438,944)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(5,761,632)	(80,362,833)
Service shares	7,088,846	(7,209,426)

	1,327,214	(87,572,259)

Net Assets
Total decrease	(15,999,807)	(48,475,766)

Beginning of period	713,478,834	761,954,600

End of period (including accumulated net investment income of $233,299 and $6,401, respectively)	$697,479,027	$713,478,834

See accompanying Notes to Financial Statements.

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$78.82	$74.51	$54.80	$47.06	$46.55

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.19)	(0.29)	(0.16)	0.01	(0.26)
Net realized and unrealized gain	5.67	4.60	19.88	7.73	0.77

Total from investment operations	5.48	4.31	19.72	7.74	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gain	(7.45)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(7.45)	0.00	(0.01)	0.00	0.00

Net asset value, end of period	$76.85	$78.82	$74.51	$54.80	$47.06

Total Return, at Net Asset Value[3]	6.61%	5.78%	35.98%	16.45%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$660,450	$682,515	$725,406	$558,934	$543,020

Average net assets (in thousands)	$695,736	$688,259	$618,970	$575,072	$605,083

Ratios to average net assets:[4]
Net investment income (loss)	(0.24)%	(0.39)%	(0.24)%	0.03%	(0.53)%
Expenses excluding interest and fees from borrowings	0.83%	0.83%	0.84%	0.85%	0.84%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.83%	0.83%	0.84%	0.85%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	81%	113%	84%	66%	91%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$76.21	$72.22	$53.25	$45.84	$45.46

Income (loss) from investment operations:
Net investment loss[2]	(0.38)	(0.46)	(0.30)	(0.12)	(0.37)
Net realized and unrealized gain	5.50	4.45	19.27	7.53	0.75

Total from investment operations	5.12	3.99	18.97	7.41	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(7.45)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(7.45)	0.00	0.00	0.00	0.00

Net asset value, end of period	$73.88	$76.21	$72.22	$53.25	$45.84

Total Return, at Net Asset Value[3]	6.35%	5.53%	35.62%	16.17%	0.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,029	$30,964	$36,549	$35,942	$35,773

Average net assets (in thousands)	$32,812	$32,927	$35,905	$37,842	$37,775

Ratios to average net assets:[4]
Net investment loss	(0.49)%	(0.64)%	(0.49)%	(0.22)%	(0.78)%
Expenses excluding interest and fees from borrowings	1.08%	1.08%	1.09%	1.10%	1.09%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.08%	1.08%	1.09%	1.10%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	81%	113%	84%	66%	91%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$50,898,335	$—	$160,723,039

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $50,885,832 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$1,279,465	$2,034,482	$3,313,947

3. $3,313,947, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Long-term capital gain	$64,438,944	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$536,093,098

Gross unrealized appreciation	$167,786,319
Gross unrealized depreciation	(7,063,280)

Net unrealized appreciation	$160,723,039

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

3. Securities Valuation (Continued)

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$155,837,770	$—	$—	$155,837,770
Consumer Staples	56,381,586	—	—	56,381,586
Energy	9,454,500	—	—	9,454,500
Financials	66,315,691	—	—	66,315,691
Health Care	97,780,633	—	—	97,780,633
Industrials	111,123,268	—	—	111,123,268
Information Technology	151,269,231	—	—	151,269,231
Materials	19,085,717	—	—	19,085,717
Telecommunication Services	9,171,560	—	—	9,171,560
Investment Company	20,396,181	—	—	20,396,181

Total Assets	$696,816,137	$—	$—	$696,816,137

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	316,843	$25,835,263	416,592	$31,353,214
Dividends and/or distributions reinvested	772,150	61,563,484	—	—
Redeemed	(1,154,717)	(93,160,379)	(1,493,014)	(111,716,047)

Net decrease	(65,724)	$(5,761,632)	(1,076,422)	$(80,362,833)

Service Shares
Sold	153,951	$11,748,349	42,402	$3,058,524
Dividends and/or distributions reinvested	37,465	2,875,460	—	—
Redeemed	(96,510)	(7,534,963)	(142,155)	(10,267,950)

Net increase (decrease)	94,906	$7,088,846	(99,753)	$(7,209,426)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$569,949,774	$644,955,367

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $183,031 and $9,057 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,784 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $7.44587 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund underperformed its performance category median for the one- and ten-year periods but outperformed for the three- and five-year periods. The Board also considered that the Adviser is satisfied with the overall performance of the Fund, noting the Adviser’s assertion that the Fund’s performance ranks in the 14th percentile when compared to the overall mid-cap growth category for the year to date period ended April 30, 2015.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	(since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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31      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

Conservative Balanced Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Magnus Krantz and Krishna Memani

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	0.83%	6.91%	2.29%
Service Shares	5/1/02	0.57	6.64	2.03
Russell 3000 Index		0.48	12.18	7.35
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51
Reference Index		0.85	6.66	6.11

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.7%
Apple, Inc.	1.4
Citigroup, Inc.	1.0
PG&E Corp.	0.8
Johnson & Johnson	0.8
Simon Property Group, Inc.	0.8
ACE Ltd.	0.7
Comcast Corp., Cl. A	0.7
Suncor Energy, Inc.	0.7
Chevron Corp.	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	31.5%
Mortgage-Backed Obligations
Government Agency	20.9
Non-Agency	7.6
Non-Convertible Corporate Bonds and Notes	28.1
Asset-Backed Securities	9.5
Investment Companies
Oppenheimer Institutional Money Market Fund	2.1
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

2      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 0.83% during the reporting period. On a relative basis, the Fund performed in line with its Reference Index, which returned 0.85%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned 0.55% and the Russell 3000 Index returned 0.48%.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, and outperformed the Russell 3000 Index. The equity strategy’s outperformance stemmed largely from stronger relative stock selection in the financials, energy and health care sectors. The equity strategy underperformed the Russell 3000 Index in the consumer discretionary and industrials sectors, due to less favorable stock selection.

The equity strategy’s top contributors to performance included Alphabet, Inc., Mondelez International, Inc. and Salix Pharmaceuticals, Ltd. Alphabet is the new holding company vehicle for what was previously known as Google. Alphabet’s stock outperformed as quarterly results showed evidence of improved cost control and the company announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the recent arrival of a new CFO, investors have gained conviction in greater cost controls and more effective capital allocation—both of which should lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost. Mondelez manufactures and sells global consumer products—primarily in the snack food and confection categories, including brand names such as Oreos, Cadbury and Trident. Operating margins continued to expand, surprising investors favorably and leading to the stock’s positive performance. The stock of Salix Pharmaceuticals, a developer of drugs aimed at treating gastrointestinal diseases, rallied early in the year as Valeant acquired Salix for $173 per share in cash.

Detractors from performance included Western Digital Corp., PVH Corp. and Xerox Corp. Western Digital manufactures computer disk drives and other data storage solutions. The stock continues to be negatively impacted by near-term fundamentals which remain weak, particularly demand for personal computers. Further, the stock reacted unfavorably when management announced the acquisition of SanDisk at a substantial price premium. PVH designs, sources and markets brands in various clothing and fashion accessories. PVH’s Calvin Klein brand finally began showing signs of a turnaround two years after its acquisition and much reinvestment just as core Tommy Hilfiger began to decelerate. Also, PVH’s guidance for currency pressure in 2016 was much greater than expected. Xerox provides business process and information technology outsourcing, and document management services. Over the first half of the period, weak quarterly guidance triggered a major selloff in the stock as poor execution led to further downward revisions of earnings estimates. We exited our position in the common stock of PVH and Xerox during the period.

FIXED-INCOME STRATEGY REVIEW

During the reporting period, the fixed-income strategy received its strongest results from its investments in corporate bonds and mortgage-backed securities (“MBS”). The strategy had exposure to both investment grade and below investment grade corporate bonds during the reporting period. Both produced positive results. Among MBS, the fixed-income strategy had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS contributed positively to performance during this reporting period. The primary

3      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

detractor from performance versus the Barclays U.S. Aggregate Bond Index this reporting period was the fixed-income strategy’s underweight to U.S. Treasuries, which performed well as investors sought out safety.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict.

4      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund's total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$995.20	$3.38
Service shares	1,000.00	994.40	4.64

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.83	3.42
Service shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value

Common Stocks—33.7%

Consumer Discretionary—3.8%

Auto Components—0.3%

Delphi Automotive plc	8,500	$728,705

Automobiles—0.4%

General Motors Co.	25,160	855,692

Hotels, Restaurants & Leisure—0.3%

International Speedway Corp., Cl. A	7,580	255,598

Popeyes Louisiana Kitchen, Inc.[1]	7,300	427,050

		682,648

Household Durables—0.3%

Toll Brothers, Inc.[1]	18,370	611,721

Internet & Catalog Retail—0.4%

Amazon.com, Inc.[1]	1,580	1,067,906

Media—0.9%

Comcast Corp., Cl. A	28,520	1,609,383

Twenty-First Century Fox, Inc., Cl. A	17,950	487,522

		2,096,905

Specialty Retail—1.2%

AutoZone, Inc.[1]	1,720	1,276,085

Ross Stores, Inc.	20,770	1,117,633

Sally Beauty Holdings, Inc.[1]	17,730	494,490

		2,888,208

Consumer Staples—3.0%

Beverages—0.9%

Molson Coors Brewing Co., Cl. B	8,050	756,056

PepsiCo, Inc.	14,000	1,398,880

		2,154,936

Food Products—1.2%

Flowers Foods, Inc.	37,435	804,478

Kraft Heinz Co. (The)	11,650	847,654

Mondelez International, Inc., Cl. A	24,190	1,084,680

		2,736,812

Tobacco—0.9%

Philip Morris International, Inc.	14,110	1,240,410

Reynolds American, Inc.	18,300	844,545

		2,084,955

Energy—2.2%

Oil, Gas & Consumable Fuels—2.2%

Chevron Corp.	17,036	1,532,559

HollyFrontier Corp.	10,869	433,564

Noble Energy, Inc.	32,009	1,054,056

Suncor Energy, Inc.	62,370	1,609,146

Western Refining, Inc.	12,345	439,729

		5,069,054

Financials—6.5%

Commercial Banks—2.5%

BancorpSouth, Inc.	26,840	643,892

Citigroup, Inc.	44,550	2,305,462

FirstMerit Corp.	39,650	739,472

JPMorgan Chase & Co.	20,470	1,351,634

Webster Financial Corp.	18,840	700,660

		5,741,120

Consumer Finance—0.4%

Synchrony Financial[1]	34,190	1,039,718

Insurance—1.3%

ACE Ltd.	14,650	1,711,853

FNF Group	39,060	1,354,210

		3,066,063

	Shares	Value

Real Estate Investment Trusts (REITs)—1.8%

Apollo Commercial Real Estate Finance, Inc.	39,320	$677,484

Digital Realty Trust, Inc.	14,200	1,073,804

Lamar Advertising Co., Cl. A	10,430	625,591

Simon Property Group, Inc.	9,510	1,849,124

		4,226,003

Thrifts & Mortgage Finance—0.5%

New York Community Bancorp, Inc.	66,030	1,077,610

Health Care—5.0%

Biotechnology—0.7%

BioMarin Pharmaceutical, Inc.[1]	4,700	492,372

Gilead Sciences, Inc.	10,970	1,110,054

		1,602,426

Health Care Equipment & Supplies—0.6%

DexCom, Inc.[1]	4,960	406,224

Medtronic plc	13,189	1,014,498

		1,420,722

Health Care Providers & Services—1.9%

Centene Corp.[1]	12,250	806,172

Diplomat Pharmacy, Inc.[1]	15,000	513,300

Express Scripts Holding Co.[1]	7,540	659,071

McKesson Corp.	5,260	1,037,430

Universal Health Services, Inc., Cl. B	8,970	1,071,825

WellCare Health Plans, Inc.[1]	5,260	411,385

		4,499,183

Life Sciences Tools & Services—0.2%

Agilent Technologies, Inc.	10,480	438,169

Pharmaceuticals—1.6%

Bristol-Myers Squibb Co.	8,380	576,460

Johnson & Johnson	18,410	1,891,075

Mylan NV1	10,090	545,567

Prestige Brands Holdings, Inc.[1]	15,890	818,017

		3,831,119

Industrials—3.5%

Aerospace & Defense—0.3%

L-3 Communications Holdings, Inc.	6,600	788,766

Airlines—0.2%

Spirit Airlines, Inc.[1]	10,510	418,824

Building Products—0.2%

Masonite International Corp.[1]	6,530	399,832

Commercial Services & Supplies—0.9%

KAR Auction Services, Inc.	16,450	609,143

Tyco International plc	24,730	788,640

Waste Connections, Inc.	13,230	745,114

		2,142,897

Construction & Engineering—0.2%

AECOM[1]	15,920	478,078

Industrial Conglomerates—0.6%

General Electric Co.	44,730	1,393,339

Machinery—0.3%

Xylem, Inc.	18,990	693,135

Professional Services—0.5%

Nielsen Holdings plc	8,240	383,984

Robert Half International, Inc.	15,630	736,798

		1,120,782

Road & Rail—0.3%

CSX Corp.	32,490	843,115

7      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—6.9%

Electronic Equipment, Instruments, & Components—0.4%

SYNNEX Corp.	9,100	$818,363

Internet Software & Services—2.1%

Alphabet, Inc., Cl. C1	5,390	4,090,363

j2 Global, Inc.	10,120	833,079

		4,923,442

IT Services—1.2%

Amdocs Ltd.	14,450	788,536

MasterCard, Inc., Cl. A	5,900	574,424

PayPal Holdings, Inc.[1]	38,140	1,380,668

		2,743,628

Semiconductors & Semiconductor Equipment—0.6%

Applied Materials, Inc.	41,540	775,552

Skyworks Solutions, Inc.	9,550	733,726

		1,509,278

Software—0.9%

Fortinet, Inc.[1]	13,140	409,574

Guidewire Software, Inc.[1]	8,660	520,986

Imperva, Inc.[1]	5,490	347,572

ServiceNow, Inc.[1]	5,750	497,720

Splunk, Inc.[1]	7,440	437,546

		2,213,398

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.	31,630	3,329,374

Western Digital Corp.	10,600	636,530

		3,965,904

Materials—1.0%

Chemicals—0.2%

Eastman Chemical Co.	8,480	572,485

Construction Materials—0.4%

Vulcan Materials Co.	9,180	871,825

Metals & Mining—0.4%

Alcoa, Inc.	45,380	447,900

Franco-Nevada Corp.	10,160	464,820

		912,720

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.6%

ORBCOMM, Inc.[1]	375	2,715

Verizon Communications, Inc.	29,230	1,351,011

		1,353,726

Utilities—1.2%

Multi-Utilities—1.2%

Consolidated Edison, Inc.	15,580	1,001,327

PG&E Corp.	35,770	1,902,606

		2,903,933

Total Common Stocks (Cost $69,580,332)		78,987,145

	Principal Amount

Asset-Backed Securities—10.1%

Auto Loan—9.5%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	$176,465	176,749
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	494,191	494,863
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	153,587	153,637
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	595,000	591,351
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	175,000	173,171
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	445,000	438,362
Series 2015-3,Cl. B, 3.56%, 10/12/21[3]	360,000	357,615

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	380,000	385,527
Series 2012-4,Cl. D, 2.68%, 10/9/18	115,000	115,902

	Principal Amount	Value

Auto Loan (Continued)

AmeriCredit Automobile Receivables Trust: (Continued)
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	$ 415,000	$ 418,277
Series 2013-3,Cl. E, 3.74%, 12/8/20[2]	165,000	165,019
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	688,359
Series 2014-1,Cl. D, 2.54%, 6/8/20	480,000	479,519
Series 2014-1,Cl. E, 3.58%, 8/9/21	355,000	353,483
Series 2014-2,Cl. D, 2.57%, 7/8/20	280,000	277,359
Series 2014-2,Cl. E, 3.37%, 11/8/21	440,000	433,642
Series 2014-3,Cl. D, 3.13%, 10/8/20	230,000	229,995
Series 2014-4,Cl. D, 3.07%, 11/9/20	275,000	273,944
Series 2015-2,Cl. C, 2.40%, 1/8/21	120,000	118,547
Series 2015-2,Cl. D, 3.00%, 6/8/21	80,000	79,019
Series 2015-3,Cl. D, 3.34%, 8/8/21	210,000	208,018

California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	95,000	93,945
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	123,608

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	124,674
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	142,251
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	194,324
Series 2015-1,Cl. D, 3.16%, 8/20/20	195,000	192,640
Series 2015-2,Cl. C, 2.67%, 8/20/20	180,000	178,289
Series 2015-4,Cl. D, 3.62%, 5/20/21	295,000	291,288

CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	685,000	688,599
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	45,384	45,320
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	187,573	186,464

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	115,000	114,134
Series 2015-3,Cl. D, 3.27%, 3/15/22	210,000	209,520

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	67,553	67,620
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	195,931	195,353
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	193,512	192,115

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	25,178	25,078

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	164,954
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	270,000	269,103
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	195,000	194,971
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	265,000	261,825
Series 2015-2A,Cl. B, 3.04%, 8/15/23[2]	385,000	383,468

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[2]	285,000	285,493
Series 2015-BA,Cl. C, 2.76%, 7/15/21[2]	345,000	342,812
Series 2015-DA,Cl. C, 3.38%, 11/15/21[2]	285,000	283,863

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	200,821
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	548,520
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	434,875
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	612,696
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	245,000	245,282
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	205,000	204,248

Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	280,014
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	280,283
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	30,816	30,734
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	133,027

First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	140,178
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	466,146
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	200,451
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	165,237
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	267,270
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	175,000	175,175

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	90,263	89,846
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	202,557	201,305

GM Financial Automobile Leasing Trust, Series
2015-1, Cl. D, 3.01%, 3/20/20	280,000	277,135

8      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Auto Loan (Continued)

GO Financial Auto Securitization Trust, Series
2015-1, Cl. A, 1.81%, 3/15/18[2]	$ 127,818	$ 127,638

Navistar Financial Dealer Note Master Trust, Series
2014-1, Cl. D, 2.722%, 10/25/19[2,4]	145,000	144,173

Santander Drive Auto Receivables Trust:
Series 2013-3,Cl. D, 2.42%, 4/15/19	105,000	104,790
Series 2013-4,Cl. D, 3.92%, 1/15/20	475,000	486,088
Series 2013-5,Cl. D, 2.73%, 10/15/19	140,000	140,506
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	325,000	332,501
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	266,354
Series 2014-2,Cl. D, 2.76%, 2/18/20	200,000	199,220
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	225,130
Series 2014-5,Cl. D, 3.21%, 1/15/21	380,000	381,068
Series 2015-1,Cl. D, 3.24%, 4/15/21	300,000	299,702
Series 2015-2,Cl. C, 2.44%, 4/15/21	265,000	262,302
Series 2015-2,Cl. D, 3.02%, 4/15/21	320,000	315,164
Series 2015-4,Cl. D, 3.53%, 8/16/21	315,000	312,504
Series 2015-5,Cl. C, 2.74%, 12/15/21	225,000	223,330

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	89,368	89,744
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	26,820	26,809
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	165,219

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[2]	115,000	114,308
Series 2015-1A,Cl. D, 3.53%, 3/15/22[2]	190,000	187,701

United Auto Credit Securitization Trust, Series
2015-1, Cl. D, 2.92%, 6/17/19[2]	260,000	258,150

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	180,000	178,026
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	195,000	191,883
Series 2015-1A,Cl. C, 2.29%, 11/16/20[2]	205,000	203,198
Series 2015-2A,Cl. C, 2.45%, 1/15/21[2]	250,000	246,933

		22,299,753

Equipment—0.3%

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[2]	278,184	270,020

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	233,102	227,668

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	44,055	43,217

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	136,534	136,728

		677,633

Home Equity Loan—0.2%

American Credit Acceptance Receivables Trust,
Series 2015-2, Cl. B, 2.97%, 5/12/21[2]	425,000	418,047

Loans: Other—0.1%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	309,234	304,525

Total Asset-Backed Securities (Cost $23,817,568)		23,699,958

Mortgage-Backed Obligations—30.5%

Government Agency—22.4%

FHLMC/FNMA/FHLB/Sponsored—11.8%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	28,094	29,018
5.00%, 12/1/34	3,432	3,805
5.50%, 9/1/39	472,828	523,417
6.50%, 4/1/18-4/1/34	33,480	37,679
7.00%, 10/1/31-10/1/37	156,510	177,975
8.00%, 4/1/16	37	37
9.00%, 8/1/22-5/1/25	3,196	3,514

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 12.314%, 4/1/27[5]	80,590	17,079
Series 192,Cl. IO, 5.017%, 2/1/28[5]	23,132	4,993
Series 243,Cl. 6, 2.237%, 12/15/32[5]	65,053	12,769

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	$ 257,301	$ 259,771

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.205%, 6/1/26[6]	25,951	24,156

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	27,270	27,948
Series 2427,Cl. ZM, 6.50%, 3/15/32	131,401	150,784
Series 2461,Cl. PZ, 6.50%, 6/15/32	59,493	67,699
Series 2564,Cl. MP, 5.00%, 2/15/18	100,103	103,342
Series 2585,Cl. HJ, 4.50%, 3/15/18	56,260	58,057
Series 2626,Cl. TB, 5.00%, 6/15/33	125,406	134,470
Series 2635,Cl. AG, 3.50%, 5/15/32	48,706	50,520
Series 2707,Cl. QE, 4.50%, 11/15/18	283,634	293,690
Series 2770,Cl. TW, 4.50%, 3/15/19	12,398	12,879
Series 3010,Cl. WB, 4.50%, 7/15/20	36,867	38,444
Series 3025,Cl. SJ, 23.538%, 8/15/35[4]	21,517	33,799
Series 3030,Cl. FL, 0.731%, 9/15/35[4]	112,531	112,918
Series 3741,Cl. PA, 2.15%, 2/15/35	298,545	301,509
Series 3815,Cl. BD, 3.00%, 10/15/20	10,420	10,608
Series 3822,Cl. JA, 5.00%, 6/15/40	86,149	91,279
Series 3840,Cl. CA, 2.00%, 9/15/18	7,710	7,775
Series 3848,Cl. WL, 4.00%, 4/15/40	156,039	163,487
Series 3857,Cl. GL, 3.00%, 5/15/40	8,901	9,170
Series 4221,Cl. HJ, 1.50%, 7/15/23	862,904	858,180

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 48.33%, 3/15/29[5]	79,946	17,380
Series 2796,Cl. SD, 48.601%, 7/15/26[5]	112,007	20,448
Series 2920,Cl. S, 50.68%, 1/15/35[5]	571,964	104,911
Series 2922,Cl. SE, 5.232%, 2/15/35[5]	33,934	6,061
Series 2981,Cl. AS, 0.00%, 5/15/35[5,7]	317,707	62,346
Series 3201,Cl. SG, 1.579%, 8/15/36[5]	88,692	16,688
Series 3397,Cl. GS, 14.856%, 12/15/37[5]	38,214	7,124
Series 3424,Cl. EI, 14.62%, 4/15/38[5]	19,749	2,333
Series 3450,Cl. BI, 8.091%, 5/15/38[5]	103,766	16,391
Series 3606,Cl. SN, 0.296%, 12/15/39[5]	56,271	9,855

Federal National Mortgage Assn.:
3.00%, 1/1/31[8]	5,815,000	5,989,696
3.50%, 1/15/46[8]	165,000	170,193
4.00%, 1/1/46[8]	7,245,000	7,665,128
4.50%, 1/1/31[8]	219,000	226,327
5.00%, 1/1/46[8]	3,260,000	3,588,397
6.00%, 1/1/46[8]	425,000	480,220

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	359,892	377,109
5.00%, 3/1/21	13,893	14,555
5.50%, 9/1/20	3,135	3,327
6.00%, 11/1/17-3/1/37	222,322	250,397
6.50%, 5/1/17-10/1/19	25,645	26,197
7.00%, 11/1/17-10/1/35	9,332	9,794
7.50%, 1/1/33	77,786	92,563
8.50%, 7/1/32	4,546	4,910

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 16.899%, 6/25/23[5]	173,837	29,879
Series 233,Cl. 2, 36.338%, 8/25/23[5]	125,279	25,642
Series 252,Cl. 2, 36.36%, 11/25/23[5]	165,623	35,585
Series 319,Cl. 2, 0.00%, 2/25/32[5,7]	36,320	7,779
Series 320,Cl. 2, 8.298%, 4/25/32[5]	12,001	3,190
Series 321,Cl. 2, 0.00%, 4/25/32[5,7]	128,587	27,410
Series 331,Cl. 9, 10.377%, 2/25/33[5]	149,362	32,995
Series 334,Cl. 17, 17.717%, 2/25/33[5]	83,993	16,702
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	115,892	25,004
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	329,955	69,311
Series 343,Cl. 13, 3.874%, 9/25/33[5]	119,182	23,978
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	106,167	21,903
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	15,019	2,842

9      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	$ 51,391	$ 9,851
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	36,408	7,316
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	19,502	3,987
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	137,809	29,451
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	97,412	17,292

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	59,354	67,252
Series 2003-100,Cl. PA, 5.00%, 10/25/18	212,387	220,479
Series 2003-130,Cl. CS, 13.257%, 12/25/33[4]	13,197	15,448
Series 2003-84,Cl. GE, 4.50%, 9/25/18	16,062	16,612
Series 2004-101,Cl. BG, 5.00%, 1/25/20	74,729	75,835
Series 2004-25,Cl. PC, 5.50%, 1/25/34	150,348	157,000
Series 2005-104,Cl. MC, 5.50%, 12/25/25	268,649	292,461
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	289,509
Series 2005-73,Cl. DF, 0.672%, 8/25/35[4]	228,030	229,001
Series 2006-11,Cl. PS, 23.021%, 3/25/36[4]	80,079	124,055
Series 2006-46,Cl. SW, 22.653%, 6/25/36[4]	57,073	75,763
Series 2006-50,Cl. KS, 22.654%, 6/25/36[4]	12,080	18,455
Series 2008-75,Cl. DB, 4.50%, 9/25/23	64,573	66,599
Series 2009-113,Cl. DB, 3.00%, 12/25/20	226,989	231,255
Series 2009-36,Cl. FA, 1.362%, 6/25/37[4]	85,978	88,283
Series 2009-37,Cl. HA, 4.00%, 4/25/19	63,075	64,676
Series 2009-70,Cl. TL, 4.00%, 8/25/19	681,991	697,122
Series 2010-43,Cl. KG, 3.00%, 1/25/21	112,051	114,502
Series 2011-15,Cl. DA, 4.00%, 3/25/41	39,992	41,505
Series 2011-3,Cl. EL, 3.00%, 5/25/20	375,625	382,689
Series 2011-3,Cl. KA, 5.00%, 4/25/40	192,504	208,921
Series 2011-38,Cl. AH, 2.75%, 5/25/20	8,560	8,696
Series 2011-82,Cl. AD, 4.00%, 8/25/26	239,166	245,940

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 26.986%, 11/25/31[5]	141,575	30,926
Series 2001-81,Cl. S, 22.064%, 1/25/32[5]	36,783	10,283
Series 2002-47,Cl. NS, 27.624%, 4/25/32[5]	97,677	22,688
Series 2002-51,Cl. S, 27.81%, 8/25/32[5]	89,691	19,256
Series 2002-52,Cl. SD, 33.799%, 9/25/32[5]	128,893	30,064
Series 2002-77,Cl. SH, 31.555%, 12/18/32[5]	55,410	11,727
Series 2002-84,Cl. SA, 33.349%, 12/25/32[5]	135,309	30,695
Series 2002-9,Cl. MS, 22.928%, 3/25/32[5]	38,045	8,676
Series 2003-33,Cl. SP, 28.197%, 5/25/33[5]	147,376	33,215
Series 2003-4,Cl. S, 29.665%, 2/25/33[5]	80,942	20,783
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	284,417	37,229
Series 2004-54,Cl. DS, 37.028%, 11/25/30[5]	108,094	20,411
Series 2004-56,Cl. SE, 11.185%, 10/25/33[5]	27,974	6,009
Series 2005-12,Cl. SC, 8.096%, 3/25/35[5]	15,998	3,101
Series 2005-14,Cl. SE, 33.407%, 3/25/35[5]	53,559	8,353
Series 2005-40,Cl. SA, 46.534%, 5/25/35[5]	282,976	50,370
Series 2005-52,Cl. JH, 0.00%, 5/25/35[5,7]	730,054	130,690
Series 2005-93,Cl. SI, 21.314%, 10/25/35[5]	64,897	11,060
Series 2007-88,Cl. XI, 33.727%, 6/25/37[5]	162,483	27,441
Series 2008-55,Cl. SA, 12.503%, 7/25/38[5]	73,164	9,631
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,7]	19,067	848
Series 2011-96,Cl. SA, 4.685%, 10/25/41[5]	155,349	26,998
Series 2012-134,Cl. SA, 10.761%, 12/25/42[5]	577,702	139,710
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,7]	329,190	44,769

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.135%,
9/25/23[6]	63,589	60,369

		27,700,598

GNMA/Guaranteed—10.6%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	33,239	35,741
7.50%, 1/15/23-6/15/24	33,401	35,777
8.00%, 5/15/17-4/15/23	19,970	21,725
8.50%, 8/15/17-12/15/17	2,465	2,535

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn. II Pool:
3.50%, 1/15/46[8]	$ 18,970,000	$ 19,770,396
4.00%, 1/20/46[8]	4,430,000	4,703,626

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 53.639%, 2/16/32[5]	175,564	32,153
Series 2002-76,Cl. SY, 56.529%, 12/16/26[5]	354,369	68,457
Series 2007-17,Cl. AI, 18.119%, 4/16/37[5]	405,473	80,790
Series 2011-52,Cl. HS, 7.744%, 4/16/41[5]	198,053	36,738

		24,787,938

Non-Agency—8.1%

Commercial—7.0%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.692%, 7/20/36[4]	813,234	764,679
Series 2014-R7,Cl. 3A1, 2.763%, 3/26/36[3,4]	348,342	353,498

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[2,4]	214,335	216,704

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[4]	304,157	305,521
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	779,029	768,542

Chase Mortgage Finance Trust, Series 2005-A2,
Cl. 1A3, 2.544%, 1/25/36[4]	195,266	182,864

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[2,4]	185,000	168,199

Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.57%, 10/25/35[4]	711,201	705,980

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.574%, 10/15/45[2,4]	185,000	173,726
Series 2012-CR5,Cl. E, 4.337%, 12/10/45[2,4]	480,000	445,622
Series 2013-CR7,Cl. D, 4.352%, 3/10/46[2,4]	445,000	402,353
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	889,353

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[5,7]	420,191	32,845

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	196,551	150,905
Series 2009-13R,Cl. 4A1, 2.747%, 9/26/36[2,4]	51,404	51,611

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.663%, 11/10/46[2,4]	50,000	52,877

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	121,342	115,406
Series 2005-FA8,Cl. 1A6, 1.072%, 11/25/35[4]	127,079	89,889

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.397%, 11/25/46[2,4]	50,000	50,170
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,4]	60,000	57,103
Series 2013-K26,Cl. C, 3.599%, 12/25/45[2,4]	40,000	38,784
Series 2013-K27,Cl. C, 3.496%, 1/25/46[2,4]	110,000	102,945
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,4]	450,000	421,574
Series 2013-K502,Cl. C, 3.18%, 3/25/45[2,4]	220,000	221,917
Series 2013-K712,Cl. C, 3.371%, 5/25/45[2,4]	70,000	69,455
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,4]	145,000	140,081
Series 2014-K715,Cl. C, 4.123%, 2/25/46[2,4]	35,000	35,554
Series 2015-K44,Cl. B, 3.685%, 1/25/48[2,4]	365,000	327,693

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	469,120	440,952

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.863%, 7/25/35[4]	41,244	40,834

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[2,4]	285,000	263,364

JP Morgan Chase Commercial Mortgage Securities Trust: Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	690,000	701,987
Series 2012-C6,Cl. E, 5.192%, 5/15/45[2,4]	380,000	371,993

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.726%, 7/25/35[4]	171,476	172,226

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.747%, 9/26/36[2,4]	190,989	191,224
Series 2009-5,Cl. 1A2, 2.738%, 7/26/36[2,4]	252,943	226,547

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	360,000	371,963
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	181,330

10      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial (Continued)

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.775%, 4/21/34[4]	$ 72,417	$ 74,057

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[2,4]	385,000	370,129
Series 2013-C7,Cl. D, 4.297%, 2/15/46[2,4]	115,000	106,549
Series 2013-C8,Cl. D, 4.169%, 12/15/48[2,4]	80,000	73,702
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	730,442

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	260,000	267,099

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.176%, 11/26/36[2,4]	250,004	166,693

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.402%, 6/26/46[2,4]	514,728	517,233

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.109%, 7/26/45[2,4]	37,750	37,675

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-10, Cl. 2A, 2.446%, 8/25/34[4]	316,484	318,293

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.622%, 2/25/24[4]	145,000	144,622
Series 2015-DNA2,Cl. M2, 3.022%, 12/25/27[4]	85,000	84,602

UBS-Barclays Commercial Mortgage Trust, Series
2012-C2, Cl. E, 4.888%, 5/10/63[2,4]	45,000	43,658

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.523%, 12/25/35[4]	148,528	144,184
Series 2005-AR16,Cl. 1A1, 2.568%, 12/25/35[4]	138,793	132,381

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.662%, 2/25/35[4]	32,059	32,175
Series 2005-AR10,Cl. 1A1, 2.74%, 6/25/35[4]	613,437	627,765
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	422,621	403,893
Series 2006-AR7,Cl. 2A4, 2.738%, 5/25/36[4]	226,110	215,871
Series 2006-AR8,Cl. 2A4, 2.744%, 4/25/36[4]	148,756	145,734
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	86,000	89,688
Series 2007-AR8,Cl. A1, 2.809%, 11/25/37[4]	449,897	399,235

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[2,4]	160,000	149,695
Series 2012-C7,Cl. E, 4.838%, 6/15/45[2,4]	80,000	77,560
Series 2012-C8,Cl. E, 4.875%, 8/15/45[2,4]	365,000	354,148
Series 2013-C11,Cl. D, 4.179%, 3/15/45[2,4]	49,000	45,570
Series 2013-C15,Cl. D, 4.48%, 8/15/46[2,4]	225,000	208,674

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,5,7]	3,273,440	149,722

		16,409,319

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	216,100	211,347
Series 2006-AR2,Cl. 2A3, 2.763%, 3/25/36[4]	40,960	40,466

		251,813

Residential—1.0%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	357,209	325,965

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	87,507	80,477
Series 2007-C,Cl. 1A4, 4.007%, 5/20/36[4]	36,538	34,263

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.864%, 6/25/34[4]	104,628	103,847

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[4]	323,496	321,244

Carrington Mortgage Loan Trust, Series 2006- FRE1, Cl. A2, 0.532%, 7/25/36[4]	46,051	45,581

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	108,930	104,218
Series 2006-6,Cl. A3, 6.00%, 4/25/36	58,827	56,768

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.732%, 7/25/35[4]	51,618	48,534

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	1,174	1,174

	Principal Amount	Value

Residential (Continued)

RALI Trust: (Continued)
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	$ 13,451	$ 10,858

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[4]	151,446	155,018

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 2.74%, 5/25/35[4]	204,883	206,346
Series 2006-AR10,Cl. 5A5, 2.738%, 7/25/36[4]	311,065	302,789

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.683%, 4/25/35[4]	414,039	416,940
Series 2006-AR14,Cl. 1A2, 5.851%, 10/25/36[4]	74,651	72,517
Series 2006-AR8,Cl. 2A1, 2.744%, 4/25/36[4]	140,213	137,365

		2,423,904

Total Mortgage-Backed Obligations (Cost $71,492,184)		71,573,572

U.S. Government Obligations—0.3%

Federal Home Loan Mortgage Corp. Nts.:
1.00% Nts., 12/15/17	193,000	192,553
5.50% Nts., 7/18/16	65,000	66,682

United States Treasury Nts., 1.50%, 5/31/19	552,000	552,711

Total U.S. Government Obligations (Cost $813,370)		811,946

Non-Convertible Corporate Bonds and Notes—30.0%

Consumer Discretionary—4.9%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	114,616

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,241

		190,857

Automobiles—1.3%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	393,584

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	970,000	945,703

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	437,000	462,653

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	402,696

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	105,162

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	392,000	390,978

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	341,000	343,834

		3,044,610

Hotels, Restaurants & Leisure—0.7%

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	465,153

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	262,000	259,500
6.375% Sr. Unsec. Nts., 6/15/17	354,000	378,511

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	173,000	173,113
4.875% Sr. Unsec. Nts., 12/9/45	29,000	29,270

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	403,000	418,530

		1,724,077

Household Durables—0.5%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[2]	391,000	401,752

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	183,000	179,798

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	399,750

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	122,318
1.65% Sr. Unsec. Nts., 11/1/17	105,000	104,502

		1,208,120

11      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	$ 433,000	$ 427,545

Media—1.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	92,000	103,776

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	124,000	124,065
6.484% Sr. Sec. Nts., 10/23/45[2]	207,000	207,615

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	291,569

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	159,100

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	77,127
9.15% Debs., 2/1/23	118,000	153,401

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	224,347

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	101,722

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	406,975

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	217,000	212,450

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	414,059

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	114,184

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	183,426

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	415,000	404,625

		3,178,441

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	300,000	314,250

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	129,000	120,485

		434,735

Specialty Retail—0.4%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	430,044

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	184,349

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	221,893

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	117,445

		953,731

Textiles, Apparel & Luxury Goods—0.1%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	341,000	335,032

Consumer Staples—3.0%

Beverages—0.6%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	378,102

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	390,000	398,775

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	423,000	428,385
4.25% Sr. Unsec. Nts., 7/15/22[2]	260,000	267,456

		1,472,718

Food & Staples Retailing—0.5%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	109,000	115,267
5.30% Sr. Unsec. Nts., 12/5/43	101,000	109,802

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	101,000	104,190
6.50% Sr. Unsec. Nts., 6/15/17	48,000	50,780

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	386,000	414,672
6.90% Sr. Unsec. Nts., 4/15/38	109,000	135,098

	Principal Amount	Value

Food & Staples Retailing (Continued)

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	$ 220,000	$ 224,860

		1,154,669

Food Products—1.3%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	350,000	353,568
8.50% Sr. Unsec. Nts., 6/15/19	320,000	370,980

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	123,000	110,112

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	420,334

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18	334,000	332,627

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	99,000	100,045

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	215,000	217,501
5.20% Sr. Unsec. Nts., 7/15/45[2]	49,000	51,360

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	420,000	401,100

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	143,221
6.60% Sr. Unsec. Nts., 4/1/16	402,000	407,346

		2,908,194

Tobacco—0.6%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	396,359

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[2]	411,000	409,046

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	185,000	206,292
6.75% Sr. Unsec. Nts., 6/15/17	388,000	414,352

		1,426,049

Energy—3.0%

Energy Equipment & Services—0.7%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	102,000	100,991

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	165,472

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	371,000	369,232

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	416,000	414,641
4.00% Sr. Unsec. Nts., 12/21/25[2]	272,000	269,094

Sinopec Group Overseas Development 2014 Ltd.,
1.75% Sr. Unsec. Nts., 4/10/17[2]	431,000	429,715

		1,749,145

Oil, Gas & Consumable Fuels—2.3%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	231,000	213,157

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	106,904

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	203,910

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	189,000	196,300

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	165,000	160,586
5.90% Sr. Unsec. Nts., 2/1/18	186,000	193,760

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	116,000	91,095

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	224,000	199,143

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	441,720

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	224,000	203,408

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	197,000	140,203

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	325,057

12      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP: (Continued)
4.40% Sr. Unsec. Nts., 4/1/24	$ 112,000	$ 88,870

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	95,467
4.90% Sr. Unsec. Nts., 5/15/46	42,000	34,435

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	236,000	246,171

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	279,000	218,560

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	456,717
5.45% Sr. Unsec. Nts., 10/14/21[2]	147,000	143,292

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	385,000	397,625

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	280,000	248,498

Spectra Energy Partners LP, 4.60% Sr. Unsec. Nts., 6/15/21	277,000	280,036

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	273,000	241,892

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	377,775

		5,304,581

Financials—8.5%

Capital Markets—1.9%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	322,000	318,571

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	467,979

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	470,000	474,389

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	341,000	314,306

Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	301,000	293,270

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	355,000	348,451

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	401,000	415,967

Morgan Stanley, 5% Sub. Nts., 11/24/25	395,000	420,377

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	453,882

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	293,984

UBS Preferred Funding Trust V, 6.243% Jr. Sub.

Perpetual Bonds, Series 1[4,9]	638,000	641,190

		4,442,366

Commercial Banks—2.6%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	416,000	415,439

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	424,000	576,645

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	353,000	339,894

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	397,000	389,616

Citigroup, Inc., 4.65% Sr. Unsec. Nts., 7/30/45	330,000	335,115

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[2,4,9]	194,000	191,478

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	297,000	302,692

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,4,9]	370,000	416,250

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	433,790

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S4,9	294,000	320,828

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,4,9]	400,000	449,500

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	328,000	327,896
6.45% Sub. Nts., 6/26/37	334,000	389,894

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	500,000	525,000

	Principal Amount	Value

Commercial Banks (Continued)

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,9]	$ 440,000	$ 448,250

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	227,000	230,978

		6,093,265

Consumer Finance—0.8%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	339,000	392,816

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	342,000	331,426

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	338,000	325,378
3.95% Sr. Unsec. Nts., 11/6/24	331,000	327,025

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	117,000	115,636
4.50% Sr. Unsec. Nts., 7/23/25	310,000	310,028

		1,802,309

Diversified Financial Services—0.5%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	105,000	105,730

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	410,000	423,607

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	221,000	219,840

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	495,000	490,050

		1,239,227

Insurance—1.2%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	200,000	199,683
4.35% Sr. Unsec. Nts., 11/3/45	160,000	163,003

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	362,263

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	391,140

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	553,002

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,9]	296,000	301,920

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	331,000	320,822

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	437,000	439,529

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,9]	243,000	177,086

		2,908,448

Real Estate Investment Trusts (REITs)—1.3%

American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	259,881

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	425,000	412,250

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	360,000	393,846

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	130,790

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	366,000	404,730

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	244,000	235,660

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	276,871

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	219,000	226,524

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	36,000	37,978

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	176,754

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	369,000	366,003

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	87,969

		3,009,256

13      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	$ 475,000	$ 464,896

Health Care—1.8%

Biotechnology—0.3%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	208,000	205,713
4.70% Sr. Unsec. Nts., 5/14/45	83,000	81,488

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	110,444

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	208,000	207,752
5.00% Sr. Unsec. Nts., 8/15/45	56,000	56,430

		661,827

Health Care Equipment & Supplies—0.5%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	451,267
3.875% Sr. Unsec. Nts., 5/15/24	221,000	224,424

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	428,207

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	126,639

		1,230,537

Health Care Providers & Services—0.7%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	214,762

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	453,650

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	610,000	589,790

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	180,681

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	178,000	196,882

		1,635,765

Life Sciences Tools & Services—0.1%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	156,000	156,026
4.15% Sr. Unsec. Nts., 2/1/24	144,000	149,902
5.30% Sr. Unsec. Nts., 2/1/44	40,000	42,862

		348,790

Pharmaceuticals—0.2%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	277,000	276,141
4.75% Sr. Unsec. Nts., 3/15/45	136,000	133,097

		409,238

Industrials—2.2%

Aerospace & Defense—0.5%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	292,000	289,839

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	116,576
3.95% Sr. Unsec. Nts., 11/15/16	145,000	147,216

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	208,000	209,498

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	206,630

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	126,825

		1,096,584

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	506,369

Commercial Services & Supplies—0.2%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	564,507

	Principal Amount	Value

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	$ 349,000	$ 340,711

Industrial Conglomerates—0.1%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	192,000	191,550

Machinery—0.2%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	241,416

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	123,802

		365,218

Marine—0.0%

AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[2]	43,000	41,556

Professional Services—0.2%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	427,000	425,271

Road & Rail—0.5%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	75,284

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	126,000	117,552

Kansas City Southern, 3% Sr. Unsec. Nts., 5/15/23[2]	141,000	133,671

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	118,953

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	187,000	187,334
3.75% Sr. Unsec. Nts., 5/11/17[2]	220,000	224,510
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	252,027

		1,109,331

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	459,420

Information Technology—1.4%

Electronic Equipment, Instruments, & Components—0.4%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	552,462

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[2]	330,000	322,162

		874,624

IT Services—0.3%

Fidelity National Information Services, Inc., 1.45%
Sr. Unsec. Nts., 6/5/17	351,000	346,384

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	141,000	143,274

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	150,156
6.75% Sr. Unsec. Nts., 2/1/17	75,000	78,614

		718,428

Semiconductors & Semiconductor Equipment—0.0%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	113,378

Software—0.4%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	313,000	312,120
4.375% Sr. Unsec. Nts., 6/15/25	125,000	123,082

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	174,000	172,695

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	327,502

		935,399

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	229,602

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	267,000	266,900
6.35% Sr. Unsec. Nts., 10/15/45[2]	184,000	175,235

		671,737

14      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Materials—1.4%

Chemicals—0.6%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	$ 174,000	$ 159,149
4.125% Sr. Unsec. Nts., 3/15/35	87,000	74,235

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	112,000	99,729

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	138,656

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	256,000	227,543

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	363,204

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	116,486
3.95% Sr. Unsec. Nts., 1/15/26	174,000	173,318

		1,352,320

Construction Materials—0.3%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	282,000	283,222

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	421,000	431,525

		714,747

Containers & Packaging—0.2%

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	110,071
4.50% Sr. Unsec. Nts., 11/1/23	358,000	376,692

		486,763

Metals & Mining—0.3%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	153,059

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	348,000	336,251

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	75,000	54,839

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	93,489

		637,638

Paper & Forest Products—0.0%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	166,970

Telecommunication Services—1.6%

Diversified Telecommunication Services—1.5%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	614,000	529,719

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	288,000	421,641

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	402,000	405,734

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	65,000	60,769

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	111,000	112,263

Telecom Italia Capital SA, 7.721% Sr. Unsec.
Unsub. Nts., 6/4/38	277,000	290,158

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	404,972
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	203,732

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	187,119
4.50% Sr. Unsec. Nts., 9/15/20	522,000	561,513
4.522% Sr. Unsec. Nts., 9/15/48	288,000	258,571
5.012% Sr. Unsec. Nts., 8/21/54	105,000	96,507

		3,532,698

Wireless Telecommunication Services—0.1%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	77,000	75,902

	Principal Amount	Value

Utilities—2.2%

Electric Utilities—1.5%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	$ 198,000	$ 200,642

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	118,000	118,698

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	375,000	388,536

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	389,000	414,681

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	95,571

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	417,636

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	93,917

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	159,478

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	600,000	655,455

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	388,563

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	373,000	373,003

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	277,000	277,589

		3,583,769

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	329,000	329,335

Multi-Utilities—0.6%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	402,832

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	244,167

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	100,000	98,576

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	170,000	158,502

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	182,500

Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25[2]	206,000	200,091

		1,286,668

Total Non-Convertible Corporate Bonds and Notes (Cost $70,806,545)		70,339,321

	Shares

Investment Company—2.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[10,11] (Cost $5,367,607)	5,367,607	5,367,607

Total Investments, at Value (Cost $241,877,606)	106.9%	250,779,549

Net Other Assets (Liabilities)	(6.9)	(16,147,851)

Net Assets	100.0%	$ 234,631,698

15      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,471,024 or 17.25% of the Fund’s net assets at period end.

3. Restricted security. The aggregate value of restricted securities at period end was $711,113, which represents 0.30% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

American Credit Acceptance Receivables Trust, Series 2015-3, Cl. B, 3.56%, 10/12/21	9/30/15	$359,964	$357,615	$2,349
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.763%, 3/26/36	3/6/15-5/13/15	355,307	353,498	1,809

		$715,271	$711,113	$4,158

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,824,133 or 0.78% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $84,525 or 0.04% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$8,298

Futures Contracts as of December 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/21/16	8	$1,230,000	$10,924
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	34	7,385,969	(9,129)
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	28	3,312,969	(11,600)
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	14	1,762,688	9,859
United States Ultra Bonds	CBT	Buy	3/21/16	50	7,934,375	26,591

						$26,645

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $236,509,999)	$245,411,942
Affiliated companies (cost $5,367,607)	5,367,607

250,779,549

Cash	25,063,100

Cash used for collateral on futures	260,000

Receivables and other assets:
Investments sold (including $1,746,142 sold on a when-issued or delayed delivery basis)	2,154,301
Interest, dividends and principal paydowns	1,034,151
Variation margin receivable	55,531
Shares of beneficial interest sold	14,843
Other	37,613

Total assets	279,399,088

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	44,394,738
Shares of beneficial interest redeemed	251,096
Trustees’ compensation	32,493
Shareholder communications	11,800
Distribution and service plan fees	11,438
Variation margin payable	10,502
Other	55,323

Total liabilities	44,767,390

Net Assets	$234,631,698

Composition of Net Assets
Par value of shares of beneficial interest	$16,271

Additional paid-in capital	232,833,337

Accumulated net investment income	5,254,734

Accumulated net realized loss on investments and foreign currency transactions	(12,398,289)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,925,645

Net Assets	$234,631,698

Net Asset Value Per Share

Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $182,405,527 and 12,613,126 shares of beneficial interest outstanding)	$14.46

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $52,226,171 and 3,658,028 shares of beneficial interest outstanding)	$14.28

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest:	$5,479,918

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,401)	1,503,044
Affiliated companies	8,298

Total investment income	6,991,260

Expenses
Management fees	1,884,550

Distribution and service plan fees—Service shares	147,790

Transfer and shareholder servicing agent fees:
Non-Service shares	194,298
Service shares	59,112

Shareholder communications:
Non-Service shares	33,355
Service shares	10,169

Borrowing fees	1,814

Custodian fees and expenses	48,564

Trustees’ compensation	14,708

Other	69,595

Total expenses	2,463,955
Less reduction to custodian expenses	(1,474)
Less waivers and reimbursements of expenses	(614,960)

Net expenses	1,847,521

Net Investment Income	5,143,739

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	8,527,872
Closing and expiration of futures contracts	(514,594)
Foreign currency transactions	(1,786)

Net realized gain	8,011,492

Net change in unrealized appreciation/depreciation on:
Investments	(10,802,314)
Translation of assets and liabilities denominated in foreign currencies	189,788
Futures contracts	(276,896)

Net change in unrealized appreciation/depreciation	(10,889,422)

Net Increase in Net Assets Resulting from Operations	$2,265,809

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$5,143,739	$5,395,256

Net realized gain	8,011,492	12,573,539

Net change in unrealized appreciation/depreciation	(10,889,422)	3,629,766

Net increase in net assets resulting from operations	2,265,809	21,598,561

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,370,338)	(4,273,013)
Service shares	(1,196,499)	(1,173,553)

	(5,566,837)	(5,446,566)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(18,739,351)	(22,300,027)
Service shares	(10,891,668)	(9,586,563)

	(29,631,019)	(31,886,590)

Net Assets
Total decrease	(32,932,047)	(15,734,595)

Beginning of period	267,563,745	283,298,340

End of period (including accumulated net investment income of $ 5,254,734 and $ 5,500,006, respectively)	$234,631,698	$267,563,745

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.67	$13.84	$12 .52	$11 .30	$11 .47

Income (loss) from investment operations:
Net investment income[2]	0 .31	0 .29	0 .25	0 .29	0 .20
Net realized and unrealized gain (loss)	(0 .18)	0 .83	1 .38	1 .09	(0 .11)

Total from investment operations	0 .13	1 .12	1 .63	1 .38	0 .09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .34)	(0 .29)	(0 .31)	(0 .16)	(0 .26)

Net asset value, end of period	$14 .46	$14 .67	$13 .84	$12.52	$11.30

Total Return, at Net Asset Value[3]	0 .83%	8 .20%	13 .17%	12 .34%	0 .72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,406	$203,684	$213,697	$218,032	$128,383

Average net assets (in thousands)	$194,208	$208,556	$218,090	$191,416	$141,848

Ratios to average net assets:[4]
Net investment income	2 .09%	2 .03%	1 .87%	2 .46%	1 .70%
Expenses excluding interest and fees from borrowings	0 .91%	0 .90%	0 .89%	0 .90%	0 .91%
Interest and fees from borrowings	0 .00%[5]	0 .00%	0 .00%	0 .00%	0 .00%

Total expenses[6]	0 .91%	0 .90%	0 .89%	0 .90%	0 .91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .67%	0 .67%	0 .66%	0 .66%	0 .67%

Portfolio turnover rate[7]	68%	98%	187%	110%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.49	$13.66	$12.37	$11.17	$11.35

Income (loss) from investment operations:
Net investment income[2]	0 .27	0 .25	0 .21	0 .26	0 .16
Net realized and unrealized gain (loss)	(0 .18)	0 .84	1 .36	1 .08	(0 .11)

Total from investment operations	0 .09	1 .09	1 .57	1 .34	0 .05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .30)	(0 .26)	(0 .28)	(0 .14)	(0 .23)

Net asset value, end of period	$14 .28	$14 .49	$13.66	$12.37	$11.17

Total Return, at Net Asset Value[3]	0 .57%	8 .02%	12 .83%	12 .11%	0 .38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,226	$63,880	$69,601	$72,872	$77,551

Average net assets (in thousands)	$59,085	$65,450	$72,332	$76,257	$85,157

Ratios to average net assets:[4]
Net investment income	1 .84%	1 .78%	1 .62%	2 .18%	1 .45%
Expenses excluding interest and fees from borrowings	1 .16%	1 .15%	1 .15%	1 .16%	1 .16%
Interest and fees from borrowings	0 .00%[5]	0 .00%	0 .00%	0 .00%	0 .00%

Total expenses[6]	1 .16%	1 .15%	1 .15%	1 .16%	1 .16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .92%	0 .92%	0 .92%	0 .92%	0 .92%

Portfolio turnover rate[7]	68%	98%	187%	110%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282

See accompanying Notes to Financial Statements.

21      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), formerly named Oppenheimer Capital Income Fund/VA, (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

22      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,319,438	$—	$12,145,339	$8,640,479

1. At period end, the Fund had $11,904,119 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$3,323,244
2017	8,580,875

Total	$11,904,119

Of these losses, $3,323,244 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,323,244 per year.

2. At period end, the Fund had $241,220 of post-October losses available to offset future realized capital gains, if any.

3. During the reporting period, the Fund utilized $7,623,518 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $13,107,726 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$212	$177,826	$177,614

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

Distributions paid from:
Ordinary income	$5,566,837	$5,446,566

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

23      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$242,136,128
Federal tax cost of other investments	2,942

Total federal tax cost	$242,139,070

Gross unrealized appreciation	$13,060,670
Gross unrealized depreciation	(4,420,191)

Net unrealized appreciation	$8,640,479

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

24      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,931,785	$—	$—	$8,931,785
Consumer Staples	6,976,703	—	—	6,976,703
Energy	5,069,054	—	—	5,069,054
Financials	15,150,514	—	—	15,150,514
Health Care	11,791,619	—	—	11,791,619
Industrials	8,278,768	—	—	8,278,768
Information Technology	16,174,013	—	—	16,174,013
Materials	2,357,030	—	—	2,357,030
Telecommunication Services	1,353,726	—	—	1,353,726
Utilities	2,903,933	—	—	2,903,933
Asset-Backed Securities	—	23,699,958	—	23,699,958
Mortgage-Backed Obligations	—	71,573,572	—	71,573,572
U.S. Government Obligations	—	811,946	—	811,946
Non-Convertible Corporate Bonds and Notes	—	70,339,321	—	70,339,321
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	84,354,752	166,424,797	—	250,779,549
Other Financial Instruments:
Futures contracts	47,374	—	—	47,374

Total Assets	$84,402,126	$166,424,797	$—	$250,826,923

Liabilities Table
Other Financial Instruments:
Futures contracts	$(20,729)	$—	$—	$(20,729)

Total Liabilities	$(20,729)	$—	$—	$(20,729)

25      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$44,394,738
Sold securities	1,746,142

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

26      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares comprising 22.46% of the Fund. The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

27      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $11,498,475 and $19,843,566 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

28      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$ 55,531 *	Variation margin payable	$ 10,502 *

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts

Interest rate contracts	$ (514,594)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$ (276,896)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	192,335	$2,822,887	249,594	$3,564,995
Dividends and/or distributions reinvested	299,338	4,370,338	300,916	4,273,013
Redeemed	(1,759,489)	(25,932,576)	(2,114,253)	(30,138,035)

Net decrease	(1,267,816)	$(18,739,351)	(1,563,743)	$(22,300,027)

Service Shares
Sold	228,285	$3,296,473	373,936	$5,300,929
Dividends and/or distributions reinvested	82,918	1,196,499	83,586	1,173,552
Redeemed	(1,062,479)	(15,384,640)	(1,142,911)	(16,061,044)

Net decrease	(751,276)	$(10,891,668)	(685,389)	$(9,586,563)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$150,509,095	$191,064,439
U.S. government and government agency obligations	9,206,655	9,998,260
To Be Announced (TBA) mortgage-related securities	829,988,104	849,696,153

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.74% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

29      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $467,563 and $142,028 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,369 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the

30      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

11. Pending Litigation (Continued)

ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

31      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Conservative Balanced Fund/VA (formerly Oppenheimer Capital Income Fund/VA) (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Conservative Balanced Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

32      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 21.37% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other conservative allocation funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category during the one-, three- and five-year periods, but underperformed for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other conservative allocation funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and higher than its category median. Within the total asset range of $250 million to $500 million, the Fund’s effective management fee rate was equal to its peer group median and higher than its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares and 0.92% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

34      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

35      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment

37      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006- January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub- Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

38      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

39      OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Annual Report

ANNUAL REPORT

Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGER: Michael Kotlarz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	3.54%	11.83%	6.38%
Service Shares	9/18/01	3.27	11.55	6.12
S&P 500 Index	–	1.38	12.57	7.31
Russell 1000 Growth Index	–	5.67	13.53	8.53

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Facebook, Inc., Cl. A	5.6%

Allergan plc	5.4

LinkedIn Corp., Cl. A	4.6

Gilead Sciences, Inc.	4.2

Alphabet, Inc., Cl. A	3.9

Biogen, Inc.	3.9

Amazon.com, Inc.	3.6

PayPal Holdings, Inc.	3.5

MasterCard, Inc., Cl. A	3.4

Visa, Inc., Cl. A	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 3.54 % during the reporting period, underperforming the Russell 1000 Growth Index (the “Index”), which returned 5.67% for the same period. The Fund’s underperformance stemmed largely from weaker relative stock selection in the consumer discretionary sector. The Fund outperformed the Index within the information technology, industrials and materials sectors, due primarily to stronger relative stock selection.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top performing holdings included Facebook, Inc., Amazon.com, Inc. and Allergan plc. Facebook, the world’s largest social-networking site, had a strong reporting period. Not only did it grow profit and revenue during the reporting period, but it also increased its already massive user base and mobile advertising, as well as usage of its non-Facebook apps like Instagram, Messenger and WhatsApp. E-commerce giant Amazon.com reached an all-time high during the reporting period. The company reported a surprise third-quarter profit, driven by a boost in revenue from its Prime Day promotion and continued strong growth in its cloud-computing offerings. During the reporting period, specialty pharmaceutical company Actavis, with exposure to both generic and branded drugs, continued to augment its growth potential with the closure of its acquisition of Allergan. The company was re-named Allergan during the reporting period.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Western Digital Corp., Oracle Corp. and Valeant Pharmaceuticals International, Inc. Western Digital is a data storage solutions company that announced a decline in net revenues over the first half of the reporting period. Lower demand for enterprise hard drives also hurt the company this period. The market also raised concerns over whether or not Western Digital’s proposed purchase of Sandisk will create shareholder value given an expensive purchase price. Oracle is a provider of enterprise software and computer hardware products, and services. Although Oracle’s cloud business started to gain momentum, the company was negatively impacted by decreasing licensed software sales and a strong dollar, which weighed down its overseas business. Valeant Pharmaceuticals International is a specialty pharmaceutical and medical device company. The company was under pressure over how it prices its drugs and its relationship with Philidor Rx Services, a mail-order pharmacy that it cut ties with at the end of October.

STRATEGY & OUTLOOK

Although the U.S. economy has remained resilient, it continues to grow at a below normal expansionary pace. The U.S. economy’s resilience has been supported by strong productivity gains, low structural energy costs and a relatively attractive currency. Looking forward, we believe the U.S. economy will retain many of these tailwinds and for the markets to reward differentiated valuations to those companies demonstrating consistent quality, growth, and innovation. We expect that companies with capital discipline, strong management, and sustainable competitive advantages, have the greatest prospects for outperformance over time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800. 988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015

Non-Service shares	$1,000.00	$994.10	$4.03

Service shares	1,000.00	992.80	5.29

Hypothetical
(5% return before expenses)

Non-Service shares	1,000.00	1,021.17	4.08

Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%

Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value

Common Stocks—99.8%

Consumer Discretionary—16.8%

Diversified Consumer Services—0.4%

Service Corp. International	133,470	$3,472,889

Hotels, Restaurants & Leisure—2.1%

McDonald’s Corp.	48,750	5,759,325

Starbucks Corp.	211,940	12,722,758

		18,482,083

Internet & Catalog Retail—5.7%

Amazon.com, Inc.[1]	47,034	31,789,810

Netflix, Inc.[1]	73,620	8,420,656

TripAdvisor, Inc.[1]	119,880	10,219,770

		50,430,236

Leisure Products—1.2%

Hasbro, Inc.	155,020	10,442,147

Media—1.8%

Walt Disney Co. (The)	147,310	15,479,335

Specialty Retail—3.0%

Foot Locker, Inc.	91,280	5,941,415

Home Depot, Inc. (The)	24,740	3,271,865

TJX Cos., Inc. (The)	249,980	17,726,082

		26,939,362

Textiles, Apparel & Luxury Goods—2.6%

NIKE, Inc., Cl. B	299,840	18,740,000

VF Corp.	71,080	4,424,730

		23,164,730

Consumer Staples—7.0%

Beverages—1.5%

Constellation Brands, Inc., Cl. A	92,410	13,162,881

Food & Staples Retailing—5.5%

Costco Wholesale Corp.	125,760	20,310,240

CVS Health Corp.	171,080	16,726,492

Kroger Co. (The)	264,250	11,053,577

		48,090,309

Energy—2.3%

Energy Equipment & Services—0.5%

Halliburton Co.	136,400	4,643,056

Oil, Gas & Consumable Fuels—1.8%

EOG Resources, Inc.	137,180	9,710,972

Newfield Exploration Co.[1]	76,700	2,497,352

Pioneer Natural Resources Co.	26,190	3,283,702

		15,492,026

Financials—6.3%

Capital Markets—2.4%

Charles Schwab Corp. (The)	609,610	20,074,457

Invesco Ltd.	32,950	1,103,166

		21,177,623

Commercial Banks—3.5%

JPMorgan Chase & Co.	385,250	25,438,058

SVB Financial Group[1]	50,650	6,022,285

		31,460,343

Insurance—0.3%

Aon plc	25,600	2,360,576

Real Estate Management & Development—0.1%

Realogy Holdings Corp.[1]	19,360	709,931

Health Care—17.7%

Biotechnology—10.3%

Biogen, Inc.[1]	111,870	34,271,374

Celgene Corp.[1]	92,544	11,083,069

	Shares	Value

Biotechnology (Continued)

Gilead Sciences, Inc.	367,240	$37,161,016

Incyte Corp.[1]	36,490	3,957,341

Vertex Pharmaceuticals, Inc.[1]	36,735	4,622,365

		91,095,165

Health Care Equipment & Supplies—0.5%

Abbott Laboratories	80,100	3,597,291

Hologic, Inc.[1]	29,290	1,133,230

		4,730,521

Pharmaceuticals—6.9%

Allergan plc[1]	151,720	47,412,500

Bristol-Myers Squibb Co.	43,420	2,986,862

Perrigo Co. plc	7,900	1,143,130

Shire plc, ADR	6,030	1,236,150

Valeant Pharmaceuticals International, Inc.[1]	75,287	7,652,924

		60,431,566

Industrials—6.7%

Aerospace & Defense—1.0%

TransDigm Group, Inc.[1]	39,370	8,994,077

Building Products—1.0%

A.O. Smith Corp.	54,110	4,145,367

Allegion plc	70,500	4,647,360

		8,792,727

Commercial Services & Supplies—1.3%

Cintas Corp.	127,940	11,648,937

Electrical Equipment—0.9%

Acuity Brands, Inc.	31,350	7,329,630

Industrial Conglomerates—0.9%

Danaher Corp.	85,180	7,911,518

Machinery—1.6%

Ingersoll-Rand plc	49,040	2,711,422

Stanley Black & Decker, Inc.	79,160	8,448,747

Wabtec Corp.	44,480	3,163,417

		14,323,586

Information Technology—43.0%

Internet Software & Services—16.9%

Alphabet, Inc., Cl. A1	44,480	34,605,885

eBay, Inc.[1]	914,630	25,134,033

Facebook, Inc., Cl. A1	469,880	49,177,641

LinkedIn Corp., Cl. A1	178,580	40,194,786

		149,112,345

IT Services—11.1%

Computer Sciences Corp.	119,060	3,890,881

CSRA, Inc.	175,770	5,273,100

MasterCard, Inc., Cl. A	311,430	30,320,825

PayPal Holdings, Inc.[1]	858,180	31,066,116

Visa, Inc., Cl. A	355,878	27,598,339

		98,149,261

Semiconductors & Semiconductor Equipment—1.2%

NVIDIA Corp.	307,790	10,144,758

Software—10.4%

Activision Blizzard, Inc.	487,390	18,866,867

Electronic Arts, Inc.[1]	261,100	17,942,792

Microsoft Corp.	486,380	26,984,362

Oracle Corp.	712,640	26,032,739

ServiceNow, Inc.[1]	25,580	2,214,205

		92,040,965

Technology Hardware, Storage & Peripherals—3.4%
Apple, Inc.	190,640	20,066,766

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

Western Digital Corp.	158,360	$9,509,518

		29,576,284

Total Common Stocks (Cost $675,278,688)		879,788,867

	Shares	Value

Investment Company—0.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[2,3] (Cost $8,225,463)	8,225,463	$8,225,463

Total Investments, at Value (Cost $683,504,151)	100.7%	888,014,330

Net Other Assets (Liabilities)	(0.7)	(5,762,889)

Net Assets	100.0%	$882,251,441

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	3,087,900	178,973,504	173,835,941	8,225,463

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$8,225,463	$9,439

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $675,278,688)	$879,788,867
Affiliated companies (cost $8,225,463)	8,225,463

888,014,330

Cash	1,999,999

Receivables and other assets:
Dividends	515,404
Shares of beneficial interest sold	144,227
Other	67,473

Total assets	890,741,433

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	8,286,562
Distribution and service plan fees	69,289
Trustees’ compensation	61,117
Shareholder communications	41,362
Other	31,662

Total liabilities	8,489,992

Net Assets	$882,251,441

Composition of Net Assets
Par value of shares of beneficial interest	$15,971

Additional paid-in capital	594,907,610

Accumulated net investment income	1,047,015

Accumulated net realized gain on investments and foreign currency transactions	81,790,101

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	204,490,744

Net Assets	$882,251,441

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $564,514,287 and 10,173,666 shares of beneficial interest outstanding)	$55.49

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $317,737,154 and 5,797,693 shares of beneficial interest outstanding)	$54.80

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $11,653)	$10,851,760
Affiliated companies	9,439

Total investment income	10,861,199

Expenses
Management fees	6,445,151
Distribution and service plan fees-Service shares	831,680

Transfer and shareholder servicing agent fees:
Non-Service shares	601,501
Service shares	332,694

Shareholder communications:
Non-Service shares	64,123
Service shares	35,402

Trustees’ compensation	34,289

Custodian fees and expenses	13,715

Borrowing fees	6,730

Other	67,353

Total expenses	8,432,638
Less reduction to custodian expenses	(866)
Less waivers and reimbursements of expenses	(119,285)

Net expenses	8,312,487

Net Investment Income	2,548,712

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	91,591,300
Foreign currency transactions	10,167

Net realized gain	91,601,467

Net change in unrealized appreciation/depreciation on:
Investments	(62,458,970)
Translation of assets and liabilities denominated in foreign currencies	274,050

Net change in unrealized appreciation/depreciation	(62,184,920)

Net Increase in Net Assets Resulting from Operations	$31,965,259

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$2,548,712	$594,123

Net realized gain	91,601,467	183,603,215

Net change in unrealized appreciation/depreciation	(62,184,920)	(48,516,600)

Net increase in net assets resulting from operations	31,965,259	135,680,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(554,707)	(2,755,561)
Service shares	—	(632,322)

	(554,707)	(3,387,883)

Distributions from net realized gain:
Non-Service shares	(106,184,924)	(15,002,872)
Service shares	(59,885,291)	(8,466,690)

	(166,070,215)	(23,469,562)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	32,611,326	(80,263,666)
Service shares	30,119,410	(65,500,468)

	62,730,736	(145,764,134)

Net Assets
Total decrease	(71,928,927)	(36,940,841)

Beginning of period	954,180,368	991,121,209

End of period (including accumulated net investment income (loss) of $1,047,015 and $(837,141), respectively)	$882,251,441	$954,180,368

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$64.87	$57.88	$45.06	$39.75	$40.35

Income (loss) from investment operations:
Net investment income[2]	0 .22	0.09	0.23	0.42	0.23
Net realized and unrealized gain (loss)	2.25	8.64	13.09	5.18	(0.69)

Total from investment operations	2.47	8.73	13.32	5.60	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.27)	(0.50)	(0.29)	(0.14)
Distributions from net realized gain	(11.79)	(1.47)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(11.85)	(1.74)	(0.50)	(0.29)	(0.14)

Net asset value, end of period	$55.49	$64.87	$57.88	$45.06	$39.75

Total Return, at Net Asset Value[3]	3.54%	15.41%	29.74%	14.12%	(1.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$564,514	$616,862	$626,907	$573,684	$637,868

Average net assets (in thousands)	$601,110	$614,272	$595,912	$600,121	$713,770

Ratios to average net assets:[4]
Net investment income	0.36%	0.15%	0.44%	0.95%	0.57%
Expenses excluding interest and fees from borrowings	0.81%	0.80%	0.81%	0.81%	0.80%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.81%	0.80%	0.81%	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	60%	61%	77%	28%	27%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$64.30	$57.37	$44.66	$39.40	$39.99

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	(0.06)	0.10	0.31	0.13
Net realized and unrealized gain (loss)	2.22	8.57	12.98	5.12	(0.68)

Total from investment operations	2.29	8.51	13.08	5.43	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.37)	(0.17)	(0.04)
Distributions from net realized gain	(11.79)	(1.47)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(11.79)	(1.58)	(0.37)	(0.17)	(0.04)

Net asset value, end of period	$54.80	$64.30	$57.37	$44.66	$39.40

Total Return, at Net Asset Value[3]	3.27%	15.13%	29.43%	13.81%	(1.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317,737	$337,318	$364,214	$366,664	$375,330

Average net assets (in thousands)	$332,468	$343,254	$367,615	$382,196	$407,413

Ratios to average net assets:[4]
Net investment income (loss)	0.12%	(0.10)%	0.20%	0.71%	0.32%
Expenses excluding interest and fees from borrowings	1.06%	1.05%	1.06%	1.06%	1.05%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.06%	1.05%	1.06%	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	60%	61%	77%	28%	27%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$2,430,374	$82,511,230	$—	$203,629,978

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]

$8,762,833	$109,849	$8,652,984

1. $8,762,833, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Ordinary income	$24,673,136	$3,387,883
Long-term capital gain	141,951,786	23,469,562

Total	$166,624,922	$26,857,445

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 684,364,917

Gross unrealized appreciation	$ 223,873,312
Gross unrealized depreciation	(20,243,334)

Net unrealized appreciation	$ 203,629,978

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$148,410,782	$—	$—	$148,410,782
Consumer Staples	61,253,190	—	—	61,253,190
Energy	20,135,082	—	—	20,135,082
Financials	55,708,473	—	—	55,708,473
Health Care	156,257,252	—	—	156,257,252
Industrials	59,000,475	—	—	59,000,475
Information Technology	379,023,613	—	—	379,023,613
Investment Company	8,225,463	—	—	8,225,463
Total Assets	$888,014,330	$—	$—	$888,014,330

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	257,353	$15,042,314	297,082	$17,790,087
Dividends and/or distributions reinvested	1,895,571	106,739,631	303,563	17,758,433
Redeemed	(1,488,512)	(89,170,619)	(1,922,275)	(115,812,186)

Net increase (decrease)	664,412	$32,611,326	(1,321,630)	$(80,263,666)

Service Shares
Sold	931,104	$54,653,065	259,544	$15,480,606
Dividends and/or distributions reinvested	1,075,333	59,885,291	156,718	9,099,012
Redeemed	(1,455,061)	(84,418,946)	(1,518,264)	(90,080,086)

Net increase (decrease)	551,376	$30,119,410	(1,102,002)	$(65,500,468)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$552,319,459	$654,416,231

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.69% of average annual net assets before any applicable waivers.

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $72,978 and $40,818 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,489 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

21      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    Capital gain distributions of $10.07741 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth funds underlying variable insurance products. The Board noted that the Fund underperformed its category median during the three-, five- and ten-year periods but outperformed its category median during the one-year period. The Board considered the Fund’s change in portfolio management in June 2012 and noted the Fund’s improved performance since that time.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and its category median and that its contractual management fees were lower than its peer group median and category median. The Board also considered that although the Fund’s total expenses rank in the fourth quintile, they are only six basis points above the peer group median, as noted in the independent consultant’s report. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was lower than its peer group and category median. The Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

23      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited /Continued

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958 Year	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800. 988.8287.

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OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

Core Bond Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	0.96%	5.26%	0.55%
Service Shares	5/1/02	0.70	4.99	0.30
Barclays Credit Index		-0.77	4.38	5.18
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51
Citigroup Broad Investment Grade Bond Index		0.53	3.23	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	3.7%

Oil, Gas & Consumable Fuels	3.3

Capital Markets	3.1

Electric Utilities	2.3

Diversified Telecommunication Services	2.2

Real Estate Investment Trusts (REITs)	2.0

Media	1.9

Automobiles	1.9

Food Products	1.9

Insurance	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	43.2%

AA	5.3

A	14.0

BBB	30.6

BB	3.3

B	0.2

CCC	1.2

D	2.1

Unrated	0.1

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 0.96% during the reporting period. On a relative basis, the Fund outperformed its benchmarks, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 0.55%, -0.77%, 0.53%, respectively.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

FUND REVIEW

During the reporting period, the Fund received its strongest results from its investments in corporate bonds and mortgage-backed securities (“MBS”). Areas that performed particularly well were metals and mining and banking. In metals and mining, the Fund benefited from an underweight position relative to the Index and security selection. Outperformance in banking was driven by security selection. Corporate bond sectors that detracted from performance included technology and industrial energy. Among MBS, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS contributed positively to performance during this reporting period.

The primary detractor from performance versus the Index this reporting period was the Fund’s underweight to U.S. Treasuries, which performed well as investors sought out safety.

STRATEGY & OUTLOOK

Although there will continue to be questions as to the effectiveness of both dovish and hawkish monetary policies, we believe U.S. fixed income markets should be the beneficiary of flows from developed countries where policy easing is extended. As the Fed increases overnight interest rates, it is likely the Treasury yield curve will continue to flatten, as yields on shorter maturity notes rise with the Fed, and long-term rates remain more stable amid continued risk aversion.

As challenges to the global economy continue, it is likely that commodity prices will remain depressed. Although the worst might be behind us, firms producing such commodities will see earnings and balance sheets tested. The Fund remains underweight the energy and the metals and mining sectors given this view. The Fund has been actively reducing exposure to BB-rated corporate bonds as market sentiment has shifted and contagion has built from issues in other sectors. Historically, BB-rated securities have offered attractive yields for slightly greater credit risk relative to their BBB-rated counterparts.

We have been opportunistically taking advantage of movement in the agency residential mortgage-backed securities (RMBS) market. The Fund’s overweight to asset-backed securities (ABS) is primarily concentrated in securities backed by auto loans which currently feature attractive yields and strong underwriting, while its overweight in commercial mortgage-backed securities (CMBS) is focused on the top of the capital structure in non-agency issued securities.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. and its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$1,005.20	$3.80
Service shares	1,000.00	1,002.60	5.06

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83
Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS December 31, 2015

	Principal Amount	Value

Asset-Backed Securities—15.7%

Auto Loan—14.7%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	$151,768	$ 152,012
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	411,167	411,726
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	129,589	129,631
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	445,000	442,271
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	143,485
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	379,257
Series 2015-3,Cl. B, 3.56%, 10/12/21[2]	325,000	322,847

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	375,000	380,455
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	100,784
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	347,725
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	145,000	145,017
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,503
Series 2013-5,Cl. D, 2.86%, 12/9/19	225,000	226,478
Series 2014-1,Cl. D, 2.54%, 6/8/20	400,000	399,600
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	308,675
Series 2014-2,Cl. D, 2.57%, 7/8/20	305,000	302,123
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	379,437
Series 2014-3,Cl. D, 3.13%, 10/8/20	460,000	459,989
Series 2014-4,Cl. D, 3.07%, 11/9/20	235,000	234,098
Series 2015-2,Cl. C, 2.40%, 1/8/21	90,000	88,911
Series 2015-2,Cl. D, 3.00%, 6/8/21	70,000	69,141
Series 2015-3,Cl. D, 3.34%, 8/8/21	175,000	173,348

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	232,444
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	79,112
Series 2014-4,Cl. C, 3.56%, 9/15/21	100,000	98,887

Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,686
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	116,849
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	159,445
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	163,003
Series 2015-2,Cl. C, 2.67%, 8/20/20	155,000	153,526
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	256,729

CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	575,000	578,021
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	39,081	39,025
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	160,777	159,826

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	99,247
Series 2015-3,Cl. D, 3.27%, 3/15/22	180,000	179,589

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	109,330	109,437
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	164,505	164,020
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	162,132	160,962

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	234,934
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	214,286
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	159,976
Series 2015-1A,Cl. C, 3.30%, 7/17/23[1]	225,000	222,304
Series 2015-2A,Cl. B, 3.04%, 8/15/23[1]	330,000	328,687

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[1]	250,000	250,432
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	298,098
Series 2015-DA,Cl. C, 3.38%, 11/15/21[1]	245,000	244,022

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	175,719
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	488,133
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	359,897
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	523,033
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	205,236
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	179,340

Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	230,011
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	230,232
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	25,109	25,042
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	108,392

	Principal Amount	Value

Auto Loan (Continued)

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	$18,756	$ 18,769
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	155,197
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	385,949
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	165,372
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	125,179
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	222,725
Series 2014-3A,Cl. D, 3.85%, 2/15/22[1]	140,000	140,140

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	78,341	77,980
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	175,550	174,464

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	237,544

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	110,851	110,695

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.722%, 10/25/19[1,3]	125,000	124,287

Santander Drive Auto Receivables Trust:
Series 2013-3,Cl. D, 2.42%, 4/15/19	55,000	54,890
Series 2013-4,Cl. D, 3.92%, 1/15/20	560,000	573,072
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	369,503
Series 2013-5,Cl. D, 2.73%, 10/15/19	205,000	205,741
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	276,232
Series 2014-2,Cl. D, 2.76%, 2/18/20	215,000	214,161
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	185,107
Series 2014-5,Cl. D, 3.21%, 1/15/21	335,000	335,942
Series 2015-1,Cl. D, 3.24%, 4/15/21	260,000	259,742
Series 2015-2,Cl. C, 2.44%, 4/15/21	290,000	287,047
Series 2015-2,Cl. D, 3.02%, 4/15/21	275,000	270,844
Series 2015-3,Cl. D, 3.49%, 5/17/21	345,000	342,304
Series 2015-4,Cl. D, 3.53%, 8/16/21	265,000	262,900
Series 2015-5,Cl. C, 2.74%, 12/15/21	200,000	198,515

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	129,583	130,128
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	22,989	22,979
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	140,186

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	99,398
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	158,064

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	223,399

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	153,300
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	162,363
Series 2015-1A,Cl. C, 2.29%, 11/16/20[1]	215,000	213,110
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	212,362

		20,251,685

Equipment—0.5%

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	300,262	291,450

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	202,315	197,599

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	63,329	62,124

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	85,334	85,455

		636,628

Home Equity Loan—0.3%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	370,000	363,947

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	339,040	333,877

Total Asset-Backed Securities (Cost $21,696,763)		21,586,137

7      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations—46.0%

Government Agency—34.0%

FHLMC/FNMA/FHLB/Sponsored—18.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$5,835	$6,469
5.50%, 9/1/39	460,827	510,132
6.00%, 5/1/18-10/1/29	683,645	764,952
6.50%, 4/1/18-4/1/34	177,685	200,477
7.00%, 8/1/16-10/1/37	194,785	214,926
8.00%, 4/1/16	173	174
9.00%, 8/1/22-5/1/25	14,112	15,517

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,383	1,530

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 0.00%, 9/1/29[4,5]	8,018	1,926
Series 206,Cl. IO, 0.00%, 12/1/29[4,5]	126,056	32,564
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	88,136	17,300

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	483,575	488,217

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.115%, 6/1/26[6]	43,252	40,260

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	3,867	4,268
Series 1674,Cl. Z, 6.75%, 2/15/24	14,305	15,714
Series 2034,Cl. Z, 6.50%, 2/15/28	2,301	2,622
Series 2042,Cl. N, 6.50%, 3/15/28	5,608	6,174
Series 2043,Cl. ZP, 6.50%, 4/15/28	269,164	297,480
Series 2046,Cl. G, 6.50%, 4/15/28	15,455	17,607
Series 2053,Cl. Z, 6.50%, 4/15/28	2,432	2,771
Series 2066,Cl. Z, 6.50%, 6/15/28	266,804	303,952
Series 2195,Cl. LH, 6.50%, 10/15/29	207,157	236,168
Series 2220,Cl. PD, 8.00%, 3/15/30	1,302	1,519
Series 2326,Cl. ZP, 6.50%, 6/15/31	60,819	67,485
Series 2461,Cl. PZ, 6.50%, 6/15/32	251,278	285,938
Series 2470,Cl. LF, 1.331%, 2/15/32[3]	2,002	2,055
Series 2564,Cl. MP, 5.00%, 2/15/18	71,433	73,744
Series 2585,Cl. HJ, 4.50%, 3/15/18	40,186	41,469
Series 2635,Cl. AG, 3.50%, 5/15/32	38,614	40,052
Series 2707,Cl. QE, 4.50%, 11/15/18	16,301	16,879
Series 2770,Cl. TW, 4.50%, 3/15/19	9,918	10,304
Series 3010,Cl. WB, 4.50%, 7/15/20	24,578	25,629
Series 3025,Cl. SJ, 23.538%, 8/15/35[3]	21,517	33,799
Series 3030,Cl. FL, 0.731%, 9/15/35[3]	3,246	3,257
Series 3645,Cl. EH, 3.00%, 12/15/20	85,525	87,396
Series 3741,Cl. PA, 2.15%, 2/15/35	242,063	244,467
Series 3815,Cl. BD, 3.00%, 10/15/20	5,210	5,304
Series 3822,Cl. JA, 5.00%, 6/15/40	8,484	8,990
Series 3840,Cl. CA, 2.00%, 9/15/18	3,855	3,888
Series 3848,Cl. WL, 4.00%, 4/15/40	37,565	39,358
Series 3857,Cl. GL, 3.00%, 5/15/40	7,630	7,860
Series 4221,Cl. HJ, 1.50%, 7/15/23	130,192	129,480

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 16.424%, 7/17/28[4]	1,720	326
Series 2079,Cl. S, 0.00%, 7/17/28[4,7]	3,104	619
Series 2130,Cl. SC, 0.00%, 3/15/29[4,7]	123,400	26,826
Series 2526,Cl. SE, 0.326%, 6/15/29[4]	3,620	819
Series 2796,Cl. SD, 0.00%, 7/15/26[4,7]	190,255	34,733
Series 2920,Cl. S, 17.62%, 1/15/35[4]	726,142	133,190
Series 2922,Cl. SE, 0.00%, 2/15/35[4,5]	86,501	15,451
Series 2981,Cl. AS, 0.00%, 5/15/35[4,5]	118,271	23,209
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	34,250	5,203
Series 3201,Cl. SG, 0.00%, 8/15/36[4,5]	205,157	38,603
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	17,789	3,316
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	17,723	2,094
Series 3450,Cl. BI, 0.00%, 5/15/38[4,5]	453,029	71,559
Series 3606,Cl. SN, 0.00%, 12/15/39[4,5]	121,920	21,353

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.:
3.00%, 1/1/31[8]	$5,165,000	$5,320,168
3.50%, 1/15/46[8]	190,000	195,980
4.00%, 1/1/46[8]	6,500,000	6,876,927
5.00%, 1/1/46[8]	2,220,000	2,443,632
6.00%, 1/1/46[8]	160,000	180,789

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	208,315	218,281
5.00%, 3/1/21-7/1/22	12,598	13,225
5.50%, 2/1/35-5/1/36	189,692	213,661
6.50%, 5/1/17-1/1/34	122,389	126,456
7.00%, 11/1/17-7/1/35	51,788	58,224
7.50%, 1/1/33	4,971	5,915
8.50%, 7/1/32	10,715	11,573

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 7.152%, 5/25/23[4]	2,704	541
Series 222,Cl. 2, 0.00%, 6/25/23[4,5]	288,720	49,624
Series 252,Cl. 2, 9.92%, 11/25/23[4]	282,418	60,679
Series 294,Cl. 2, 0.00%, 2/25/28[4,5]	31,745	7,946
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	2,818	610
Series 303,Cl. IO, 0.00%, 11/25/29[4,5]	56,055	13,446
Series 320,Cl. 2, 0.00%, 4/25/32[4,5]	211,365	56,182
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	572,924	122,125
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	6,005	1,399
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	8,372	1,703
Series 331,Cl. 9, 0.00%, 2/25/33[4,5]	185,177	40,907
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	13,757	3,304
Series 334,Cl. 17, 1.047%, 2/25/33[4]	119,905	23,842
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	195,744	42,232
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	412,694	86,691
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	200,107	40,260
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	49,558	9,902
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	141,051	29,100
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	65,483	12,389
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	109,805	21,049
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	79,665	16,008
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	39,004	7,975
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	152,202	32,527
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	8,132	1,607
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	164,882	29,268
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	232,069	46,764

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	201,938	221,886
Series 1998-58,Cl. PC, 6.50%, 10/25/28	159,301	177,606
Series 1998-61,Cl. PL, 6.00%, 11/25/28	77,000	87,246
Series 1999-54,Cl. LH, 6.50%, 11/25/29	119,477	135,589
Series 2001-44,Cl. QC, 6.00%, 9/25/16	873	887
Series 2001-51,Cl. OD, 6.50%, 10/25/31	9,525	10,563
Series 2001-74,Cl. QE, 6.00%, 12/25/31	189,041	214,643
Series 2002-12,Cl. PG, 6.00%, 3/25/17	813	831
Series 2003-100,Cl. PA, 5.00%, 10/25/18	157,688	163,696
Series 2003-28,Cl. KG, 5.50%, 4/25/23	634,011	688,043
Series 2003-84,Cl. GE, 4.50%, 9/25/18	7,413	7,667
Series 2004-101,Cl. BG, 5.00%, 1/25/20	101,645	103,150
Series 2004-25,Cl. PC, 5.50%, 1/25/34	6,014	6,280
Series 2005-73,Cl. DF, 0.672%, 8/25/35[3]	9,364	9,403
Series 2006-11,Cl. PS, 23.021%, 3/25/36[3]	107,026	165,798
Series 2006-46,Cl. SW, 22.653%, 6/25/36[3]	76,348	101,350
Series 2006-50,Cl. KS, 22.654%, 6/25/36[3]	105,167	160,669
Series 2008-75,Cl. DB, 4.50%, 9/25/23	50,536	52,121
Series 2009-113,Cl. DB, 3.00%, 12/25/20	167,052	170,191
Series 2009-36,Cl. FA, 1.362%, 6/25/37[3]	90,997	93,436
Series 2009-70,Cl. TL, 4.00%, 8/25/19	73,570	75,202
Series 2010-43,Cl. KG, 3.00%, 1/25/21	47,861	48,908
Series 2011-3,Cl. EL, 3.00%, 5/25/20	276,440	281,638
Series 2011-38,Cl. AH, 2.75%, 5/25/20	4,609	4,682
Series 2011-82,Cl. AD, 4.00%, 8/25/26	92,385	95,002

8      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 0.00%, 11/18/31[4,5]	$7,519	$1,585
Series 2001-63,Cl. SD, 0.875%, 12/18/31[4]	2,599	539
Series 2001-65,Cl. S, 0.00%, 11/25/31[4,5]	188,647	41,209
Series 2001-68,Cl. SC, 0.00%, 11/25/31[4,5]	1,675	374
Series 2001-81,Cl. S, 0.00%, 1/25/32[4,5]	55,796	15,598
Series 2002-28,Cl. SA, 2.458%, 4/25/32[4]	1,668	384
Series 2002-38,Cl. SO, 12.714%, 4/25/32[4]	4,692	913
Series 2002-39,Cl. SD, 8.059%, 3/18/32[4]	3,103	705
Series 2002-47,Cl. NS, 0.839%, 4/25/32[4]	165,991	38,556
Series 2002-48,Cl. S, 1.431%, 7/25/32[4]	2,755	644
Series 2002-51,Cl. S, 0.94%, 8/25/32[4]	152,380	32,714
Series 2002-52,Cl. SD, 7.68%, 9/25/32[4]	218,370	50,935
Series 2002-52,Cl. SL, 1.686%, 9/25/32[4]	1,724	400
Series 2002-53,Cl. SK, 6.23%, 4/25/32[4]	10,810	2,564
Series 2002-56,Cl. SN, 2.268%, 7/25/32[4]	3,756	864
Series 2002-60,Cl. SM, 0.222%, 8/25/32[4]	24,611	4,742
Series 2002-7,Cl. SK, 0.00%, 1/25/32[4,5]	11,237	2,214
Series 2002-77,Cl. BS, 0.00%, 12/18/32[4,5]	15,310	3,489
Series 2002-77,Cl. IS, 10.169%, 12/18/32[4]	7,994	1,792
Series 2002-77,Cl. SH, 0.00%, 12/18/32[4,5]	79,336	16,791
Series 2002-84,Cl. SA, 3.315%, 12/25/32[4]	180,438	40,933
Series 2002-9,Cl. MS, 0.00%, 3/25/32[4,5]	2,827	645
Series 2002-90,Cl. SN, 0.719%, 8/25/32[4]	12,661	2,439
Series 2002-90,Cl. SY, 4.129%, 9/25/32[4]	9,031	1,711
Series 2003-26,Cl. DI, 0.00%, 4/25/33[4,5]	8,358	2,032
Series 2003-33,Cl. SP, 1.323%, 5/25/33[4]	186,075	41,937
Series 2003-4,Cl. S, 0.723%, 2/25/33[4]	115,909	29,762
Series 2004-54,Cl. DS, 10.798%, 11/25/30[4]	158,978	30,019
Series 2005-12,Cl. SC, 0.00%, 3/25/35[4,5]	40,871	7,923
Series 2005-14,Cl. SE, 6.828%, 3/25/35[4]	127,747	19,922
Series 2005-40,Cl. SA, 15.246%, 5/25/35[4]	360,939	64,247
Series 2005-40,Cl. SB, 14.019%, 5/25/35[4]	16,056	2,769
Series 2005-52,Cl. JH, 0.00%, 5/25/35[4,5]	94,767	16,965
Series 2005-93,Cl. SI, 0.00%, 10/25/35[4,5]	266,948	45,492
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	19,424	2,557
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	61,583	2,739
Series 2011-96,Cl. SA, 4.18%, 10/25/41[4]	72,995	12,686
Series 2012-134,Cl. SA, 9.421%, 12/25/42[4]	200,591	48,511
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	164,595	22,385

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.992%, 9/25/23[6]	91,122	86,507

		24,885,965

GNMA/Guaranteed—15.9%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	8,575	9,299
8.50%, 8/15/17-12/15/17	11,460	11,784

Government National Mortgage Assn. II Pool:
3.50%, 1/15/46[8]	16,845,000	17,555,736
4.00%, 1/20/46[8]	3,935,000	4,178,052

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 23.703%, 2/16/32[4]	269,854	49,421
Series 2007-17,Cl. AI, 4.787%, 4/16/37[4]	84,867	16,909
Series 2011-52,Cl. HS, 0.00%, 4/16/41[4,5]	564,220	104,661

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	39,085	45,731

		21,971,593

Non-Agency—12.0%

Commercial—9.6%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[4,5]	1,379,532	30,148

	Principal Amount	Value

Commercial (Continued)

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.692%, 7/20/36[3]	$680,548	$639,916
Series 2014-R7,Cl. 3A1, 2.763%, 3/26/36[2,3]	340,770	345,813

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,3]	162,239	164,033

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[3]	216,344	217,314
Series 2005-9,Cl. A1, 2.66%, 10/25/35[3]	210,027	207,200

Capital Lease Funding Securitization LP, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	1,205,668	48,691

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.544%, 1/25/36[3]	153,631	143,873

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	23,552	23,309

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,3]	160,000	145,469

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[4,5]	3,097,855	31

Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.57%, 10/25/35[3]	612,619	608,122

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.574%, 10/15/45[1,3]	50,000	46,953
Series 2012-CR5,Cl. E, 4.337%, 12/10/45[1,3]	300,000	278,514
Series 2013-CR7,Cl. D, 4.352%, 3/10/46[1,3]	390,000	352,624
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	710,000	734,233

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,651,875	207,290

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	230,833	177,225
Series 2009-13R,Cl. 4A1, 2.747%, 9/26/36[1,3]	28,639	28,755

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.663%, 11/10/46[1,3]	75,000	79,315

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	175,776	167,176
Series 2005-FA8,Cl. 1A6, 1.072%, 11/25/35[3]	192,545	136,195

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.397%, 11/25/46[1,3]	35,000	35,119
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,3]	90,000	85,654
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,3]	60,000	58,175
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,3]	95,000	88,907
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,3]	285,000	266,997
Series 2013-K502,Cl. C, 3.18%, 3/25/45[1,3]	175,000	176,525
Series 2013-K712,Cl. C, 3.371%, 5/25/45[1,3]	75,000	74,416
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,3]	115,000	111,099
Series 2014-K715,Cl. C, 4.123%, 2/25/46[1,3]	50,000	50,791
Series 2015-K44,Cl. B, 3.685%, 1/25/48[1,3]	315,000	282,803

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	436,486	410,277

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.863%, 7/25/35[3]	116,538	115,379

JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,3]	245,000	226,401

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	275,000	279,778
Series 2012-C6,Cl. E, 5.192%, 5/15/45[1,3]	325,000	318,152

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.726%, 7/25/35[3]	121,531	122,063

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.747%, 9/26/36[1,3]	109,084	109,218
Series 2009-5,Cl. 1A2, 2.738%, 7/26/36[1,3]	404,709	362,475

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	300,000	309,969
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	146,072

LB Commercial Conduit Mortgage Trust, Interest- Only Stripped Mtg.-Backed Security, Series 1998- C1, Cl. IO, 0.00%, 2/18/30[4,5]	373,810	3,869

9      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Lehman Structured Securities Corp., Series 2002- GE1, Cl. A, 2.514%, 7/26/24[1,3]	$54,749	$45,818

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[1,3]	400,000	384,550
Series 2013-C7,Cl. D, 4.297%, 2/15/46[1,3]	175,000	162,141
Series 2013-C8,Cl. D, 4.169%, 12/15/48[1,3]	130,000	119,766
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	603,630

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	295,000	303,054

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.176%, 11/26/36[1,3]	451,761	301,217

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.402%, 6/26/46[1,3]	284,939	286,326

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.109%, 7/26/45[1,3]	29,803	29,743

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.622%, 2/25/24[3]	180,000	179,531
Series 2015-DNA2,Cl. M2, 3.022%, 12/25/27[3]	115,000	114,461

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.888%, 5/10/63[1,3]	65,000	63,062

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.523%, 12/25/35[3]	256,331	248,835
Series 2005-AR16,Cl. 1A1, 2.568%, 12/25/35[3]	113,968	108,703

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.74%, 6/25/35[3]	517,909	530,005
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[3]	59,524	56,886
Series 2006-AR7,Cl. 2A4, 2.738%, 5/25/36[3]	9,393	8,968
Series 2006-AR8,Cl. 2A4, 2.744%, 4/25/36[3]	138,661	135,844
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	131,567	137,210
Series 2007-AR3,Cl. A4, 5.809%, 4/25/37[3]	69,335	67,556
Series 2007-AR8,Cl. A1, 2.809%, 11/25/37[3]	185,892	164,959

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[1,3]	175,000	163,729
Series 2012-C7,Cl. E, 4.838%, 6/15/45[1,3]	120,000	116,340
Series 2012-C8,Cl. E, 4.875%, 8/15/45[1,3]	355,000	344,445
Series 2013-C11,Cl. D, 4.179%, 3/15/45[1,3]	74,000	68,819

		13,161,936

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[3]	150,450	147,140
Series 2006-AR2,Cl. 2A3, 2.763%, 3/25/36[3]	130,843	129,266

		276,406

Residential—2.2%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	163,347	150,223
Series 2007-C,Cl. 1A4, 4.007%, 5/20/36[3]	70,793	66,384

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	109,296	99,559

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[3]	293,022	290,982

Carrington Mortgage Loan Trust, Series 2006- FRE1, Cl. A2, 0.532%, 7/25/36[3]	89,253	88,342

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	128,996	123,417
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	18,794	18,706

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.732%, 7/25/35[3]	53,683	50,476

MASTR Asset Backed Securities Trust, Series 2006- WMC3, Cl. A3, 0.522%, 8/25/36[3]	52,063	22,866

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,9]	3,370,016	842,504

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	1,595	1,595
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,065	859
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	13,153	10,714

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[3]	133,699	136,852

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 2.74%, 5/25/35[3]	$207,689	$209,172
Series 2006-AR10,Cl. 5A5, 2.738%, 7/25/36[3]	282,032	274,529

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.683%, 4/25/35[3]	352,050	354,517
Series 2006-AR14,Cl. 1A2, 5.851%, 10/25/36[3]	146,000	141,825
Series 2006-AR8,Cl. 2A1, 2.744%, 4/25/36[3]	173,448	169,925

		3,053,447

Total Mortgage-Backed Obligations (Cost $67,167,678)		63,349,347

U.S. Government Obligations—1.2%

Federal Home Loan Mortgage Corp. Nts., 1%, 12/15/17	259,000	258,400

United States Treasury Nts., 1.50%, 5/31/19	1,438,000	1,439,851

Total U.S. Government Obligations (Cost $1,703,181)		1,698,251

Corporate Bonds and Notes—44.7%

Consumer Discretionary—7.2%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	97,603

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,349

		162,952

Automobiles—1.9%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	344,204

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	796,000	776,062

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	363,000	384,309

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	345,455

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	91,402

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	348,000	347,093

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	286,360

		2,574,885

Hotels, Restaurants & Leisure—1.1%

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	386,127

Marriott International, Inc.: 3.25% Sr. Unsec. Nts., 9/15/22	228,000	225,824
6.375% Sr. Unsec. Nts., 6/15/17	314,000	335,741

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	153,000	153,100
4.875% Sr. Unsec. Nts., 12/9/45	26,000	26,242

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	347,910

		1,474,944

Household Durables—0.7%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[1]	346,000	355,515

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	159,000	156,217

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	343,200

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	103,424

10      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Household Durables (Continued)

Whirlpool Corp.: (Continued)
1.65% Sr. Unsec. Nts., 11/1/17	$85,000	$84,597

		1,042,953

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	366,326

Media—1.9%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	79,000	89,112

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]	112,000	112,059
6.484% Sr. Sec. Nts., 10/23/45[1]	185,000	185,550

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	334,407

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	64,106
9.15% Debs., 2/1/23	96,000	124,800

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	189,603

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	85,607

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	353,585

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	187,000	183,079

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	364,293

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	99,221

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	155,361

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	360,000	351,000

		2,691,783

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]	260,000	272,350

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	112,000	104,608

		376,958

Specialty Retail—0.7%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	349,000	361,651

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	156,752

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	350,097

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	99,681

		968,181

Textiles, Apparel & Luxury Goods—0.2%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	293,000	287,872

Consumer Staples—4.5%

Beverages—0.9%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	331,922

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	350,000	357,875

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	361,545
4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	228,366

		1,279,708

	Principal Amount	Value

Food & Staples Retailing—0.8%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	$95,000	$100,462
5.30% Sr. Unsec. Nts., 12/5/43	84,000	91,321

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	215,000	221,790
6.50% Sr. Unsec. Nts., 6/15/17	42,000	44,432

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	330,000	354,513
6.90% Sr. Unsec. Nts., 4/15/38	90,000	111,549

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	192,000	196,241

		1,120,308

Food Products—1.9%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	300,000	303,058
8.50% Sr. Unsec. Nts., 6/15/19	289,000	335,041

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	109,000	97,580

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	370,766

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18	288,000	286,816

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	85,000	85,897

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	186,000	188,163
5.20% Sr. Unsec. Nts., 7/15/45[1]	42,000	44,023

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	365,000	348,575

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	120,715
6.60% Sr. Unsec. Nts., 4/1/16	341,000	345,535

		2,526,169

Tobacco—0.9%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	202,000	332,217

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	355,303

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	162,000	180,645
6.75% Sr. Unsec. Nts., 6/15/17	325,000	347,073

		1,215,238

Energy—4.4%

Energy Equipment & Services—1.1%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	92,000	91,090

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	146,418

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	333,000	331,413

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	374,000	372,778
4.00% Sr. Unsec. Nts., 12/21/25[1]	244,000	241,393

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	367,900

		1,550,992

Oil, Gas & Consumable Fuels—3.3%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	203,000	187,319

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	92,248

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	201,000	175,154

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	164,000	170,334

11      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	$142,000	$138,201
5.90% Sr. Unsec. Nts., 2/1/18	160,000	166,675

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	102,000	80,100

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	195,000	173,361

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	371,085

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	195,000	177,074

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	162,000	115,294

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	299,000	273,012

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	84,235
4.90% Sr. Unsec. Nts., 5/15/46	37,000	30,336

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	207,000	215,921

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	250,000	195,842

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	384,501
5.45% Sr. Unsec. Nts., 10/14/21[1]	122,000	118,923

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	28,000	24,634

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	331,000	341,854

Regency Energy Partners LP/Regency Energy
Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	245,000	217,435

Spectra Energy Partners LP, 4.60% Sr. Unsec. Nts., 6/15/21	238,000	240,609

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	239,000	211,767

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	284,000	288,409

		4,474,323

Financials—12.6%

Capital Markets—3.1%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	277,000	274,050

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	390,324

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	421,000	424,932

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	297,000	273,750

Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	262,000	255,272

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	305,000	299,373

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	349,578

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	217,000	207,744
5.00% Sub. Nts., 11/24/25	332,000	353,329

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	374,553

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	462,609

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,10]	556,000	558,780

		4,224,294

Commercial Banks—3.7%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]	360,000	359,514

	Principal Amount	Value

Commercial Banks (Continued)

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	$354,000	$481,444

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	303,000	291,751

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]	354,000	347,416

Citigroup, Inc., 4.65% Sr. Unsec. Nts., 7/30/45	290,000	294,495

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,10]	166,000	163,842

Cooperatieve Centrale Raiffeisen- Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	260,000	264,983

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,10]	320,000	360,000

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	363,500

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,10	264,000	288,090

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,3,10]	334,000	375,332

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	287,000	286,909
6.45% Sub. Nts., 6/26/37	283,000	330,359

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	4,000	5,033

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,10	300,000	315,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,10]	370,000	376,938

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	203,000	206,558

		5,111,164

Consumer Finance—1.1%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	283,000	327,926

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	302,000	292,662

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	301,000	289,760
3.95% Sr. Unsec. Nts., 11/6/24	280,000	276,637

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	109,000	107,729
4.50% Sr. Unsec. Nts., 7/23/25	262,000	262,024

		1,556,738

Diversified Financial Services—0.7%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	90,000	90,626

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]	356,000	367,815

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	188,008

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	355,000	351,450

		997,899

Insurance—1.7%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	178,000	177,718
4.35% Sr. Unsec. Nts., 11/3/45	140,000	142,628

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	303,198

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	324,207

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	276,000	281,084

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,10]	258,000	263,160

12      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Insurance (Continued)

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	$300,000	$290,775

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	371,000	373,147

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,10]	212,000	154,495

		2,310,412

Real Estate Investment Trusts (REITs)—2.0%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	161,017
5.90% Sr. Unsec. Nts., 11/1/21	200,000	223,074

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	370,000	358,900

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	320,000	350,086

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	111,956

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	320,000	353,862

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	212,000	204,753

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	235,547

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	189,000	195,493

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	31,000	32,703

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	149,943

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	315,417

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	74,974

		2,767,725

Real Estate Management & Development—0.3%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	395,000	386,598

Health Care—2.7%

Biotechnology—0.4%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	181,977
4.70% Sr. Unsec. Nts., 5/14/45	74,000	72,652

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	100,403

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	180,000	179,785
5.00% Sr. Unsec. Nts., 8/15/45	49,000	49,376

		584,193

Health Care Equipment & Supplies—0.8%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	382,531
3.875% Sr. Unsec. Nts., 5/15/24	188,000	190,913

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	354,656

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	111,000	108,130

		1,036,230

Health Care Providers & Services—1.0%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	180,641

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	376,250

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	534,000	516,307

	Principal Amount	Value

Health Care Providers & Services (Continued)

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	$155,000	$155,587

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	156,000	172,549

		1,401,334

Life Sciences Tools & Services—0.2%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	138,000	138,023
4.15% Sr. Unsec. Nts., 2/1/24	121,000	125,960
5.30% Sr. Unsec. Nts., 2/1/44	45,000	48,219

		312,202

Pharmaceuticals—0.3%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	243,000	242,247
4.75% Sr. Unsec. Nts., 3/15/45	119,000	116,460

		358,707

Industrials—3.2%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	256,091

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	98,793
3.95% Sr. Unsec. Nts., 11/15/16	127,000	128,941

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	186,000	187,339

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	180,000	185,967

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	109,128

		966,259

Building Products—0.3%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	423,144

Commercial Services & Supplies—0.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	431,000	423,135

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	287,017

Industrial Conglomerates—0.1%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	170,000	169,602

Machinery—0.3%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	199,116

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	134,119

		333,235

Marine—0.0%

AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[1]	39,000	37,691

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	359,539

Road & Rail—0.7%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	67,359

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	102,625

Kansas City Southern, 3% Sr. Unsec. Nts., 5/15/23[1]	119,000	112,814

13      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Road & Rail (Continued)

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	$110,000	$105,523

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	154,000	154,275
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	198,998
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	231,865

		973,459

Trading Companies & Distributors—0.3%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	385,872

Information Technology—2.3%

Electronic Equipment, Instruments, & Components—0.7%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	407,000	428,289

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	280,000	287,111

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	290,000	283,113

		998,513

IT Services—0.5%

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	293,094

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	127,000	129,049

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	131,008
6.75% Sr. Unsec. Nts., 2/1/17	65,000	68,132

		621,283

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	98,543

Software—0.6%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	278,216
4.375% Sr. Unsec. Nts., 6/15/25	110,000	108,312

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	234,230

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	273,596

		894,354

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	200,270

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	238,000	237,911
6.35% Sr. Unsec. Nts., 10/15/45[1]	162,000	154,283

		592,464

Materials—2.1%

Chemicals—0.8%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	138,112
4.125% Sr. Unsec. Nts., 3/15/35	75,000	63,996

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	92,000	81,921

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	118,435

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	215,000	191,100

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	312,279

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	98,345
3.95% Sr. Unsec. Nts., 1/15/26	152,000	151,404

		1,155,592

	Principal Amount	Value

Construction Materials—0.5%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	$245,000	$246,062

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	373,100

		619,162

Containers & Packaging—0.3%

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	91,564
4.50% Sr. Unsec. Nts., 11/1/23	300,000	315,663

		407,227

Metals & Mining—0.4%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	139,582

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	291,804

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	65,000	47,527

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	81,400

		560,313

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	139,597

Telecommunication Services—2.2%

Diversified Telecommunication Services—2.2%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	543,000	468,464

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	247,000	361,616

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	349,000	352,242

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	55,000	51,420

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	97,000	98,104

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	240,925

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	353,968
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	142,000	171,183

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	161,377
4.50% Sr. Unsec. Nts., 9/15/20	448,000	481,912
4.522% Sr. Unsec. Nts., 9/15/48	252,000	226,250
5.012% Sr. Unsec. Nts., 8/21/54	50,000	45,956

		3,013,417

Wireless Telecommunication Services—0.0%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	68,000	67,031

Utilities—3.5%

Electric Utilities—2.3%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	179,362

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	99,586

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	330,000	341,911

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	354,984

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	80,156

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	367,799

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	77,908

14      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Electric Utilities (Continued)

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	$204,000	$205,908

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	485,037

Public Service Co. of New Mexico, 7.95%
Sr. Unsec. Nts., 5/15/18	307,000	343,772

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	328,000	328,003

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	231,491

		3,095,917

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	272,000	272,277

Multi-Utilities—1.0%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	341,259

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	205,507
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	286,000	311,628

	Principal Amount	Value

Multi-Utilities (Continued)

Consolidated Edison Co. of New York, Inc.,
4.625% Sr. Unsec. Nts., 12/1/54	$84,000	$82,804

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	141,000	131,463

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	150,894

Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25[1]	183,000	177,751

		1,401,306

Total Corporate Bonds and Notes (Cost $61,693,939)		61,457,037

	Shares

Investment Company—17.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[11,12] (Cost $24,144,526)	24,144,526	24,144,526

Total Investments, at Value (Cost $176,406,087)	125.1%	172,235,298

Net Other Assets (Liabilities)	(25.1)	(34,556,307)

Net Assets	100.0%	$137,678,991

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,262,971 or 25.61% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $1,511,164, which represents 1.10% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

American Credit Acceptance Receivables Trust, Series 2015-3, Cl. B, 3.56%, 10/12/21	9/30/15	$324,967	$322,847	$2,120
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.763%, 3/26/36	3/6/15-5/13/15	347,577	345,813	1,764
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	842,504	2,438,612

		$3,953,660	$1,511,164	$2,442,496

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,260,877 or 1.64% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $126,767 or 0.09% of the Fund’s net assets at period end.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	6,496,088	69,074,504	51,426,066	24,144,526

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$24,144,526	$17,296

15      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

Futures Contracts as of December 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/21/16	31	$4,766,250	$16,326
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	1	125,906	1,077
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	1	217,234	(17)
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	20	2,366,406	(8,029)
United States Ultra Bonds	CBT	Buy	3/21/16	67	10,632,063	35,306

						$44,663

Glossary:

Exchange Abbreviations

CBT                                                                      Chicago Board of Trade

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $152,261,561)	$148,090,772
Affiliated companies (cost $24,144,526)	24,144,526
172,235,298
Cash	500,236
Cash used for collateral on futures	220,000
Receivables and other assets:
Investments sold (including $1,628,595 sold on a when-issued or delayed delivery basis)	1,982,756
Interest, dividends and principal paydowns	790,722
Shares of beneficial interest sold	463,882
Variation margin receivable	69,813
Other	32,748
Total assets	176,295,455
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	38,429,029
Shares of beneficial interest redeemed	59,803
Trustees’ compensation	25,642
Variation margin payable	19,030
Shareholder communications	16,007
Distribution and service plan fees	11,153
Other	55,800
Total liabilities	38,616,464
Net Assets	$137,678,991

Composition of Net Assets
Par value of shares of beneficial interest	$17,947
Additional paid-in capital	219,044,385
Accumulated net investment income	4,110,201
Accumulated net realized loss on investments	(81,367,416)
Net unrealized depreciation on investments	(4,126,126)
Net Assets	$137,678,991

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $85,160,169 and 11,046,907 shares of beneficial interest outstanding)	$7.71
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $52,518,822 and 6,900,582 shares of beneficial interest outstanding)	$7.61

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $1,696)	$5,108,162
Fee income on when-issued securities	938,508
Dividends -affiliated companies	17,296
Total investment income	6,063,966
Expenses
Management fees	863,572
Distribution and service plan fees:
Service shares	135,062
Transfer and shareholder servicing agent fees:
Non-Service shares	89,915
Service shares	54,014
Shareholder communications:
Non-Service shares	23,996
Service shares	14,387
Legal, auditing and other professional fees	61,091
Custodian fees and expenses	47,871
Trustees’ compensation	16,740
Borrowing fees	1,034
Other	8,835
Total expenses	1,316,517
Less reduction to custodian expenses	(208)
Less waivers and reimbursements of expenses	(100,708)
Net expenses	1,215,601
Net Investment Income	4,848,365
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	202,188
Closing and expiration of futures contracts	(547,969)
Net realized loss	(345,781)
Net change in unrealized appreciation/depreciation on:
Investments	(2,906,685)
Futures contracts	(314,212)
Net change in unrealized appreciation/depreciation	(3,220,897)
Net Increase in Net Assets Resulting from Operations	$1,281,687

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$4,848,365	$5,421,470

Net realized gain (loss)	(345,781)	3,158,701

Net change in unrealized appreciation/depreciation	(3,220,897)	1,727,274

Net increase in net assets resulting from operations	1,281,687	10,307,445

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,667,301)	(4,942,642)
Service shares	(2,079,404)	(2,786,126)

	(5,746,705)	(7,728,768)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(2,833,378)	(7,710,673)
Service shares	1,545,644	(3,167,239)

	(1,287,734)	(10,877,912)

Net Assets
Total decrease	(5,752,752)	(8,299,235)

Beginning of period	143,431,743	151,730,978

End of period (including accumulated net investment income of $4,110,201 and $4,847,120, respectively)	$137,678,991	$143,431,743

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.96	$7.83	$8.26	$7.88	$7.73

Income (loss) from investment operations:
Net investment income[2]	0.27	0.30	0.36	0.35	0.36
Net realized and unrealized gain (loss)	(0.19)	0.26	(0.37)	0.44	0.25

Total from investment operations	0.08	0.56	(0.01)	0.79	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.43)	(0.42)	(0.41)	(0.46)

Net asset value, end of period	$7.71	$7.96	$7.83	$8.26	$7.88

Total Return, at Net Asset Value[3]	0.96%	7.27%	(0.10)%	10.29%	8.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,160	$90,757	$96,785	$116,989	$122,271

Average net assets (in thousands)	$89,919	$94,336	$105,012	$119,547	$127,341

Ratios to average net assets:[4]
Net investment income	3.46%	3.72%	4.51%	4.34%	4.71%
Expenses excluding interest and fees from borrowings	0.82%	0.80%	0.80%	0.77%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.82%	0.80%	0.80%	0.77%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[7]	73%	127%	115%	140%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CORE BOND FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.86	$7.74	$8.17	$7.79	$7.65

Income (loss) from investment operations:
Net investment income[2]	0.25	0.27	0.34	0.33	0.34
Net realized and unrealized gain (loss)	(0.19)	0.26	(0.37)	0.44	0.24

Total from investment operations	0.06	0.53	(0.03)	0.77	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0 .41)	(0.40)	(0.39)	(0.44)

Net asset value, end of period	$7.61	$7.86	$7.74	$8.17	$7.79

Total Return, at Net Asset Value[3]	0.70%	6.93%	(0.38)%	10.17%	7.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,519	$52,675	$54,946	$64,694	$62,294

Average net assets (in thousands)	$54,016	$55,215	$59,523	$67,116	$58,629

Ratios to average net assets:[4]
Net investment income	3.21%	3.47%	4.26%	4.07%	4.42%
Expenses excluding interest and fees from borrowings	1.07%	1.04%	1.05%	1.02%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.04%	1.05%	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[7]	73%	127%	115%	140%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1 .08%
Year Ended December 31, 2014	1 .05%
Year Ended December 31, 2013	1 .06%
Year Ended December 31, 2012	1 .04%
Year Ended December 30, 2011	1 .04%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196

See accompanying Notes to Financial Statements.

21      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

22      OPPENHEIMER CORE BOND FUND/VA

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,090,138	$—	$81,314,664	$4,192,019

1. At period end, the Fund had $81,314,664 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$5,303,131
2017	75,069,850
No expiration	941,683

Total	$81,314,664

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $3,055,475 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$161,421	$161,421

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Ordinary income	$5,746,705	$7,728,768

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$176,427,317
Federal tax cost of other investments	8,323,547

Total federal tax cost	$184,750,864

Gross unrealized appreciation	$2,247,261
Gross unrealized depreciation	(6,439,280)

Net unrealized depreciation	$(4,192,019)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are

23      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
3. Securities Valuation (Continued)

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the

24      OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$21,586,137	$—	$21,586,137
Mortgage-Backed Obligations	—	62,412,334	937,013	63,349,347
U.S. Government Obligations	—	1,698,251	—	1,698,251
Corporate Bonds and Notes	—	61,457,037	—	61,457,037
Investment Company	24,144,526	—	—	24,144,526
Total Investments, at Value	24,144,526	147,153,759	937,013	172,235,298

Other Financial Instruments:
Futures contracts	52,709	—	—	52,709

Total Assets	$24,197,235	$147,153,759	$937,013	$172,288,007

Liabilities Table
Other Financial Instruments:
Futures contracts	$(8,046)	$—	$—	$(8,046)

Total Liabilities	$(8,046)	$—	$—	$(8,046)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining

25      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$38,429,029
Sold securities	1,628,595

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$3,281,116
Market Value	$842,504
Market Value as % of Net Assets	0.61%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

26      OPPENHEIMER CORE BOND FUND/VA

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $12,027,028 and $22,460,813 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

27      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$69,813 *	Variation margin payable	$19,030 *

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$(547,969)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(314,212)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,062,552	$8,456,159	473,147	$3,766,474
Dividends and/or distributions reinvested	476,892	3,667,301	636,119	4,942,642
Redeemed	(1,900,400)	(14,956,838)	(2,061,362)	(16,419,789)

Net decrease	(360,956)	$(2,833,378)	(952,096)	$(7,710,673)

Service Shares
Sold	2,849,289	$22,223,803	1,990,358	$15,655,488
Dividends and/or distributions reinvested	273,246	2,079,404	362,777	2,786,126
Redeemed	(2,925,634)	(22,757,563)	(2,750,766)	(21,608,853)

Net increase (decrease)	196,901	$1,545,644	(397,631)	$(3,167,239)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$86,933,866	$105,024,840
U.S. government and government agency obligations	9,149,534	10,194,743
To Be Announced (TBA) mortgage-related securities	697,962,198	709,720,690

28      OPPENHEIMER CORE BOND FUND/VA

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $56,872 and $33,877 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $9,959 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised

29      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

30      OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

31      OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32      OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three- and five-year periods, although it underperformed for the ten-year period. The Board noted that the Fund ranked in the first quintile of its performance category for the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and its category median. Within the total asset range of $100 million to $250 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

33      OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

34      OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35      OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub- Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006- December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999- October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006- January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003- June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub- Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGER: Rajeev Bhaman, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	3.94%	8.53%	6.21%

Service Shares	7/13/00	3.67	8.25	5.94

MSCI All Country World Index		-2.36	6.09	4.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCTIONS

TOP TEN COMMON STOCK HOLDINGS

McGraw Hill Financial, Inc.	2.7%

Aetna, Inc.	2.4

Airbus Group SE	2.3

Alphabet, Inc., Cl. C	2.3

Murata Manufacturing Co. Ltd.	2.3

Alphabet, Inc., Cl. A	2.3

Adobe Systems, Inc.	2.2

Colgate-Palmolive Co.	2.2

Citigroup, Inc.	2.1

Maxim Integrated Products, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

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Fund Performance Discussion

The Fund’s Non-Service shares returned 3.94% for the year 2015, while its benchmark, the MSCI All Country World Index, returned -2.36%.

The Fund’s outperformance versus the Index is partly structural, as we have been oriented away from commodity businesses and utilities throughout the past 7 to 10 years, and partly a result of our stock picks. The denomination of our holdings outside of the U.S. in U.S. dollars declines as the dollar rises versus other currencies, but the underlying earnings are often even higher as a portion of their sales are in dollars. The timing, however, of that recognition is not always immediate as is the change in dollar notional value of foreign stocks. This is a paradox we embrace as far as reality and logic tend to triumph over “what’s working now” and over fear.

We look to areas where we have high conviction to form the majority of our portfolio. We believe health care, information technology, and high-quality consumer brand names can provide long-term secular growth opportunities, which are the pools that are the best stocked for us to fish in. In the early part of the year, our pharmaceutical and biotechnology holdings provided us a meaningful tailwind; however, by the end of the year, it had turned into a headwind as we got into the midst of the political season and the candidates for President decided to voice greater and greater populist rhetoric that included pronouncements to control drug prices. Our most meaningful allocation is in information technology, especially in software and the Internet, which paid off well in 2015 with our stocks outperforming the Index. Despite our reduced enthusiasm for financial stocks, as our perspective on the likelihood of interest rate rises in the economy changed from possible to unlikely, we still own a significant number of stocks in the sector around the world, believing them to offer among the best opportunity for meaningful returns over the next 5 years. Virtually no one is willing to consider a less onerous regulatory and punitive environment than the current one, which is why the opportunity exists. Here too our stock selection seemed to be somewhat better than average.

MARKET OVERVIEW

The obsession of the market in 2015 can be characterized under 4 headings: China, oil, the Federal Reserve (the “Fed”) and currencies. The belated realization that the Chinese economy was slowing or that it even could, led to disruptions in markets around the world. The daily concern about China’s putative growth rate is a bit amusing, as if anyone could predict the impact on the earnings of a company with any accuracy if one knew the quarterly growth rate of the economy or the industrial production number. We spend little time on this subject. We have been concerned, however, for some time that the fixed investment in capital goods and infrastructure was unsustainable and have predicated our thesis on commodity prices on this very belief.

The lack of expected demand growth for oil in China combined with the supply from U.S. shale interacting with the seeming collapse in OPEC’s cartel with Saudi Arabia’s decision to no longer curtail its oil production has led to an oil glut and the collapse in oil prices from $100 per barrel to $30 per barrel. No longer are oil companies and their followers convinced that the rational range for oil prices is over $80 per barrel. Confusion reigns with little conviction anywhere. Our perspective is that commodity prices stabilize at the marginal cost of production, which is significantly under $80 per barrel, but perhaps slightly north of $30 per barrel, though in the near term, storage and inventories will play a role in the price. The damage to oil stocks has been immense and that has helped us some.

The next obsession has been the Fed and its date of raising rates from zero. This conversation has been going on for some time but reached its apogee in 2015, with the precise date seeming to matter to many. It was our conviction that whether the Fed raised rates or not, the global economy was not strong enough to tolerate much raising, which suggested the raising would be small and unenduring. This is why we have been less enthusiastic than we were earlier on financial stocks. Now that the Fed raised rates, we can see the economy and the “body language” of the Fed is not so confident.

Part of our belief on the Fed’s unlikeliness to get aggressive on rate rises was that our perspective was shaped by the meaningful decline of most currencies against the U.S. dollar, which effectively tightened U.S. monetary policy without the Fed acting on rates. The fall in the price of oil, and hence the biggest component of U.S. imports, meant that the U.S. trade deficit was going to be lower. A dramatically shrinking U.S. trade deficit and a shrinking budget deficit shrinks the availability of dollars for world trade as a majority of it is denominated in U.S. dollars. Despite protestations to the contrary, the Fed must consider the impact of its policies on the rest of the world, as the U.S. circumstance cannot be decoupled for long from the circumstances in the rest of the world. The U.S. dollar is after all the world’s reserve currency. The weakness in almost all currencies against the dollar have led to further concerns that the Chinese yuan, which has steadfastly appreciated against it for years, will also be forced to weaken to stimulate faltering Chinese growth.

Our concerns about the world economy are mostly around regulation, protectionism and restraint of trade. Notwithstanding the signing of the Trans Pacific Partnership (TPP), a free trade agreement, the behavior of governments seems to be increasingly protectionist. This is not good for world trade growth and hence global GDP growth. Overly prescriptive regulations threaten the creation of new business and entrepreneurship, favoring incumbents and hurting

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innovators. The forces unleashed by the Internet combined with entrepreneurial ingenuity are disrupting businesses everywhere but in a good way for consumers. The disruption from interfering politicians is doing it in a bad way that will only be recognized over the longer duration.

FUND REVIEW

Our long-term holdings, Airbus and Alphabet (Google), were meaningful contributors to the Fund’s performance during the year. The opportunities for both companies to continue to grow faster than nominal GDP growth with valuations are still quite appealing. As the world is more and more connected on a physical as well as a virtual level, we believe the revenue opportunity for both these companies is growing.

The triumph of mobile communication and the always connected customer increase the opportunity for Google to provide its search, but also its content services, to a growing population worldwide. Further options embedded in Alphabet include the most advanced position in the driverless car and large opportunities in the aware home and continuously monitored healthcare. At a cash flow valuation only slightly greater than the market, this is a company that provides growth opportunity many times greater than the market with scalable, advantaged technologies.

Airbus is positioned to grow its earnings over the next few years through increased revenue and profitability as its backlog is over 8 years long. As newer planes provide higher profitability, we believe the company’s earnings can be stable and sustainable. The weakness of the euro offers a further fillip.

We also had good contributions to performance from Murata, a components supplier to the electronics industry, and Adobe, the software company – both long-term holdings. In addition Facebook, a rare initial public offering (IPO) purchase for us, had a disastrous start, but has almost tripled from its IPO price.

Our recent mishaps have included Sunedison and Banca Monte dei Paschi di Siena, a builder of solar facilities for utilities and commercial establishments and an Italian bank respectively, where the waning of the market’s risk appetite led to a meaningful decline in the short term. Our thesis on both remains unshaken and we believe that as conditions improve we will see favorable returns from our original investment prices. Luxury goods and biotechnology also hurt in the period with delays to expected drug approval for Clovis and Celldex and trial failures for Bluebird Bio leading to losses, while LVMH (Louis Vuitton) and Tiffany are feeling the slowdown in global demand on profits. The fundamental strengths of the luxury business are inarguable and we believe they remain very attractive businesses for the long run. We believe our biotech holdings provide the greatest opportunity for exponential growth. The ability to cure or significantly ameliorate very serious health conditions, which is absolutely necessary for society, provides the underlying dynamic for potential profitability.

STRATEGY PERSPECTIVE

The Fund focuses on the long term. We look for a meaningful appreciation in our stocks with solid risk characteristics in what we hope is a fund for all seasons. Our principles are the same as they have been since inception – to look for advantaged businesses run by capable shareholder-oriented managers where the opportunity set in the future is meaningfully larger than it is currently. We look to buy those when they are not in favor or where the opportunity is mispriced. We look to focus on where we are advantaged either by knowledge or temperament and avoid the transient and fleeting that seem appealing for the short run but have little long-term raison d’etre.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period.

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Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$942.50	$3.73
Service shares	1,000.00	941.20	4.95

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.37	3.88
Service shares	1,000.00	1,020.11	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—12.7%
Automobiles—0.5%
Suzuki Motor Corp.	425,100	$12,905,359

Hotels, Restaurants & Leisure—1.1%
International Game Technology plc	748,881	12,116,895
McDonald’s Corp.	135,920	16,057,589
		28,174,484

Internet & Catalog Retail—1.3%
JD.com, Inc., ADR[1]	989,222	31,917,248

Leisure Products—0.2%
Nintendo Co. Ltd.	42,200	5,809,330

Media—2.8%
Walt Disney Co. (The)	446,960	46,966,557
Zee Entertainment Enterprises Ltd.	3,246,821	21,426,244
		68,392,801

Specialty Retail—3.1%
Industria de Diseno Textil SA	1,377,628	47,275,044
Tiffany & Co.	375,420	28,640,792
		75,915,836

Textiles, Apparel & Luxury Goods—3.7%
Brunello Cucinelli SpA	425,969	7,508,482
Kering	175,540	29,921,470
LVMH Moet Hennessy Louis Vuitton SE	287,170	44,892,333
Tod’s SpA	137,066	10,824,905
		93,147,190

Consumer Staples—5.5%
Beverages—0.5%
Fomento Economico Mexicano SAB de CV, ADR	147,345	13,607,311
Food Products—2.8%
Nestle SA	341,927	25,344,881
Unilever plc	1,041,213	44,582,421
		69,927,302

Household Products—2.2%
Colgate-Palmolive Co.	809,210	53,909,570

Energy—1.2%
Energy Equipment & Services—0.7%
Technip SA	355,030	17,537,078

Oil, Gas & Consumable Fuels—0.5%
Repsol SA	1,071,548	11,665,962

Financials—22.0%
Capital Markets—5.9%
Credit Suisse Group AG1	1,368,433	29,576,407
Deutsche Bank AG	900,751	22,108,153
Goldman Sachs Group, Inc. (The)	204,750	36,902,093
Nomura Holdings, Inc.	2,057,500	11,434,953
UBS Group AG	2,467,252	47,479,555
		147,501,161

Commercial Banks—6.5%
Banca Monte dei Paschi di Siena SpA[1]	6,568,177	8,674,699
Banco Bilbao Vizcaya Argentaria SA	2,744,757	20,016,376
Citigroup, Inc.	1,032,760	53,445,330
ICICI Bank Ltd., Sponsored ADR	3,923,630	30,722,023
Societe Generale SA	500,519	23,087,684
Sumitomo Mitsui Financial Group, Inc.	706,000	26,631,940
		162,578,052

Diversified Financial Services—2.7%
McGraw Hill Financial, Inc.	669,610	66,010,154

	Shares	Value
Insurance—5.7%
Allianz SE	254,772	$45,134,309
Dai-ichi Life Insurance Co. Ltd. (The)	2,090,000	34,678,875
FNF Group	547,660	18,987,372
Prudential plc	1,936,467	43,353,443
		142,153,999

Real Estate Management & Development—1.2%
DLF Ltd.	16,573,168	28,767,983

Health Care—17.2%
Biotechnology—7.9%
ACADIA Pharmaceuticals, Inc.[1]	451,240	16,086,706
Biogen, Inc.[1]	86,840	26,603,434
BioMarin Pharmaceutical, Inc.[1]	193,250	20,244,870
Bluebird Bio, Inc.[1]	179,560	11,531,343
Celldex Therapeutics, Inc.[1]	1,195,760	18,749,517
Circassia Pharmaceuticals plc[1]	4,471,614	21,041,399
Clovis Oncology, Inc.[1]	170,360	5,962,600
Gilead Sciences, Inc.	332,130	33,608,235
Ionis Pharmaceuticals, Inc.[1]	173,230	10,728,134
MacroGenics, Inc.[1]	388,620	12,035,561
Medivation, Inc.[1]	153,510	7,420,673
Vertex Pharmaceuticals, Inc.[1]	96,400	12,130,012
		196,142,484

Health Care Equipment & Supplies—1.7%
St. Jude Medical, Inc.	248,020	15,320,195
Zimmer Biomet Holdings, Inc.	259,630	26,635,442
		41,955,637

Health Care Providers & Services—4.5%
Aetna, Inc.	561,800	60,741,816
Anthem, Inc.	302,515	42,182,691
Cigna Corp.	45,470	6,653,625
Humana, Inc.	13,260	2,367,043
		111,945,175

Pharmaceuticals—3.1%
Bayer AG	290,006	36,384,534
Roche Holding AG	84,580	23,309,244
Shire plc	231,700	15,879,287
Theravance Biopharma, Inc.[1]	157,022	2,573,591
		78,146,656

Industrials—11.5%
Aerospace & Defense—3.1%
Airbus Group SE	846,960	56,867,844
Embraer SA, Sponsored ADR	668,033	19,733,695
		76,601,539

Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	329,200	31,678,916

Building Products—1.7%
Assa Abloy AB, Cl. B	2,022,568	42,362,043

Construction & Engineering—0.3%
FLSmidth & Co. AS	197,846	6,853,151

Electrical Equipment—2.6%
Emerson Electric Co.	348,460	16,666,842
Nidec Corp.	516,100	37,356,545
Prysmian SpA	472,300	10,331,028
		64,354,415

Industrial Conglomerates—1.9%
3M Co.	230,450	34,714,988
Siemens AG	125,116	12,138,890
		46,853,878

8      OPPENHEIMER GLOBAL FUND/VA

	Shares	Value
Machinery—0.7%
FANUC Corp.	99,100	$17,083,972

Information Technology—24.7%
Communications Equipment—1.4%
Telefonaktiebolaget LM Ericsson, Cl. B	3,710,825	35,945,661

Electronic Equipment, Instruments, & Components—5.0%
Keyence Corp.	74,511	40,895,027
Kyocera Corp.	592,000	27,438,730
Murata Manufacturing Co. Ltd.	393,500	56,477,758
		124,811,515

Internet Software & Services—7.9%
Alphabet, Inc., Cl. A1	72,100	56,094,521
Alphabet, Inc., Cl. C1	74,782	56,750,564
eBay, Inc.[1]	974,050	26,766,894
Facebook, Inc., Cl. A1	433,150	45,333,479
Qihoo 360 Technology Co. Ltd., ADR[1]	156,380	11,386,028
		196,331,486

IT Services—1.6%
Earthport plc[1]	9,752,433	3,568,553
PayPal Holdings, Inc.[1]	974,050	35,260,610
		38,829,163

Semiconductors & Semiconductor Equipment—2.8%
Maxim Integrated Products, Inc.	1,303,915	49,548,770
SunEdison, Inc.[1]	3,891,700	19,808,753
		69,357,523

Software—6.0%
Adobe Systems, Inc.[1]	585,113	54,965,515
Intuit, Inc.	475,300	45,866,450
SAP SE	617,600	49,192,591
		150,024,556

	Shares	Value
Materials—0.8%
Chemicals—0.8%
Linde AG	136,037	$19,746,225
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	1,500,500	38,843,395
Total Common Stocks (Cost $1,377,008,361)		2,417,788,210

Preferred Stocks—1.9%
Bayerische Motoren Werke (BMW) AG,
Preference	544,767	45,632,183
Zee Entertainment Enterprises Ltd., 6% Cum.
Non-Cv.	79,253,601	1,078,178
Total Preferred Stocks (Cost $16,137,192)		46,710,361

	Units
Rights, Warrants and Certificates—0.0%
Repsol SA Rts. Strike Price 1EUR, Exp. 1/7/16[1] (Cost $—)	1,071,548	534,508

	Shares
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.30%[2,3] (Cost $20,379,539)	20,379,539	20,379,539

Total Investments, at Value (Cost $1,413,525,092)	99.9%	2,485,412,618
Net Other Assets (Liabilities)	0.1	2,298,885
Net Assets	100.0%	$2,487,711,503

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR         European Dollar

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	12,394,365	492,938,031	484,952,857	20,379,539

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$20,379,539	$40,181

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent
United States	$1,143,757,195	46.0%
Japan	309,555,885	12.5
Germany	230,336,885	9.3
Switzerland	125,710,087	5.1
United Kingdom	124,662,711	5.0
France	115,438,565	4.6
India	81,994,428	3.3
Spain	79,491,890	3.2
Sweden	78,307,704	3.2
Netherlands	56,867,844	2.3
China	43,303,276	1.7
Italy	37,339,114	1.5
Brazil	19,733,695	0.8
Ireland	15,879,287	0.6
Mexico	13,607,311	0.5
Denmark	6,853,151	0.3

9      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited / Continued)	Value	Percent
Cayman Islands	$2,573,590	0.1%
Total	$2,485,412,618	100.0%

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,393,145,553)	$2,465,033,079
Affiliated companies (cost $20,379,539)	20,379,539
2,485,412,618
Cash	2,000,000
Receivables and other assets:
Dividends	4,650,563
Shares of beneficial interest sold	213,385
Other	99,959
Total assets	2,492,376,525
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,121,227
Distribution and service plan fees	233,871
Shareholder communications	105,519
Trustees’ compensation	86,369
Foreign capital gains tax	10,662
Other	107,374
Total liabilities	4,665,022
Net Assets	$2,487,711,503

Composition of Net Assets
Par value of shares of beneficial interest	$65,777
Additional paid-in capital	1,273,599,755
Accumulated net investment income	18,960,340
Accumulated net realized gain on investments and foreign currency transactions	123,709,199
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,071,376,432
Net Assets	$2,487,711,503

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,406,000,514 and 37,001,506 shares of beneficial interest outstanding)	$38.00
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,081,710,989 and 28,775,770 shares of beneficial interest outstanding)	$37.59

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,377,941)	$44,236,692
Affiliated companies	40,181
Interest	49
Portfolio lending fees	6,775
Total investment income	44,283,697
Expenses
Management fees	17,181,922
Distribution and service plan fees:
Service shares	3,025,751
Transfer and shareholder servicing agent fees:
Non-Service shares	1,503,338
Service shares	1,220,316
Shareholder communications:
Non-Service shares	129,333
Service shares	104,471
Custodian fees and expenses	193,905
Trustees’ compensation	67,448
Borrowing fees	20,052
Other	247,346
Total expenses	23,693,882
Less reduction to custodian expenses	(948)
Less waivers and reimbursements of expenses	(25,889)
Net expenses	23,667,045
Net Investment Income	20,616,652
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	169,014,249
Foreign currency transactions	68,665
Net realized gain	169,082,914
Net change in unrealized appreciation/depreciation on:
Investments	(72,585,240)
Translation of assets and liabilities denominated in foreign currencies	(15,515,887)
Net change in unrealized appreciation/depreciation	(88,101,127)
Net Increase in Net Assets Resulting from Operations	$101,598,439

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$20,616,652	$31,557,766
Net realized gain	169,082,914	197,744,443
Net change in unrealized appreciation/depreciation	(88,101,127)	(172,610,475)

Net increase in net assets resulting from operations	101,598,439	56,691,734
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(19,562,644)	(16,920,293)
Service shares	(13,304,683)	(10,958,436)

	(32,867,327)	(27,878,729)
Distributions from net realized gain:
Non-Service shares	(97,527,552)	(69,030,952)
Service shares	(81,961,759)	(57,658,820)

	(179,489,311)	(126,689,772)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(4,461,169)	(70,199,522)
Service shares	(69,555,025)	(60,956,871)

	(74,016,194)	(131,156,393)
Net Assets
Total decrease	(184,774,393)	(229,033,160)
Beginning of period	2,672,485,896	2,901,519,056

End of period (including accumulated net investment income of $ 18,960,340 and $ 31,095,795, respectively)	$2,487,711,503	$2,672,485,896

See accompanying Notes to Financial Statements.

13      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$39.50	$40.86	$32.55	$27.46	$30.30
Income (loss) from investment operations:
Net investment income[2]	0.35	0.50	0.41	0.44	0.65
Net realized and unrealized gain (loss)	1.40	0.46	8.40	5.29	(3.11)
Total from investment operations	1.75	0.96	8.81	5.73	(2.46)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.46)	(0.50)	(0.64)	(0.38)
Distributions from net realized gain	(2.71)	(1.86)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.25)	(2.32)	(0.50)	(0.64)	(0.38)
Net asset value, end of period	$38.00	$39.50	$40.86	$32.55	$27.46

Total Return, at Net Asset Value[3]	3.94%	2.29%	27.31%	21.27%	(8.29)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,406,001	$1,468,107	$1,397,026	$1,252,127	$1,165,141
Average net assets (in thousands)	$1,502,338	$1,532,383	$1,333,848	$1,206,244	$1,335,403
Ratios to average net assets:[4]
Net investment income	0.86%	1.24%	1.13%	1.48%	2.17%
Expenses excluding interest and fees from borrowings	0.76%	0.76%	0.77%	0.76%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	0.76%	0.76%	0.77%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.77%	0.76%	0.76%
Portfolio turnover rate	14%	13%	11%	14%	13%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$39.10	$40.47	$32.25	$27.21	$30.04
Income (loss) from investment operations:
Net investment income[2]	0.25	0.40	0.32	0.36	0.56
Net realized and unrealized gain (loss)	1.39	0.44	8.32	5.25	(3.08)
Total from investment operations	1.64	0.84	8.64	5.61	(2.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.35)	(0.42)	(0.57)	(0.31)
Distributions from net realized gain	(2.71)	(1.86)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(3.15)	(2.21)	(0.42)	(0.57)	(0.31)
Net asset value, end of period	$37.59	$39.10	$40.47	$32.25	$27.21

Total Return, at Net Asset Value[3]	3.67%	2.06%	26.99%	20.95%	(8.53)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,081,711	$1,204,379	$1,216,285	$1,130,388	$1,003,839
Average net assets (in thousands)	$1,219,501	$1,265,528	$1,174,119	$1,069,295	$1,091,128
Ratios to average net assets:[4]
Net investment income	0.63%	0.99%	0.89%	1.23%	1.90%
Expenses excluding interest and fees from borrowings	1.01%	1.01%	1.02%	1.01%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.01%	1.01%	1.02%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.02%	1.01%	1.01%
Portfolio turnover rate	14%	13%	11%	14%	13%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

16      OPPENHEIMER GLOBAL FUND/VA

2. Significant Accounting Policies (Continued)

that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$24,147,520	$148,392,604	$—	$1,041,592,062

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]
$20,324,043	$115,220	$20,439,263

1. $20,324,043, including $19,912,523 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$32,867,327	$27,878,729
Long-term capital gain	179,489,311	126,689,772

Total	$212,356,638	$154,568,501

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,443,309,462

Gross unrealized appreciation	$1,183,263,170
Gross unrealized depreciation	(141,671,108)

Net unrealized appreciation	$1,041,592,062

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

17      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices

18      OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,699,081	$180,563,167	$—	$316,262,248
Consumer Staples	67,516,881	69,927,302	—	137,444,183
Energy	—	29,203,040	—	29,203,040
Financials	206,066,972	340,944,377	—	547,011,349
Health Care	331,575,488	96,614,464	—	428,189,952
Industrials	102,794,441	182,993,473	—	285,787,914
Information Technology	401,781,584	213,518,320	—	615,299,904
Materials	—	19,746,225	—	19,746,225
Telecommunication Services	—	38,843,395	—	38,843,395
Preferred Stocks	1,078,178	45,632,183	—	46,710,361
Rights, Warrants and Certificates	—	534,508	—	534,508
Investment Company	20,379,539	—	—	20,379,539
Total Assets	$1,266,892,164	$1,218,520,454	$—	$2,485,412,618

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$(47,359,051)	$47,359,051

Total Assets	$(47,359,051)	$47,359,051

*Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or

19      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

20      OPPENHEIMER GLOBAL FUND/VA

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	3,090,155	$125,761,536	6,078,139	$247,743,232
Dividends and/or distributions reinvested	2,891,830	117,090,196	2,154,167	85,951,245
Redeemed	(6,149,839)	(247,312,901)	(9,920,341)	(403,893,999)[1]

Net decrease	(167,854)	$(4,461,169)	(1,688,035)	$(70,199,522)

Service Shares
Sold	5,612,447	$223,502,452	6,195,494	$248,008,573
Dividends and/or distributions reinvested	2,375,130	95,266,442	1,734,511	68,617,256
Redeemed	(10,010,458)	(388,323,919)	(9,552,933)	(377,582,700)[1]

Net decrease	(2,022,881)	$(69,555,025)	(1,622,928)	$(60,956,871)

1. Net of redemption fees of $1,517 and $1,367 for Non-Service and Service shares, respectively.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$367,703,497	$639,786,392

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

21      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $25,889 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. At period end, the Fund had no securities on loan.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

22      OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

23      OPPENHEIMER GLOBAL FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $2.71395 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 48.40% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,402,729 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $19,601,167 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

24      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world stock funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the three-, five- and ten-year periods, although it underperformed its category median in the one-year period. The Board also considered that the Fund ranked in the third quintile of its performance category for the one-year period and the second quintile for the three-, five- and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and contractual management fee were lower than its peer group median and its category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board further considered that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

25      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub- Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006- December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999- October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

28      OPPENHEIMER GLOBAL FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub- Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31      OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind (“Mani”) Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	3.33%	11.99%	6.85%
Service Shares	7/13/00	3.11	11.70	6.58
S&P 500 Index		1.38	12.57	7.31

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS	SECTOR ALLOCATION

Alphabet, Inc., Cl. C	5.2%
Apple, Inc.	4.6
General Electric Co.	4.0
Citigroup, Inc.	3.6
Mondelez International, Inc., Cl. A	3.5
CME Group, Inc., Cl. A	3.0
Philip Morris International, Inc.	2.8
PepsiCo, Inc.	2.5
Johnson & Johnson	2.4
Chevron Corp.	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 3.33% during the reporting period. In comparison, the Fund outperformed the S&P 500 Index (the “Index”), which returned 1.38%. The Fund outperformed the Index due largely to stronger relative stock selection in the materials, health care, consumer staples and information technology sectors. Detractors from performance included less favorable stock selection in financials and stock selection and an overweight position in industrials.

MARKET OVERVIEW

While returns for domestic equities — across the capitalization spectrum — were in positive territory for the fourth quarter of the year, the uplift in stock prices was insufficient to close-out the year on a favorable note. In particular, large-caps barely eked-out a positive return for 2015 (due mainly to the contribution from dividends, as prices, overall, were down) while both mid- and small-cap stocks, generally, declined in 2015. The year was marked by heightened volatility as uncertainty over when, or if the Federal Reserve (the “Fed”) would raise interest rates (eventually they lifted the Fed Funds rate in mid-December), combined with plummeting energy prices, decelerating emerging market growth and sluggish developed market growth — including our own domestic economy — resulted in investor sentiment that swung back and forth like a pendulum.

Returns were influenced by big macro trends. Most evident was the ongoing slide in oil prices that continued to negatively impact energy stocks — making the sector the worst performer in the year. Commodity prices, generally, have been on a downward trend all year and this, combined with slowing global growth has hurt economically sensitive segments — particularly materials and industrials. The ongoing strength of the dollar also impacted commodity prices and contributed to the lowered guidance from many industrial firms as expectations for export growth has been reigned-in.

The much anticipated rise in interest rates also influenced relative returns across sectors during the year. Naturally, stocks hurt by the expectation of rising interest rates, including higher yielding sectors such as utilities and real estate investment trusts (“REITs”), generally underperformed in 2015. By comparison, health care stocks held up well, ending 2015 among the top performing sectors in the market. Generally, health care returns were driven by rising valuations — particularly in the life sciences and biotechnology categories.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Alphabet, Inc., Mondelez International, Inc. and Vulcan Materials Co. Alphabet is the new holding company vehicle for what was previously known as Google. Alphabet’s stock outperformed as quarterly results showed evidence of improved cost control and the company announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the recent arrival of a new CFO, investors have gained conviction in greater cost controls and more effective capital allocation—both of which should lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost. Mondelez manufactures and sells global consumer products—primarily in the snack food and confection categories, including brand names such as Oreos, Cadbury and Trident. Operating margins continued to expand, surprising investors favorably and leading to the stock’s positive performance. Shares of Vulcan Materials, a provider of aggregates, delivered strong results as construction demand continued to improve. Additionally, management issued an optimistic outlook for the company’s growth over the next several years, which resulted in rising investor sentiment.

TOP INDIVIDUAL DETRACTORS

The top detractors from performance included Tyco International plc, Western Digital Corp., and National Oilwell Varco, Inc. Tyco International provides security products and services, fire detection and suppression products and services, and life safety products. Tyco surprised investors with a disappointing earnings outlook when they reported fiscal second quarter 2015 results in late April. We had underestimated the company’s exposure to much weaker oil and gas markets which only represent approximately 5% of total company sales, though deliver well above average profit margins relative to their other end markets. We trimmed our position modestly (though still retain a sizeable overweight) as we reallocated capital to other names where we have higher conviction in near-term fundamentals. Western Digital manufactures computer disk drives and other data storage solutions. The stock continues to be negatively impacted by near-term fundamentals which remain weak, particularly demand for personal computers. Further, the stock reacted unfavorably when management announced the acquisition of SanDisk at a substantial price premium. While we believe acquiring SanDisk makes sense from a long-term perspective, as the Company vertically integrates into NAND flash storage, investors were initially uncertain as to its strategic value. National Oilwell Varco experienced declines—along with most energy-related stocks—due to the decline in oil prices. National Oilwell Varco is a worldwide supplier of equipment to the energy sector. The company’s

3      OPPENHEIMER MAIN STREET FUND/VA

management revised the outlook for earnings downward. As oil prices have fallen, many of the company’s customers have decreased spending expectations, thereby negatively impacting the projected growth of National Oilwell’s products and services. We exited our position.

STRATEGY & OUTLOOK

The past year has been characterized by a “three speed global economy.” Domestically, growth has continued slow and steady, with inflation subdued and unemployment near full employment levels. The strong dollar, however, has weakened manufacturing though the service sector remains strong. Europe, on the other hand, has seen essentially no growth in its GDP while emerging markets continue to grow, but at a decelerating rate.

As “Corporate America” has experienced low revenue growth — with little aid from pricing — earnings growth has partially come from “manufactured” sources. Share repurchases — funded by low cost financings — have resulted in debt amounts twice their 2008 levels (excluding financials). A significant step-up in Merger & Acquisition activities has also contributed to the “manufactured” source of earnings growth. Finally, increasingly companies are resorting to reporting “Adjusted” earnings which often are a far cry above the more normal usage of Generally Accepted Accounting Principles (GAAP) earnings. These trends have led to profit margins which are near peak levels, but are likely unsustainable.

We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. Additionally, fundamental disruptions across market segments have been elevated. The “poster-child” for this risk remains Amazon, which continues to change the way consumers make purchases — disrupting the legacy retailers who are scrambling to adjust to the new reality.

We expect this economic and market environment to continue, resulting in increased volatility of equity prices. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies — with greater consistency and stability of revenue and earnings — leading to relatively better stock performance of those companies. We aim to build “all weather” portfolios by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER MAIN STREET FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$1,010.00	$3.96
Service shares	1,000.00	1,008.70	5.23

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.27	3.98
Service shares	1,000.00	1,020.01	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—9.6%
Auto Components—0.9%
Delphi Automotive plc	87,180	$7,473,941
Lear Corp.	29,760	3,655,421
		11,129,362

Automobiles—1.2%
General Motors Co.	324,062	11,021,349
Harley-Davidson, Inc.	81,740	3,710,178
		14,731,527

Hotels, Restaurants & Leisure—0.5%
Dunkin’ Brands Group, Inc.	150,550	6,411,925

Internet & Catalog Retail—1.6%
Amazon.com, Inc.[1]	28,910	19,539,980

Media—2.2%
Comcast Corp., Cl. A	478,245	26,987,365

Specialty Retail—3.2%
AutoZone, Inc.[1]	18,510	13,732,754
Home Depot, Inc. (The)	197,257	26,087,238
		39,819,992

Consumer Staples—10.8%
Beverages—2.5%
PepsiCo, Inc.	312,590	31,233,993

Food Products—4.6%
Kraft Heinz Co. (The)	176,110	12,813,764
Mondelez International, Inc., Cl. A	958,280	42,969,275
		55,783,039

Household Products—0.9%
Henkel AG & Co. KGaA	113,231	10,865,888

Tobacco—2.8%
Philip Morris International, Inc.	396,789	34,881,721

Energy—6.3%
Oil, Gas & Consumable Fuels—6.3%
Chevron Corp.	326,383	29,361,415
HollyFrontier Corp.	165,440	6,599,401
Magellan Midstream Partners LP2	148,955	10,117,024
Noble Energy, Inc.	412,415	13,580,826
Suncor Energy, Inc.	719,680	18,567,744
		78,226,410

Financials—17.7%
Capital Markets—1.8%
Bank of New York Mellon Corp. (The)	535,680	22,080,730

Commercial Banks—4.4%
Citigroup, Inc.	849,418	43,957,381
M&T Bank Corp.	84,460	10,234,863
		54,192,244

Consumer Finance—1.1%
Discover Financial Services	261,473	14,020,182

Diversified Financial Services—6.6%
Berkshire Hathaway, Inc., Cl. B1	192,240	25,383,370
CME Group, Inc., Cl. A	401,870	36,409,422
McGraw Hill Financial, Inc.	199,791	19,695,397
		81,488,189

Insurance—2.5%
American International Group, Inc.	171,450	10,624,756
Genworth Financial, Inc., Cl. A1	987,070	3,681,771
Marsh & McLennan Cos., Inc.	287,990	15,969,046
		30,275,573

	Shares	Value
Real Estate Investment Trusts (REITs)—1.3%
Simon Property Group, Inc.	85,580	$16,640,175

Health Care—15.7%
Biotechnology—2.3%
Gilead Sciences, Inc.	282,350	28,570,996

Health Care Equipment & Supplies—1.3%
Boston Scientific Corp.[1]	861,320	15,882,741

Health Care Providers & Services—5.1%
Express Scripts Holding Co.[1]	316,797	27,691,226
McKesson Corp.	58,800	11,597,124
UnitedHealth Group, Inc.	201,480	23,702,107
		62,990,457

Pharmaceuticals—7.0%
Bristol-Myers Squibb Co.	338,690	23,298,485
Johnson & Johnson	287,590	29,541,245
Merck & Co., Inc.	339,970	17,957,216
Mylan NV1	286,490	15,490,514
		86,287,460

Industrials—12.7%
Aerospace & Defense—1.9%
Lockheed Martin Corp.	59,660	12,955,169
United Technologies Corp.	113,800	10,932,766
		23,887,935

Commercial Services & Supplies—2.2%
Republic Services, Inc., Cl. A	101,520	4,465,865
Tyco International plc	485,125	15,470,636
Waste Connections, Inc.	127,080	7,157,146
		27,093,647

Industrial Conglomerates—4.0%
General Electric Co.	1,587,970	49,465,265

Machinery—1.1%
Deere & Co.	184,780	14,093,171

Professional Services—1.3%
Nielsen Holdings plc	333,990	15,563,934

Road & Rail—2.2%
Canadian National Railway Co.	239,880	13,404,494
Canadian Pacific Railway Ltd.	47,130	6,013,788
CSX Corp.	285,190	7,400,681
		26,818,963

Information Technology—18.4%
Internet Software & Services—6.9%
Alphabet, Inc., Cl. C1	85,047	64,540,468
Facebook, Inc., Cl. A1	189,370	19,819,464
		84,359,932

IT Services—5.3%
Amdocs Ltd.	415,960	22,698,937
MasterCard, Inc., Cl. A	84,470	8,223,999
PayPal Holdings, Inc.[1]	614,070	22,229,334
Xerox Corp.	1,193,957	12,691,763
		65,844,033

Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	525,000	9,801,750

Technology Hardware, Storage & Peripherals—5.4%
Apple, Inc.	542,286	57,081,024
Western Digital Corp.	161,940	9,724,497
		66,805,521

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Materials—1.7%
Chemicals—0.6%
PPG Industries, Inc.	81,370	$8,040,983

Construction Materials—1.0%
Vulcan Materials Co.	132,900	12,621,513

Metals & Mining—0.1%
Teck Resources Ltd., Cl. B	206,560	797,322

Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	441,750	20,417,685

	Shares	Value
Utilities—3.1%
Electric Utilities—0.4%
ITC Holdings Corp.	116,850	$4,586,363

Gas Utilities—0.5%
AmeriGas Partners LP2	171,215	5,867,538

Multi-Utilities—2.2%
PG&E Corp.	510,460	27,151,367
Total Common Stocks (Cost $942,986,384)		1,205,256,871

Investment Company—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[3,4] (Cost $18,174,708)	18,174,708	18,174,708

Total Investments, at Value (Cost $961,161,092)	99.2%	1,223,431,579
Net Other Assets (Liabilities)	0.8	10,352,648
Net Assets	100.0%	$1,233,784,227

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	26,546,400	328,411,595	336,783,287	18,174,708

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$18,174,708	$29,026

4. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS OF LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $942,986,384)	$1,205,256,871
Affiliated companies (cost $18,174,708)	18,174,708
1,223,431,579
Cash	748,259
Receivables and other assets:
Investments sold	6,734,286
Dividends	3,512,525
Shares of beneficial interest sold	1,277,285
Other	83,469
Total assets	1,235,787,403
Liabilities
Payables and other liabilities:
Investments purchased	981,463
Shares of beneficial interest redeemed	703,737
Distribution and service plan fees	154,733
Trustees’ compensation	76,046
Shareholder communications	53,084
Other	34,113
Total liabilities	2,003,176
Net Assets	$1,233,784,227

Composition of Net Assets
Par value of shares of beneficial interest	$42,415
Additional paid-in capital	818,915,683
Accumulated net investment income	11,585,433
Accumulated net realized gain on investments and foreign currency transactions	140,984,216
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	262,256,480
Net Assets	$1,233,784,227

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $518,456,257 and 17,730,405 shares of beneficial interest outstanding)	$29.24
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $715,327,970 and 24,684,458 shares of beneficial interest outstanding)	$28.98

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $217,565)	$23,709,510
Affiliated companies	29,026
Interest	492
Total investment income	23,739,028
Expenses
Management fees	8,575,831
Distribution and service plan fees—Service shares	1,893,943
Transfer and shareholder servicing agent fees:
Non-Service shares	541,451
Service shares	757,830
Shareholder communications:
Non-Service shares	42,730
Service shares	59,625
Borrowing fees	9,318
Custodian fees and expenses	10,427
Trustees’ compensation	44,388
Other	78,297
Total expenses	12,013,840
Less reduction to custodian expenses	(335)
Less waivers and reimbursements of expenses	(17,882)
Net expenses	11,995,623
Net Investment Income	11,743,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	162,468,446
Foreign currency transactions	(25,652)
Net realized gain	162,442,794
Net change in unrealized appreciation/depreciation on:
Investments	(136,109,854)
Translation of assets and liabilities denominated in foreign currencies	3,102,168
Net change in unrealized appreciation/depreciation	(133,007,686)
Net Increase in Net Assets Resulting from Operations	$41,178,513

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$11,743,405	$9,960,183
Net realized gain	162,442,794	220,233,059
Net change in unrealized appreciation/depreciation	(133,007,686)	(89,842,290)

Net increase in net assets resulting from operations	41,178,513	140,350,952

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,010,080)	(4,609,193)
Service shares	(4,935,637)	(4,984,596)

	(9,945,717)	(9,593,789)
Distributions from net realized gain:
Non-Service shares	(81,805,950)	(11,141,625)
Service shares	(115,456,402)	(17,524,841)

	(197,262,352)	(28,666,466)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	27,294,558	(41,637,582)
Service shares	6,563,579	(170,539,977)

	33,858,137	(212,177,559)
Net Assets
Total decrease	(132,171,419)	(110,086,862)
Beginning of period	1,365,955,646	1,476,042,508

End of period (including accumulated net investment income of $11,585,433 and $9,807,537, respectively)	$1,233,784,227	$1,365,955,646

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$33.61	$31.24	$23.97	$20.71	$20.88
Income (loss) from investment operations:
Net investment income[2]	0.33	0.28	0.24	0.26	0.16
Net realized and unrealized gain (loss)	0.80	3.01	7.33	3.22	(0.16)
Total from investment operations	1.13	3.29	7.57	3.48	0.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.27)	(0.30)	(0.22)	(0.17)
Distributions from net realized gain	(5.18)	(0.65)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(5.50)	(0.92)	(0.30)	(0.22)	(0.17)
Net asset value, end of period	$29.24	$33.61	$31.24	$23.97	$20.71

Total Return, at Net Asset Value[3]	3.33%	10.70%	31.77%	16.87%	(0.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518,456	$559,933	$561,016	$481,089	$392,861
Average net assets (in thousands)	$541,020	$554,449	$517,750	$466,231	$426,354
Ratios to average net assets:[4]
Net investment income	1.05%	0.86%	0.87%	1.12%	0.79%
Expenses excluding interest and fees from borrowings	0.78%	0.77%	0.78%	0.78%	0.78%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	0.78%	0.77%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.77%	0.78%	0.78%	0.78%
Portfolio turnover rate	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$33.33	$30.99	$23.78	$20.53	$20.71
Income (loss) from investment operations:
Net investment income[2]	0.25	0.19	0.17	0.20	0.114
Net realized and unrealized gain (loss)	0.80	2.99	7.27	3.20	(0.17)
Total from investment operations	1.05	3.18	7.44	3.40	(0.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.19)	(0.23)	(0.15)	(0.12)
Distributions from net realized gain	(5.18)	(0.65)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(5.40)	(0.84)	(0.23)	(0.15)	(0.12)
Net asset value, end of period	$28.98	$33.33	$30.99	$23.78	$20.53

Total Return, at Net Asset Value[3]	3.11%	10.40%	31.44%	16.61%	(0.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$715,328	$806,023	$915,027	$869,372	$1,003,184
Average net assets (in thousands)	$757,218	$856,467	$895,073	$913,871	$1,094,254
Ratios to average net assets:[4]
Net investment income	0.80%	0.61%	0.62%	0.85%	0.54%
Expenses excluding interest and fees from borrowings	1.03%	1.02%	1.04%	1.03%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.03%	1.02%	1.04%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.02%	1.04%	1.03%	1.03%
Portfolio turnover rate	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

14      OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$15,930,686	$140,247,071	$2,513,988	$261,238,399

1. At period end, the Fund had $2,513,988 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$2,513,988

Of these losses, $2,513,988 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,513,988 per year.

2. During the reporting period, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]
$14,546,380	$19,792	$14,526,588

4. $14,547,167, including $14,117,424 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$39,268,736	$9,593,789
Long-term capital gain	167,939,333	28,666,466

Total	$207,208,069	$38,260,255

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$962,179,173

Gross unrealized appreciation	$302,133,017
Gross unrealized depreciation	(40,894,618)

Net unrealized appreciation	$261,238,399

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

16      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$118,620,151	$—	$—	$118,620,151
Consumer Staples	121,898,753	10,865,888	—	132,764,641
Energy	78,226,410	—	—	78,226,410
Financials	218,697,093	—	—	218,697,093
Health Care	193,731,654	—	—	193,731,654
Industrials	156,922,915	—	—	156,922,915
Information Technology	226,811,236	—	—	226,811,236
Materials	21,459,818	—	—	21,459,818
Telecommunication Services	20,417,685	—	—	20,417,685
Utilities	37,605,268	—	—	37,605,268
Investment Company	18,174,708	—	—	18,174,708
Total Assets	$1,212,565,691	$10,865,888	$—	$1,223,431,579

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

18      OPPENHEIMER MAIN STREET FUND/VA

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	517,352	$15,973,699	649,656	$20,858,404
Dividends and/or distributions reinvested	2,966,041	86,816,030	493,447	15,750,818
Redeemed	(2,414,970)	(75,495,171)	(2,439,387)	(78,246,804)
Net increase (decrease)	1,068,423	$27,294,558	(1,296,284)	$(41,637,582)

Service Shares
Sold	1,895,395	$56,747,875	485,595	$15,571,150
Dividends and/or distributions reinvested	4,144,304	120,392,039	709,853	22,509,437
Redeemed	(5,534,911)	(170,576,335)	(6,541,357)	(208,620,564)
Net increase (decrease)	504,788	$6,563,579	(5,345,909)	$(170,539,977)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$561,730,574	$723,085,015

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2015		Fee Schedule Effective November 1, 2015
Up to $200 million	0.75%	Up to $200 million	0.75%
Next $200 million	0.72	Next $200 million	0.72
Next $200 million	0.69	Next $200 million	0.69
Next $200 million	0.66	Next $200 million	0.66
Next $200 million	0.60	Next $200 million	0.60
Over $1 billion	0.58	Next $4 billion	0.58
		Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

19      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,882 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

21      OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    Capital gain distributions of $4.40761 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil, Benjamin Ram and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large blend funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the three- and five-year periods but underperformed for the one- and ten-year periods.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its category median and equal to its peer group median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was higher than its peer group median and its category median. The Board noted that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders. The Board considered that the Adviser proposed an additional breakpoint at 0.56% for annual net assets in excess of $5 billion, which went into effect on November 1, 2015.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

23      OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS Unaudited / Continued

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

        The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER MAIN STREET FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager – core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Vice President of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011) and Portfolio Manager of the Sub-Adviser (May 2009-December 2010). Sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; bank analyst at Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997- 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28      OPPENHEIMER MAIN STREET FUND/VA

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31      OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

Main Street Small Cap Fund®/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	-5.90%	11.38%	7.44%
Service Shares	7/16/01	-6.09	11.11	7.18
Russell 2000 Index		-4.41	9.19	6.80

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Pinnacle Foods, Inc.	2.3%
WellCare Health Plans, Inc.	2.3
j2 Global, Inc.	2.1
KAR Auction Services, Inc.	2.1
BankUnited, Inc.	2.0
Korn/Ferry International	2.0
BancorpSouth, Inc.	1.9
MB Financial, Inc.	1.8
SYNNEX Corp.	1.8
FirstMerit Corp.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of -5.90% during the reporting period. In comparison, the Fund underperformed the Russell 2000 Index (the “Index”), which returned -4.41%, primarily due to weaker relative stock selection in the health care, consumer discretionary and materials sectors. The Fund outperformed the Index within the information technology, financials and energy sectors, due largely to stronger relative stock selection.

MARKET OVERVIEW

While returns for domestic equities — across the capitalization spectrum — were in positive territory for the fourth quarter of the year, the uplift in stock prices was insufficient to close-out the year on a favorable note. In particular, large-caps barely eked-out a positive return for 2015 (due mainly to the contribution from dividends, as prices, overall, were down) while both mid- and small-cap stocks, generally, declined in 2015. The year was marked by heightened volatility as uncertainty over when, or if the Federal Reserve (the “Fed”) would raise interest rates (eventually they lifted the Fed Funds rate in mid-December), combined with plummeting energy prices, decelerating emerging market growth and sluggish developed market growth — including our own domestic economy — resulted in investor sentiment that swung back and forth like a pendulum.

Returns were influenced by big macro trends. Most evident was the ongoing slide in oil prices that continued to negatively impact energy stocks — making the sector the worst performer in the year. Commodity prices, generally, have been on a downward trend all year and this, combined with slowing global growth has hurt economically sensitive segments — particularly materials and industrials. The ongoing strength of the dollar also impacted commodity prices and contributed to the lowered guidance from many industrial firms as expectations for export growth has been reigned-in.

The much anticipated rise in interest rates also influenced relative returns across sectors during the year. Naturally, stocks hurt by the expectation of rising interest rates, including higher yielding sectors such as utilities and real estate investment trusts (“REITs”), generally underperformed in 2015. By comparison, health care stocks held up well, ending 2015 among the top performing sectors in the market. Generally, health care returns were driven by rising valuations — particularly in the life sciences and biotechnology categories.

TOP INDIVIDUAL CONTRIBUTORS

Fund holdings that were contributors to performance this period included Prestige Brands Holdings, Inc., Paylocity Holding Corp., and j2 Global. Prestige Brands Holdings, a distributor of over-the-counter healthcare and household products, improved as destocking by retailers — which had hurt prior quarter results for Prestige Brands — came to an end. Consequently, revenues topped expectations, propelling the stock higher. Management also provided further “color” on its planned integration of the recently closed Insight acquisition, which added the $100 million Monistat brand — now Prestige’s largest product line. This information helped to improve visibility and boost investor sentiment. Paylocity, a cloud-based payroll and human resource management software provider, reported strong results during the period, suggesting that the secular opportunity for small/medium businesses to automate and/or modernize their payroll/HR systems remains strong. The company has been very methodical in its approach, which is translating into a richer multiple being assigned to the stock. j2 Global provides cloud-based communications and storage messaging services. Management’s track record of execution has been very strong and they continue to bolt on acquisitions to grow the company and drive scale.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included Spectranetics Corp., Dana Holding Corp. and Century Aluminum Co. Spectranetics develops single-use medical devices used in minimally-invasive cardiovascular procedures. The company had a disappointing quarterly result during the reporting period and guided estimates down based on lower-than-expected U.S. peripheral atherectomy (a procedure to remove plaque from blood vessels) growth. Dana is a supplier of automotive and other vehicle, i.e., trucks and off-highway, parts and systems primarily to original-equipment manufacturers (OEMs). The company disappointed investors in October with third quarter 2015 that were below expectations and a weak outlook for fourth quarter 2015. While some of the company’s end-markets have become more challenging (e.g. Class 8 trucks), at least some of its issues have been self-inflicted as production issues led to market share losses. Valuation seems to discount a lot of bad news ahead, and appears to give low probability to our expectation that newly installed CEO James Kamsickas can improve results at the Company. The stock of aluminum producer Century Aluminum suffered from weakening London Metals Exchange (LME) prices. Commodities, broadly, witnessed weak pricing as a result of anemic global growth throughout the reporting period. We exited our position in Century Aluminum.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STRATEGY & OUTLOOK

The past year has been characterized by a “three speed global economy.” Domestically, growth has continued slow and steady, with inflation subdued and unemployment near full employment levels. The strong dollar, however, has weakened manufacturing though the service sector remains strong. Europe, on the other hand, has seen essentially no growth in its GDP while emerging markets continue to grow, but at a decelerating rate.

As “Corporate America” has experienced low revenue growth — with little aid from pricing — earnings growth has partially come from “manufactured” sources. Share repurchases — funded by low cost financings — have resulted in debt amounts twice their 2008 levels (excluding financials). A significant step-up in Merger & Acquisition activities has also contributed to the “manufactured” source of earnings growth. Finally, increasingly companies are resorting to reporting “Adjusted” earnings which often are a far cry above the more normal usage of Generally Accepted Accounting Principles (GAAP) earnings. These trends have led to profit margins which are near peak levels, but are likely unsustainable.

We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. Additionally, fundamental disruptions across market segments have been elevated.

We expect this economic and market environment to continue, resulting in increased volatility of equity prices. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies — with greater consistency and stability of revenue and earnings — leading to relatively better stock performance of those companies. We aim to build “all weather” portfolios by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$909.50	$3.86
Service shares	1,000.00	908.50	5.07

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value

Common Stocks—98.3%

Consumer Discretionary—10.1%

Auto Components—2.2%

Dana Holding Corp.	1,008,313	$ 13,914,719

Visteon Corp.[1]	64,850	7,425,325

		21,340,044

Diversified Consumer Services—0.6%

DeVry Education Group, Inc.	224,510	5,682,348

Hotels, Restaurants & Leisure—4.3%

Brinker International, Inc.	109,340	5,242,853

International Speedway Corp., Cl. A	220,787	7,444,937

Popeyes Louisiana Kitchen, Inc.[1]	276,620	16,182,270

Texas Roadhouse, Inc., Cl. A	379,540	13,576,146

		42,446,206

Multiline Retail—1.6%

Burlington Stores, Inc.[1]	368,660	15,815,514

Specialty Retail—1.4%

Party City Holdco, Inc.[1]	418,890	5,407,870

Sally Beauty Holdings, Inc.[1]	285,090	7,951,160

		13,359,030

Consumer Staples—3.9%

Food Products—2.3%

Pinnacle Foods, Inc.	524,650	22,276,639

Household Products—0.4%

Energizer Holdings, Inc.	125,510	4,274,871

Tobacco—1.2%

Universal Corp.	214,650	12,037,572

Energy—3.7%

Energy Equipment & Services—0.5%

RigNet, Inc.[1]	260,140	5,382,297

Oil, Gas & Consumable Fuels—3.2%

Cone Midstream Partners LP2	506,943	4,993,389

Range Resources Corp.	225,207	5,542,344

Renewable Energy Group, Inc.[1]	959,723	8,915,827

Western Refining, Inc.	224,181	7,985,327

WPX Energy, Inc.[1]	763,380	4,381,801

		31,818,688

Financials—22.2%

Capital Markets—1.2%

Evercore Partners, Inc., Cl. A	135,973	7,352,060

Stifel Financial Corp.[1]	115,160	4,878,178

		12,230,238

Commercial Banks—10.0%

BancorpSouth, Inc.	761,220	18,261,668

BankUnited, Inc.	549,455	19,813,347

FirstMerit Corp.	917,566	17,112,606

MB Financial, Inc.	551,990	17,867,916

Talmer Bancorp, Inc., Cl. A	635,170	11,502,929

Webster Financial Corp.	374,770	13,937,696

		98,496,162

Insurance—2.9%

Endurance Specialty Holdings Ltd.	162,050	10,369,580

James River Group Holdings Ltd.	294,680	9,883,567

Old Republic International Corp.	447,270	8,332,640

		28,585,787

Real Estate Investment Trusts (REITs)—7.2%

Apollo Commercial Real Estate Finance, Inc.	734,692	12,658,743

Chatham Lodging Trust	685,426	14,037,524

CYS Investments, Inc.	1,835,330	13,085,903

DuPont Fabros Technology, Inc.	313,320	9,960,443

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

National Storage Affiliates Trust	671,356	$ 11,500,328

STAG Industrial, Inc.	533,970	9,851,747

		71,094,688

Thrifts & Mortgage Finance—0.9%

Oritani Financial Corp.	518,300	8,551,950

Health Care—13.1%

Biotechnology—2.1%

ACADIA Pharmaceuticals, Inc.[1]	205,920	7,341,048

Axovant Sciences Ltd.[1]	123,090	2,219,313

Santhera Pharmaceutical Holding AG1	33,298	2,962,765

Ultragenyx Pharmaceutical, Inc.[1]	71,790	8,053,402

		20,576,528

Health Care Equipment & Supplies—1.5%

NxStage Medical, Inc.[1]	390,050	8,545,996

Spectranetics Corp. (The)[1]	447,100	6,733,326

		15,279,322

Health Care Providers & Services—6.9%

Acadia Healthcare Co., Inc.[1]	194,870	12,171,580

Addus HomeCare Corp.[1]	100,010	2,328,233

Diplomat Pharmacy, Inc.[1]	295,180	10,101,060

HealthSouth Corp.	333,280	11,601,477

Team Health Holdings, Inc.[1]	212,370	9,320,919

WellCare Health Plans, Inc.[1]	283,801	22,196,076

		67,719,345

Life Sciences Tools & Services—0.8%

VWR Corp.[1]	296,610	8,397,029

Pharmaceuticals—1.8%

Aratana Therapeutics, Inc.[1]	310,570	1,732,980

Prestige Brands Holdings, Inc.[1]	307,716	15,841,220

		17,574,200

Industrials—16.5%

Aerospace & Defense—0.8%

AAR Corp.	276,405	7,266,688

Curtiss-Wright Corp.	9,900	678,150

		7,944,838

Airlines—0.7%

Spirit Airlines, Inc.[1]	176,720	7,042,292

Building Products—1.0%

Masonite International Corp.[1]	161,490	9,888,033

Commercial Services & Supplies—6.4%

ABM Industries, Inc.	393,430	11,200,952

ACCO Brands Corp.[1]	1,395,717	9,951,462

KAR Auction Services, Inc.	548,950	20,327,618

Matthews International Corp., Cl. A	166,420	8,895,149

Pitney Bowes, Inc.	366,590	7,570,084

Progressive Waste Solutions Ltd.	237,260	5,587,473

		63,532,738

Construction & Engineering—1.0%

AECOM[1]	330,993	9,939,720

Electrical Equipment—0.7%

Generac Holdings, Inc.[1]	242,730	7,226,072

Machinery—0.5%

SPX FLOW, Inc.[1]	168,330	4,698,090

Professional Services—3.6%

Korn/Ferry International	579,691	19,234,147

On Assignment, Inc.[1]	353,320	15,881,734

		35,115,881

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Road & Rail—1.3%

Saia, Inc.[1]	240,900	$ 5,360,025

Swift Transportation Co., Cl. A1	531,314	7,342,760

		12,702,785

Transportation Infrastructure—0.5%

Wesco Aircraft Holdings, Inc.[1]	415,570	4,974,373

Information Technology—19.2%

Electronic Equipment, Instruments, & Components—1.8%

SYNNEX Corp.	197,980	17,804,341

Internet Software & Services—2.1%

j2 Global, Inc.	246,563	20,297,066

IT Services—3.7%

Black Knight Financial Services, Inc., Cl. A1	274,962	9,090,244

Booz Allen Hamilton Holding Corp., Cl. A	409,290	12,626,596

CACI International, Inc., Cl. A1	156,470	14,517,287

		36,234,127

Semiconductors & Semiconductor Equipment—3.5%

Cavium, Inc.[1]	159,470	10,478,774

Cypress Semiconductor Corp.[1]	732,861	7,189,366

MKS Instruments, Inc.	467,650	16,835,400

		34,503,540

Software—8.1%

FleetMatics Group plc[1]	193,260	9,815,675

Fortinet, Inc.[1]	291,941	9,099,801

Guidewire Software, Inc.[1]	253,100	15,226,496

Imperva, Inc.[1]	203,240	12,867,125

Paylocity Holding Corp.[1]	346,610	14,055,036

Proofpoint, Inc.[1]	174,740	11,359,847

Zynga, Inc., Cl. A1	2,876,740	7,709,663

		80,133,643

	Shares	Value

Materials—5.4%

Chemicals—0.5%

A. Schulman, Inc.	170,088	$ 5,211,496

Construction Materials—0.5%

Summit Materials, Inc., Cl. A1	226,984	4,548,759

Metals & Mining—2.1%

Kaiser Aluminum Corp.	200,960	16,812,313

Osisko Gold Royalties Ltd.	412,112	4,071,382

		20,883,695

Paper & Forest Products—2.3%

Boise Cascade Co.[1]	382,470	9,764,459

PH Glatfelter Co.	677,659	12,496,032

		22,260,491

Utilities—4.2%

Electric Utilities—2.8%

ALLETE, Inc.	287,060	14,591,260

Portland General Electric Co.	360,400	13,107,748

		27,699,008

Gas Utilities—0.8%

Suburban Propane Partners LP2	314,305	7,640,755

Water Utilities—0.6%

California Water Service Group	250,670	5,833,091

Total Common Stocks (Cost $837,878,493)		969,053,292

Investment Company—1.5%

Oppenheimer Institutional Money Market Fund, Cl.
E, 0.30%[3,4] (Cost $14,384,001)	14,384,001	14,384,001

Total Investments, at Value (Cost $852,262,494)	99.8%	983,437,293

Net Other Assets (Liabilities)	0.2	2,385,447

Net Assets	100.0%	$985,822,740

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2014	Additions	Reductions	December 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	3,962,569	288,837,546	278,416,114	14,384,001

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$14,384,001	$26,871

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $837,878,493)	$969,053,292
Affiliated companies (cost $14,384,001)	14,384,001
983,437,293
Cash	1,000,000
Receivables and other assets:
Dividends	1,427,542
Investments sold	1,043,328
Shares of beneficial interest sold	738,632
Other	41,063
Total assets	987,687,858

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,502,941
Distribution and service plan fees	184,724
Shareholder communications	73,706
Investments purchased	38,093
Trustees’ compensation	36,703
Other	28,951
Total liabilities	1,865,118
Net Assets	$985,822,740

Composition of Net Assets
Par value of shares of beneficial interest	$46,761
Additional paid-in capital	815,095,647
Accumulated net investment income	2,764,432
Accumulated net realized gain on investments and foreign currency transactions	36,741,095
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	131,174,805
Net Assets	$985,822,740

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $129,104,095 and 6,054,207 shares of beneficial interest outstanding)	$21.32
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $856,718,645 and 40,706,342 shares of beneficial interest outstanding)	$21.05

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $9,145)	$13,654,411
Affiliated companies	26,871
Interest	8
Total investment income	13,681,290

Expenses
Management fees	7,205,948
Distribution and service plan fees - Service shares	2,320,522
Transfer and shareholder servicing agent fees:
Non-Service shares	135,023
Service shares	928,148
Shareholder communications:
Non-Service shares	14,823
Service shares	101,509
Trustees’ compensation	37,657
Borrowing fees	7,665
Custodian fees and expenses	5,845
Other	66,225
Total expenses	10,823,365
Less reduction to custodian expenses	(416)
Less waivers and reimbursements of expenses	(17,540)
Net expenses	10,805,409
Net Investment Income	2,875,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	41,966,232
Foreign currency transactions	(12,340)
Net realized gain	41,953,892
Net change in unrealized appreciation/depreciation on:
Investments	(107,617,283)
Translation of assets and liabilities denominated in foreign currencies	(46,849)
Net change in unrealized appreciation/depreciation	(107,664,132)

Net Decrease in Net Assets Resulting from Operations	$(62,834,359)

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$2,875,881	$8,483,013
Net realized gain	41,953,892	178,986,366
Net change in unrealized appreciation/depreciation	(107,664,132)	(66,686,269)

Net increase (decrease) in net assets resulting from operations	(62,834,359)	120,783,110
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,186,413)	(1,181,678)
Service shares	(5,919,665)	(6,176,380)

	(7,106,078)	(7,358,058)
Distributions from net realized gain:
Non-Service shares	(19,582,501)	(18,983,832)
Service shares	(137,100,829)	(137,086,830)

	(156,683,330)	(156,070,662)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	21,318,007	6,791,213
Service shares	86,089,174	16,033,807

	107,407,181	22,825,020
Net Assets
Total decrease	(119,216,586)	(19,820,590)
Beginning of period	1,105,039,326	1,124,859,916

End of period (including accumulated net investment income of $ 2,764,432 and $ 6,499,588, respectively)	$985,822,740	$1,105,039,326

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$26.56	$27.80	$20.14	$17.17	$17.66
Income (loss) from investment operations:
Net investment income[2]	0.12	0.26	0.16	0.21	0.10
Net realized and unrealized gain (loss)	(1.28)	2.74	8.01	2.87	(0.48)
Total from investment operations	(1.16)	3.00	8.17	3.08	(0.38)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.25)	(0.22)	(0.11)	(0.11)
Distributions from net realized gain	(3.85)	(3.99)	(0.29)	0.00	0.00
Total dividends and/or distributions to shareholders	(4.08)	(4.24)	(0.51)	(0.11)	(0.11)
Net asset value, end of period	$21.32	$26.56	$27.80	$20.14	$17.17

Total Return, at Net Asset Value[3]	(5.90)%	11.93%	41.01%	17.99%	(2.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,104	$136,402	$134,692	$87,267	$79,722
Average net assets (in thousands)	$134,932	$133,864	$113,522	$83,790	$86,796
Ratios to average net assets:[4]
Net investment income	0.49%	0.99%	0.67%	1.09%	0.58%
Expenses excluding interest and fees from borrowings	0.80%	0.80%	0.81%	0.83%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	0.80%	0.80%	0.81%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.79%	0.80%	0.80%	0.80%
Portfolio turnover rate	43%	65%	60%	92%	108%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$26.26	$27.53	$19.96	$17.02	$17.50
Income (loss) from investment operations:
Net investment income[2]	0.06	0.19	0.10	0.15	0.06
Net realized and unrealized gain (loss)	(1.25)	2.71	7.93	2.85	(0.47)
Total from investment operations	(1.19)	2.90	8.03	3.00	(0.41)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.18)	(0.17)	(0.06)	(0.07)
Distributions from net realized gain	(3.85)	(3.99)	(0.29)	0.00	0.00
Total dividends and/or distributions to shareholders	(4.02)	(4.17)	(0.46)	(0.06)	(0.07)
Net asset value, end of period	$21.05	$26.26	$27.53	$19.96	$17.02

Total Return, at Net Asset Value[3]	(6.09)%	11.66%	40.62%	17.67%	(2.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$856,719	$968,637	$990,168	$849,920	$790,752
Average net assets (in thousands)	$927,514	$957,874	$935,083	$836,487	$823,201
Ratios to average net assets:[4]
Net investment income	0.24%	0.75%	0.43%	0.82%	0.34%
Expenses excluding interest and fees from borrowings	1.05%	1.05%	1.06%	1.08%	1.08%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.05%	1.05%	1.06%	1.08%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.05%	1.05%	1.05%
Portfolio turnover rate	43%	65%	60%	92%	108%
1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

14      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,801,135	$37,921,718	$—	$130,056,801

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]
$2,987,351	$495,041	$3,482,392

1. $2,987,379, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$11,136,711	$82,496,622
Long-term capital gain	152,652,697	80,932,098

Total	$163,789,408	$163,428,720

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$853,380,498

Gross unrealized appreciation	$181,507,915
Gross unrealized depreciation	(51,451,114)

Net unrealized appreciation	$130,056,801

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

16      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$98,643,142	$—	$—	$98,643,142
Consumer Staples	38,589,082	—	—	38,589,082
Energy	37,200,985	—	—	37,200,985
Financials	218,958,825	—	—	218,958,825
Health Care	126,583,659	2,962,765	—	129,546,424
Industrials	163,064,822	—	—	163,064,822
Information Technology	188,972,717	—	—	188,972,717
Materials	52,904,441	—	—	52,904,441
Utilities	41,172,854	—	—	41,172,854
Investment Company	14,384,001	—	—	14,384,001
Total Assets	$980,474,528	$2,962,765	$—	$983,437,293

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

17      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,409,497	$33,342,939	1,046,887	$27,673,554
Dividends and/or distributions reinvested	876,695	20,768,914	817,408	20,165,510
Redeemed	(1,368,306)	(32,793,846)	(1,573,636)	(41,047,851)
Net increase	917,886	$21,318,007	290,659	$6,791,213

Service Shares
Sold	3,720,118	$87,937,386	3,683,961	$93,934,405
Dividends and/or distributions reinvested	6,109,352	143,020,494	5,866,634	143,263,210
Redeemed	(6,013,134)	(144,868,706)	(8,630,744)	(221,163,808)
Net increase	3,816,336	$86,089,174	919,851	$16,033,807

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

18      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$442,687,846	$500,491,006

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2015		Fee Schedule Effective November 1, 2015
Up to $200 million	0.75%	Up to $200 million	0.75%
Next $200 million	0.72	Next $200 million	0.72
Next $200 million	0.69	Next $200 million	0.69
Next $200 million	0.66	Next $200 million	0.66
Next $200 million	0.60	Next $200 million	0.60
Over $1 billion	0.58	Next $4 billion	0.58
		Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,540 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

19      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

21      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    Capital gain distributions of $3.74944 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median for each of the one-, three-, five- and ten-year periods. The Board also noted that the Fund performed in the first quintile of its performance category for the one-, three-, five- and ten-year periods.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group medians and category medians. The Board also considered that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders. The Board considered that the Adviser proposed an additional breakpoint at 0.56% for annual net assets in excess of $5 billion, which went into effect on November 1, 2015.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

23      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Gabinet, Mss. Budzinski, Ketner, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

Money Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 12/31/15
With Compounding	0.01%
Without Compounding	0.01%

For the 12-Month Period Ended 12/31/15
With Compounding	0.01%
Without Compounding	0.01%

The performance data quoted represents past performance, which does not guarantee future results.  Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Short-Term Notes/Commercial Paper	59.2%
Certificates of Deposit	22.9
Direct Bank Obligations	11.5
Investment Companies	6.4
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

2      OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

In the closing months of 2015, short-term interest rates were beginning to wiggle free from the anchor placed on them in December of 2008. The Federal Reserve (the “Fed”) increased its target from the zero bound range to 0.25% to 0.50% for the first time in 7 years. The uptick in rates has led to increased yield, which has proved beneficial for the Fund.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%. As the markets anticipated this rate hike during the reporting period, short-term interest rates began to rise, which benefited the Fund.

FUND REVIEW

At period end, the deadline for complying with the money market fund reform (the “Reform Rules”) adopted by the Securities and Exchange Commission (SEC) in July 2014 is fast approaching. There are notable changes: variable net asset value, and the ability to impose liquidity fees and/or gates. The Reform Rules include numerous other rule amendments and we continue to work on facilitating the Fund’s compliance with respect to historical data collection, diversification, stress testing, Form PF, and Form N-MFP, to mention a few of the new requirements. In analyzing the Reform Rules, while factoring in feedback from our clients, the Fund’s name will change from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA on or around April 29, 2016. Please see the Fund’s prospectus for additional information.

Throughout the reporting period, the Fund continued to generate consistent and competitive levels of current income. The weighted average maturity (WAM) of the Fund is well below the industry average due to the above average liquidity required to manage the funds volatile cash flows.

STRATEGY & OUTLOOK

For the month of December, we saw a 19 basis points increase in the 1-month Libor and similarly a 19 basis points increase in the 3-month Libor. Because the Fund maintains a lower than average WAM, it was able to benefit more quickly from the Fed rate hike. The outlook for the Fund is to remain conservative and continue to maintain a 10 to 15 day WAM.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3      OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
	$1,000.00	$ 1,000.10	$ 0.96

Hypothetical
(5% return before expenses)
	1,000.00	1,024.25	0.97

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 is as follows:

Expense Ratios
0.19%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Certificates of Deposit—17.7%
Yankee Certificates of Deposit—17.7%
Bank of Nova Scotia, Houston TX:
0.34%[1]	1/4/16	1/4/16	$3,000,000	$ 3,000,000
0.38%	1/4/16	1/4/16	20,000,000	20,000,049
0.42%	3/21/16	3/21/16	5,500,000	5,500,000
0.55%[1]	1/4/16	3/23/16	2,000,000	2,000,000
0.648%[1]	1/4/16	3/4/16	5,000,000	5,000,678

Canadian Imperial Bank of Commerce NY, 0.36%	2/9/16	2/9/16	110,000,000	110,000,000

Citibank NA, 0.43%	1/19/16	1/19/16	75,000,000	75,000,000

Mitsubishi UFJ TR & BK NY:
0.50%[2]	4/1/16	4/1/16	7,600,000	7,600,000
0.50%[2]	3/16/16	3/16/16	5,000,000	5,000,000

Royal Bank of Canada, New York, 0.379%[1]	1/6/16	1/6/16	5,000,000	5,000,000

Skandinaviska Enskilda Banken, Grand Cayman, 0.15%	1/4/16	1/4/16	100,000,000	100,000,000

Societe Generale, New York, 0.36%	1/5/16	1/5/16	50,000,000	50,000,000

State Street Bank & Trust, 0.471%[1]	1/11/16	2/11/16	5,000,000	5,000,000

Sumitomo Mutsui Bank NY:
0.40%	3/1/16	3/1/16	20,000,000	20,000,000
0.42%	2/1/16	2/1/16	50,000,000	50,000,000

Toronto Dominion Bank, New York, 0.495%[1]	1/19/16	3/16/16	5,000,000	5,000,000
Total Certificates of Deposit (Cost $468,100,727)				468,100,727

Direct Bank Obligations—8.9%
Credit Agricole Corporate & Investment Bank, New York Branch:
0.30%	1/6/16	1/6/16	54,000,000	53,997,750
0.30%	1/7/16	1/7/16	48,000,000	47,997,600
0.34%	1/5/16	1/5/16	9,000,000	8,999,660
0.34%	1/4/16	1/4/16	17,800,000	17,799,496

Danske Corp., 0.42%[3]	1/7/16	1/7/16	49,000,000	48,996,570

ING (US) Funding LLC, 0.37%	1/4/16	1/4/16	20,000,000	19,999,383

Societe Generale, 0.50%[3]	2/1/16	2/1/16	35,000,000	34,984,930
Total Direct Bank Obligations (Cost $232,775,389)				232,775,389

Short-Term Notes/Commercial Paper—45.5%
Leasing & Factoring—1.0%
Toyota Motor Credit Corp.:
0.50%	2/22/16	2/22/16	20,000,000	19,985,556
0.592%[1]	1/25/16	2/22/16	5,000,000	5,000,000

				24,985,556

Machinery—1.9%
Caterpillar Financial Services Corp., 0.45%	1/6/16	1/6/16	51,000,000	50,996,813

Municipal—5.2%
Albany Industrial Development Agency Bonds, Albany Medical Center Hospital, Series 2007B, 0.40%[1]	1/7/16	1/7/16	1,710,000	1,710,000

Baltimore, MD General Obligation Bonds, Series 2003D, 0.35%[1]	1/7/16	1/7/16	1,850,000	1,850,000

Broward Cnty., FL Housing Finance Authority Multi-Family Housing Revenue Bonds, Sailboat Bend Artist Lofts Project, Series 06, 0.11%[1]	1/7/16	1/7/16	1,400,000	1,400,000

Fort Collins, CO Economic Development Revenue Bonds, Oakridge Project, Series A, 0.17%[1]	1/7/16	1/7/16	2,565,000	2,565,000

Grand River Dam Authority Revenue Bonds, Series 2014C, 0.39%[1]	1/7/16	1/7/16	5,750,000	5,750,000

IN Development Finance Authority, TTP, Inc. Project, Series 2001, 0.15%[1]	1/7/16	1/7/16	1,680,000	1,680,000

Knox, IN Economic Development Revenue Bonds, Toll IN LLC Project, Series 2014, 0.42%[1]	1/7/16	1/7/16	11,300,000	11,300,000

Macon-Bibb Cnty. Industrial Development Authority Revenue Bonds, Bass Pro Outdoor World, Series 2015, 0.42%[1,2]	1/7/16	1/7/16	8,500,000	8,500,000

MI Finance Authority School Loan Revolving Fund Revenue Bonds, Series 2010B, 0.35%[1]	1/7/16	1/7/16	7,000,000	7,000,000

NJ Health Care Facilities Financing Authority, Saint Barnabas Corp., Series 2011C, 0.30%[1]	1/7/16	1/7/16	3,270,000	3,270,000

NYS Housing Finance Agency 8 East 102nd State Housing Revenue Bonds, Series 2010B, 0.36%[1]	1/7/16	1/7/16	8,010,000	8,010,000

NYS Housing Finance Agency Clinton Park Phase ll Housing Revenue Bonds, MH Rental LLC, Series 2011B, 0.42%[1]	1/7/16	1/7/16	11,000,000	11,000,000

Portland Clinic LLP (The) Bonds, Series 2008[1]	1/7/16	1/7/16	10,215,000	10,215,000

Seminole Cnty., FL Industrial Development Authority Revenue Bonds, 3100 Camp Road LLC Project, Series 2008, 0.11%[1]	1/7/16	1/7/16	2,210,000	2,210,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.42%[1]	1/7/16	1/7/16	900,000	900,000

5      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Municipal (Continued)

University Hospitals Health System, Inc. Hospital Revenue Bonds, Series 2013C, 0.42%[1]	1/7/16	1/7/16	$36,250,000	$ 36,250,000

Valdosta-Lowndes Cnty., GA Industrial Authority Revenue Bonds, Steeda Autosports, Inc. Project, Series 08, 0.15%[1]	1/7/16	1/7/16	1,000,000	1,000,000

West Memphis, AR Industrial Development Revenue Bonds, S-B Power Tool, Series 2000A, 0.38%[1]	1/7/16	1/7/16	7,200,000	7,200,000

Yavapai Cnty., AR Industrial Development Authority Revenue Bonds, Drake Cemet LLC Project, Series 2015, 0.25%[1]	1/7/16	1/7/16	16,625,000	16,625,000

				138,435,000

Oil, Gas & Consumable Fuels—4.8%
ExxonMobil Corp.:
0.133%	1/4/16	1/4/16	35,600,000	35,599,607
0.26%	1/28/16	1/28/16	30,000,000	29,994,150
0.27%	1/5/16	1/5/16	40,000,000	39,998,800
0.30%	1/6/16	1/6/16	23,400,000	23,399,025

				128,991,582

Personal Products—0.7%
Reckitt Benckiser Treasury Services plc:
0.30%[3]	1/12/16	1/12/16	9,850,000	9,849,097
0.431%[3]	2/2/16	2/2/16	8,000,000	7,996,942

				17,846,039

Pharmaceuticals—4.6%
Johnson & Johnson, 0.10%[3]	1/8/16	1/8/16	63,000,000	62,998,775

Novartis Finance Corp., 0.277%[3]	1/4/16	1/4/16	59,200,000	59,198,633

				122,197,408

Real Estate Management and Development—0.1%
Tennis for Charity, Inc. Bonds, Series 2004, 0.38%[1]	1/7/16	1/7/16	3,010,000	3,010,000

Receivables Finance—11.8%
Chariot Funding LLC:
0.10%[3]	1/4/16	1/4/16	27,332,000	27,331,772
0.142%[3]	1/5/16	1/5/16	17,600,000	17,599,722

Gotham Funding Corp.:
0.47%[3]	1/12/16	1/12/16	5,000,000	4,999,282
0.50%[3]	1/26/16	1/26/16	50,000,000	49,982,639

Manhattan Asset Funding Co.:
0.42%[3]	1/5/16	1/5/16	1,000,000	999,953
0.42%[3]	1/7/16	1/7/16	20,000,000	19,998,600
0.48%[3]	2/10/16	2/10/16	1,200,000	1,199,360
0.50%[3]	1/21/16	1/21/16	5,400,000	5,398,500
0.53%[3]	2/8/16	2/8/16	25,000,000	24,986,014

Nieuw Amsterdam Receivables Corp., 0.55%	2/16/16	2/16/16	11,000,000	10,992,270

Old Line Funding Corp.:
0.15%[3]	1/4/16	1/4/16	14,201,000	14,200,823
0.28%[3]	1/29/16	1/29/16	10,000,000	9,997,822

Sheffield Receivables Corp.:
0.30%[3]	1/7/16	1/7/16	26,000,000	25,998,700
0.55%[3]	1/15/16	1/15/16	30,000,000	29,993,583

Starbird Funding Corp., 0.36%[3]	2/17/16	2/17/16	15,000,000	14,992,950

Thunder Bay Funding LLC, 0.461%[3]	1/13/16	1/13/16	7,611,000	7,609,833

Victory Receivables Corp.:
0.37%[3]	1/8/16	1/8/16	20,000,000	19,998,561
0.50%[3]	1/19/16	1/19/16	28,010,000	28,002,997

				314,283,381

Special Purpose Financial—14.7%
Anglesea Funding LLC:
0.36%[2]	1/4/16	1/4/16	40,000,000	39,998,800
0.36%[2]	1/5/16	1/5/16	45,000,000	44,998,200
0.36%[2]	1/6/16	1/6/16	7,000,000	6,999,650
0.44%[2]	1/15/16	1/15/16	4,000,000	3,999,316
0.46%[2]	1/20/16	1/20/16	28,000,000	27,993,202

Bennington Stark Capital Co., 0.45%[3]	1/6/16	1/6/16	22,000,000	21,998,625

Concord Minutemen Cap. Co. LLC:
0.317%	1/14/16	1/14/16	30,700,000	30,696,491
0.42%	1/12/16	1/12/16	48,000,000	47,993,840

Crown Point Capital Co., 0.36%	1/4/16	1/4/16	44,000,000	43,998,680

6    OPPENHEIMER MONEY FUND/VA

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Special Purpose Financial (Continued)

Lexington Parker Capital Co. LLC:
0.29%[3]	1/12/16	1/12/16	$7,500,000	$7,499,335
0.31%[3]	1/15/16	1/15/16	35,000,000	34,995,781
0.42%[3]	1/13/16	1/13/16	43,000,000	42,993,980

Ridgefield Funding Co. LLC, 0.45%	2/16/16	2/16/16	35,000,000	34,979,875

				389,145,775

U.S. Government Agencies-FFC—0.7%
General Secretariat of the Organization of American States (The), Series A1	1/7/16	1/7/16	19,540,000	19,540,000
Total Short-Term Notes/Commercial Paper (Cost $1,209,431,554)				1,209,431,554

Investment Company—5.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[4,5] (Cost $131,359,385)			131,359,385	131,359,385

Total Investments, at Value (Cost $2,041,667,055)			77.1%	2,041,667,055

Net Other Assets (Liabilities)			22.9	606,968,994

Net Assets			100.0%	$2,648,636,049

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $145,089,168 or 5.48% of the Fund’s net assets at period end.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $634,803,779 or 23.97% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	23,255,744	191,335,641	83,232,000	131,359,385

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$131,359,385	$101,834

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,910,307,670)	$1,910,307,670
Affiliated companies (cost $131,359,385)	131,359,385

2,041,667,055

Cash	591,669,600

Receivables and other assets:
Shares of beneficial interest sold	15,190,695
Interest	167,881
Other	38,653

Total assets	2,648,733,884

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	37,405
Legal, auditing and other professional fees	22,050
Trustees’ compensation	21,706
Dividends	8,097
Shareholder communications	7,371
Other	1,206

Total liabilities	97,835

Net Assets	$2,648,636,049

Composition of Net Assets
Par value of shares of beneficial interest	$2,648,604

Additional paid-in capital	2,645,961,790

Accumulated net investment income	25,655

Net Assets - applicable to 2,648,603,696 shares of beneficial interest outstanding	$2,648,636,049

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest	$2,210,561

Dividends from affiliated companies	101,834

Total investment income	2,312,395

Expenses
Management fees	4,723,202

Transfer and shareholder servicing agent fees	1,136,635

Shareholder communications	30,520

Trustees’ compensation	48,886

Custodian fees and expenses	4,935

Other	84,441

Total expenses	6,028,619
Less reduction to custodian expenses	(1,840)
Less waivers and reimbursements of expenses	(3,828,838)

Net expenses	2,197,941

Net Investment Income	114,454

Realized Gain	22,016

Net Increase in Net Assets Resulting from Operations	$136,470

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

Operations
Net investment income	$114,454	$32,855

Net realized gain	22,016	11,471

Net increase in net assets resulting from operations	136,470	44,326

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(119,146)	(34,163)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	2,133,322,061	338,260,098

Net Assets
Total increase	2,133,339,385	338,270,261

Beginning of period	515,296,664	177,026,403

End of period (including accumulated net investment income of $ 25,655 and $ 8,607, respectively)	$2,648,636,049	$515,296,664

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December	December	December	December	December
	31, 2015	31, 2014	31, 2013	31, 2012	30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations - net investment income and net realized gain[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,648,636	$515,297	$177,026	$174,428	$163,973

Average net assets (in thousands)	$1,144,581	$329,045	$178,263	$164,276	$156,127

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[6]	0.53%	0.57%	0.61%	0.62%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.15%	0.22%	0.30%	0.29%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward

$58,090	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

12      OPPENHEIMER MONEY FUND/VA

2. Significant Accounting Policies (Continued)

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments

$276	$21,740	$22,016

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$119,146	$34,163

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Money Market Fund Reform. In analyzing the Reform Rules, adopted by the Securities and Exchange Commission (SEC) in July 2014, the Fund’s name will change from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA on or around April 29, 2016. Additionally the Board of Trustees approved the adoption of a new non-fundamental investment policy requiring each Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

13      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Assets Table
Certificates of Deposit	$—	$468,100,727	$—	$468,100,727
Direct Bank Obligations	—	232,775,389	—	232,775,389
Short-Term Notes/Commercial Paper	—	1,209,431,554	—	1,209,431,554
Investment Company	131,359,385	—	—	131,359,385

Total Assets	$131,359,385	$1,910,307,670	$—	$2,041,667,055

4. Investments and Risk

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares comprising 96.13% of the Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

14      OPPENHEIMER MONEY FUND/VA

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Sold	3,416,245,044	$3,416,245,044	1,568,851,985	$1,568,851,985
Dividends and/or distributions reinvested	112,387	112,387	34,163	34,163
Redeemed	(1,283,035,370)	(1,283,035,370)	(1,230,626,050)	(1,230,626,050)

Net increase	2,133,322,061	$2,133,322,061	338,260,098	$338,260,098

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,467,322.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $305,715 for the reporting period.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2016	$486,156
December 31, 2017	1,378,598
December 31, 2018	3,773,037

15      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $55,801 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

16      OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

17      OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

18      OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market tax-free funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five-, and ten-year periods. The Board also considered that the Fund performed in the first quintile of its performance category for the one- and ten-year periods and performed in the second quintile for the three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market tax-free funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were equal to its peer group median and lower than its category median. The Board also considered that the Fund’s contractual management fee was equal to its peer group median and lower than its category median. Within the total asset range of $250 million to $500 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Adviser voluntarily agreed to waive fees to the extent necessary to help to attempt to maintain a positive yield, although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver may be amended or withdrawn at any time without prior notice to shareholders.

19      OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY

AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

20      OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21      OPPENHEIMER MONEY FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Money Fund/VA	7/17/15	95.9%	0.0%	4.1%

Oppenheimer Money Fund/VA	8/21/15	95.9%	0.0%	4.1%

Oppenheimer Money Fund/VA	9/18/15	95.9%	0.0%	4.1%

Oppenheimer Money Fund/VA	10/16/15	95.9%	0.3%	3.8%

Oppenheimer Money Fund/VA	11/20/15	95.9%	4.1%	0.0%

Oppenheimer Money Fund/VA	12/18/15	97.1%	1.8%	1.1%

22      OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub- Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006- December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999- October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

23      OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President

24      OPPENHEIMER MONEY FUND/VA

Arthur S. Gabinet, Continued	(January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub- Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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27      OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2015

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Hemant Baijal, Michael Mata and Krishna Memani

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	-2.26%	2.82%	4.74%
Service Shares	3/19/01	-2.49	2.55	4.47
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51
Citigroup World Government Bond Index		-3.57	-0.08	3.44
Citigroup Non U.S. World Government Bond Index		-5.54	-1.30	3.05
J.P. Morgan Domestic High Yield Index		-4.99	5.33	7.06
Reference Index		-3.46	2.10	4.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	52.9%

Mortgage-Backed Obligations
Government Agency	4.9
Non-Agency	8.9

Investment Companies
Oppenheimer Institutional Money Market Fund	5.1
Oppenheimer Master Event-Linked Bond Fund, LLC	2.6
Oppenheimer Master Loan Fund, LLC	5.1

Foreign Government Obligations	9.5

Asset-Backed Securities	5.8

U.S. Government Obligations	1.8

Short-Term Notes	1.6

Corporate Loans	0.9

Structured Securities	0.6

Over-the-Counter Options Purchased	0.1

Over-the-Counter Interest Rate Swaptions Purchased	0.1

Common Stocks	0.1

Rights, Warrants and Certificates	—

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	15.1%
AA	2.6
A	7.2
BBB	23.4
BB	21.6
B	16.3
CCC	3.4
CC	0.0
C	0.0
D	1.4
Unrated	9.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2015, and are subject to change. Except for securities labeled and “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

In what was a volatile year for global fixed-income and equity markets, the Fund’s Non-Service shares returned -2.26%. In comparison, the Fund outperformed the -3.46% return of its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month. The environment led to a turbulent environment for various asset classes.

FUND REVIEW

The Fund’s strongest performer relative to the Index was an underweight position in foreign currencies and a long position in the U.S. dollar. This benefited results due to the strong rally in the U.S. dollar during the year. An underweight position in developed markets also contributed positively to the Fund’s relative performance.

The primary detractor from performance this reporting period was the Fund’s allocation to emerging markets local debt. In this area, the significant increase in Brazilian and Asian yields drove the Fund’s underperformance. Also detracting from performance was our high yield and investment grade exposure. In high yield, the sharp drop in oil hurt our positions in the energy sector. We decreased our allocation to energy during the reporting period. Among investment grade debt, the primary detractor from performance this reporting period was a minimal exposure to U.S. Treasuries. However, investments in investment-grade corporate bonds and mortgages benefited results.

STRATEGY & OUTLOOK

We continue to believe that fixed income markets will remain volatile given both economic and policy uncertainty. We also believe that the U.S. economy should continue to perform well compared to most other regions.

Given our concern with global events and our belief that the U.S. dollar will generally continue to appreciate against most foreign currencies, the Fund has almost no foreign currency exposure. Compared to the Index, at the end of the reporting period, the Fund was underweight every foreign currency except the Japanese yen and Indian rupee, where the Fund maintained modest long positions based on the belief that Japan will benefit from flight to quality flows and the Indian economy will perform well relative to its peers.

While we believe defaults will rise in 2016 in some credit markets, market pricing appears to be discounting significant risk and our belief that certain sectors have the ability to absorb significant spread widening make the risk/reward trade-off appealing. Although cautious, the Fund maintains positions in corporate credit, but relative to the Index, remains underweight the energy and the metals and mining sectors against an overweight in industrials. Relative to the Index, the Fund is modestly overweight U.S. high yield, but significantly underweight U.S. investment-grade corporates. The Fund maintains its allocations to mortgages and levered loans. Outside the U.S., the Fund had a modest allocation to certain emerging market and developed market issuers at period end.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the J.P. Morgan Domestic High Yield Index and the Fund’s Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by U.S. companies. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$964.40	$3.67
Service shares	1,000.00	963.40	4.91

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.48	3.78
Service shares	1,000.00	1,020.21	5.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.74%
Service shares	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2015

		Principal Amount	Value
Asset-Backed Securities—5.9%
American Credit Acceptance Receivables Trust:
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]		$3,042,940	$ 3,043,933
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		655,000	650,983
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		205,000	202,857
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		665,000	655,080
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		625,000	614,775
Series 2015-3, Cl. B, 3.56%, 10/12/21[2]		525,000	521,522

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		470,000	476,837
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	364,991
Series 2012-4, Cl. D, 2.68%, 10/9/18		315,000	317,471
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	564,423
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	445,497
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		250,000	250,028
Series 2013-4, Cl. D, 3.31%, 10/8/19		1,955,000	1,987,802
Series 2013-5, Cl. D, 2.86%, 12/9/19		860,000	865,648
Series 2014-1, Cl. C, 2.15%, 3/9/20		655,000	652,842
Series 2014-1, Cl. D, 2.54%, 6/8/20		460,000	459,539
Series 2014-1, Cl. E, 3.58%, 8/9/21		550,000	547,650
Series 2014-2, Cl. C, 2.18%, 6/8/20		990,000	987,874
Series 2014-2, Cl. D, 2.57%, 7/8/20		715,000	708,256
Series 2014-2, Cl. E, 3.37%, 11/8/21		390,000	384,365
Series 2014-3, Cl. D, 3.13%, 10/8/20		625,000	624,986
Series 2014-4, Cl. D, 3.07%, 11/9/20		305,000	303,829
Series 2015-2, Cl. C, 2.40%, 1/8/21		235,000	232,155
Series 2015-2, Cl. D, 3.00%, 6/8/21		290,000	286,443
Series 2015-3, Cl. D, 3.34%, 8/8/21		305,000	302,121
Series 2015-4, Cl. D, 3.72%, 12/8/21		350,000	349,406

Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[3]	EUR	975,351	1,013,142

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	368,879
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	128,557
Series 2014-4, Cl. C, 3.56%, 9/15/21		145,000	143,386

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	274,284
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	172,729
Series 2014-1, Cl. D, 3.39%, 7/22/19		685,000	696,014
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	254,116
Series 2015-2, Cl. C, 2.67%, 8/20/20		270,000	267,433
Series 2015-4, Cl. D, 3.62%, 5/20/21		470,000	464,086

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]		155,000	155,814
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		2,940,882	2,923,489

CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18		1,615,000	1,625,134
Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	448,021
Series 2015-2, Cl. D, 3.04%, 11/15/21		175,000	173,683
Series 2015-3, Cl. D, 3.27%, 3/15/22		305,000	304,303

Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]		1,185,000	1,177,370
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]		1,065,000	1,055,483
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]		1,305,000	1,291,225
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]		1,430,000	1,422,284

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		309,093	300,023

CPS Auto Receivables Trust, Series 2014- C, Cl. A, 1.31%, 2/15/19[1]		256,273	254,423

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		49,388	49,192

Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		765,000	762,459
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]		555,000	552,791

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		285,880	279,216

Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]		955,000	961,905
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		1,710,000	1,712,956
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]		2,370,000	2,354,973
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]		1,240,000	1,235,907
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]		415,000	413,344

		Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		$211,404	$211,480
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		1,505,000	1,511,179
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,935,000	2,953,957
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	579,834
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		290,000	290,334
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]		305,000	303,881

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		309,234	304,525

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		500,000	504,737
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	370,018
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		860,000	860,869
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		41,088	40,978
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	177,369

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	285,363
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	265,597
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	195,280
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		210,000	210,210

Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		253,872	252,302
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]		3,638,052	3,621,346

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20		415,000	410,754

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]		191,161	190,892

ICE EM CLO:
Series 2007-1A, Cl. B, 2.219%, 8/15/22[1,3]		7,870,000	7,530,803
Series 2007-1A, Cl. C, 3.519%, 8/15/22[1,3]		5,270,000	5,001,230
Series 2007-1A, Cl. D, 5.519%, 8/15/22[1,3]		4,757,343	4,459,533

Lusitano Mortgages plc, Series 3, Cl. A, 0.211%, 10/16/47[3]	EUR	486,930	464,898

Magellan Mortgages No. 3 plc, Series 3, Cl. A, 0.179%, 5/15/58[3]	EUR	445,531	415,913

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.722%, 10/25/19[1,3]		180,000	178,974

Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,430,000	2,443,734
Series 2013-1, Cl. D, 2.27%, 1/15/19		2,800,000	2,801,362
Series 2013-3, Cl. D, 2.42%, 4/15/19		230,000	229,540
Series 2013-4, Cl. D, 3.92%, 1/15/20		740,000	757,274
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		520,000	533,727
Series 2013-5, Cl. D, 2.73%, 10/15/19		955,000	958,452
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]		705,000	717,584
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		405,000	414,348
Series 2014-1, Cl. D, 2.91%, 4/15/20		800,000	804,087
Series 2014-2, Cl. C, 2.33%, 11/15/19		3,475,000	3,481,509
Series 2014-2, Cl. D, 2.76%, 2/18/20		625,000	622,562
Series 2014-3, Cl. B, 1.45%, 5/15/19		3,615,000	3,609,438
Series 2014-3, Cl. D, 2.65%, 8/17/20		635,000	632,314
Series 2014-4, Cl. B, 1.82%, 5/15/19		1,675,000	1,676,916
Series 2014-4, Cl. C, 2.60%, 11/16/20		1,265,000	1,267,768
Series 2014-4, Cl. D, 3.10%, 11/16/20		965,000	965,559
Series 2014-5, Cl. D, 3.21%, 1/15/21		605,000	606,700
Series 2015-1, Cl. C, 2.57%, 4/15/21		870,000	865,483
Series 2015-1, Cl. D, 3.24%, 4/15/21		445,000	444,558
Series 2015-2, Cl. D, 3.02%, 4/15/21		470,000	462,897
Series 2015-3, Cl. D, 3.49%, 5/17/21		580,000	575,468
Series 2015-4, Cl. D, 3.53%, 8/16/21		450,000	446,435
Series 2015-5, Cl. C, 2.74%, 12/15/21		365,000	362,291

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		196,609	197,436
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]		905,000	906,202

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		285,000	281,551

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Asset-Backed Securities (Continued)
TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.036%, 2/26/49[3]	EUR	2,375,614	$ 2,424,287

TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.057%, 10/26/42[3]	EUR	340,028	353,199

TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.201%, 11/25/51[3]	EUR	558,953	562,335

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		132,268	132,455

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		385,000	382,260

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	242,313
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		245,000	241,084
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]		2,720,000	2,696,087
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		365,000	360,522

Total Asset-Backed Securities (Cost $107,047,754)			106,089,927
Mortgage-Backed Obligations—13.9%
Government Agency—5.0%

FHLMC/FNMA/FHLB/Sponsored—2.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		400,644	443,351
5.50%, 9/1/39		501,630	555,300
6.00%, 5/1/18-11/1/21		105,104	116,610
6.50%, 3/1/18-8/1/32		447,520	511,701
7.00%, 10/1/31-10/1/37		98,227	110,256
7.50%, 1/1/32		330,906	399,220

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 5.38%, 2/1/28[4]		8,280	1,787
Series 205,Cl. IO, 11.509%, 9/1/29[4]		49,532	11,897
Series 243,Cl. 6, 0.619%, 12/15/32[4]		107,022	21,007

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		346,831	382,361
Series 151,Cl. F, 9.00%, 5/15/21		5,801	6,403
Series 1674,Cl. Z, 6.75%, 2/15/24		193,124	212,132
Series 1897,Cl. K, 7.00%, 9/15/26		623,217	694,794
Series 2043,Cl. ZP, 6.50%, 4/15/28		239,257	264,427
Series 2106,Cl. FG, 0.781%, 12/15/28[3]		421,261	426,070
Series 2122,Cl. F, 0.781%, 2/15/29[3]		10,973	11,097
Series 2148,Cl. ZA, 6.00%, 4/15/29		260,793	297,105
Series 2195,Cl. LH, 6.50%, 10/15/29		165,615	188,808
Series 2326,Cl. ZP, 6.50%, 6/15/31		23,392	25,956
Series 2344,Cl. FP, 1.281%, 8/15/31[3]		108,287	111,523
Series 2368,Cl. PR, 6.50%, 10/15/31		80,823	89,617
Series 2412,Cl. GF, 1.281%, 2/15/32[3]		163,435	168,428
Series 2449,Cl. FL, 0.881%, 1/15/32[3]		125,852	127,836
Series 2451,Cl. FD, 1.331%, 3/15/32[3]		62,653	64,678
Series 2453,Cl. BD, 6.00%, 5/15/17		8,815	9,057
Series 2461,Cl. PZ, 6.50%, 6/15/32		302,682	344,432
Series 2464,Cl. FI, 1.331%, 2/15/32[3]		55,401	56,866
Series 2470,Cl. AF, 1.331%, 3/15/32[3]		107,497	110,972
Series 2470,Cl. LF, 1.331%, 2/15/32[3]		56,695	58,194
Series 2477,Cl. FZ, 0.881%, 6/15/31[3]		232,086	235,537
Series 2517,Cl. GF, 1.331%, 2/15/32[3]		49,293	50,597
Series 2635,Cl. AG, 3.50%, 5/15/32		74,741	77,525
Series 2668,Cl. AZ, 4.00%, 9/15/18		27,288	27,974
Series 2676,Cl. KY, 5.00%, 9/15/23		926,119	992,019
Series 2707,Cl. QE, 4.50%, 11/15/18		105,955	109,712
Series 2770,Cl. TW, 4.50%, 3/15/19		14,877	15,455
Series 3025,Cl. SJ, 23.538%, 8/15/35[3]		143,824	225,921
Series 3741,Cl. PA, 2.15%, 2/15/35		597,089	603,018
Series 3815,Cl. BD, 3.00%, 10/15/20		16,281	16,575
Series 3840,Cl. CA, 2.00%, 9/15/18		12,208	12,311
Series 3848,Cl. WL, 4.00%, 4/15/40		275,958	289,129
Series 3857,Cl. GL, 3.00%, 5/15/40		11,445	11,791

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3917,Cl. BA, 4.00%, 6/15/38	$158,667	$164,546
Series 4221,Cl. HJ, 1.50%, 7/15/23	336,078	334,239

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 50.228%, 7/17/28[4]	13,185	2,500
Series 2079,Cl. S, 0.00%, 7/17/28[4,5]	23,339	4,653
Series 2136,Cl. SG, 61.90%, 3/15/29[4]	598,428	131,928
Series 2399,Cl. SG, 52.145%, 12/15/26[4]	341,182	73,307
Series 2437,Cl. SB, 65.294%, 4/15/32[4]	1,118,709	272,459
Series 2526,Cl. SE, 24.025%, 6/15/29[4]	22,235	5,029
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	226,999	54,427
Series 2795,Cl. SH, 6.355%, 3/15/24[4]	476,368	61,316
Series 2920,Cl. S, 45.119%, 1/15/35[4]	236,643	43,406
Series 2922,Cl. SE, 4.431%, 2/15/35[4]	40,069	7,157
Series 2981,Cl. AS, 0.00%, 5/15/35[4,5]	392,844	77,091
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	443,574	91,334
Series 3201,Cl. SG, 2.148%, 8/15/36[4]	207,844	39,108
Series 3397,Cl. GS, 12.378%, 12/15/37[4]	165,373	30,830
Series 3424,Cl. EI, 8.188%, 4/15/38[4]	68,615	8,105
Series 3450,Cl. BI, 6.50%, 5/15/38[4]	269,540	42,576
Series 3606,Cl. SN, 0.00%, 12/15/39[4,5]	83,066	14,548
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	282,416	14,890
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	180,667	7,699

Federal National Mortgage Assn.:
3.00%, 1/1/31[6]	9,260,000	9,538,191
3.50%, 1/15/46[6]	345,000	355,859
4.00%, 1/1/46[6]	11,300,000	11,955,272
6.00%, 1/1/46[6]	2,140,000	2,418,050

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	499,590	523,490
5.00%, 2/1/18-7/1/33	1,157,753	1,231,012
5.50%, 4/1/21-5/1/36	275,024	305,836
6.00%, 10/1/16-1/1/19	35,794	36,437
6.50%, 4/1/17-1/1/34	736,230	840,433
7.00%, 11/1/17-6/1/34	879,463	1,030,787
7.50%, 2/1/27-3/1/33	1,117,257	1,346,037
8.50%, 7/1/32	1,569	1,695

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 35.779%, 3/25/23[4]	133,432	15,796
Series 221,Cl. 2, 39.237%, 5/25/23[4]	16,202	3,239
Series 254,Cl. 2, 29.422%, 1/25/24[4]	272,934	32,135
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	51,614	11,166
Series 313,Cl. 2, 3.261%, 6/25/31[4]	510,990	110,513
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	237,652	50,898
Series 321,Cl. 2, 1.993%, 4/25/32[4]	69,697	14,857
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	73,311	17,083
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	144,164	27,651
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	273,866	55,710
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	1,134,232	222,232
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	220,992	53,084
Series 339,Cl. 15, 4.611%, 10/25/33[4]	680,495	153,721
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	197,488	40,743
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	128,563	24,324
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	223,759	42,893
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	162,935	32,740
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	79,959	16,348
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	105,194	22,481

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	143,860	163,260
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	134,115	152,349
Series 2002-12,Cl. PG, 6.00%, 3/25/17	22,026	22,509
Series 2002-29,Cl. F, 1.422%, 4/25/32[3]	60,146	61,823
Series 2002-64,Cl. FJ, 1.422%, 4/25/32[3]	18,521	19,037
Series 2002-68,Cl. FH, 0.86%, 10/18/32[3]	42,368	42,970
Series 2002-84,Cl. FB, 1.422%, 12/25/32[3]	269,007	276,280
Series 2002-9,Cl. PC, 6.00%, 3/25/17	20,785	21,270
Series 2002-9,Cl. PR, 6.00%, 3/25/17	25,450	26,022
Series 2002-90,Cl. FH, 0.922%, 9/25/32[3]	150,509	152,502

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-100,Cl. PA, 5.00%, 10/25/18	$175,311	$ 181,990
Series 2003-11,Cl. FA, 1.422%, 9/25/32[3]	269,013	276,287
Series 2003-112,Cl. AN, 4.00%, 11/25/18	59,530	61,022
Series 2003-116,Cl. FA, 0.822%, 11/25/33[3]	27,303	27,484
Series 2003-84,Cl. GE, 4.50%, 9/25/18	24,711	25,557
Series 2004-101,Cl. BG, 5.00%, 1/25/20	93,925	95,316
Series 2004-25,Cl. PC, 5.50%, 1/25/34	57,132	59,660
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,197,562	1,293,763
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	648,500
Series 2005-71,Cl. DB, 4.50%, 8/25/25	172,933	183,108
Series 2006-11,Cl. PS, 23.021%, 3/25/36[3]	123,978	192,060
Series 2006-46,Cl. SW, 22.653%, 6/25/36[3]	201,258	267,164
Series 2008-75,Cl. DB, 4.50%, 9/25/23	84,226	86,868
Series 2009-113,Cl. DB, 3.00%, 12/25/20	249,990	254,688
Series 2009-36,Cl. FA, 1.362%, 6/25/37[3]	62,192	63,859
Series 2009-70,Cl. TL, 4.00%, 8/25/19	300,532	307,200
Series 2010-43,Cl. KG, 3.00%, 1/25/21	125,001	127,735
Series 2011-122,Cl. EC, 1.50%, 1/25/20	154,619	155,005
Series 2011-15,Cl. DA, 4.00%, 3/25/41	132,751	137,773
Series 2011-3,Cl. EL, 3.00%, 5/25/20	413,687	421,467
Series 2011-3,Cl. KA, 5.00%, 4/25/40	266,544	289,276
Series 2011-38,Cl. AH, 2.75%, 5/25/20	13,170	13,378
Series 2011-6,Cl. BA, 2.75%, 6/25/20	172,900	175,327
Series 2011-69,Cl. EA, 3.00%, 11/25/29	119,464	120,835
Series 2011-82,Cl. AD, 4.00%, 8/25/26	247,800	254,819
Series 2012-20,Cl. FD, 0.822%, 3/25/42[3]	393,350	395,372

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 20.774%, 11/18/31[4]	69,080	14,565
Series 2001-63,Cl. SD, 24.505%, 12/18/31[4]	18,669	3,871
Series 2001-68,Cl. SC, 16.283%, 11/25/31[4]	12,001	2,680
Series 2001-81,Cl. S, 16.581%, 1/25/32[4]	15,180	4,243
Series 2002-28,Cl. SA, 26.445%, 4/25/32[4]	10,597	2,440
Series 2002-38,Cl. SO, 40.311%, 4/25/32[4]	66,053	12,858
Series 2002-48,Cl. S, 22.354%, 7/25/32[4]	16,635	3,891
Series 2002-52,Cl. SL, 25.087%, 9/25/32[4]	10,649	2,472
Series 2002-56,Cl. SN, 23.841%, 7/25/32[4]	22,858	5,260
Series 2002-77,Cl. IS, 36.675%, 12/18/32[4]	112,534	25,232
Series 2002-77,Cl. SH, 26.412%, 12/18/32[4]	22,782	4,822
Series 2002-9,Cl. MS, 18.997%, 3/25/32[4]	19,863	4,530
Series 2003-13,Cl. IO, 7.809%, 3/25/33[4]	209,389	34,560
Series 2003-26,Cl. DI, 9.408%, 4/25/33[4]	169,512	41,208
Series 2003-33,Cl. SP, 22.94%, 5/25/33[4]	121,255	27,328
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	61,029	2,442
Series 2003-4,Cl. S, 24.642%, 2/25/33[4]	34,643	8,895
Series 2004-56,Cl. SE, 8.903%, 10/25/33[4]	570,058	122,446
Series 2005-12,Cl. SC, 7.109%, 3/25/35[4]	18,935	3,671
Series 2005-14,Cl. SE, 28.533%, 3/25/35[4]	691,503	107,840
Series 2005-40,Cl. SA, 42.427%, 5/25/35[4]	587,848	104,637
Series 2005-40,Cl. SB, 55.595%, 5/25/35[4]	917,352	158,224
Series 2005-52,Cl. JH, 0.18%, 5/25/35[4]	352,196	63,048
Series 2005-63,Cl. SA, 39.072%, 10/25/31[4]	32,910	6,956
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	615,603	110,904
Series 2007-88,Cl. XI, 26.508%, 6/25/37[4]	738,792	124,773
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	59,406	7,820
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	60,926	2,710
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	390,849	21,546
Series 2011-96,Cl. SA, 4.685%, 10/25/41[4]	187,168	32,528
Series 2012-134,Cl. SA, 10.761%, 12/25/42[4]	714,104	172,698
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	1,316,761	179,077

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—

		48,975,020

GNMA/Guaranteed—2.3%

Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	74,558	81,681
7.50%, 2/15/27	4,775	4,922
8.00%, 5/15/26	9,896	10,029

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn. II Pool:
1.625%, 11/20/25[3]	$3,099	$3,213
3.50%, 1/15/46[6]	29,710,000	30,963,546
4.00%, 1/20/46[6]	7,100,000	7,538,543

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 17.788%, 4/16/37[4]	302,795	60,331
Series 2011-52,Cl. HS, 7.862%, 4/16/41[4]	513,555	95,263

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	493,449	577,350
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,062,998	1,225,940

		40,560,818

Non-Agency—8.9%

Commercial—7.9%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.692%, 7/20/36[3]	1,091,445	1,026,280
Series 2014-R7,Cl. 3A1, 2.763%, 3/26/36[2,3]	140,094	142,168

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.43%, 9/26/35[1,3]	177,124	179,082
Series 2012-RR2,Cl. 6A3, 2.848%, 9/26/35[1,3]	287,702	288,008
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	265,900	265,183
Series 2013-RR2,Cl. 5A2, 2.667%, 3/26/36[1,3]	7,322,828	6,273,185

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	157,965	158,674

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.544%, 1/25/36[3]	21,302	19,949

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,101,062	1,089,708

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,3]	245,000	222,749

Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1,Cl. 1A1, 2.57%, 10/25/35[3]	11,736	11,650
Series 2009-8,Cl. 7A2, 2.763%, 3/25/36[1,3]	10,431,939	9,369,346
Series 2012-8,Cl. 1A1, 2.842%, 10/25/35[1,3]	524,925	527,414
Series 2014-8,Cl. 1A2, 0.692%, 7/20/36[1,3]	3,400,000	2,647,762

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.574%, 10/15/45[1,3]	70,000	65,734
Series 2012-CR5,Cl. E, 4.337%, 12/10/45[1,3]	605,000	561,670
Series 2013-CR7,Cl. D, 4.352%, 3/10/46[1,3]	3,270,000	2,956,620
Series 2013-CR9,Cl. D, 4.257%, 7/10/45[1,3]	2,685,000	2,423,727
Series 2014-UBS3,Cl. D, 4.814%, 6/10/47[1,3]	8,895,000	7,693,875

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	3,342,856	261,302

Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 3.322%, 7/25/24[3]	4,495,000	4,106,619
Series 2015-C01,Cl. 1M2, 4.722%, 2/25/25[3]	2,500,000	2,426,110
Series 2015-C03,Cl. 1M2, 5.422%, 7/25/25[3]	4,490,000	4,472,507

CSMC, Series 2009-13R, Cl. 4A1, 2.747%, 9/26/36[1,3]	24,417	24,515

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.663%, 11/10/46[1,3]	100,000	105,753

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[3]	77,542	65,350

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.622%, 7/22/36[1,3]	5,060,144	4,411,669

EMF-UK plc, Series 2008-1X, Cl. A1A, 1.565%, 3/13/46[3]	2,609,714	3,723,805

FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.869%, 5/25/45[1,3]	3,725,000	3,653,858
Series 2012-K501,Cl. C, 3.397%, 11/25/46[1,3]	40,000	40,136
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,3]	135,000	128,481
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,3]	95,000	92,111
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,3]	150,000	140,380
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,3]	2,330,000	2,182,819
Series 2013-K502,Cl. C, 3.18%, 3/25/45[1,3]	220,000	221,917
Series 2013-K712,Cl. C, 3.371%, 5/25/45[1,3]	265,000	262,936
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,3]	535,000	516,852

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2014-K41,Cl. B, 3.831%, 11/25/47[1,3]	$2,365,000	$ 2,158,610
Series 2015-K44,Cl. B, 3.685%, 1/25/48[1,3]	3,990,000	3,582,176
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,3]	3,011,000	2,702,956

GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.197%, 9/18/60[3]	1,647,665	1,540,019

GS Mortgage Securities Trust, Series 2014- GC22, Cl. D, 4.646%, 6/10/47[1,3]	1,515,000	1,250,059

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.863%, 7/25/35[3]	24,459	24,215

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,3]	500,000	462,043

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	645,000	656,205
Series 2013-C10,Cl. D, 4.156%, 12/15/47[3]	4,527,000	4,021,249

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.726%, 7/25/35[3]	99,056	99,490

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.747%, 9/26/36[1,3]	92,556	92,670
Series 2009-5,Cl. 1A2, 2.738%, 7/26/36[1,3]	5,123,253	4,588,605

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.562%, 8/15/46[1,3]	2,500,000	2,264,277
Series 2013-C15,Cl. D, 5.081%, 11/15/45[1,3]	1,245,000	1,151,212
Series 2014-C21,Cl. D, 4.661%, 8/15/47[1,3]	4,953,000	4,151,499
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,215,000	1,255,374
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,234,053

Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.679%, 10/15/48[3]	618,039	792,912

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[1,3]	705,000	677,769
Series 2013-C12,Cl. D, 4.766%, 10/15/46[1,3]	2,370,000	2,230,087
Series 2013-C13,Cl. D, 4.894%, 11/15/46[1,3]	570,000	538,554
Series 2013-C7,Cl. D, 4.297%, 2/15/46[1,3]	435,000	403,035
Series 2013-C8,Cl. D, 4.169%, 12/15/48[1,3]	185,000	170,436
Series 2014-C14,Cl. B, 4.642%, 2/15/47[3]	240,000	254,578
Series 2014-C14,Cl. D, 4.832%, 2/15/47[1,3]	5,060,000	4,738,646

Morgan Stanley Capital I Trust, Series 2007- IQ13, Cl. AM, 5.406%, 3/15/44	695,000	713,975

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.176%, 11/26/36[1,3]	26,365	26,313

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.402%, 6/26/46[1,3]	251,236	252,459

RALI Trust, Series 2005-QA4, Cl. A32, 3.156%, 4/25/35[3]	23,961	2,227

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.446%, 8/25/34[3]	4,589,014	4,615,251

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.622%, 2/25/24[3]	25,000	24,935
Series 2014-DN4,Cl. M3, 4.972%, 10/25/24[3]	4,980,000	4,946,561
Series 2014-HQ2,Cl. M3, 4.172%, 9/25/24[3]	5,430,000	5,047,257
Series 2015-DN1,Cl. M3, 4.572%, 1/25/25[3]	3,975,000	3,923,643
Series 2015-DNA2,Cl. M2, 3.022%, 12/25/27[3]	10,000	9,953
Series 2015-DNA3,Cl. M3, 5.122%, 4/25/28[3]	3,815,000	3,783,614

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 4.888%, 5/10/63[1,3]	1,025,000	994,442
Series 2013-C5,Cl. D, 4.089%, 3/10/46[1,3]	4,200,000	3,773,373

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Cl. 1A1, 2.568%, 12/25/35[3]	14,795	14,111

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.901%, 4/25/47[3]	474,713	364,816

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.662%, 2/25/35[3]	1,825,004	1,831,635
Series 2005-AR10,Cl. 1A1, 2.74%, 6/25/35[3]	832,128	851,562
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[3]	3,593,273	3,434,042
Series 2006-AR7,Cl. 2A4, 2.738%, 5/25/36[3]	1,598,200	1,525,826
Series 2007-AR3,Cl. A4, 5.809%, 4/25/37[3]	925,771	902,012

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[1,3]	$115,000	$ 107,593
Series 2012-C7,Cl. E, 4.838%, 6/15/45[1,3]	180,000	174,510
Series 2012-C8,Cl. E, 4.875%, 8/15/45[1,3]	710,000	688,891
Series 2013-C11,Cl. D, 4.179%, 3/15/45[1,3]	441,000	410,127

WF-RBS Commercial Mortgage Trust, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	4,825,874	220,728

		142,440,489

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[3]	290,869	284,471
Series 2006-AR2,Cl. 2A3, 2.763%, 3/25/36[3]	3,103,828	3,066,415

		3,350,886

Residential—0.8%

Alba plc, Series 2007-1, Cl. C, 0.875%, 3/17/39[3]	2,305,000	2,894,001

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[3]	91,423	90,786

CHL Mortgage Pass-Through Trust, Series 2005- J4, Cl. A7, 5.50%, 11/25/35	991,369	986,748

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.80%, 5/25/35[3]	1,373,399	1,369,705
Series 2005-3,Cl. 2A4, 2.80%, 8/25/35[3]	2,324,897	1,979,978

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.561%, 12/15/35[3]	65,565	57,349
Series 2006-H,Cl. 2A1A, 0.481%, 11/15/36[3]	34,110	24,848

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	496,555	504,161

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.732%, 7/25/35[3]	11,356	10,678

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.522%, 8/25/36[3]	974,316	427,923

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,7]	66,744	16,686

Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.973%, 11/15/35[3]	1,545,528	2,211,063

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	21,290	17,186

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,703,098	2,597,956

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[3]	110,035	112,630

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 2.74%, 5/25/35[3]	331,180	333,545
Series 2006-AR10,Cl. 5A5, 2.738%, 7/25/36[3]	630,425	613,652

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.683%, 4/25/35[3]	16,959	17,078
Series 2006-AR14,Cl. 1A2, 5.851%, 10/25/36[3]	1,328,532	1,290,543
Series 2006-AR8,Cl. 2A1, 2.744%, 4/25/36[3]	6,232	6,105

		15,562,621

Total Mortgage-Backed Obligations (Cost $249,368,308)		250,889,834
U.S. Government Obligations—1.8%
Federal Home Loan Mortgage Corp. Nts., 1%, 12/15/17	5,553,000	5,540,145

United States Treasury Nts.:
0.75%, 10/31/17[8]	14,078,000	14,005,541
0.875%, 7/15/17	1,535,000	1,532,716
2.00%, 9/30/20[8,9,16]	9,509,000	9,616,556
2.50%, 8/15/23[8]	735,000	754,217

United States Treasury Nts. Strips, 6.16%, 2/15/16	2,116,000	2,115,594

Total U.S. Government Obligations (Cost $33,433,611)		33,564,769

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Foreign Government Obligations—9.6%
Angola—0.0%
Republic of Angola Sr. Unsec. Bonds, 9.50%, 11/12/25[1]		$ 620,000	$ 578,150

Brazil—0.6%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		825,000	624,937

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 10%, 1/1/25	BRL	50,975,000	9,212,189

			9,837,126

Colombia—0.4%
Republic of Colombia Sr. Unsec. Bonds:
5.00%, 6/15/45		315,000	264,600
6.125%, 1/18/41		1,930,000	1,872,100
Series B, 10.00%, 7/24/24	COP	11,670,000,000	4,063,564

			6,200,264

Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds:
4.25%, 1/26/23[1]		500,000	440,000
7.158%, 3/12/45[1]		350,000	294,437

			734,437

Croatia—0.2%
Republic of Croatia Sr. Unsec. Bonds:
3.00%, 3/11/25	EUR	770,000	764,359
6.00%, 1/26/24[1]		1,160,000	1,211,261
6.75%, 11/5/19[1]		775,000	832,079

Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	1,235,000	1,348,011

			4,155,710

Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		605,000	596,370

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		400,000	387,000
5.875%, 4/18/24[1]		155,000	155,000
6.60%, 1/28/24[1]		445,000	465,025
6.85%, 1/27/45[1]		995,000	942,762

			2,546,157

Egypt—0.0%
Arab Republic of Egypt Sr. Unsec. Bonds, 6.875%, 4/30/40[1]		220,000	179,588

Hungary—0.7%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		1,165,000	1,273,007
5.75%, 11/22/23		1,550,000	1,738,069

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,612,000,000	6,758,297
Series 23/A, 6.00%, 11/24/23	HUF	512,000,000	2,088,804

			11,858,177

India—1.8%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		1,035,000	1,052,681

Republic of India Sr. Unsec. Bonds, 8.40%, 7/28/24	INR	1,219,000,000	19,031,095

Republic of India Sr. Unsec. Nts., 8.27%, 6/9/20	INR	839,000,000	13,003,931

			33,087,707

Indonesia—0.3%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		760,000	792,300

Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds, 4.35%, 9/10/24[1]		500,000	480,460

		Principal Amount	Value

Indonesia (Continued)

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		$ 1,670,000	$ 1,828,650

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	250,000	257,083
4.125%, 1/15/25[1]		315,000	302,712
5.125%, 1/15/45[1]		1,575,000	1,427,733
5.875%, 3/13/20[1]		315,000	342,229
5.95%, 1/8/46[1]		310,000	306,769

			5,737,936

Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[1]		385,000	260,841

Ivory Coast—0.1%
Republic of Cote d’Ivoire Sr. Unsec. Bonds:
5.75%, 12/31/32[3]		1,490,000	1,331,942
6.375%, 3/3/28[1]		715,000	654,197

			1,986,139

Jamaica—0.1%
Commonwealth of Jamaica Sr. Unsec. Bonds, 7.875%, 7/28/45		800,000	780,000

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		2,740,000	2,297,394

Malaysia—0.0%
SSG Resources Ltd. Sr. Sec. Nts., 4.25%, 10/4/22		235,000	235,109

Mexico—2.1%
Banco Nacional de Comercio Exterior SNC Sr. Unsec. Nts., 4.375%, 10/14/25[1]		610,000	603,900

United Mexican States Sr. Unsec. Bonds:
3.00%, 3/6/45	EUR	1,135,000	1,075,778
4.00%, 10/2/23		1,295,000	1,315,073
4.00%, 3/15/2115	EUR	750,000	682,392
10.00%, 12/5/24	MXN	93,360,000	6,832,758

United Mexican States Unsec. Bonds, Series M20, 4.75%, 3/8/44		1,540,000	1,406,790

United Mexican States Unsec. Nts., Series M, 5%, 12/11/19	MXN	446,600,000	25,670,800

			37,587,491

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		960,000	953,040
5.50%, 12/11/42[1]		1,065,000	1,029,045

			1,982,085

Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		1,260,000	1,176,424

Nigeria—0.0%
Federal Republic of Nigeria Sr. Unsec. Bonds, 6.75%, 1/28/21[1]		230,000	214,763

Federal Republic of Nigeria Sr. Unsec. Nts., 5.125%, 7/12/18[1]		385,000	368,156

			582,919

Panama—0.5%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		1,765,000	1,734,113
4.00%, 9/22/24		840,000	844,200
5.20%, 1/30/20		3,490,000	3,795,375
6.70%, 1/26/36		850,000	1,013,625
9.375%, 4/1/29		800,000	1,156,000

			8,543,313

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds:
4.625%, 1/25/23[1]		$ 1,640,000	$ 1,599,000
6.10%, 8/11/44[1]		780,000	748,800

			2,347,800

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	1,135,000	1,227,294
4.125%, 8/25/27		740,000	728,900
5.625%, 11/18/50		785,000	802,662

			2,758,856

Romania—0.8%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	3,320,000	3,664,078
3.875%, 10/29/35[1]	EUR	2,630,000	2,902,405
4.375%, 8/22/23[1]		3,320,000	3,463,092
4.875%, 1/22/24[1]		1,315,000	1,414,809
6.125%, 1/22/44[1]		1,915,000	2,245,338

			13,689,722

Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		565,000	587,851

Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		1,190,000	1,255,153

			1,843,004

South Africa—0.6%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	61,300,000	3,553,993

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	50,000,000	2,938,121
Series R186, 10.50%, 12/21/26	ZAR	66,200,000	4,526,766

			11,018,880

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		800,000	732,795
6.25%, 10/4/20[1]		175,000	169,574
6.85%, 11/3/25[1]		385,000	364,105

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		425,000	418,012

			1,684,486

Ukraine—0.2%
Ukraine Unsec. Nts., 7.75%, 9/1/19[15]		4,000,000	3,722,320

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		505,000	428,452

Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,705,000	4,069,825

Vietnam—0.1%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		1,400,000	1,353,282

Total Foreign Government Obligations (Cost $190,659,559)			173,263,594
Corporate Loans—0.9%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[3]		789,316	731,104

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]		3,645,247	3,128,078

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[3,17]		1,084,550	906,955

		Principal Amount	Value

Corporate Loans (Continued)

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[3,6]		$ 950,711	$ 865,741

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3,6]		2,665	2,354

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.174%, 1/30/19[3]		4,873,532	3,435,840

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.924%, 7/30/19[3]		926,326	653,832

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 2/26/20[3]		271,576	259,355

Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,10]		1,730,270	1,706,478

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[3]		790,589	794,542

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[3]		236,062	234,881

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[3]		300,970	224,222

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,7]		4,151,000	1,037,750

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[3,7,10]		1,490,134	7,452

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[3,7]		1,485,000	37,125

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]		1,950,000	1,946,954

Total Corporate Loans (Cost $24,172,776)			15,972,663

Corporate Bonds and Notes—53.4%

Consumer Discretionary—10.3%

Auto Components—1.3%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		1,970,000	2,014,916

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	171,925

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		3,805,000	2,758,625

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,566,661
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,780,000	2,968,134

Goodyear Tire & Rubber Co. (The):
5.125% Sr. Unsec. Nts., 11/15/23		1,815,000	1,869,450
7.00% Sr. Unsec. Nts., 5/15/22		745,000	800,875

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		4,035,000	3,959,344

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,954,250

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		3,675,000	3,730,125

Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	132,975

			22,927,280

Automobiles—0.5%

Daimler Finance North America LLC:
3.875% Sr. Unsec. Nts., 9/15/21		110,000	114,357
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		322,000	467,653

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Automobiles (Continued)
Ford Motor Co., 4.75% Sr. Unsec. Nts., 1/15/43		$ 1,871,000	$ 1,770,134

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		1,358,000	1,323,985

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,265,000	2,117,598
6.25% Sr. Unsec. Nts., 10/2/43		615,000	651,102

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		616,000	618,605

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		155,000	152,337

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		624,000	622,373

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		220,000	223,025

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		1,095,000	1,074,469

			9,135,638

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		2,172,000	2,047,110

Hotels, Restaurants & Leisure—2.2%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,359,262

Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,400,000	1,445,500

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		1,725,000	1,569,750

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		830,000	684,750

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		524,000	524,173

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,650,000	1,662,375

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		3,150,000	3,197,250

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		2,100,000	1,974,000

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		970,000	994,250

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		4,315,000	4,563,112

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22		388,000	384,297
6.375% Sr. Unsec. Nts., 6/15/17		561,000	599,844

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		274,000	274,178
4.875% Sr. Unsec. Nts., 12/9/45		1,104,000	1,114,282

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		2,465,000	2,255,475

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	2,215,000	2,359,360

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		1,250,000	1,243,750
6.625% Sr. Unsec. Nts., 12/15/21		2,100,000	2,160,375
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,703,625

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,030,000	1,050,600

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,340,000	1,105,500

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,763,938

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[2,7]		250,000	—

		Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		$ 1,250,000	$ 1,168,750

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,135,000	2,033,588

Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		590,000	593,761

			38,785,745

Household Durables—0.6%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		435,000	397,953

Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[1]		853,000	876,457
6.125% Sr. Unsec. Nts., 11/15/22		1,080,000	1,115,775

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,965,000	1,947,806
7.625% Sr. Unsec. Nts., 5/15/23		2,805,000	2,783,963

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		400,000	398,600
4.75% Sr. Unsec. Nts., 5/30/25		1,808,000	1,776,360

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		770,000	814,275

Newell Rubbermaid, Inc., 2.15% Sr. Unsec. Nts., 10/15/18		386,000	373,880

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		589,000	574,275

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	278,671

			11,338,015

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		647,000	638,848

Media—3.6%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		223,000	251,545

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		4,035,000	4,004,737

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,490,000	1,445,300

Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	3,980,000	4,059,780

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		2,802,000	2,970,120

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		1,677,000	1,677,884
6.484% Sr. Sec. Nts., 10/23/45[1]		1,502,000	1,506,464

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[1]		1,135,000	1,140,675

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		376,000	383,471

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		5,915,000	5,279,137
6.75% Sr. Unsec. Nts., 6/1/21		925,000	934,250

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,247,400

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,170,000

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,684,200

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		570,000	587,812

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	650,781

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		296,000	293,834

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		2,245,000	2,360,056

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Media (Continued)

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		$1,280,000	$1,257,600
6.875% Sr. Unsec. Nts., 11/15/20		1,310,000	1,344,387

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		4,220,000	4,103,950

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		591,000	595,352

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		2,330,000	2,274,663
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,470,250

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		321,000	314,270

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	625,070

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		438,000	344,913

Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44		2,334,000	2,148,935

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		965,000	967,413

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[1]		1,135,000	1,081,088

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	3,890,000	4,570,469

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		1,552,500	1,647,591

Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		248,000	252,488

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	1,390,000	2,163,648

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		625,000	609,375
6.00% Sr. Sec. Nts., 4/15/21	GBP	3,712,500	5,678,751

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		405,000	373,613

			64,471,272

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		4,400,000	4,609,000

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45		187,000	174,657

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,10]		1,325,000	828,125

			5,611,782

Specialty Retail—1.1%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		4,035,000	3,127,125

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		601,000	622,786

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,248,725

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		2,540,000	2,511,425

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		197,000	217,465

L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		2,705,000	3,009,313
6.875% Sr. Unsec. Nts., 11/1/35[1]		1,595,000	1,644,844

Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45		1,616,000	1,665,147

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	417,600

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		1,255,000	1,298,925

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	547,336

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		2,760,000	2,870,400

		Principal Amount	Value

Specialty Retail (Continued)

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		$290,000	$286,211

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		660,000	570,900

			20,038,202

Textiles, Apparel & Luxury Goods—0.6%

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		2,090,000	2,090,000
6.875% Sr. Unsec. Nts., 5/1/22		465,000	499,875

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	1,525,000	2,236,941

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		2,199,000	2,160,517

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,044,700

William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		825,000	851,813

			10,883,846

Consumer Staples—2.0%

Beverages—0.2%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		390,000	562,824

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		305,000	305,428

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		1,660,000	1,697,350

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]		387,000	398,097

			2,963,699

Food & Staples Retailing—0.7%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		1,380,000	1,285,217

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45		1,845,000	1,951,080
5.30% Sr. Unsec. Nts., 12/5/43		146,000	158,724

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40		261,000	269,243
6.50% Sr. Unsec. Nts., 6/15/17		70,000	74,054

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		2,055,000	2,060,138

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17		559,000	600,523
6.90% Sr. Unsec. Nts., 4/15/38		150,000	185,915

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		1,765,000	1,894,136

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]		2,100,000	2,181,375
6.75% Sr. Unsec. Nts., 6/15/21		1,835,000	1,926,750

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		479,000	489,581

			13,076,736

Food Products—0.7%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17		615,000	621,269
8.50% Sr. Unsec. Nts., 6/15/19		400,000	463,725

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		1,029,000	1,081,736

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43		196,000	175,464

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		1,920,000	2,001,600

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17		635,000	629,510

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food Products (Continued)

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	$ 498,000	$ 495,953

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	147,000	148,551

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	316,000	319,676
5.20% Sr. Unsec. Nts., 7/15/45[1]	234,000	245,272

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]	380,000	340,100

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	655,000	618,975

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	887,250

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	830,000	848,675
7.375% Sr. Unsec. Nts., 2/15/22	2,265,000	2,369,756

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	572,000	546,260

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	195,000	199,487

WhiteWave Foods Co., 5.375% Sr. Unsec. Nts., 10/1/22	625,000	662,500

		12,655,759

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	330,000	344,850
6.375% Sr. Unsec. Nts., 11/15/20	1,610,000	1,718,675

		2,063,525

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,080,000	2,022,800

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	341,000	560,822

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	596,000	593,167

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	440,000	490,640
6.75% Sr. Unsec. Nts., 6/15/17	461,000	492,310

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,925,000	2,038,094

		4,175,033

Energy—5.1%

Energy Equipment & Services—0.7%

Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	2,095,000	1,875,025

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	980,000	877,100

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	1,535,000	1,519,813

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	247,707

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	1,395,000	969,525

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	466,000	463,779

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	2,612,000	2,057,324

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,395,000	1,095,075

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	659,000	656,846
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,147,000	1,134,748

	Principal Amount	Value

Energy Equipment & Services (Continued)

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	$ 637,000	$ 635,100

Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[1]	860,000	847,746

		12,379,788

Oil, Gas & Consumable Fuels—4.4%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	2,033,000	1,561,938
6.20% Sr. Unsec. Nts., 3/15/40	337,000	310,969

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,705,000	1,432,200

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	178,000	153,459

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	1,445,000	1,408,978

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	895,000	630,975

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	304,994

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	280,000	290,815

California Resources Corp.:
5.50% Sr. Unsec. Nts., 9/15/21	645,000	206,400
8.00% Sec. Nts., 12/15/22[1]	1,728,000	913,680

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	247,000	240,392
5.90% Sr. Unsec. Nts., 2/1/18	277,000	288,556

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,344,750

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	174,000	136,642

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	545,000	128,075

Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	785,000	388,575

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	337,000	299,604

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	2,020,000	1,020,100

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	1,250,000	1,303,152

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	543,196

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	336,000	305,113

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,465,000	1,362,450

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	900,000

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,180,000	974,975

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	500,000	504,375

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	1,465,000	478,879

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	2,061,000	1,466,793

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	963,500
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	1,836,750

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	1,165,000	410,662

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	508,000	463,846

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42		$174,000	$139,590
4.90% Sr. Unsec. Nts., 5/15/46		62,000	50,832

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22		1,460,000	751,900

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]		1,925,000	1,808,994
7.288% Sr. Unsec. Nts., 8/16/37[1]		1,160,000	1,158,695

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21		1,720,000	1,462,000

Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]		274,000	207,256

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17		352,000	367,170

Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		490,000	531,175
5.75% Sr. Unsec. Nts., 8/1/23		1,555,000	1,691,890

KazMunayGas National Co. JSC:
6.375% Sr. Unsec. Nts., 4/9/21[1]		1,550,000	1,601,499
7.00% Sr. Unsec. Nts., 5/5/20[1]		1,675,000	1,778,304

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45		441,000	345,466

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22		1,305,000	1,141,875

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]		1,530,000	1,522,350

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21		1,555,000	233,250

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]		3,100,000	2,185,500

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21		880,000	268,400

MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[1]		1,760,000	1,588,400
4.875% Sr. Unsec. Nts., 6/1/25[1]		695,000	625,500

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		860,000	161,250

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		945,000	828,056

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		2,025,000	1,736,437

Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		1,525,000	1,493,425

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]		720,000	639,900

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		765,000	478,125

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		1,360,000	1,135,600

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		2,144,000	2,092,308
5.45% Sr. Unsec. Nts., 10/14/21[1]		1,082,000	1,054,709

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]		1,135,000	232,675

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18		2,410,000	457,900

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		310,000	205,375
4.875% Sr. Unsec. Nts., 3/17/20		1,000,000	752,500
5.75% Sr. Unsec. Nts., 1/20/20		75,000	59,062

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,030,000	946,030
5.50% Sr. Unsec. Nts., 6/27/44[1]		1,045,000	791,420
5.50% Sr. Unsec. Nts., 6/27/44		1,835,000	1,389,719

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		48,000	42,229

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17		$237,000	$244,772

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		1,735,000	1,305,587
5.00% Sr. Sub. Nts., 3/15/23		325,000	243,750

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		410,000	363,871

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]		1,855,000	1,821,825

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,11]		85,000	83,619

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		1,565,000	1,134,625

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		1,250,000	1,103,125
5.75% Sr. Sec. Nts., 5/15/24		575,000	503,125

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		825,000	449,625
7.75% Sr. Unsec. Nts., 6/15/21		405,000	249,075

SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[1]		815,000	248,575

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,550,000	1,147,000

Spectra Energy Partners LP, 4.75% Sr. Unsec. Nts., 3/15/24		486,000	471,785

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		1,420,000	1,057,900

Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18		564,000	607,020

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		745,000	623,938
5.00% Sr. Unsec. Nts., 1/15/18[1]		1,160,000	1,078,800

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		1,154,000	1,107,840
6.25% Sr. Unsec. Nts., 10/15/22[1]		935,000	890,588

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		195,000	183,623

TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[3,11]	EUR	2,185,000	2,198,583

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		1,681,000	1,176,700

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22		408,000	361,510

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		1,640,000	1,203,760

Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,317,017

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]		474,000	481,358

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		945,000	628,425
6.00% Sr. Unsec. Nts., 1/15/22		305,000	215,025

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[1]		60,000	47,247

			79,081,252

Financials—12.3%

Capital Markets—1.4%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		464,000	459,059

Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		632,000	594,115

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		757,000	764,070

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[3,11]		2,070,000	2,181,838

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Capital Markets (Continued)

Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		$513,000	$472,841
7.50% Jr. Sub. Perpetual Bonds[3,11]		774,749	721,668

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		3,145,000	3,058,512

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		1,935,000	1,930,162
5.75% Sec. Nts., 1/15/24[1]		910,000	898,625
7.00% Sr. Unsec. Nts., 12/1/23[1]		3,055,000	3,062,637

Goldman Sachs Group, Inc. (The):
4.75% Sr. Unsec. Nts., 10/21/45		1,738,000	1,732,883
5.15% Sub. Nts., 5/22/45		452,000	440,393

ICBCIL Finance Co. Ltd., 3.20% Sr. Unsec. Nts., 11/10/20[1]		380,000	375,254

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,970,000	3,592,850

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		530,000	520,223

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		470,000	434,504

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		375,000	359,004
5.00% Sub. Nts., 11/24/25		578,000	615,134

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		626,000	628,606

Schaeffler Finance BV, 3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	670,000	709,822

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,11]		824,000	828,120

			24,380,320

Commercial Banks—6.2%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		7,284,000	7,274,167

Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[3,15]	EUR	750,000	821,175

Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	1,270,000	1,169,151

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		315,159	—

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		125,000	114,219

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		595,000	571,200

Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,11]	EUR	5,105,000	5,456,996

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		1,200,000	1,293,000

Bank of America Corp.:
3.875% Sr. Unsec. Nts., 8/1/25		1,241,000	1,262,402
7.75% Jr. Sub. Nts., 5/14/38		455,000	618,805

Bank of China Hong Kong Ltd., 5.55% Sub. Nts., 2/11/20[1]		630,000	686,650

Bank of Ireland:
4.25% Sub. Nts., 6/11/24[3]	EUR	1,955,000	2,205,465
10.00% Sub. Nts., 12/19/22	EUR	1,865,000	2,719,363

Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		530,000	510,323
7.00% Jr. Sub. Perpetual Bonds[3,11]	GBP	2,230,000	3,233,285
8.00% Jr. Sub. Perpetual Bonds[3,11]	EUR	2,720,000	3,213,350

BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		582,000	571,175
5.945% Jr. Sub. Perpetual Bonds[3,11]	GBP	4,075,000	5,969,819
7.375% Jr. Sub. Perpetual Bonds1,[3,11]		2,250,000	2,311,875

BPCE SA, 2.75% Sub. Nts., 7/8/26[3]	EUR	2,520,000	2,779,675

		Principal Amount	Value

Commercial Banks (Continued)

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[2]		$521,561	$451,802

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	589,375
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,299,163

Citigroup, Inc.:
4.45% Sub. Nts., 9/29/27		2,299,000	2,290,494
4.65% Sr. Unsec. Nts., 7/30/45		480,000	487,440
6.675% Sub. Nts., 9/13/43		296,000	364,194

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,11]		286,000	282,282

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		2,900,000	3,339,234

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		2,095,000	1,728,375

Cooperatieve Centrale Raiffeisen- Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		2,797,000	2,850,602

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		365,000	372,300

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		1,345,000	1,335,925

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		750,000	696,563

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,11]		520,000	585,000

Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[3,11]	GBP	2,965,000	4,444,545

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	42,000,000	665,442
9.70% Sr. Unsec. Nts., 11/21/18	INR	50,000,000	797,231

FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		660,000	669,705

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		1,790,000	1,685,965

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		730,000	750,614

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		1,105,000	1,131,780

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		3,375,000	3,327,834

JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		2,300,000	2,301,992
6.75% Jr. Sub. Perpetual Bonds, Series S3,11		520,000	567,450

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		345,000	353,122

Lloyds Banking Group plc:
6.375% Jr. Sub. Perpetual Bonds[3,11]	EUR	1,875,000	2,154,832
6.413% Jr. Sub. Perpetual Bonds[1,3,11]		566,000	636,750
7.50% Jr. Sub. Perpetual Bonds[3,11]		1,520,000	1,622,600

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	20,000,000	304,479

NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	2,835,000	3,211,978

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,660,000	1,653,775

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,11]	GBP	150,000	231,308

Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18		477,000	476,849

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		232,000	291,937

Royal Bank of Scotland Group plc:
7.50% Jr. Sub. Perpetual Bonds[3,11]		1,680,000	1,753,500
8.00% Jr. Sub. Perpetual Bonds[3,11]		1,680,000	1,780,800
7.64% Jr. Sub. Perpetual Bonds, Series U3,11		600,000	630,000

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		3,475,000	3,445,946

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Commercial Banks (Continued)

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]		$1,165,000	$1,028,113

Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,3,11]		550,000	560,313
8.00% Jr. Sub. Perpetual Bonds[1,3,11]		4,515,000	4,608,817

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,715,759

SumitG Guaranteed Secured Obligation Issuer Designated Activity Co., 2.251% Sr. Sec. Nts., 11/2/20[1]		3,900,000	3,842,966

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		364,000	370,379

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		995,000	967,935

Wells Fargo & Co.:
4.90% Sub. Nts., 11/17/45		1,739,000	1,759,318
5.90% Jr. Sub. Perpetual Bonds, Series S3,11		485,000	490,456

			111,689,334

Consumer Finance—0.5%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,698,125

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,007,500
5.75% Sub. Nts., 11/20/25		680,000	690,200
8.00% Sr. Unsec. Nts., 11/1/31		497,000	575,899

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		514,000	498,108

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,051,531

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		980,000	943,404

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,735,000	893,525

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		155,000	153,192
4.50% Sr. Unsec. Nts., 7/23/25		465,000	465,042

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,285,000	1,713,750

			9,690,276

Diversified Financial Services—0.8%

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,11]	EUR	3,020,000	3,290,055

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	1,090,000	995,830

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		500,000	492,500

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		1,760,000	1,746,800

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		1,795,000	1,830,900

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,411,200

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2,12]	MXN	5,808,600	29,996

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		151,000	152,051

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		525,000	541,433

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		596,000	615,780

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		331,000	329,263

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	40,000,000	607,352

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	60,000,000	939,812

		Principal Amount	Value

Diversified Financial Services (Continued)

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		$327,000	$324,888

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		595,000	589,050

			13,896,910

Insurance—1.4%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26		322,000	321,489
4.35% Sr. Unsec. Nts., 11/3/45		258,000	262,843

Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	1,750,000	2,324,776

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,11]	GBP	750,000	1,137,904
6.125% Jr. Sub. Perpetual Bonds[3,11]	GBP	2,930,000	4,494,765

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		480,000	472,517

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,244,387

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		467,000	488,403

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		1,545,000	1,394,362

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		550,000	560,130
4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	333,775

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,11]		446,000	454,920

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,065,000	1,897,219

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		505,000	505,000

Sogecap SA, 4.125% Sub. Perpetual Bonds[3,11]	EUR	2,300,000	2,373,751

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[3,11]	GBP	2,745,000	4,306,848

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		573,000	576,317

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		535,000	556,249

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,11]		360,000	262,350

			24,968,005

Real Estate Investment Trusts (REITs)—1.1%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		275,000	272,179
5.90% Sr. Unsec. Nts., 11/1/21		279,000	311,189

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,12]	MXN	4,830,531	—

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	614,757

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		2,320,000	1,989,400

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		635,000	615,950

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		1,645,000	1,667,619

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,604,075

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,266,000
5.875% Sr. Unsec. Nts., 1/15/26		1,135,000	1,171,887

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		540,000	590,769

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		332,000	347,377

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		$542,000	$599,354

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		357,000	344,797

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		685,000	724,388

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,110,144

Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18		530,000	552,937

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,078,250

PLA Administradora Industrial S de RL de CV, 5.25% Sr. Unsec. Nts., 11/10/22[1]		880,000	856,900

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		325,000	336,166

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		53,000	55,912

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,010,000	987,275

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	430,475

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	129,954

			20,657,754

Real Estate Management & Development—0.4%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		453,000	443,364

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	1,961,719

China Overseas Finance Cayman III Ltd., 6.375% Sr. Unsec. Nts., 10/29/43		160,000	168,558

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,155,000	1,168,018

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,651,144

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,170,810

			6,563,613

Thrifts & Mortgage Finance—0.5%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	60,000,000	909,910
8.95% Sec. Nts., 10/19/20	INR	31,000,000	483,174

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		500,000	422,500
7.375% Sr. Unsec. Nts., 4/1/20[1]		1,015,000	905,887

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		2,135,000	2,041,594

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		3,515,000	3,408,496

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		2,030,000	1,613,850

			9,785,411

Health Care—3.5%

Biotechnology—0.1%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25 4.70% Sr. Unsec. Nts., 5/14/45		313,000	309,559
		125,000	122,723

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		160,000	160,645

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		300,000	299,642
5.00% Sr. Unsec. Nts., 8/15/45		81,000	81,622

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		258,000	261,556

	Principal Amount	Value

Biotechnology (Continued)

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	$725,000	$684,219

		1,919,966

Health Care Equipment & Supplies—0.3%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	264,000	268,091

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,400,000	1,246,000

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	697,000

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	2,405,000	2,462,119

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	910,000	889,525

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	193,000	188,010

		5,750,745

Health Care Providers & Services—2.2%

Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23	930,000	883,500

Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20	375,000	382,500
5.625% Sr. Unsec. Nts., 7/15/22	945,000	939,094

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	297,000	298,057

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	2,790,000	2,713,275

CHS/Community Health Systems, Inc., 6.875% Sr. Unsec. Nts., 2/1/22	4,290,000	4,091,587

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	1,160,000	1,122,300
5.125% Sr. Unsec. Nts., 7/15/24	3,455,000	3,461,478

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,830,000	1,802,550

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	1,510,000	1,094,750

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	1,290,000	1,264,200
5.875% Sr. Unsec. Nts., 1/31/22[1]	921,000	990,075

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	692,125
5.875% Sr. Unsec. Nts., 5/1/23	3,480,000	3,584,400
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	2,998,188

HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24	1,970,000	1,888,738
5.75% Sr. Unsec. Nts., 11/1/24[1]	1,040,000	997,100

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,395,000	1,163,081

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	907,000	876,949

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	1,435,000	1,463,700

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	259,000	259,980

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	261,000	288,687

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	740,000	691,947

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,750,000	1,540,000

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	2,370,000	2,202,619
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,448,613

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Health Care Providers & Services (Continued)

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		$1,000,000	$1,012,500

			40,151,993

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		1,627,000	1,643,270

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18		247,000	247,041
4.15% Sr. Unsec. Nts., 2/1/24		229,000	238,387
5.30% Sr. Unsec. Nts., 2/1/44		54,000	57,863

			2,186,561

Pharmaceuticals—0.8%

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	646,361
3.80% Sr. Unsec. Nts., 3/15/25		420,000	418,698
4.75% Sr. Unsec. Nts., 3/15/45		206,000	201,603

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	2,055,000	2,329,900

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,625,000	1,417,812

Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		2,500,000	2,462,500

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		1,205,000	1,205,000
6.00% Sr. Unsec. Nts., 2/1/25[1]		210,000	207,900

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		220,000	212,850
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,160,000	1,073,000
5.75% Sr. Unsec. Nts., 8/1/22[1]		930,000	897,450

Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	2,062,050
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	498,113

			13,633,237

Industrials—6.5%

Aerospace & Defense—1.1%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		3,980,000	4,159,100

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]		462,000	458,582

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		3,455,000	2,869,378

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]		910,000	768,950

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		3,057,000	1,887,698

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		1,200,000	1,146,000

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19		1,657,000	1,137,116

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17		173,000	170,912
3.95% Sr. Unsec. Nts., 11/15/16		211,000	214,224

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19		1,555,000	1,547,225

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26		335,000	337,412
4.70% Sr. Unsec. Nts., 5/15/46		1,246,000	1,287,352

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43		320,000	330,608

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		1,315,000	1,348,690

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24		293,000	299,046

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		1,975,000	1,599,750

			19,562,043

	Principal Amount	Value

Air Freight & Couriers—0.5%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	$3,665,000	$3,060,275

FedEx Corp., 4.75% Sr. Unsec. Nts., 11/15/45	1,887,000	1,875,705

Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	260,000	231,621

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,508,800

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,870,000	1,908,372

		9,584,773

Airlines—0.3%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,540,000	3,683,813

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	1,160,000	1,038,200

		4,722,013

Building Products—0.4%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,864,650

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,340,000	3,482,284

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	530,000	531,436

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	2,000,000	2,037,500

		7,915,870

Commercial Services & Supplies—1.0%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	3,135,000	3,307,425

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000	1,963,000

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	1,730,000	1,228,300
8.50% Sec. Nts., 9/15/22[1]	475,000	258,875

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	3,090,000	2,464,275

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	739,000	725,514

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	2,380,000	1,505,350

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	2,165,000	2,246,729

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	1,733,000	1,804,924

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	3,280,000	2,841,300

		18,345,692

Construction & Engineering—0.0%

China Overseas Finance Cayman V Ltd., 3.95% Sr. Unsec. Nts., 11/15/22	315,000	313,250

Electrical Equipment—0.4%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,090,000

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	2,615,000	2,026,625

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	329,000	321,186
5.625% Sr. Unsec. Nts., 11/1/24[1]	2,400,000	2,463,000

		6,900,811

Industrial Conglomerates—0.1%

CITIC Ltd.:
6.80% Sr. Unsec. Nts., 1/17/23	470,000	543,198
7.875% Sub. Perpetual Bonds[3,11]	345,000	350,558

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Industrial Conglomerates (Continued)

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25		$305,000	$304,286

			1,198,042

Machinery—1.1%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		2,410,000	2,422,050

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,870,000	2,783,900

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23		139,000	143,405

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		1,890,000	1,880,550

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		764,000	788,206

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	1,871,340

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,083,100

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,410,000	1,662,900

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	270,000	309,741

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18		585,000	587,697

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		1,840,000	1,702,000

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,335,000	1,310,970

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		553,000	560,656

			19,106,515

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Unsec. Nts., 9/28/25[1]		63,000	60,885

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	669,987

			730,872

Professional Services—0.3%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,880,425

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		2,415,000	2,393,869

			5,274,294

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		2,100,000	1,997,625

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		111,000	109,954

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		187,000	174,463

Kansas City Southern, 3% Sr. Unsec. Nts., 5/15/23[1]		186,000	176,331

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46		197,000	188,981

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]		261,000	261,466
3.75% Sr. Unsec. Nts., 5/11/17[1]		354,000	361,258
4.25% Sr. Unsec. Nts., 1/17/23[1]		294,000	296,384

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		1,725,000	1,530,834

			5,097,296

		Principal Amount	Value

Trading Companies & Distributors—0.9%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		$615,000	$619,612

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	343,400

Building Materials Corp. of America, 6% Sr. Unsec. Nts., 10/15/25[1]		1,710,000	1,752,750

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		1,845,000	1,842,694
6.75% Sr. Unsec. Nts., 12/15/20		3,035,000	3,121,801

HD Supply, Inc., 5.25% Sr. Sec. Nts., 12/15/21[1]		4,230,000	4,330,463

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		3,780,000	2,286,900

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23		2,100,000	2,102,625

			16,400,245

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		1,745,000	1,723,188

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]		900,000	845,835

			2,569,023

Information Technology—2.4%

Communications Equipment—0.5%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		1,679,000	1,775,542

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		2,240,000	1,680,000

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]		1,335,000	1,348,350

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]		975,000	940,875

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]		340,000	343,400
6.50% Sr. Unsec. Nts., 5/15/22[1]		1,355,000	1,148,363

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		730,000	728,175

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		910,000	845,163

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		971,000	1,008,626

			9,818,494

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22		650,000	627,008

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22		166,000	170,216

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		2,065,000	1,997,887

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		700,000	712,250

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]		495,000	483,244

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22		1,955,000	2,047,863

			6,038,468

Internet Software & Services—0.3%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		725,000	722,110

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	2,290,000	2,577,632

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		1,445,000	1,477,512

			4,777,254

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

IT Services—0.3%

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18		$626,000	$628,637

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,880,000	1,569,800

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		1,585,000	1,575,094

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		506,000	501,068

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45		223,000	226,597

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		222,000	223,722
6.75% Sr. Unsec. Nts., 2/1/17		111,000	116,348

			4,841,266

Semiconductors & Semiconductor Equipment—0.5%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		4,455,000	4,677,750

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		156,000	165,299

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		2,055,000	1,854,638
5.875% Sr. Unsec. Nts., 2/15/22		1,385,000	1,352,106

			8,049,793

Software—0.2%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		459,000	457,710
4.375% Sr. Unsec. Nts., 6/15/25		185,000	182,161

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		775,000	518,281

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		595,000	541,450

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		401,000	397,992

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		437,000	444,467

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		780,000	655,200

			3,197,261

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		452,000	457,181

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		2,760,000	2,898,000

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		621,000	620,768
6.35% Sr. Unsec. Nts., 10/15/45[1]		2,150,000	2,047,583

			6,023,532

Materials—4.3%

Chemicals—1.2%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		1,075,000	1,088,438

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	235,979
4.125% Sr. Unsec. Nts., 3/15/35		129,000	110,073

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,11]	EUR	2,535,000	2,726,863

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		1,140,000	1,235,475

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		355,000	296,425
6.45% Sr. Unsec. Nts., 2/3/24		240,000	207,600

Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23[1]		1,160,000	817,800
7.00% Sr. Unsec. Nts., 5/15/25[1]		660,000	452,100

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		187,000	166,513

		Principal Amount	Value

Chemicals (Continued)

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		$2,125,000	$1,673,438

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		2,245,000	2,031,725

INEOS Group Holdings SA, 5.875% Sec. Nts., 2/15/19[1]		780,000	759,525

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43		175,000	168,505

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		350,000	311,093

Mexichem SAB de CV, 5.875% Sr. Unsec. Nts., 9/17/44[1]		1,915,000	1,613,388

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		1,250,000	868,750

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	815,000	901,298
4.625% Sr. Unsec. Nts., 7/15/24		1,890,000	1,926,672

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		955,000	830,850

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		2,325,000	1,674,000

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		2,015,000	1,222,702

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		418,000	416,362

			21,735,574

Construction Materials—0.3%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	75,000	74,191
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	254,034
5.70% Sr. Sec. Nts., 1/11/25[1]		125,000	104,844

CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		409,000	410,773
6.00% Sr. Unsec. Nts., 9/30/16		299,000	307,936

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		765,000	692,325

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	722,887
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	760,056
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	766,710

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	596,550

Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	930,000	1,176,099

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		400,000	387,000

			6,253,405

Containers & Packaging—1.2%

Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		1,225,000	1,255,625

Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		2,200,000	2,145,000

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,880,000	1,649,700

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,120,000	2,082,900

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,110,000	990,675

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,221,656

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		660,000	694,459

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		4,170,000	4,252,107

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Containers & Packaging (Continued)

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		$1,150,000	$1,157,188
5.125% Sr. Unsec. Nts., 12/1/24[1]		1,150,000	1,155,750
6.50% Sr. Unsec. Nts., 12/1/20[1]		1,080,000	1,196,100

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		3,175,000	3,286,125

			21,087,285

Metals & Mining—1.4%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	154,924
5.95% Sr. Unsec. Nts., 7/31/24		300,000	251,501

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24		1,960,000	1,793,400

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,498,000	2,135,790
7.875% Sr. Unsec. Nts., 11/1/20		1,682,000	1,290,094

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	1,765,199
5.50% Sr. Unsec. Nts., 2/25/17		3,355,000	3,257,370
6.125% Sr. Unsec. Nts., 6/1/25		730,000	534,725

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,420,000	1,657,700

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,291,500

Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		509,000	491,815
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,615,000	1,301,648

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		2,805,000	2,071,815
4.625% Sr. Unsec. Nts., 4/29/24[1]		113,000	82,624

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	139,428

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		260,000	250,684

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,185,413

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		2,260,000	1,739,743

Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		2,330,000	2,108,650

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,095,000	219,000

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		1,300,000	991,250

			24,714,273

Paper & Forest Products—0.2%

International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44		378,000	344,888
5.15% Sr. Unsec. Nts., 5/15/46		1,922,000	1,835,333

Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[1]		205,000	219,495

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	300,000	352,840

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		415,000	381,800

			3,134,356

Telecommunication Services—3.6%

Diversified Telecommunication Services—2.5%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45		925,000	798,029

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30		415,000	607,574

CenturyLink, Inc., Series S, 6.45% Sr. Unsec. Nts., 6/15/21		1,940,000	1,901,200

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		$5,510,000	$5,406,687

Colombia Telecomunicaciones SA ESP: 5.375% Sr. Unsec. Nts., 9/27/22[1]		370,000	334,850
8.50% Sub. Perpetual Bonds[1,3,11]		55,000	47,437

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16		599,000	604,564

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		2,065,000	1,930,589

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,559,500

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	1,899,825
10.50% Sr. Unsec. Nts., 9/15/22[1]		1,595,000	1,589,019

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		1,380,000	648,600

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		2,710,000	3,559,390

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22		130,000	132,438
5.625% Sr. Unsec. Nts., 2/1/23		1,930,000	1,975,837

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		165,000	166,878

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		6,517,000	6,826,558

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		577,000	588,586
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	274,857

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,763,450

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		250,000	247,512
4.50% Sr. Unsec. Nts., 9/15/20		1,071,000	1,152,070
4.522% Sr. Unsec. Nts., 9/15/48		3,358,000	3,014,869
5.012% Sr. Unsec. Nts., 8/21/54		146,000	134,191

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	835,931
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	1,726,288

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		2,095,000	1,990,250

			44,716,979

Wireless Telecommunication Services—1.1%

Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		780,000	809,243
5.35% Sr. Unsec. Nts., 5/20/24[1]		390,000	410,796

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		360,000	271,800

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		2,425,000	2,037,000

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		730,000	685,736

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		580,000	495,900

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		750,000	695,625

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		122,000	120,261

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	3,066,745

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,11]	GBP	4,065,000	6,158,864

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,11]	EUR	1,815,000	2,057,710

Turkcell Iletisim Hizmetleri AS, 5.75% Unsec. Nts., 10/15/25[1]		310,000	300,220

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	2,225,000	$2,417,501

			19,527,401

Utilities—3.4%

Electric Utilities—1.6%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		291,000	294,883

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		157,000	157,929

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		5,066,000	5,248,857
6.00% Sr. Unsec. Nts., 2/2/18[1]		755,000	795,108

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,11]		2,247,000	2,120,606
5.625% Jr. Sub. Perpetual Bonds[1,3,11]		1,135,000	1,083,641
6.00% Jr. Sub. Perpetual Bonds[3,11]	GBP	1,015,000	1,438,932

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		574,000	611,894

Enel SpA, 5% Jr. Sub. Nts., 1/15/75[3]	EUR	3,915,000	4,457,627

Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		655,000	571,487

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		865,000	991,204
7.25% Sr. Sec. Nts., 1/15/19[1]		2,520,000	2,802,396

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	357,622

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[7,18]		896,916	1

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,379,635

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		629,000	626,953

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		1,345,000	1,373,581

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	30,000,000	457,267

PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		533,000	555,651

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		620,000	677,304

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	585,644

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		596,000	596,005

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		389,000	389,827

			28,574,054

Gas Utilities—0.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		975,000	953,063

ENN Energy Holdings Ltd., 6% Sr. Unsec. Nts., 5/13/21[1]		625,000	681,643

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,285,000	1,098,675

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		990,000	972,675

			3,706,056

Independent Power and Renewable Electricity Producers—0.9%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,071,125

AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[1]		465,000	445,911

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,134,412
7.875% Sr. Sec. Nts., 1/15/23[1]		638,000	682,660

		Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		$2,250,000	$ 2,227,500

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	339,150
7.375% Sr. Unsec. Nts., 11/1/22		1,580,000	1,382,500

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,7]		1,487,674	1,588,092

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		1,765,000	1,434,645

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		345,000	345,690

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	1,745,000	2,649,653

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,528,248

NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,269,488

			17,099,074

Multi-Utilities—0.7%

Centrica plc, 3% Jr. Sub. Nts., 4/10/76[3]	EUR	3,295,000	3,302,144

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		740,000	752,849

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		248,000	231,226

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		325,000	300,126

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,185,000	2,540,038

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	4,005,000	4,557,795

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		261,000	266,103

Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25		312,000	303,051

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		513,000	553,031

			12,806,363

Total Corporate Bonds and Notes (Cost $1,049,016,490)			963,392,082
		Shares
Common Stocks—0.1%
Arco Capital Corp. Ltd.[2,13,18]		690,638	—

Entegra Etc.[13]		5,233	1,255,920

JP Morgan International, GDR[13]		446,838	—

Kaiser Aluminum Corp.		205	17,150

Nortek, Inc.[13]		24,095	1,051,024

Premier Holdings Ltd.[13]		18,514	—

Revel Entertainment, Inc.[13]		16,153	—

Wallace Theater Holdings, Inc.[2,13]		1,525	15

Total Common Stocks (Cost $4,777,077)			2,324,109
		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[13] (Cost $6,331,150)		22,685	—
		Principal Amount
Structured Securities—0.6%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	53,910,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,14]		1,288,712	758,213

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Structured Securities (Continued)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued)
3.138% Sr. Sec. Nts., 4/30/25[1,14]		$1,267,173	$745,541
3.191% Sr. Sec. Nts., 4/30/25[1,14]		1,577,733	928,259
3.242% Sr. Sec. Nts., 4/30/25[1,14]		1,800,742	1,059,466
3.269% Sr. Sec. Nts., 4/30/25[1,14]		1,438,582	846,390
3.346% Sr. Sec. Nts., 4/30/25[1,14]		1,352,207	795,570
3.905% Sr. Sec. Nts., 4/30/25[1,14]		1,642,017	966,080
4.005% Sr. Sec. Nts., 4/30/25[1,14]		1,417,619	834,056
43.009% Sr. Sec. Nts., 12/31/17[2,12]	BRL	7,710,000	4,220,484

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,14]		2,994	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	36,224,043	219,071

Total Structured Securities (Cost $19,091,641)			11,373,130

	Principal Amount	Value

Short-Term Note—1.6%

United States Treasury Bills, 0.066%, 3/31/16[8,14] (Cost $29,995,125)	$30,000,000	$29,987,850

	Shares

Investment Companies—12.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[19,20]	92,728,261	92,728,261

Oppenheimer Master Event-Linked Bond Fund, LLC[19]	3,158,849	47,444,391

Oppenheimer Master Loan Fund, LLC[19]	6,443,877	92,131,666

Total Investment Companies (Cost $242,292,258)		232,304,318

	Counterparty		Exercise Price		Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

AUD Currency Put[13]	BNP	USD	0.693		3/31/16	AUD	27,000,000	168,345

EUR Currency Put[13]	DEU	USD	1.075		3/17/16	EUR	37,540,000	523,645

KRW Currency Put[13]	JPM	KRW	1150.000		1/25/16	KRW	21,430,000,000	450,030

MXN Currency Call[13]	JPM	MXN	15.060		4/11/16	MXN	187,800,000	1,127

TRY Currency Put[13]	CITNA-B	TRY	2.973		1/18/16	TRY	55,565,000	96,739

Total Over-the-Counter Options Purchased (Cost $1,926,697)								1,239,886

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 2/2/21 Call[13]	GSG	Receive	Three-Month USD BBA LIBOR	1.610%	1/29/16	USD	99,269	801,174

			If the “FRO 2” is less than 0.40% at Fixing Date then the Floating Rate will be calculated as MAX[0;(FRO 1-Strike Swap Rate)]
Interest Rate Swap maturing 4/26/18 Call[13]	DEU	Receive		0.800	4/24/18	EUR	52,600	263,434

Interest Rate Swap maturing 5/30/33 Put[13]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	65,015

Interest Rate Swap maturing 1/2/17 Call[13]	BOA	Pay	BZDI	12.545	1/4/16	BRL	31,000	—

Interest Rate Swap maturing 1/2/19 Call[13]	BOA	Pay	BZDI	11.420	1/4/16	BRL	31,000	—

Interest Rate Swap maturing 1/4/21 Call[13]	BOA	Pay	BZDI	11.380	1/4/16	BRL	28,160	—

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,131,433)								1,129,623

Total Investments, at Value (Cost $1,959,243,879)							100.9%	1,821,531,785

Net Other Assets (Liabilities)							(0.9)	(16,679,099)

Net Assets							100.0%	$1,804,852,686

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $602,267,339 or 33.37% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $6,905,023, which represents 0.38% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

American Credit Acceptance Receivables Trust, Series 2015-3, Cl. B, 3.56%, 10/12/21	9/30/15	$524,947	$521,522	$(3,425)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.763%, 3/26/36	3/6/15	142,885	142,168	(717)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 7/25/14	533,390	451,802	(81,588)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 43.009% Sr. Sec. Nts., 12/31/17	9/19/07	3,782,847	4,220,484	437,637
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,929	29,996	(498,933)

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	$1,578,310	$1,522,350	$ (55,960)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	16,686	(49,339)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Wallace Theater Holdings, Inc.	3/28/13	15	15	—

		$7,400,023	$6,905,023	$ (495,000)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,022,467 or 0.23% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,711,665. See Note 6 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,306,614. See Note 6 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Non-income producing security.

14. Zero coupon bond reflects effective yield on the date of purchase.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes to Financial Statements.

17. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

18. Security received as the result of issuer reorganization.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	55,210,591	772,496,980	734,979,310	92,728,261
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	—	3,158,849
Oppenheimer Master Loan Fund, LLC	8,486,824	—	2,042,947	6,443,877
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,508,180	8,196	4,516,376	—

		Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$92,728,261	$129,468	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		47,444,391	2,616,928 [a]	670,947 [a]
Oppenheimer Master Loan Fund, LLC		92,131,666	5,711,861 [b]	(1,753,240)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		—	82,578	(33,274)

Total		$232,304,318	$8,540,835	$(1,115,567)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent

United States	$1,231,493,631	67.6%
United Kingdom	69,442,684	3.8
India	51,312,102	2.8
Mexico	46,863,914	2.6
France	36,889,835	2.0
Netherlands	31,100,497	1.7
Ireland	22,991,513	1.3
Italy	22,543,822	1.2
Canada	20,912,905	1.2
Brazil	19,761,644	1.1
Spain	19,162,167	1.1
Supranational	16,991,566	0.9
Luxembourg	15,885,644	0.9
Peru	14,949,650	0.8
Germany	14,579,097	0.8
Romania	13,689,722	0.8
South Africa	13,121,202	0.7

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited / Continued)	Value	Percent

Hungary	$11,858,177	0.7%
Switzerland	10,727,129	0.6
Panama	10,290,112	0.6
China	9,771,583	0.5
Israel	9,748,012	0.5
Colombia	9,568,292	0.5
Indonesia	9,400,462	0.5
Portugal	7,583,985	0.4
Russia	5,801,081	0.3
Kazakhstan	5,724,444	0.3
Australia	5,669,580	0.3
Chile	5,342,586	0.3
Denmark	4,505,430	0.3
Croatia	4,155,710	0.2
Uruguay	4,069,825	0.2
Ukraine	3,722,320	0.2
United Arab Emirates	3,319,658	0.2
Jamaica	3,088,800	0.2
Morocco	2,674,032	0.2
Dominican Republic	2,546,157	0.1
Belgium	2,428,471	0.1
Philippines	2,379,635	0.1
Paraguay	2,347,800	0.1
Sri Lanka	2,225,918	0.1
Austria	2,057,710	0.1
Ivory Coast	1,986,139	0.1
Jersey, Channel Islands	1,974,000	0.1
Greece	1,875,025	0.1
Serbia	1,843,004	0.1
Turkey	1,762,846	0.1
Vietnam	1,353,282	0.1
Namibia	1,176,424	0.1
South Korea	1,072,403	0.1
Japan	953,494	0.1
Eurozone	787,079	0.1
Costa Rica	734,437	0.1
Nigeria	582,919	0.0
Angola	578,150	0.0
Thailand	536,745	0.0
Finland	352,840	0.0
Sweden	309,741	0.0
Bermuda	279,216	0.0
Iraq	260,841	0.0
Malaysia	235,109	0.0
Egypt	179,587	0.0

Total	$1,821,531,785	100.0%

Forward Currency Exchange Contracts as of December 31, 2015

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	02/2016	INR	623,160	USD	9,293	$51,043	$ –
BNP	01/2016	USD	7,322	KRW	8,497,000	95,772	–
BOA	01/2016	BRL	11,770	USD	3,034	–	59,213
BOA	01/2016 - 02/2016	INR	3,585,840	USD	53,251	590,817	–
BOA	01/2016	KRW	8,623,000	USD	7,342	–	8,494
BOA	01/2016	RUB	619,400	USD	8,768	–	331,543
BOA	01/2016	TRY	21,420	USD	7,348	–	36,201
BOA	01/2016	USD	3,014	BRL	11,770	39,199	–
BOA	03/2016	USD	1,004	COP	3,248,000	–	12,999
BOA	05/2016	USD	68,315	EUR	63,195	–	635,488
BOA	05/2016	USD	62,984	GBP	41,415	1,907,250	–
BOA	01/2016 - 03/2016	USD	58,532	INR	3,978,000	–	1,132,562
BOA	01/2016 - 02/2016	USD	18,601	KRW	21,641,000	198,816	–
BOA	06/2016	USD	2,373	PHP	113,000	–	2,122
CITNA-B	05/2016	USD	8,856	CAD	12,270	–	15,912
CITNA-B	05/2016	USD	9,456	EUR	8,890	–	243,128
CITNA-B	01/2016	USD	9,080	KRW	10,677,000	–	306
CITNA-B	01/2016	USD	9,271	RUB	683,380	–	37,135
CITNA-B	03/2016	USD	10,280	ZAR	150,040	681,745	–
DEU	01/2016	JPY	1,136,000	USD	9,227	227,502	–
DEU	01/2016	USD	8,924	JPY	1,082,000	–	80,954
DEU	01/2016	USD	7,323	TRY	21,420	10,890	–

28    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	01/2016	BRL	20,990	USD	5,375	$–	$ 69,906
GSCO-OT	01/2016	USD	5,573	BRL	20,990	267,481	–
GSCO-OT	01/2016	USD	846	ZAR	12,830	16,639	–
HSBC	01/2016	INR	615,000	USD	9,198	97,849	–
HSBC	05/2016	SGD	230	USD	161	178	–
HSBC	05/2016	USD	2,266	EUR	2,085	5,427	14,357
HSBC	01/2016	USD	9,272	INR	615,000	–	23,792
HSBC	05/2016	USD	322	SGD	460	–	825
JPM	01/2016	CNH	55,600	USD	9,041	–	590,348
JPM	05/2016	EUR	11,180	USD	12,154	49,187	6,294
JPM	01/2016	JPY	1,142,000	USD	9,327	177,078	–
JPM	01/2016	KRW	21,226,000	USD	18,102	16,396	66,957
JPM	01/2016	RUB	1,058,700	USD	15,019	–	579,865
JPM	01/2016	USD	8,825	CNH	55,600	374,359	–
JPM	01/2016 - 05/2016	USD	15,170	EUR	13,880	110,952	49,831
JPM	02/2016 - 05/2016	USD	44,682	INR	3,009,000	173,546	413,172
JPM	01/2016 - 04/2016	USD	5,142	RUB	363,800	173,261	–
JPM	01/2016	USD	9,163	SGD	12,870	88,712	–
JPM	01/2016	USD	9,035	TWD	299,000	–	32,280
JPM	01/2016	USD	766	ZAR	11,740	6,785	–
MSCO	01/2016	EUR	8,385	USD	9,201	–	87,036
MSCO	01/2016	MXN	186,000	USD	11,155	–	373,436
MSCO	02/2016	USD	4,785	COP	14,517,000	232,850	–
MSCO	05/2016	USD	3,016	EUR	2,770	13,171	18,908
MSCO	01/2016 - 04/2016	USD	46,182	MXN	769,300	1,738,899	–
NOM	05/2016	GBP	1,425	USD	2,168	–	66,351
TDB	01/2016	BRL	35,220	USD	8,817	85,579	–
TDB	01/2016 - 02/2016	USD	25,542	BRL	95,760	1,581,415	89,192
TDB	05/2016	USD	28,141	EUR	26,075	–	305,845
TDB	05/2016	USD	851	GBP	560	25,316	–
TDB	03/2016	USD	8,716	HUF	2,565,000	–	113,661
TDB	04/2016	USD	18,281	INR	1,238,000	–	119,495
TDB	02/2016	USD	9,856	KRW	11,297,000	250,968	–
TDB	03/2016	USD	1,902	ZAR	30,750	–	65,431

Total Unrealized Appreciation and Depreciation						$9,289,082	$5,683,039

Futures Contracts as of December 31, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-Bundesobligation	EUX	Sell	3/08/16	11	$1,887,815	$ 7,639
United States Treasury Long Bonds	CBT	Sell	3/21/16	278	42,742,500	99,416
United States Treasury Long Bonds	CBT	Buy	3/21/16	35	5,381,250	(9,553)
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/16	123	26,719,828	42,317
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	329	71,470,109	(121,797)
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	17	2,011,445	(6,394)
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	707	89,015,719	296,810
United States Ultra Bonds	CBT	Buy	3/21/16	197	31,261,438	104,326

						$ 412,764

Over-the-Counter Options Written at December 31, 2015

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AUD Currency Put	BNP	USD	0.660	3/31/16	AUD	(28,250,000)	$74,015	$ (44,692)

BRL Currency Put	GSG	BRL	25.000	9/12/16	BRL	(25,000,000)	383,214	(282,765)

COP Currency Put	CITNA-B	COP	3250.000	3/2/16	COP	(9,720,000,000)	86,552	(97,200)

COP Currency Put	GSG	COP	3230.000	3/1/16	COP	(12,080,000,000)	90,918	(132,880)

EUR Currency Call	DEU	USD	1.133	3/17/16	EUR	(37,540,000)	203,467	(180,192)

EUR Currency Put	DEU	USD	1.040	3/17/16	EUR	(37,540,000)	251,518	(193,368)

EUR Currency Call[1]	GSG	MXN	18.000	7/20/16	EUR	(9,375,000)	345,255	(728,333)

KRW Currency Call	JPM	KRW	1090.000	1/25/16	KRW	(20,310,000,000)	131,356	–

KRW Currency Put	JPM	KRW	1200.000	1/25/16	KRW	(22,360,000,000)	138,848	(67,080)

TRY Currency Put	CITNA-B	TRY	3.094	1/18/16	TRY	(57,810,000)	127,075	(11,157)

ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(105,000,000)	228,814	(284,445)

Total of Over-the-Counter Options Written							$2,061,032	$ (2,022,112)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.5 MXN per 1 EUR.

29    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps at December 31, 2015

Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

XOVER 24		Sell	5.000%	12/20/20	EUR	8,750	$(884,467)	$753,273

Over-the-Counter Credit Default Swaps at December 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,737)	$188,290

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	5,580

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	5,580

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	9,680

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(145,750)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,652	(145,750)

Malaysia	BNP	Buy	1.000	12/20/20	USD	765	(40,897)	30,094

Malaysia	MOS	Buy	1.000	12/20/20	USD	765	(48,374)	30,094

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	1,306	(67,735)	51,377

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	385	(26,693)	15,145

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	1,740	(91,024)	68,450

Penerbangan Malaysia Bhd	JPM	Buy	1.000	12/20/20	USD	1,320	(55,715)	51,927

Republic of Colombia	BOA	Buy	1.000	9/20/20	USD	2,115	(85,092)	144,442

Republic of Colombia	BOA	Sell	1.000	12/20/20	USD	1,524	81,521	(112,884)

Russian Federation	BNP	Buy	1.000	12/20/20	USD	765	(81,669)	73,151

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(14,724)

Total Over-the-Counter Credit Default Swaps							$(132,563)	$254,702

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$ 1,740,000		$ —		BBB-
Investment Grade Sovereign Debt	1,524,000		2,115,000		BBB
Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB- to BBB
Non-Investment Grade Corporate Debt Indexes	8,750,000	EUR	—	EUR	B-
Non-Investment Grade Sovereign Debt	950,000		—		CCC+

Total	$ 4,214,000		$ 2,115,000

Total EUR	9,250,000	EUR	—	EUR

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BOA	Pay	Six-Month USD BBA LIBOR	6.330%	3/31/20	INR	145,780	INR	2,329	$(157,513)

BOA	Pay	Six-Month USD BBA LIBOR	6.250	3/25/20	INR	145,508	INR	2,336	(174,546)

GSG	Pay	Six-Month USD BBA LIBOR	6.300	4/9/18	INR	582,000	INR	9,342	(492,757)

GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	905,460	INR	14,529	(688,090)

Total Over-the-Counter Currency Swaps									$(1,512,906)

Centrally Cleared Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

DEU	Receive	Six-Month HUF BUBOR	1.800%	11/6/20	HUF	746,700	$18,955

DEU	Pay	Six-Month PLN WIBOR WIBO	2.320	10/29/25	PLN	5,330	(13,303)

DEU	Receive	Six-Month PLN WIBOR WIBO	1.825	10/29/20	PLN	10,040	17,198

DEU	Pay	Six-Month HUF BUBOR	2.670	11/6/25	HUF	401,600	(21,493)

GSG	Pay	Six-Month PLN WIBOR WIBO	2.145	6/29/18	PLN	61,525	347,588

JPM	Pay	Six-Month PLN WIBOR WIBO	2.500	12/14/25	PLN	11,100	13,486

JPM	Receive	Three-Month HUF BUBOR	1.910	7/8/17	HUF	3,550,000	(58,850)

JPM	Receive	Three-Month HUF BUBOR	1.775	7/18/17	HUF	3,490,000	(41,081)

Total Centrally Cleared Interest Rate Swaps							$262,500

30    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Pay	MXN TIIE BANXICO	3.860%	11/17/16	MXN	210,000	$1,553

BAC	Pay	MXN TIIE BANXICO	3.900	12/16/16	MXN	213,825	2,791

BAC	Pay	MXN TIIE BANXICO	4.310	12/15/17	MXN	108,750	(7,726)

BOA	Pay	Six-Month INR MIBOR OIS COMPOUND	6.980	7/30/20	INR	460,000	5,315

BOA	Receive	One-Time INR MIBOR OIS COMPOUND	7.360	7/30/16	INR	2,020,000	(90,953)

BOA	Pay	BZDI	13.975	1/2/18	BRL	40,900	(352,548)

BOA	Pay	Three-Month MYR KLIBOR BNM	4.060	7/24/20	MYR	20,230	17,828

BOA	Pay	Six-Month INR FBIL MIBOR OIS COMPOUND	6.820	11/26/20	INR	200,000	(17,366)

BOA	Pay	One-Time INR MIBOR OIS COMPOUND	7.015	11/26/16	INR	850,000	(6,579)

BOA	Receive	Three-Month MYR KLIBOR BNM	3.730	7/24/16	MYR	94,415	18,697

DEU	Pay	MXN TIIE BANXICO	4.330	11/3/17	MXN	210,400	6,411

DEU	Pay	Three-Month ILS TELBOR01	1.170	11/20/19	ILS	24,375	(15,655)

GSG	Pay	MXN TIIE BANXICO	3.900	12/15/16	MXN	216,300	3,252

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	30,000	(63,718)

GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	810,000	9,251

GSG	Pay	BZDI	13.145	1/2/17	BRL	38,450	(273,845)

GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	2,500,000	19,839

GSG	Pay	MXN TIIE BANXICO	4.745	12/15/17	MXN	223,750	(18,193)

HSBC	Pay	Six-Month HUF BUBOR	2.735	11/9/25	HUF	410,000	(13,953)

HSBC	Receive	Six-Month HUF BUBOR	1.865	11/9/20	HUF	765,000	11,316

		Three-Month CNY
JPM	Receive	CNREPOFIX=CFXS	2.630	6/26/20	CNY	40,605	(23,697)

Total Over-the-Counter Interest Rate Swaps							$ (787,980)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional	Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580%	1/4/16	BRL	28,160	$54,034	$(699,043)

Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,002	(464,553)

Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	31,000	34,727	(265,831)

Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	31,000	21,449	(93,183)

Interest Rate Swap maturing 2/2/21 Call	GSG	Pay	Three-Month USD BBA LIBOR	1.810	1/29/16	USD	198,537	779,259	(521,395)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,003	(464,554)

Total Over-the-Counter Interest Rate Swaptions Written								$1,043,474	$ (2,508,559)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee

31    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Currency abbreviations (Continued)
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CNREPOFIX=CFXS	Repurchase Fixing Rates
FBIL	Financial Benchmarks India Private Ltd.
FRO 1	Floating Rate Option 30 yr. Rate
FRO 2	Floating Rate Option 10 yr. Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
Teleboro1	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
XOVER 24	iTraxx Europe Crossover Series 24 Version 1

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Consolidated Notes to Financial Statements.

32    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,716,951,621)	$ 1,589,227,467
Affiliated companies (cost $242,292,258)	232,304,318

1,821,531,785

Cash	19,140,599

Cash—foreign currencies (cost $3,706,848)	3,734,406

Unrealized appreciation on forward currency exchange contracts	9,289,082

Swaps, at value (premiums paid $635,053)	770,063

Centrally cleared swaps, at value (premiums paid $884,467)	1,150,500

Receivables and other assets:
Interest, dividends and principal paydowns	20,658,118
Shares of beneficial interest sold	7,148,179
Investments sold (including $5,184,951 sold on a when-issued or delayed delivery basis)	6,152,083
Variation margin receivable	209,718
Other	168,940

Total assets	1,889,953,473

Liabilities
Centrally cleared swap collateral due	331,775

Unrealized depreciation on forward currency exchange contracts	5,683,039

Options written, at value (premiums received $2,061,032)	2,022,112

Swaps, at value (premiums received $502,490)	2,816,247

Centrally cleared swaps, at value	134,727

Swaptions written, at value (premiums received $1,043,474)	2,508,559

Payables and other liabilities:
Investments purchased (including $66,019,166 purchased on a when-issued or delayed delivery basis)	69,953,647
Shares of beneficial interest redeemed	645,625
Variation margin payable	340,363
Distribution and service plan fees	293,727
Shareholder communications	130,226
Trustees’ compensation	84,047
Other	156,693

Total liabilities	85,110,787

Net Assets	$ 1,804,852,686

Composition of Net Assets
Par value of shares of beneficial interest	$ 363,270

Additional paid-in capital	1,973,367,776

Accumulated net investment income	90,272,009

Accumulated net realized loss on investments and foreign currency transactions	(121,879,025)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(137,271,344)

Net Assets	$ 1,804,852,686

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $429,709,418 and 88,128,855 shares of beneficial interest outstanding)	$4.88
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,375,143,268 and 275,141,543 shares of beneficial interest outstanding)	$5.00

See accompanying Consolidated Notes to Financial Statements.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$ 2,615,823
Dividends	1,105
Expenses	(202,815)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,414,113

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	5,676,560
Dividends	35,301
Expenses	(365,144)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,346,717

Total allocation of net investment income from master funds	7,760,830

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $457,746)	94,869,500

Fee income on when-issued securities	1,643,898

Dividends:
Unaffiliated companies	146,602
Affiliated companies	212,046

Total investment income	96,872,046

Expenses
Management fees	11,920,333

Distribution and service plan fees:
Service shares	3,741,988

Transfer and shareholder servicing agent fees:
Non-Service shares	510,995
Service shares	1,497,072

Shareholder communications:
Non-Service shares	46,194
Service shares	140,565

Custodian fees and expenses	227,307

Trustees’ compensation	65,873

Borrowing fees	14,243

Other	312,391

Total expenses	18,476,961
Less reduction to custodian expenses	(6,041)
Less waivers and reimbursements of expenses	(688,473)

Net expenses	17,782,447

Net Investment Income	86,850,429

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised) (net of foreign capital gains tax of $84,516)	$ (57,016,935)
Affiliated companies	(33,274)
Closing and expiration of option contracts written	1,219,964
Closing and expiration of futures contracts	(2,672,293)
Foreign currency transactions	7,302,944
Swap contracts	(2,952,858)
Swaption contracts	1,801,787

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	670,947
Oppenheimer Master Loan Fund, LLC	(1,753,240)

Net realized loss	(53,432,958)

Net change in unrealized appreciation/depreciation on:
Investments	(55,426,457)
Translation of assets and liabilities denominated in foreign currencies	(10,908,001)
Futures contracts	(436,856)
Option contracts written	20,956
Swap contracts	(2,705,741)
Swaption contracts	(209,992)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,604,634)
Oppenheimer Master Loan Fund, LLC	(4,267,689)

Net change in unrealized appreciation/depreciation	(75,538,414)

Net Decrease in Net Assets Resulting from Operations	$ (42,120,943)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Consolidated Notes to Financial Statements.

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$ 86,850,429	$ 107,224,322

Net realized loss	(53,432,958)	(5,459,632)

Net change in unrealized appreciation/depreciation	(75,538,414)	(36,151,836)

Net increase (decrease) in net assets resulting from operations	(42,120,943)	65,612,854

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(29,479,205)	(31,299,751)
Service shares	(81,704,570)	(63,703,194)

	(111,183,775)	(95,002,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(120,101,219)	(142,634,078)
Service shares	(59,939,490)	(144,544,896)

	(180,040,709)	(287,178,974)

Net Assets
Total decrease	(333,345,427)	(316,569,065)

Beginning of period	2,138,198,113	2,454,767,178

End of period (including accumulated net investment income of $90,272,009 and $104,708,911, respectively)	$ 1,804,852,686	$ 2,138,198,113

See accompanying Consolidated Notes to Financial Statements.

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$5.30	$5.38	$5.67	$5.38	$5.58

Income (loss) from investment operations:
Net investment income[2]	0.23	0.26	0.28	0.33	0.36
Net realized and unrealized gain (loss)	(0.34)	(0.11)	(0.29)	0.36	(0.31)

Total from investment operations	(0.11)	0.15	(0.01)	0.69	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.23)	(0.28)	(0.34)	(0.18)
Distributions from net realized gain	0.00	0.00	0.00	(0.06)	(0.07)

Total dividends and distributions to shareholders	(0.31)	(0.23)	(0.28)	(0.40)	(0.25)

Net asset value, end of period	$4.88	$5.30	$5.38	$5.67	$5.38

Total Return, at Net Asset Value[3]	(2.26)%	2.84%	(0.13)%	13.53%	0.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$429,710	$586,951	$738,741	$741,996	$648,084

Average net assets (in thousands)	$510,765	$707,673	$734,707	$690,351	$694,868

Ratios to average net assets:[4,5]
Net investment income	4.51%	4.73%	5.12%	6.01%	6.50%
Expenses excluding interest and fees from borrowings	0.76%	0.74%	0.74%	0.77%	0.77%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.74%	0.74%	0.77%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.71%	0.72%	0.71%	0.71%

Portfolio turnover rate[8]	79%	93%	107%	78%	49%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614

See accompanying Consolidated Notes to Financial Statements.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$5.42	$5.50	$5.79	$5.49	$5.68

Income (loss) from investment operations:
Net investment income[2]	0.23	0.25	0.27	0.33	0.35
Net realized and unrealized gain (loss)	(0.35)	(0.11)	(0.29)	0.36	(0.31)

Total from investment operations	(0.12)	0.14	(0.02)	0.69	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.22)	(0.27)	(0.33)	(0.16)
Distributions from net realized gain	0.00	0.00	0.00	(0.06)	(0.07)

Total dividends and distributions to shareholders	(0.30)	(0.22)	(0.27)	(0.39)	(0.23)

Net asset value, end of period	$5.00	$5.42	$5.50	$5.79	$5.49

Total Return, at Net Asset Value[3]	(2.49)%	2.49%	(0.37)%	13.15%	0.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,375,143	$1,551,247	$1,716,026	$1,840,721	$1,604,906

Average net assets (in thousands)	$1,496,350	$1,646,615	$1,794,640	$1,715,995	$1,673,715

Ratios to average net assets:[4,5]
Net investment income	4.26%	4.48%	4.88%	5.76%	6.25%
Expenses excluding interest and fees from borrowings	1.01%	0.99%	0.99%	1.02%	1.02%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.01%	0.99%	0.99%	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.96%	0.97%	0.96%	0.96%

Portfolio turnover rate[8]	79%	93%	107%	78%	49%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614

See accompanying Consolidated Notes to Financial Statements.

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2015

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 139,825 shares with net assets of $11,944,412 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$4,543,495
Net assets	$11,944,412
Net income (loss)	$(22,110)
Net realized gain (loss)	$(173,977)
Net change in unrealized appreciation/depreciation	$(187,860)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$81,686,441	$—	$112,354,690	$137,433,590

1.  At period end, the Fund had $112,171,105 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$3,339,490
No expiration	108,831,615

Total	$112,171,105

$3,339,490 of the capital loss carryforward is due to merger activity and is subject to annual Sec. 382 limits of $3,339,490 per year.

2. The Fund had $183,585 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund utilized $11,497,573 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the reporting period, $5,751,368 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U. S. GAAP.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$5,751,971	$9,896,444	$4,144,473

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Ordinary income	$ 111,183,775	$ 95,002,945

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,956,345,007
Federal tax cost of other investments	(45,973,894)

Total federal tax cost	$1,910,371,113

Gross unrealized appreciation	$46,984,778
Gross unrealized depreciation	(184,418,368)

Net unrealized depreciation	$(137,433,590)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

3. Securities Valuation (Continued)

most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$89,098,361	$16,991,566	$106,089,927
Mortgage-Backed Obligations	—	250,873,148	16,686	250,889,834
U.S. Government Obligations	—	33,564,769	—	33,564,769
Foreign Government Obligations	—	173,263,594	—	173,263,594
Corporate Loans	—	15,965,211	7,452	15,972,663
Corporate Bonds and Notes	—	963,362,085	29,997	963,392,082
Common Stocks	1,068,174	—	1,255,935	2,324,109
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	6,933,575	4,439,555	11,373,130
Short-Term Note	—	29,987,850	—	29,987,850
Investment Companies	92,728,261	139,576,057	—	232,304,318
Over-the-Counter Options Purchased	—	1,239,886	—	1,239,886
Over-the-Counter Interest Rate Swaptions Purchased	—	1,129,623	—	1,129,623

Total Investments, at Value	93,796,435	1,704,994,159	22,741,191	1,821,531,785
Other Financial Instruments:
Swaps, at value	—	770,063	—	770,063
Centrally cleared swaps, at value	—	1,150,500	—	1,150,500
Futures contracts	550,508	—	—	550,508
Forward currency exchange contracts	—	9,289,082	—	9,289,082

Total Assets	$94,346,943	$1,716,203,804	$22,741,191	$1,833,291,938

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,816,247)	$—	$(2,816,247)
Centrally cleared swaps, at value	—	(134,727)	—	(134,727)
Options written, at value	—	(2,022,112)	—	(2,022,112)
Futures contracts	(137,744)	—	—	(137,744)
Forward currency exchange contracts	—	(5,683,039)	—	(5,683,039)
Swaptions written, at value	—	(2,508,559)	—	(2,508,559)

Total Liabilities	$(137,744)	$(13,164,684)	$—	$(13,302,428)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$2,832,625	$–	$–	$(2,832,625)
Corporate Bonds and Notes	2,578,016	(39,746)	39,746	(2,578,016)
Common Stocks	–	(1,491,405)	1,491,405	–

Total Assets	$5,410,641	$(1,531,151)	$1,531,151	$(5,410,641)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

3. Securities Valuation (Continued)

	Value as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities	$17,141,305	$—	$(280,930)	$131,191
Mortgage-Backed Obligations	2,842,770	—	6,541	—
Corporate Loans	7,452	—	—	—
Corporate Bonds and Notes	2,992,241	(5,309,043)	6,776,070	(44)
Common Stocks	15	—	(235,485)	—
Structured Securities	8,042,066	(1,453,748)	(1,368,722)	82,747

Total Assets	$31,025,849	$(6,762,791)	$4,897,474	$213,894

a. Included in net investment income.
	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of December 31, 2015

Assets Table (Continued)
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$16,991,566
Mortgage-Backed Obligations	—	—	(2,832,625)	16,686
Corporate Loans	—	—	—	7,452
Corporate Bonds and Notes	(1,890,957)	39,746	(2,578,016)	29,997
Common Stocks	—	1,491,405	—	1,255,935
Structured Securities	(862,788)	—	—	4,439,555

Total Assets	$(2,753,745)	$1,531,151	$(5,410,641)	$22,741,191

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Asset-Backed Securities	$(280,930)
Mortgage-Backed Obligations	6,541
Corporate Bonds and Notes	(9,930)
Common Stocks	(235,485)
Structured Securities	(893,231)

Total Assets	$(1,413,035)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of December 31, 2015	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$16,991,566	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	16,686	Broker quotes	N/A	N/A	N/A	(a)
Corporate Loans	7,452	Pricing service	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	29,996	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	1	Estimated Recovery proceeds	Nominal Value	N/A	0.01% of par	(b)
Common Stocks	15	Estimated Recovery proceeds	Nominal Value	N/A	$0.01/share	(c)
Common Stocks	1,255,920	Pricing service	N/A	N/A	N/A	(a)
Structured Securities	4,439,555	Broker quotes	N/A	N/A	N/A	(a)

Total	$22,741,191

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate bonds and notes received from a bond restructuring using a nominal value per share to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 8.2% of Master Loan and 15.6% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

45    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$66,019,166
Sold securities	5,184,951

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $21,238 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$15,675,558
Market Value	$2,687,106
Market Value as % of Net Assets	0.15%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $906,955, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares comprising 46.49% of the Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

47    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $345,200,524 and $704,895,494, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $128,433,853 and $117,100,266 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,318,355 and $1,129,794 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,182,786 and $2,748,794 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	108,580,000	$600,824

Options written	317,148,739,131	26,720,126
Options closed or expired	(3,923,016,873)	(1,219,964)
Options exercised	(248,563,787,258)	(24,039,954)

Options outstanding as of December 31, 2015	64,770,515,000	$2,061,032

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the

49    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

6. Use of Derivatives (Continued)

difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $34,013,025 and $32,095,294 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $1,881,444 and $58,859,389 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $103,512,171 and $119,631,519 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $2,199,847 and $3,078,636 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2014	$65,040,000	$710,481
Swaptions written	3,815,985,557	15,600,358
Swaptions closed or expired	(843,634,116)	(1,801,786)
Swaptions exercised	(2,675,094,000)	(13,465,579)

Swaptions outstanding as of December 31, 2015	$362,297,441	$1,043,474

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,193,030.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate

51    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

6. Use of Derivatives (Continued)

customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the
		Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$3,005,959	$(3,005,959)	$—	$—	$—
Barclays Bank plc	308,692	(299,226)	—	—	9,466
BNP Paribas	418,739	(59,416)	(359,323)	—	—
Citibank NA	778,484	(404,838)	(256,748)	—	116,898
Deutsche Bank Securities, Inc.	1,031,882	(470,169)	—	(420,000)	141,713
Goldman Sachs Bank USA	284,120	(69,906)	—	—	214,214
Goldman Sachs Group, Inc. (The)	833,516	(833,516)	—	—	—
HSBC Bank USA NA	114,770	(52,927)	(40,818)	—	21,025
JPMorgan Chase Bank NA	1,673,360	(1,673,360)	—	—	—
Morgan Stanley & Co., Inc.	30,094	—	—	—	30,094
Morgan Stanley Capital Services, Inc.	1,984,920	(479,380)	—	(1,505,540)	—
Toronto Dominion Bank	1,943,278	(693,624)	(428,457)	—	821,197
UBS AG	20,840	—	(20,840)	—	—

	$12,428,654	$(8,042,321)	$(1,106,186)	$(1,925,540)	$1,354,607

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

		Gross Amounts Not Offset in the
		Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(4,938,066)	$3,005,959	$1,932,107	$—	$—
Barclays Bank plc	(299,226)	299,226	—	—	—
BNP Paribas	(59,416)	59,416	—	—	—
Citibank NA	(404,838)	404,838	—	—	—
Deutsche Bank Securities, Inc.	(470,169)	470,169	—	—	—
Goldman Sachs Bank USA	(69,906)	69,906	—	—	—
Goldman Sachs Group, Inc. (The)	(3,201,976)	833,516	1,778,743	—	(589,717)
HSBC Bank USA NA	(52,927)	52,927	—	—	—
JPMorgan Chase Bank NA	(2,294,078)	1,673,360	569,358	—	(51,360)
Morgan Stanley Capital Services, Inc.	(479,380)	479,380	—	—	—
Nomura Global Financial Products, Inc.	(66,351)	—	—	—	(66,351)

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the
		Consolidated Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Toronto Dominion Bank	$(693,624)	$693,624	$—	$—	$—

	$(13,029,957)	$8,042,321	$4,280,208	$—	$(707,428)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for	Consolidated Statement of Assets		Consolidated Statement of Assets
as Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Credit contracts	Swaps, at value	$673,810	Swaps, at value	$419,108
Forward currency exchange contracts			Swaps, at value	1,512,906
Interest rate contracts	Swaps, at value	96,253	Swaps, at value	884,233
Credit contracts	Centrally cleared swaps, at value	753,273
Interest rate contracts	Centrally cleared swaps, at value	397,227	Centrally cleared swaps, at value	134,727
Interest rate contracts	Variation margin receivable	209,718 *	Variation margin payable	340,363 *
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,289,082	Unrealized depreciation on foreign currency exchange contracts	5,683,039
Forward currency exchange contracts			Options written, at value	2,022,112
Interest rate contracts			Swaptions written, at value	2,508,559
Foreign exchange contracts	Investments, at value	1,239,886 **
Interest rate contracts	Investments, at value	1,129,623 **

Total		$13,788,872		$13,505,047

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$145,257	$239,020	$—	$—	$—	$(662,512)	$(278,235)
Equity contracts	(787,450)	—	56,111	—	—	—	(731,339)
Forward currency exchange contracts	3,781,051	59,473	1,163,853	—	52,381,145	333,807	57,719,329
Interest rate contracts	(3,768,750)	1,503,294	—	(2,672,293)	—	(2,624,153)	(7,561,902)

Total	$(629,892)	$1,801,787	$1,219,964	$(2,672,293)	$52,381,145	$(2,952,858)	$49,147,853

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(1,446,263)	$(1,446,263)
Equity contracts	(185,371)	—	—	—	—	—	(185,371)
Forward currency exchange contracts	(609,333)	63,839	—	—	(11,869,416)	(1,512,906)	(13,927,816)
Interest rate contracts	1,665,681	(42,883)	(209,992)	(436,856)	—	253,428	1,229,378

Total	$870,977	$20,956	$(209,992)	$(436,856)	$(11,869,416)	$(2,705,741)	$(14,330,072)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

53    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	4,671,962	$23,990,179	9,006,106	$48,748,110
Dividends and/or distributions reinvested	5,825,930	29,479,205	5,850,421	31,299,751
Redeemed	(33,212,336)	(173,570,603)	(41,379,216)	(222,681,939)

Net decrease	(22,714,444)	$(120,101,219)	(26,522,689)	$(142,634,078)

Service Shares
Sold	13,496,560	$71,281,913	11,185,648	$61,790,733
Dividends and/or distributions reinvested	15,712,417	81,704,570	11,624,671	63,703,194
Redeemed	(40,362,328)	(212,925,973)	(48,724,577)	(270,038,823)

Net decrease	(11,153,351)	$(59,939,490)	(25,914,258)	$(144,544,896)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,383,893,591	$1,591,953,126
U.S. government and government agency obligations	70,629,311	74,135,243
To Be Announced (TBA) mortgage-related securities	1,225,140,927	1,266,426,777

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

 The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $39,777.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $648,696 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed.

 During the period the Fund had $27,302,541 in purchases and $43,175,914 in sales considered cross-trades.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA and subsidiary as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 16, 2016

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.17% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani, and Hemant Baijal, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the five-year period, but underperformed its category median during the one-, three- and ten-year periods. The Board took into account the Adviser’s assertion that the Fund underperformed its performance category for the one- and three-year periods due to several asset allocation decisions relative to peer funds, including the Fund’s position in emerging market local debt for the one-year period, as well as security selection in high yield bonds. The Board also considered the Adviser’s assertion that the Fund outperformed its benchmark and ranked in the 25th percentile for the year-to-date period ended April 30, 2015. The Board took into account recent changes to the Fund, including that Hemant Baijal was appointed as a new portfolio manager for the Fund effective as of March 31, 2015.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multisector bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board noted that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 194	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Mata, Memani, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Brown and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal Vice President (Since 2015) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011) and Co-Head of the Global Debt Team (since January 2015). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

Equity Income Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Michael S. Levine, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	1/2/03	-9.58%	7.40%	6.58%
Service Shares	9/18/06	-9.82	6.78	3.63	*
Russell 1000 Value Index		-3.83	11.27	6.16

*Shows	performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.6%
JPMorgan Chase & Co.	4.7
Assured Guaranty Ltd.	2.9
Merck & Co., Inc.	2.6
Ford Motor Co.	2.6
MetLife, Inc.	2.5
General Motors Co.	2.2
Wells Fargo & Co.	2.1
Apple, Inc.	2.0
AT&T, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

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Fund Performance Discussion

The Fund’s Non-Service shares returned -9.58% during the reporting period. In comparison, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned -3.83%. The Fund’s declines occurred over the second half of the reporting period amid increased market volatility. The Fund underperformed the Index due largely to stock selection in the industrials, financials and energy sectors. The Fund outperformed the Index within the consumer staples and consumer discretionary sectors, as a result of stronger relative stock selection.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Lear Corp., Microsoft Corp. and JPMorgan Chase & Co. Lear provides seating and electronic products to the auto industry. Strong global auto sales (ex-Europe) and improving margins helped drive the company’s strong performance during the reporting period. We have trimmed our position slightly, but we continue to like the stock due to an attractive valuation, strong U.S. results and nascent signs of improvement in Europe. Microsoft performed well during 2015 as a new management team refocused the company on faster growing segments of the market. Specifically, growth in Microsoft’s cloud business benefited the company during the past year. While we continue to like Microsoft, we did trim our position modestly after its strong performance in 2015. JPMorgan Chase & Co. is one of the largest money center banks. Banks in general performed well late in the year in anticipation of the Fed increasing interest rates. Higher rates should help bank net interest margins going forward. JPMorgan also benefits from a reasonable valuation and attractive dividend yield.

TOP INDIVIDUAL DETRACTORS

The top detractors from performance included Navistar International Corp., Kinder Morgan, Inc. and Micron Technology, Inc. Navistar International is a leading truck manufacturer. Navistar has rebounded from a failed new engine product strategy earlier this decade. While it has taken longer to recapture share and improve results than we originally anticipated, we do believe that Navistar is on its way to better market share and financial results in the next few years. While the company reported solid quarterly results late in the year and had an encouraging 2016 outlook, both the stock and the convertibles performed poorly as concerns about a weakening U.S. economy and a peak in the heavy duty truck market overwhelmed its favorable outlook. While we continue to hold a position in Navistar convertible bonds, our concerns about the macro environment led us to reduce our position.

Kinder Morgan is a leading energy infrastructure company. While Kinder is a C-corp, it trades in line with the master limited partnership (MLP) space and has been valued on its distribution yield and the expected growth rate of that distribution. Kinder’s stock price has been declining since the middle of 2015 in conjunction with the sharp decline in commodity prices. This weakness has made raising equity to fund its large backlog more expensive. Furthermore, Kinder Morgan miscalculated during the reporting period and made a small acquisition that threatened its investment grade rating. A higher cost of equity and the risk of higher debt costs put the company in a bind and Kinder elected to cut its distribution during the reporting period to fund its backlog and improve its credit metrics. We still maintain a modest position in Kinder’s convertible preferred stock as we enter the New Year. If commodity prices stabilize, we believe Kinder and the entire space will rebound, but the distribution cut was greater than we anticipated.

Micron Technology is a leading manufacturer of memory (DRAM and NAND) for the technology industry. Historically, the memory business has been characterized by commodity pricing and boom/bust cycles. We believe that industry consolidation has fundamentally changed the dynamics of the memory market. In our opinion, the dominant three players should be able to limit capacity growth to better match demand and ultimately lead to better pricing and more consistent profitability. While this is true, demand was weaker than we anticipated during the past year due to softer PC demand. We believe the

3      OPPENHEIMER EQUITY INCOME FUND/VA

supply/demand dynamics will improve in calendar year 2016, which can result in better stock price performance. Most of our position in Micron is in its 3% convertible bond, which we believe has an attractive risk/reward profile.

STRATEGY & OUTLOOK

The economic and market environment remain very cloudy as we enter 2016. While the employment data suggest a very healthy consumer, the manufacturing data paint a very different picture. Industrial America is having a very tough time, to a large extent due to a strong dollar and weak commodity prices. Furthermore, the Fed has started to raise interest rates and seems eager to continue along this path, despite the conflicting economic signs. We expect continued high levels of volatility during the beginning of the year. That being said, we expect energy prices to begin to stabilize during the next few months as supply cutbacks materialize. We believe stable commodity prices will help to calm the markets. While value stocks have significantly underperformed the market during the past few years, we continue to believe that the Fund is well positioned to benefit when value investing begins to outperform again. Furthermore, we continue to target an above average dividend yield.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund's total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$901.70	$3.84
Service shares	1,000.00	900.20	5.04

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value
Common Stocks—83.7%

Consumer Discretionary—11.7%

Auto Components—0.7%

Lear Corp.	500	$61,415

Automobiles—4.8%

Ford Motor Co.[1]	15,500	218,395

General Motors Co.	5,525	187,905

		406,300

Hotels, Restaurants & Leisure—0.6%

Extended Stay America, Inc.	3,385	53,821

Household Durables—2.8%

Beazer Homes USA, Inc.[2]	4,060	46,649

CalAtlantic Group, Inc.	2,106	79,852

MDC Holdings, Inc.	3,885	99,184

PulteGroup, Inc.	530	9,445

		235,130

Media—0.0%

Comcast Corp., Cl. A	50	2,821

Multiline Retail—1.2%

J.C. Penney Co., Inc.[2]	3,240	21,579

Kohl’s Corp.	1,575	75,017

		96,596

Specialty Retail—1.6%

Best Buy Co., Inc.	4,200	127,890

Staples, Inc.	863	8,173

		136,063

Consumer Staples—4.1%

Beverages—0.7%

Coca-Cola Co. (The)	155	6,659

Molson Coors Brewing Co., Cl. B	550	51,656

		58,315

Food & Staples Retailing—1.0%

Wal-Mart Stores, Inc.	1,460	89,498

Food Products—0.9%

Kraft Heinz Co. (The)	855	62,210

Pinnacle Foods, Inc.	345	14,649

		76,859

Household Products—0.4%

Procter & Gamble Co. (The)	440	34,940

Tobacco—1.1%

Philip Morris International, Inc.	1,055	92,745

Energy—6.0%

Oil, Gas & Consumable Fuels—6.0%

BP plc, Sponsored ADR	2,688	84,027

Chevron Corp.	1,605	144,386

Exxon Mobil Corp.	1,100	85,745

Marathon Oil Corp.	1,825	22,977

Royal Dutch Shell plc, Cl. A, Sponsored ADR	2,575	117,909

Williams Cos., Inc. (The)	2,225	57,182

		512,226

Financials—30.6%

Capital Markets—4.1%

Goldman Sachs Group, Inc. (The)	830	149,591

KKR & Co. LP3	5,175	80,678

Morgan Stanley	3,750	119,288

		349,557

Commercial Banks—13.2%

Bank of America Corp.	3,640	61,261

Citigroup, Inc.[1]	9,225	477,394

JPMorgan Chase & Co.	6,100	402,783

	Shares	Value

Commercial Banks (Continued)

Wells Fargo & Co.	3,355	$182,378

		1,123,816

Insurance—7.4%

ACE Ltd.	70	8,180

American International Group, Inc.	1,140	70,646

Assured Guaranty Ltd.	9,440	249,499

MBIA, Inc.[2]	14,225	92,178

MetLife, Inc.	4,425	213,329

		633,832

Real Estate Investment Trusts (REITs)—5.5%

Apollo Commercial Real Estate Finance, Inc.	2,820	48,588

Ashford Hospitality Trust, Inc.	1,500	9,465

Blackstone Mortgage Trust, Inc., Cl. A	1,800	48,168

Colony Capital, Inc., Cl. A	4,688	91,322

Communications Sales & Leasing, Inc.	2,625	49,061

iStar, Inc.[2]	4,115	48,269

NorthStar Realty Finance Corp.	1,400	23,842

Starwood Property Trust, Inc.	4,950	101,772

Two Harbors Investment Corp.	5,576	45,166

		465,653

Thrifts & Mortgage Finance—0.4%

MGIC Investment Corp.[2]	3,775	33,333

Health Care—10.7%

Biotechnology—0.9%

AbbVie, Inc.	1,270	75,235

Health Care Equipment & Supplies—1.4%

Medtronic plc	1,601	123,149

Health Care Providers & Services—0.1%

UnitedHealth Group, Inc.	55	6,470

Pharmaceuticals—8.3%

Allergan plc[2]	170	53,125

GlaxoSmithKline plc, Sponsored ADR	1,000	40,350

Johnson & Johnson	870	89,366

Merck & Co., Inc.	4,150	219,203

Pfizer, Inc.[1]	4,970	160,432

Roche Holding AG, Sponsored ADR	2,165	74,627

Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,025	67,281

		704,384

Industrials—4.8%

Aerospace & Defense—0.1%

United Technologies Corp.	30	2,882

Airlines—1.7%

United Continental Holdings, Inc.[2]	2,560	146,688

Commercial Services & Supplies—0.9%

R.R. Donnelley & Sons Co.	5,306	78,104

Electrical Equipment—0.5%

Eaton Corp. plc	585	30,443

General Cable Corp.	930	12,490

		42,933

Industrial Conglomerates—1.4%

General Electric Co.[1]	3,869	120,520

Road & Rail—0.2%

CSX Corp.	640	16,608

Information Technology—7.2%

Communications Equipment—1.3%

Cisco Systems, Inc.	2,500	67,888

QUALCOMM, Inc.	870	43,487

		111,375

7      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—0.8%

Alphabet, Inc., Cl. C2	90	$68,299

Semiconductors & Semiconductor Equipment—0.3%

Applied Materials, Inc.	400	7,468

Cypress Semiconductor Corp.[2]	1,850	18,149

		25,617

Software—2.0%

Microsoft Corp.[1]	2,780	154,234

Oracle Corp.	460	16,804

		171,038

Technology Hardware, Storage & Peripherals—2.8%

Apple, Inc.	1,615	169,995

EMC Corp.	1,305	33,512

Hewlett Packard Enterprise Co.	775	11,780

HP, Inc.	750	8,880

Seagate Technology plc	450	16,497

		240,664

Materials—1.8%

Chemicals—0.4%

LyondellBasell Industries NV, Cl. A	450	39,105

Metals & Mining—0.1%

Allegheny Technologies, Inc.	500	5,625

Paper & Forest Products—1.3%

Domtar Corp.	1,490	55,055

International Paper Co.	1,415	53,346

		108,401

Telecommunication Services—3.9%

Diversified Telecommunication Services—3.9%

AT&T, Inc.	4,670	160,695

CenturyLink, Inc.	3,425	86,173

Frontier Communications Corp.	15,500	72,385

Windstream Holdings, Inc.	2,500	16,100

		335,353

Utilities—2.9%

Electric Utilities—2.6%

American Electric Power Co., Inc.	1,176	68,526

Edison International	1,088	64,420

PPL Corp.	2,558	87,305

		220,251

Independent Power and Renewable Electricity Producers—0.3%

NRG Energy, Inc.	2,325	27,364

Total Common Stocks (Cost $6,708,632)		7,132,985

Preferred Stocks—7.0%

Allergan plc, 5.50% Cv., Series A	65	66,962

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	25,700

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	33,943

Dominion Resources, Inc., 6.375% Cv.	435	20,915

Exelon Corp., 6.50% Cv.	950	38,446

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,065	97,533

iStar, Inc., 4.50% Cv., Non-Vtg.	1,965	98,152

Kinder Morgan, Inc., 9.75% Cv., Series A, Non-Vtg.[2]	805	32,441

Post Holdings, Inc., 5.25% Cv.	1,080	126,635

Teva Pharmaceutical Industries Ltd., 7% Cv., Non- Vtg.[2]	55	55,955

Total Preferred Stocks (Cost $603,891)		596,682

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp.
5/25/17, 0%[2] (Cost $14,648)	4,065	244

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—0.4%

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	$39,000	$31,395
5.75% Sr. Unsec. Nts., 2/15/18	4,000	3,690

Total Non-Convertible Corporate Bonds and Notes (Cost $35,408)		35,085

Convertible Corporate Bonds and Notes—7.7%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	122,000	75,259

iStar, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	14,000	15,094

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	34,000	47,430
9.00% Cv. Jr. Sub. Nts., 4/1/63[5]	185,000	217,375

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	132,000	110,385

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	77,000	38,356
4.75% Cv. Sr. Sub. Nts., 4/15/19	133,000	64,172

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[1]	65,000	84,053

Total Convertible Corporate Bonds and Notes (Cost $799,579)		652,124

	Shares

Structured Securities—0.8%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	450	15,478

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 1/15/16	2,732	21,017

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/31/16[5]	1,913	15,006

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/8/16[5]	2,217	16,944

Total Structured Securities (Cost $77,451)		68,445

Investment Company—0.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[6,7] (Cost $60,375)	60,375	60,375

	Exercise Price	Expiration Date	Contracts

Exchange-Traded Options Purchased—0.0%

Abbvie, Inc. Put[2]	USD 55.000	1/15/16 USD	5	130

Edison International Put[2]	USD 52.500	1/15/16 USD	7	35

Kraft Heinz Co. (The) Put[2]	USD 65.000	1/15/16 USD	6	30

Oracle Corp. Put[2]	USD 34.000	1/15/16 USD	11	99

Wal-Mart Stores, Inc. Put[2]	USD 55.000	1/15/16 USD	6	36

Total Exchange-Traded Options Purchased (Cost $1,583)				330

Total Investments, at Value (Cost $8,301,567)			100.3%	8,546,270

Net Other Assets (Liabilities)			(0 .3)	(26,415)

Net Assets			100.0%	$8,519,855

8      OPPENHEIMER EQUITY INCOME FUND/VA

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $234,502. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $249,325 or 2.93% of the Fund’s net assets at period end.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	96,193	1,917,888	1,953,706	60,375

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$60,375	$59

Exchange-Traded Options Written at December 31, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Abbvie, Inc. Put	USD	60.000	1/15/16	USD	(5)	$1,695	$(895)

Allstate Corp. Put	USD	65.000	1/15/16	USD	(4)	2,918	(1,112)

Edison International Put	USD	60.000	1/15/16	USD	(5)	720	(663)

Edison International Put	USD	57.500	1/15/16	USD	(5)	685	(250)

General Electric Co. Call	USD	32.000	1/15/16	USD	(5)	77	(55)

Kraft Heinz Co. (The) Put	USD	70.000	1/15/16	USD	(5)	1,072	(150)

Molson Coors Brewing Co. Call	USD	95.000	1/15/16	USD	(5)	502	(500)

Oracle Corp. Put	USD	37.000	1/15/16	USD	(10)	883	(840)

Wal-Mart Stores, Inc. Put	USD	60.000	1/15/16	USD	(5)	935	(160)

Total of Exchange-Traded Options Written						$9,487	$(4,625)

See accompanying Notes to Financial Statements.

9      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,241,192)	$8,485,895
Affiliated companies (cost $60,375)	60,375
8,546,270
Cash	6,608
Receivables and other assets:
Interest and dividends	27,822
Investments sold	2,605
Shares of beneficial interest sold	654
Other	9,792
Total assets	8,593,751
Liabilities
Options written, at value (premiums received $9,487)	4,625
Payables and other liabilities:
Legal, auditing and other professional fees	28,204
Investments purchased	18,675
Trustees’ compensation	9,465
Shareholder communications	6,557
Shares of beneficial interest redeemed	4,001
Distribution and service plan fees	1,772
Other	597
Total liabilities	73,896
Net Assets	$8,519,855

Composition of Net Assets
Par value of shares of beneficial interest	$727
Additional paid-in capital	8,334,228
Accumulated net investment income	226,680
Accumulated net realized loss on investments	(291,345)
Net unrealized appreciation on investments	249,565
Net Assets	$8,519,855

Net Asset Value Per Share

Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $324,690 and 33,420 shares of beneficial interest outstanding)	$9.72
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $8,195,165 and 693,936 shares of beneficial interest outstanding)	$11.81

See accompanying Notes to Financial Statements.

10      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 1,434)	$337,475
Affiliated companies	59
Interest	30,520
Total investment income	368,054
Expenses
Management fees	79,485
Distribution and service plan fees - Service shares	25,698
Transfer and shareholder servicing agent fees:
Non-Service shares	318
Service shares	10,280
Shareholder communications:
Non-Service shares	311
Service shares	9,898
Borrowing fees	75
Custodian fees and expenses	1,486
Trustees’ compensation	9,531
Legal, auditing and other professional fees	44,014
Other	4,461
Total expenses	185,557
Less reduction to custodian expenses	(2)
Less waivers and reimbursements of expenses	(74,854)
Net expenses	110,701
Net Investment Income	257,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(210,527)
Closing and expiration of option contracts written	58,817
Net realized loss	(151,710)
Net change in unrealized appreciation/depreciation on:
Investments	(1,097,642)
Option contracts written	2,990
Net change in unrealized appreciation/depreciation	(1,094,652)
Net Decrease in Net Assets Resulting from Operations	$(989,009)

See accompanying Notes to Financial Statements.

11      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$257,353	$206,461
Net realized gain (loss)	(151,710)	877,321
Net change in unrealized appreciation/depreciation	(1,094,652)	78,166
Net increase (decrease) in net assets resulting from operations	(989,009)	1,161,948
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(10,233)	(4,861)
Service shares	(287,911)	(162,231)
	(298,144)	(167,092)
Distributions from net realized gain:
Non-Service shares	(25,987)	(12,986)
Service shares	(746,892)	(451,817)
	(772,879)	(464,803)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	91,789	64,450
Service shares	(1,019,497)	(175,637)
	(927,708)	(111,187)
Net Assets
Total increase (decrease)	(2,987,740)	418,866
Beginning of period	11,507,595	11,088,729
End of period (including accumulated net investment income of $226,680 and $217,214, respectively)	$8,519,855	$11,507,595

See accompanying Notes to Financial Statements.

12      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$12.09	$11.64	$9.15	$8.00	$8.49
Income (loss) from investment operations:
Net investment income[2]	0.29	0.25	0.21	0.16	0.15
Net realized and unrealized gain (loss)	(1.28)	1.01	2.42	1.11	(0.56)
Total from investment operations	(0.99)	1.26	2.63	1.27	(0.41)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.22)	(0.14)	(0.12)	(0.08)
Distributions from net realized gain	(0.99)	(0.59)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.38)	(0 .81)	(0.14)	(0.12)	(0.08)
Net asset value, end of period	$9.72	$12.09	$11.64	$9.15	$8.00

Total Return, at Net Asset Value[3]	(9.58)%	11.08%	28.93%	16.08%	(4.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$325	$302	$227	$154	$104
Average net assets (in thousands)	$318	$266	$195	$132	$101
Ratios to average net assets:[4]
Net investment income	2.64%	2.08%	2.00%	1.82%	1.78%
Expenses excluding interest and fees from borrowings	1.52%	1.42%	1.64%	1.75%	1.83%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.52%	1.42%	1.64%	1.75%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	44%	40%	159%	87%	86%
1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.52%
Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$14.43	$13.78	$10.83	$9.69	$10.23
Income (loss) from investment operations:
Net investment income[2]	0.33	0.26	0.22	0.13	0.11
Net realized and unrealized gain (loss)	(1.58)	1.19	2.87	1.13	(0.56)
Total from investment operations	(1.25)	1.45	3.09	1.26	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.21)	(0.14)	(0.12)	(0.09)
Distributions from net realized gain	(0.99)	(0.59)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.37)	(0.80)	(0.14)	(0.12)	(0.09)
Net asset value, end of period	$11.81	$14.43	$13.78	$10.83	$9 .69

Total Return, at Net Asset Value[3]	(9.82)%	10.73%	28.70%	13.09%	(4.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,195	$11,206	$10,862	$6,897	$6,885
Average net assets (in thousands)	$10,265	$11,020	$8,549	$7,095	$7,449
Ratios to average net assets:[4]
Net investment income	2.43%	1.82%	1.78%	1.26%	1.08%
Expenses excluding interest and fees from borrowings	1.76%	1.67%	1.89%	1.93%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.76%	1.67%	1.89%	1.93%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.04%	1.05%
Portfolio turnover rate	44%	40%	159%	87%	86%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.76%
Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal

15      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
2. Significant Accounting Policies (Continued)

and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$412,247	$—	$204,205	$13,679

1. At period end, the Fund had $204,205 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$204,205

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$95	$50,257	$50,352

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$636,899	$167,092
Long-term capital gain	434,124	464,803

Total	$1,071,023	$631,895

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,559,565
Federal tax cost of other investments	(4,241)

Total federal tax cost	$8,555,324

Gross unrealized appreciation	$723,714
Gross unrealized depreciation	(737,393)

Net unrealized depreciation	$(13,679)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

16      OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$992,146	$—	$—	$992,146
Consumer Staples	352,357	—	—	352,357
Energy	512,226	—	—	512,226
Financials	2,606,191	—	—	2,606,191
Health Care	909,238	—	—	909,238
Industrials	407,735	—	—	407,735
Information Technology	616,993	—	—	616,993
Materials	153,131	—	—	153,131
Telecommunication Services	335,353	—	—	335,353
Utilities	247,615	—	—	247,615
Preferred Stocks	371,895	224,787	—	596,682
Rights, Warrants and Certificates	244	—	—	244
Non-Convertible Corporate Bonds and Notes	—	35,085	—	35,085
Convertible Corporate Bonds and Notes	—	652,124	—	652,124
Structured Securities	—	68,445	—	68,445
Investment Company	60,375	—	—	60,375
Exchange-Traded Options Purchased	330	—	—	330
Total Assets	$7,565,829	$980,441	$—	$8,546,270

Liabilities Table
Other Financial Instruments:
Options written, at value	$(4,625)	$—	$—	$(4,625)
Total Liabilities	$(4,625)	$—	$—	$(4,625)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

18      OPPENHEIMER EQUITY INCOME FUND/VA

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares comprising 91.34% of the Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

19      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $8 and $768 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,069 and $14,577 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	60	$ 7,445
Options written	985	136,417
Options closed or expired	(572)	(58,817)
Options exercised	(424)	(75,558)

Options outstanding as of December 31, 2015	49	$ 9,487

20      OPPENHEIMER EQUITY INCOME FUND/VA

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$330	*	Options written, at value	$4,625

*Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

21      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total

Equity contracts	$ (9,190)	$ 58,817	$ 49,627
*Includes purchased option contracts and purchased swaption contracts and written option contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$ (1,216)	$ 2,990	$ 1,774

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	6,593	$71,817	6,123	$72,670
Dividends and/or distributions reinvested	3,275	36,220	1,525	17,847
Redeemed	(1,387)	(16,248)	(2,228)	(26,067)
Net increase	8,481	$91,789	5,420	$64,450

Service Shares
Sold	73,064	$1,015,107	91,016	$1,284,880
Dividends and/or distributions reinvested	76,880	1,034,803	43,892	614,048
Redeemed	(232,573)	(3,069,407)	(146,710)	(2,074,565)
Net decrease	(82,629)	$(1,019,497)	(11,802)	$(175,637)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$4,615,598	$6,196,148

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

22      OPPENHEIMER EQUITY INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,293 and $72,512 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $49 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

23      OPPENHEIMER EQUITY INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

24      OPPENHEIMER EQUITY INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $0.55581 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 54.38% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25      OPPENHEIMER EQUITY INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large value funds underlying variable insurance products. The Board considered that the Fund underperformed its performance category median during the three- and five-year periods, but outperformed its performance category median during the one- and ten-year periods. The Board also considered that the Fund performed in the first quintile of its performance category for the ten-year period. The Board noted that on April 30, 2013 the Fund changed its name and investment strategy to Oppenheimer Equity Income Fund/VA from Oppenheimer Value Fund/VA and, on that same date, Michael Levine took over as portfolio manager of the Fund. Accordingly, the Board noted that performance prior to April 30, 2013 is reflective of a different investment strategy and different portfolio managers.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were equal to its peer group median and higher than its category median. The Board also considered that the Fund’s contractual management fee was higher than both its peer group median and its category median. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board further noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

26      OPPENHEIMER EQUITY INCOME FUND/VA

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

27      OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28      OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008- 2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the

29      OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2013) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

30      OPPENHEIMER EQUITY INCOME FUND/VA

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub- Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

31      OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2015
Oppenheimer Global Multi-Alternatives Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Mark Hamilton; David Wharmby, CFA; Brian Watson, CFA; Benjamin Rockmuller, CFA; and Dokyoung Lee, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	Since Inception
Non-Service Shares	11/14/13	-3.45%	0.78%
Service Shares	11/14/13	-3.68	0.59
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.05	0.05

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	0.7%
Honeywell International, Inc.	0.7
Lockheed Martin Corp.	0.6
Starwood Property Trust, Inc.	0.6
UnitedHealth Group, Inc.	0.6
ACE Ltd.	0.5
AT&T, Inc.	0.5
Altria Group, Inc.	0.4
Juniper Networks, Inc.	0.4
Magellan Midstream Partners LP	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of common stocks.

2    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

In what was a volatile reporting period, the Fund’s Non-Service shares returned -3.45%. On a relative basis, the Fund underperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.05% during the same period. The Fund underperformed the Index in an environment where the alternative strategies and assets the Fund invests in generally underperformed the muted performance of short-term U.S. Government debt.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month. The environment led to a turbulent environment for various asset classes.

FUND REVIEW

During the reporting period, top performers for the Fund included its fundamental alpha-oriented alternative strategy and its exposure to event-linked bonds. The fundamental alpha-oriented alternative strategy offers the flexibility often associated with hedge fund-like strategies, while providing daily liquidity and transparency. The strategy seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long-term. The investment process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The strategy is able to invest both long and short across three distinct alternative investment strategies including Long/Short Equity, Long/Short Credit, and Long/Short other assets (which can include currencies, rates, sovereigns, and commodities). In particular the Long/Short Equity strategy had strong performance across a number of short positions in the energy sector. This sector continued to be troubled throughout the period with falling oil prices. Event-linked securities transfer a specified set of catastrophe risks like hurricane, earthquakes and windstorms from a sponsor to investors. This strategy is an income alternative that acts as an effective diversifier to the portfolio because of its floating rate coupon structure and lack of correlation with traditional financial assets. Event-linked securities had a strong reporting period, outperforming more credit-sensitive assets and other risk assets like equities. This strategy performed strongly this reporting period and demonstrated its positive diversification characteristics. The Fund also received positive results from its exposure to global real estate and its currency alpha strategy this reporting period.

Top detractors from performance this reporting period included the Fund’s exposure to energy infrastructure master limited partnerships (“MLPs”) and its quantitative-driven alternative investment strategies. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. The asset class experienced a difficult reporting period as energy market volatility increased, and in some cases accelerated negative price momentum across this alternative asset class. While we have little certainty on when markets will normalize, we believe that when the negative price sentiment fades fundamentals will eventually come back into focus. In our view, the midstream MLP business model has become increasingly fee-based and if production declines persist, prices will have to go higher to meet global demand. Also, given the relatively low yield environment we are facing, over the long-term we believe investor interest in income generating asset classes will remain strong, and that MLPs are positioned to benefit.

The Fund’s quantitative-driven alternative investment strategies leverages four key strategies that seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. The largest detractor was the Global Macro strategy, which involves tactical positioning in broad asset and/or sector classes.

STRATEGY & OUTLOOK

The Fund is comprised of a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alpha Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g., MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Commodities and Global Real Estate, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

Despite a decline in valuations due to the equity market selloff in the third quarter of 2015, many equity markets are still rich relative to history and have not yet fallen to attractive levels. Against the weakening picture in credit fundamentals, we believe the best strategy in this space is to reduce some credit exposure and

3    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

take a more cautious stance. In terms of the macro environment, we are seeing an unsynchronized and relatively weaker economic picture that is counterbalanced by supportive monetary policy. It is worth noting, however, that financial conditions have started to diverge significantly across regions.

As we look ahead, we expect a continuation of this year’s seesaw behavior, in which global markets alternate between risk-on and risk-off. Our view is informed by the divergence in policy across the world’s major economies, as the U.S. looks to increase interest rates, while Europe and China maintain and may even expand stimulative policy measures. This muted growth outlook coupled with lack of consistent direction is causing a high degree of financial market uncertainty that may persist for some time. In such an environment, further diversifying in alternatives can improve the risk /reward profile for investors. Thus we believe that diversifying risk, controlling volatility and managing the downside will be a winning strategy going forward. Because the Fund is comprised of a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured from the inception of both Classes on November 14, 2013. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Bank of America (BofA) Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index is unmanaged, includes the reinvestment of dividends and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$966.50	$7.11
Service shares	1,000.00	965.10	8.36

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.00	7.30
Service shares	1,000.00	1,016.74	8.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	1.43%
Service shares	1.68

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value
Common Stocks—29.3%
Consumer Discretionary—1.3%
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.[1]	24,735	$1,186,043
Fujita Kanko, Inc.	24,000	120,694
Hilton Worldwide Holdings, Inc.	10,890	233,046
		1,539,783

Household Durables—0.1%
Sekisui House SI Residential Investment Corp.	233	208,654

Media—0.4%
Cablevision Systems Corp., Cl. A	11,392	363,405
DISH Network Corp., Cl. A2	15,573	890,464
Journal Media Group, Inc.	33,300	400,266
		1,654,135

Multiline Retail—0.3%
Target Corp.[1]	18,815	1,366,157

Specialty Retail—0.1%
Pep Boys-Manny Moe & Jack (The)[2]	26,719	491,897

Consumer Staples—1.3%
Beverages—0.2%
Coca-Cola Co. (The)[1]	23,020	988,940

Food & Staples Retailing—0.2%
Liberator Medical Holdings, Inc.	120,789	403,435
Rite Aid Corp.[2]	44,532	349,131
		752,566

Food Products—0.2%
Boulder Brands, Inc.[2]	36,663	402,560
Keurig Green Mountain, Inc.	4,330	389,613
		792,173

Tobacco—0.7%
Altria Group, Inc.[1]	31,522	1,834,896
Philip Morris International, Inc.	13,150	1,156,016
		2,990,912

Energy—5.6%
Energy Equipment & Services—0.1%
Schlumberger Ltd.	8,365	583,459
Seadrill Partners LLC[3]	22,191	80,997
		664,456

Oil, Gas & Consumable Fuels—5.5%
Buckeye Partners LP1,3	14,430	951,803
Canadian Natural Resources Ltd.	13,332	291,171
Chevron Corp.	7,175	645,463
ConocoPhillips	16,543	772,393
Energy Transfer Equity LP3	82,590	1,134,787
Energy Transfer Partners LP3	41,561	1,401,853
Enterprise Products Partners LP1,3	67,425	1,724,731
EOG Resources, Inc.	8,515	602,777
EQT Midstream Partners LP3	10,640	802,894
Genesis Energy LP3	18,005	661,504
Magellan Midstream Partners LP3	26,025	1,767,618
MPLX LP3	18,262	718,244
NGL Energy Partners LP3	27,545	304,097
Noble Energy, Inc.[1]	32,413	1,067,360
NuStar Energy LP3	1,105	44,310
NuStar GP Holdings LLC[1,3]	16,675	352,676
Occidental Petroleum Corp.	10,140	685,565
Plains All American Pipeline LP1,3	26,550	613,305
Plains GP Holdings LP, Cl. A	17,500	165,375
Shell Midstream Partners LP3	4,828	200,459
Sunoco Logistics Partners LP1,3	55,275	1,420,567
Tallgrass Energy GP LP, Cl. A	25,727	410,860
Tallgrass Energy Partners LP3	13,100	539,851

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Targa Resources Corp.	6,630	$179,408
Targa Resources Partners LP1,3	18,229	301,325
TC PipeLines LP3	27,460	1,365,037
Tesoro Logistics LP3	14,665	737,943
TransMontaigne Partners LP3	7,900	211,404
Valero Energy Corp.	6,350	449,009
Western Gas Partners LP3	7,925	376,675
Williams Cos., Inc. (The)	24,810	637,617
Williams Partners LP3	29,917	833,188
		22,371,269

Financials—8.6%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	668	120,394

Commercial Banks—0.8%
Banner Corp.	419	19,215
Camden National Corp.	95	4,189
Citigroup, Inc.[1]	18,080	935,640
JPMorgan Chase & Co.	17,525	1,157,176
M&T Bank Corp.	7,485	907,032
Wells Fargo & Co.	6,950	377,802
		3,401,054

Diversified Financial Services—0.0%
Tiptree Financial, Inc., Cl. A	617	3,788

Insurance—1.5%
ACE Ltd.	18,485	2,159,972
Allstate Corp. (The)[1]	10,960	680,507
Enstar Group Ltd.[2]	284	42,611
Fidelity & Guaranty Life	15,120	383,594
Phoenix Cos., Inc. (The)[2]	10,536	390,254
StanCorp Financial Group, Inc.	3,316	377,626
Symetra Financial Corp.	12,445	395,378
Unum Group	42,900	1,428,141
		5,858,083

Real Estate Investment Trusts (REITs)—5.3%
Acadia Realty Trust	8,610	285,422
American Assets Trust, Inc.	11,605	445,052
AvalonBay Communities, Inc.	2,807	516,853
BioMed Realty Trust, Inc.	16,615	393,609
Blackstone Mortgage Trust, Inc., Cl. A	47,895	1,281,670
Boston Properties, Inc.	4,150	529,291
Champion REIT	193,000	95,993
Chatham Lodging Trust	4,250	87,040
Chesapeake Lodging Trust	10,950	275,502
Comforia Residential REIT, Inc.	74	140,108
Derwent London plc	5,970	322,517
Digital Realty Trust, Inc.	4,110	310,798
Duke Realty Corp.	13,610	286,082
Equinix, Inc.	960	290,304
Equity Residential	8,410	686,172
Essex Property Trust, Inc.	2,110	505,155
Eurocommercial Properties NV	3,438	148,199
Extra Space Storage, Inc.	7,050	621,881
FelCor Lodging Trust, Inc.	29,070	212,211
Fortune Real Estate Investment Trust	237,000	242,866
Frasers Centrepoint Trust	92,000	119,593
GLP J-Reit	164	158,662
Goodman Group	97,200	440,067
GPT Group (The)	27,500	95,054
Great Portland Estates plc	26,130	318,516
Hammerson plc	26,490	234,119
Highwoods Properties, Inc.	5,980	260,728
Host Hotels & Resorts, Inc.	11,962	183,497
Inland Real Estate Corp.	24,756	262,909
Invincible Investment Corp.	190	110,290
Japan Retail Fund Investment Corp.	52	99,856

7    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Kilroy Realty Corp.	6,090	$385,375
Kimco Realty Corp.	12,690	335,777
Klepierre	8,580	380,491
Land Securities Group plc	26,370	457,178
Macerich Co. (The)	12,105	976,752
Paramount Group, Inc.	19,080	345,348
Physicians Realty Trust	9,290	156,629
Prologis, Inc.	12,360	530,491
Public Storage	3,270	809,979
Regency Centers Corp.	7,290	496,595
Simon Property Group, Inc.	6,780	1,318,303
Starwood Property Trust, Inc.	120,950	2,486,732
Tanger Factory Outlet Centers, Inc.	6,710	219,417
Taubman Centers, Inc.	4,960	380,531
UDR, Inc.	11,280	423,790
Unibail-Rodamco SE	2,370	600,923
Vastned Retail NV	2,323	106,779
Ventas, Inc.	3,240	182,833
Vicinity Centres	103,300	209,341
Welltower, Inc.	7,340	499,340
Westfield Corp.	71,907	494,684
		21,757,304

Real Estate Management & Development—1.0%
CapitaLand Ltd.	103,000	241,738
Cheung Kong Property Holdings Ltd.	26,000	168,895
City Developments Ltd.	16,000	86,058
Daiwa House Industry Co. Ltd.	7,400	212,162
Hang Lung Properties Ltd.	75,000	170,106
Helical Bar plc	27,090	189,477
Hongkong Land Holdings Ltd.	29,000	202,234
Hufvudstaden AB, Cl. A	10,086	142,818
Mitsubishi Estate Co. Ltd.	20,100	416,612
Mitsui Fudosan Co. Ltd.	22,000	551,264
St. Modwen Properties plc	26,190	159,747
Sumitomo Realty & Development Co. Ltd.	8,600	245,039
Sun Hung Kai Properties Ltd.	33,000	396,696
Swire Properties Ltd.	70,200	201,322
Unite Group plc (The)	23,240	224,387
Vonovia SE	10,293	318,823
		3,927,378

Thrifts & Mortgage Finance—0.0%
Essent Group Ltd.[2]	1,908	41,766

Health Care—3.1%
Biotechnology—0.4%
Baxalta, Inc.	20,115	785,088
Chelsea Therapeutics, Inc.[2,5]	10,531	—
Dyax Corp.[2]	10,770	405,167
Ocata Therapeutics, Inc.[2]	47,544	400,321
		1,590,576

Health Care Equipment & Supplies—0.1%
Medtronic plc	7,022	540,132

Health Care Providers & Services—1.0%
Express Scripts Holding Co.[2]	7,080	618,863
HCA Holdings, Inc.[2]	3,765	254,627
UnitedHealth Group, Inc.[1]	19,275	2,267,511
Universal Health Services, Inc., Cl. B	6,385	762,944
		3,903,945

Health Care Technology—0.1%
MedAssets, Inc.[2]	12,813	396,434

Pharmaceuticals—1.5%
Allergan plc[1,2]	4,470	1,396,875
Ambit Biosciences Corp.[2,5]	10,347	6,208
Durata Therapeutics[2,5]	6,530	—

	Shares	Value
Pharmaceuticals (Continued)
Furiex Pharmaceuticals, Inc.[2,5]	636	$3,107
Merck & Co., Inc.	27,045	1,428,517
Novartis AG, ADR	17,690	1,522,048
Roche Holding AG	6,091	1,678,607
Teva Pharmaceutical Industries Ltd.[2]	10	—
		6,035,362

Industrials—3.0%
Aerospace & Defense—1.8%
Honeywell International, Inc.	28,400	2,941,388
Lockheed Martin Corp.	12,035	2,613,400
Northrop Grumman Corp.	7,170	1,353,768
Precision Castparts Corp.	1,717	398,361
		7,306,917

Air Freight & Couriers—0.1%
UTi Worldwide, Inc.[2]	56,368	396,267

Airlines—0.1%
United Continental Holdings, Inc.[2]	7,720	442,356

Building Products—0.0%
Griffon Corp.	669	11,908

Commercial Services & Supplies—0.6%
Republic Services, Inc., Cl. A	37,040	1,629,390
Tyco International plc[1]	20,095	640,829
		2,270,219

Machinery—0.2%
Blount International, Inc.[2]	40,031	392,704
Flowserve Corp.	15,370	646,770
		1,039,474

Road & Rail—0.1%
Union Pacific Corp.	7,100	555,220

Trading Companies & Distributors—0.1%
AerCap Holdings NV2	7,560	326,290

Information Technology—3.3%
Communications Equipment—0.9%
Juniper Networks, Inc.	65,880	1,818,288
QUALCOMM, Inc.	27,090	1,354,094
Telefonaktiebolaget LM Ericsson, Cl. B	44,743	433,412
		3,605,794

Electronic Equipment, Instruments, & Components—0.1%
RealD, Inc.[2]	36,959	389,917

Internet Software & Services—0.8%
Alphabet, Inc., Cl. A2	3,796	2,953,326
Benefitfocus, Inc.[2]	332	12,082
Constant Contact, Inc.[2]	12,552	367,020
Endurance International Group Holdings, Inc.[2]	1,824	19,936
Limelight Networks, Inc.[2]	2,605	3,803
		3,356,167

IT Services—0.0%
MoneyGram International, Inc.[2]	892	5,593

Semiconductors & Semiconductor Equipment—0.6%
Fairchild Semiconductor International, Inc., Cl. A2	20,131	416,913
Mattson Technology, Inc.[2]	106,486	375,896
PMC-Sierra, Inc.[2]	38,076	442,443
Xilinx, Inc.	28,865	1,355,789
		2,591,041

Software—0.4%
King Digital Entertainment plc	22,404	400,583
SolarWinds, Inc.[2]	6,647	391,508
Solera Holdings, Inc.	7,125	390,664

8    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Software (Continued)
TeleCommunication Systems, Inc., Cl. A2	80,915	$402,148
		1,584,903

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	13,270	1,396,800
Hutchinson Technology, Inc.[2]	111,713	401,050
		1,797,850

Materials—1.3%
Chemicals—0.8%
Airgas, Inc.	2,812	388,956
Celanese Corp.	15,370	1,034,862
LyondellBasell Industries NV, Cl. A	10,208	887,075
Methanex Corp.	28,305	934,348
Westlake Chemical Partners LP3	9,718	215,545
		3,460,786

Containers & Packaging—0.4%
Packaging Corp. of America	8,690	547,904
Sonoco Products Co.	21,850	893,010
		1,440,914

Paper & Forest Products—0.1%
Wausau Paper Corp.	38,804	396,965

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	55,470	1,908,723
BCE, Inc.[1]	24,855	959,900
		2,868,623

Wireless Telecommunication Services—0.1%
NII Holdings, Inc.[2]	605	3,055
NTELOS Holdings Corp.[2]	43,762	399,985
		403,040

Utilities—1.0%
Electric Utilities—0.6%
Edison International	23,175	1,372,192
PPL Corp.	36,065	1,230,898
		2,603,090

Gas Utilities—0.2%
AGL Resources, Inc.	6,007	383,307
Piedmont Natural Gas Co., Inc.	6,529	372,284
		755,591

Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust	52,072	521
NRG Energy, Inc.	171	2,015
		2,536

Multi-Utilities—0.2%
CMS Energy Corp.	10,970	395,798
TECO Energy, Inc.	14,356	382,587
		778,385
Total Common Stocks (Cost $127,224,979)		119,787,004

Preferred Stocks—0.9%
M&T Bank Corp., 6.375% Cum., Series A, Non- Vtg.	340	346,800
M&T Bank Corp., 6.375% Cum., Series C, Non- Vtg.	475	484,500
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[6]	99,700	2,673,954
Total Preferred Stocks (Cost $3,536,667)		3,505,254

	Principal Amount
Asset-Backed Securities—4.5%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.529%, 5/10/32[6,7]	$514,437	508,007

	Principal Amount		Value
Asset-Backed Securities (Continued)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.601%, 6/15/32[6,7]		$4,433,499	$3,591,134
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.722%, 3/25/37[6,8]		1,600,000	1,477,695
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.631%, 9/15/41[6,7]		1,949,726	1,394,054
GSAMP Trust, Series 2005-HE4, Cl. M3, 0.942%, 7/25/45[6]		1,400,000	1,157,860
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.872%, 12/25/35[6]		1,836,000	1,651,914
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.802%, 12/25/35[6]		1,780,000	1,508,364
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.142%, 3/25/35[6]		1,103,568	966,251
Raspro Trust, Series 2005-1A, Cl. G, 0.97%, 3/23/24[6,7]		2,692,368	2,557,750
SG Mortgage Securities Trust, Series 2005- OPT1, Cl. M2, 0.872%, 10/25/35[6]		4,250,000	3,541,151
Total Asset-Backed Securities (Cost $18,805,466)			18,354,180

Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, Cl. M4, 1.072%, 6/25/35[6] (Cost $2,039,982)		2,300,000	2,009,863

Foreign Government Obligations—5.5%
Brazil—3.2%
Federative Republic of Brazil Unsec. Bonds:
13.493%, 4/1/16[11]	BRL	22,900,000	5,597,423
13.495%, 7/1/16[11]	BRL	32,000,000	7,545,691
			13,143,114

Japan—2.3%
Japan Sr. Unsec. Bonds, 0.10%, 1/15/16	JPY	1,109,000,000	9,227,061
Total Foreign Government Obligations (Cost $24,438,595)			22,370,175

Non-Convertible Corporate Bonds and Notes—8.1%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[8]		350,000	367,500
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[8]		140,000	148,050
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		300,000	304,875
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		300,000	292,875
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[8]		200,000	168,500
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31		350,000	405,562
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[8]		200,000	211,175
ArcelorMittal, 6.50% Sr. Unsec. Nts., 3/1/21		300,000	242,967
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		300,000	2,940
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[8]		350,000	353,937
Avaya, Inc., 10.50% Sec. Nts., 3/1/21[8]		200,000	69,000
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[8]		200,000	182,750
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[8]		200,000	172,000
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[8]		100,000	79,250

9    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	$600,000	$578,100
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[8]	350,000	234,062
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[8]	350,000	243,250
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[4]	50,000	15,125
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	371,875
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[8]	200,000	200,750
6.50% Sr. Unsec. Nts., 4/30/21	250,000	260,469
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[8]	550,000	473,000
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	322,087
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[8]	250,000	245,312
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	90,000	43,650
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	350,000	354,375
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	400,000	410,000
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[8]	200,000	122,000
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	300,000	293,625
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[8]	250,000	226,250
8.50% Sub. Perpetual Bonds[6,8,9]	500,000	431,250
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[8]	400,000	397,500
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	279,000
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	350,000	218,750
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[8]	250,000	232,187
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[8]	250,000	206,562
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[8]	200,000	215,183
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[8]	400,000	275,000
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	369,250
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[8]	300,000	149,250
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	551,031
5.75% Sr. Unsec. Nts., 8/15/22	200,000	206,750
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[8]	250,000	262,500
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	100,000	32,688
5.50% Sr. Sub. Nts., 5/1/22	100,000	33,698
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[8]	200,000	166,000
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	327,250
Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19	250,000	236,250
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[8]	250,000	230,000
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	325,500

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	$350,000	$224,875
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[8]	200,000	203,600
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[8]	250,000	235,000
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[8]	28,000	18,200
7.00% Sr. Unsec. Nts., 2/15/21[8]	128,000	80,960
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	305,243
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[8]	300,000	239,250
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	251,250
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[8]	250,000	234,934
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[6,9]	166,000	117,445
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	350,000	103,250
HD Supply, Inc., 7.50% Sr. Unsec. Nts.,
7/15/20	200,000	209,000
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	300,000	213,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	260,312
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[8]	250,000	225,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	343,438
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[6,8]	200,000	205,648
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	245,437
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	300,000	262,500
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[8]	250,000	238,750
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[8]	300,000	282,000
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	300,000	320,250
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[8]	300,000	295,808
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[4,8]	200,000	138,750
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	391,000
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[8]	400,000	249,500
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	250,000	44,063
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[8]	904,000	921,989
Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[8]	200,000	179,000
MGM Resorts International, 7.75% Sr.
Unsec. Nts., 3/15/22	250,000	266,563
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[8]	200,000	174,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[8]	250,000	213,750
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[8]	250,000	236,250
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[4,5]	100,000	0

10    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[8]	$200,000	$185,500
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	139,000
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[6,9]	250,000	270,793
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	263,750
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	172,500
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[8]	350,000	327,250
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[8]	350,000	346,938
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[8]	250,000	252,262
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	350,000	322,875
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[8]	400,000	389,000
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4,8]	200,000	11,000
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19[4]	250,000	56,250
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[8]	400,000	78,000
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	74,750
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[8]	200,000	91,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	400,000	418,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	356,892
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	272,565
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	277,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	300,000	675
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	55,000
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	250,000	178,750
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[8]	350,000	366,625
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[8]	200,000	202,900
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[8]	200,000	199,500
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	415,000
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	263,725
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[8]	250,000	243,125
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[8]	250,000	188,750
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	400,000	401,000
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	357,875
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	349,825

	Principal Amount		Value
Non-Convertible Corporate Bonds and Notes (Continued)
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[8]		$200,000	$189,872
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[8]		200,000	192,500
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22		400,000	429,480
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[8]		400,000	388,000
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[8]		200,000	127,587
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[8]		350,000	351,750
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[8]		400,000	369,000
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[6,9]		1,667,000	1,607,822
Williams Cos., Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24		350,000	243,614
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		350,000	284,178
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[8]		400,000	379,000
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[8]		200,000	177,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[8]		200,000	207,592
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[8]		250,000	239,375
Total Non-Convertible Corporate Bonds and Notes (Cost $38,217,227)			33,187,395

Convertible Corporate Bonds and Notes—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[8]		1,750,000	1,754,375
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27		434,000	411,215
Total Convertible Corporate Bonds and Notes (Cost $2,319,586)			2,165,590

Corporate Loans—5.2%
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[6]		3,936,778	3,932,676
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.449%, 10/31/18[6]		1,209,688	1,213,972
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[6]		4,035,499	3,911,912
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[6]		4,200,000	4,192,780
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[6]		4,000,000	3,794,000
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[6]		4,030,000	4,020,429
Total Corporate Loans (Cost $21,448,211)			21,065,769

Event-Linked Bonds—14.1%
Earthquake—3.6%
Acorn Re Ltd. Catastrophe Linked Nts., 3.663%, 7/17/18[6,7]		750,000	758,587
Azzurro RE I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[6,8]	EUR	800,000	868,878
Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18[6,7]		500,000	492,525
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.653%, 5/3/16[6,8]		650,000	647,611

11    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Earthquake (Continued)
Golden State RE II Ltd. Catastrophe Linked Nts., 2.353%, 1/8/19[6,8]	$1,000,000	$996,550
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.908%, 11/25/19[6,8]	250,000	248,612
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[6,7]	JPY 127,500,000	1,063,269
2.408%, 4/6/18[6,8]	950,000	954,607
2.658%, 4/6/18[6,7]	750,000	754,837
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.158%, 1/8/16[6,8]	250,000	250,681
Merna Re V Ltd. Catastrophe Linked Nts., 2.153%, 4/7/17[6,8]	750,000	751,162
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.653%, 4/8/16[6,7]	750,000	752,119
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.153%, 4/9/18[6,8]	500,000	500,175
Nakama Re Ltd. Catastrophe Linked Nts.:
2.278%, 1/16/19[6,7]	750,000	749,063
2.403%, 4/13/18[6,7]	500,000	498,825
2.653%, 4/13/18[6,8]	750,000	747,638
2.903%, 9/29/16[6,8]	750,000	752,794
3.028%, 1/16/20[6,7]	500,000	498,875
3.028%, 1/14/21[6,8]	250,000	250,000
3.403%, 1/14/21[6,8]	250,000	250,025
Tramline Re II Ltd. Catastrophe Linked Nts., 3.403%, 7/7/17[6,8]	250,000	248,038
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[6,8]	750,000	744,863
5.00%, 12/7/17-9/21/18[6,7]	750,000	750,788
		14,530,522
Longevity—0.2%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.563%, 1/15/17[6,8]	750,000	758,813
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[6,8]	250,000	250,325
		1,009,138
Multiple Event—5.4%
Atlas IX Capital DAC Catastrophe Linked Nts., 8.08%, 1/8/20[6,8,10]	250,000	250,025
Atlas IX Capital Ltd. Catastrophe Linked Nts.:
3.802%, 1/17/19[6,8]	500,000	510,925
7.447%, 1/7/19[6,8]	250,000	250,887
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.202%, 1/7/16[6,8]	250,000	250,631
Blue Danube II Ltd. Catastrophe Linked
Nts., 4.562%, 5/23/16[6,8]	900,000	900,382
Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.403%, 3/7/16[6,8]	250,000	250,681
7.003%, 4/7/17[6,8]	500,000	513,225
Citrus Re Ltd. Catastrophe Linked Nts.:
4.438%, 4/24/17[6,8]	750,000	752,812
4.618%, 4/18/17[6,8]	750,000	750,487
Cranberry Re Ltd. Catastrophe Linked Nts., 3.958%, 7/6/18[6,8]	500,000	508,875
East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.903%, 3/14/18[6,8]	750,000	744,037
3.903%, 3/13/20[6,8]	500,000	500,725
Galileo Re Ltd. Catastrophe Linked Nts.:
7.553%, 1/9/17[6,8]	250,000	252,687
13.653%, 1/8/18[6,8]	500,000	517,125
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.658%, 4/30/18[6,8]	500,000	495,275
4.908%, 4/30/18[6,8]	500,000	498,825
9.408%, 12/6/19[6,8]	750,000	755,737
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
10.718%, 1/8/18[6,8]	200,000	207,110
16.648%, 1/8/18[6,8]	500,000	522,175

	Principal
	Amount		Value
Multiple Event (Continued)
Longpoint Re Ltd. III Catastrophe Linked Nts., 3.75%, 5/23/18[6,8]		$500,000	$506,925
Mythen Re Ltd. Catastrophe Linked Nts., 9.033%, 1/5/17[6,8]		250,000	257,962
PennUnion Re Ltd. Catastrophe Linked Nts., 4.663%, 12/7/18[6,8]		500,000	499,775
Queen Street VII Re Ltd. Catastrophe Linked Nts., 8.758%, 4/8/16[6,8]		250,000	251,931
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.653%, 12/6/16[6,8]		1,499,000	1,513,465
5.903%, 12/6/16[6,8]		250,000	254,212
8.153%, 6/6/16[6,8]		500,000	511,075
12.903%, 12/6/16[6,8]		250,000	261,762
19.153%, 12/6/16[6,8]		250,000	266,263
22.153%, 6/6/16[6,8]		250,000	266,406
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.403%, 12/6/17[6,8]		500,000	498,875
8.153%, 6/6/17[6,8]		250,000	259,763
20.153%, 12/6/17[6,8]		250,000	258,038
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
3.653%, 6/6/18[6,8]		500,000	502,525
4.953%, 12/6/18[6,8]		250,000	245,313
15.153%, 6/6/18[6,8]		500,000	509,775
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.403%, 12/6/19[6,8]		250,000	249,813
11.153%, 6/6/19[6,8]		250,000	253,038
Riverfront Re Ltd. Catastrophe Linked Nts., 4.153%, 1/6/17[6,8]		500,000	496,325
Sanders Re Ltd. Catastrophe Linked Nts.:
3.153%, 5/25/18[6,8]		250,000	245,088
3.393%, 5/25/18[6,8]		750,000	734,138
3.993%, 6/7/17[6,8]		250,000	250,288
4.013%, 5/28/19[6,8]		500,000	487,825
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[6,8]		500,000	502,275
6.133%, 1/9/17[6,8]		500,000	507,125
6.693%, 1/9/17[6,8]		250,000	253,963
7.00%, 1/8/18[6,8]		250,000	254,288
9.013%, 7/9/18[6,8]		250,000	274,013
Tramline Re II Ltd. Catastrophe Linked Nts., 9.903%, 1/4/19[6,8]		400,000	409,060
VenTerra Re Ltd. Catastrophe Linked Nts., 3.903%, 1/9/17[6,8]		750,000	751,688
			21,965,618
Other—0.4%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[6,8]	EUR	250,000	272,774
3.35%, 1/8/20[6,8]	EUR	500,000	545,983
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.903%, 1/9/17[6,8]		250,000	254,437
Vitality Re V Ltd. Catastrophe Linked Nts., 2.653%, 1/7/19[6,7]		250,000	252,288
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.253%, 1/8/18[6,7]		250,000	250,338
			1,575,820
Windstorm—4.5%
Akibare II Ltd. Catastrophe Linked Nts., 3.903%, 4/13/16[6,8]		1,125,000	1,132,116
Alamo Re Ltd. Catastrophe Linked Nts.:
4.753%, 6/7/19[6,8]		750,000	769,462
5.393%, 6/7/17[6,8]		500,000	511,825
6.053%, 6/7/18[6,8]		500,000	513,925
Aozora Re Ltd. Catastrophe Linked Nts., 2.163%, 4/7/17[6,8]	JPY	91,000,000	753,393
Armor Re Ltd. Catastrophe Linked Nts., 4.233%, 12/15/16[6,8]		1,000,000	1,001,025
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[6,8]	EUR	250,000	271,497

12    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal
	Amount		Value
Windstorm (Continued)
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[6,8]	EUR	500,000	$545,494
Citrus Re Ltd. Catastrophe Linked Nts.:
5.048%, 4/9/18[6,8]		500,000	501,375
9.638%, 4/9/18[6,8]		250,000	254,587
East Lane Re V Ltd. Catastrophe Linked Nts., 10.903%, 3/16/16[6,8]		250,000	254,631
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[6,8]	EUR	250,000	271,171
Everglades Re II Ltd. Catastrophe Linked Nts., 5.303%, 5/3/18[6,8]		750,000	761,212
Everglades Re Ltd. Catastrophe Linked Nts.:
7.603%, 4/28/17[6,8]		750,000	772,837
9.633%, 3/28/16[6,8]		625,000	637,281
Gator Re Ltd. Catastrophe Linked Nts., 6.833%, 1/9/17[6,8]		1,000,000	965,150
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[6,8]	EUR	750,000	818,078
Ibis Re II Ltd. Catastrophe Linked Nts., 4.153%, 6/28/16[6,8]		270,000	272,572
Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[6,8]	EUR	750,000	815,062
Longpoint Re Ltd. III Catastrophe Linked Nts., 4.358%, 5/18/16[6,8]		500,000	503,862
Manatee Re Ltd. Catastrophe Linked Nts., 5.158%, 12/22/17[6,8]		750,000	753,263
MetroCat Re Ltd. Catastrophe Linked Nts., 4.653%, 8/5/16[6,8]		500,000	508,363
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.653%, 2/4/16[6,7]		750,000	159,844
Mythen Re Ltd. Catastrophe Linked Nts., 12.263%, 11/10/16[6,8]		500,000	514,313
Pelican III Re Ltd. Catastrophe Linked Nts., 6.163%, 4/16/18[6,8]		750,000	754,988
Pelican Re Ltd. Catastrophe Linked Nts., 6.163%, 5/15/17[6,8]		500,000	513,925
Queen City Re Catastrophe Linked Nts., 3.658%, 1/6/17[6,8]		1,000,000	991,850
Queen Street IX Re Ltd. Catastrophe Linked Nts., 5.658%, 6/8/17[6,8]		250,000	248,638
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.658%, 6/8/16[6,8]		500,000	499,463
Queen Street X RE Ltd. Catastrophe Linked Nts., 5.908%, 6/8/18[6,8]		250,000	249,263
Queen Street XI RE Dac Catastrophe Linked Nts., 6.308%, 6/7/19[6,8]		250,000	250,125

	Principal
	Amount		Value
Windstorm (Continued)
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.653%, 5/9/16[6,8]		$500,000	$512,325
			18,282,915
Total Event-Linked Bonds (Cost $58,430,554)			57,364,013

	Shares
Structured Security—0.2%
Merrill Lynch International & Co. CV, Macy’s, Inc. Equity Linked Nts., 2/10/16[8] (Cost $910,019)		19,449	688,365

	Principal
	Amount
Short-Term Notes—21.1%
France—1.5%
French Republic Treasury Bills, -0.188%, 8/18/16[11]	EUR	5,600,000	6,100,996

Italy—2.6%
Italian Republic Buoni Ordinari del Tesoro BOT:
-0.038%, 10/14/16[11]	EUR	5,500,000	5,976,258
-0.001%, 9/14/16[11]	EUR	4,400,000	4,780,418
			10,756,676

Mexico—1.3%
United Mexican States Treasury Bills,
3.31%, 1/7/16[11]	MXN	90,300,000	5,236,706

Sweden—2.1%
Kingdom of Sweden Treasury Bills, -0.55%,
2/17/16[11]	SEK	74,000,000	8,772,567

United States—13.6%
United States Treasury Bills, 0.185%, 3/10/16[11,12,13]	USD	55,450,000	55,438,633
Total Short-Term Notes (Cost $87,324,865)			86,305,578
	Shares
Investment Companies—6.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[14,15,16]		23,203,584	23,203,584
SPDR Gold Trust Exchange Traded Fund[2,16]		30,981	3,143,332
Total Investment Companies (Cost $26,808,376)			26,346,916

			Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
PowerShares Senior Loan Exchange Traded Fund Put[2]		USD	22.000	2/19/16	USD	3,810	104,775
S&P 500 Index Call[2]		USD	2,090.000	1/15/16	USD	94	45,590
Total Exchange-Traded Options Purchased (Cost $380,625)							150,365

	Counterparty
Over-the-Counter Options Purchased—0.3%
AUD Currency Call[2,17]	BOA	NZD	1.080	1/22/16	AUD	45,500,000	82,194
CHF Currency Put[2,18]	BOA	JPY	110.000	11/24/16	CHF	906,600	101,011
CNH Currency Put[2]	GSG	CNH	6.388	7/13/16	CNH	32,500,000	267,670
JPY Currency Call[2]	GSG	KRW	9.500	1/20/16	JPY	2,700,000,000	683,112
SEK Currency Call[2,19]	CITNA-B	SEK	8.250	2/1/16	SEK	453,600	106,875
SX5E Index Call[2]	GSG	EUR	3550.000	1/15/16	EUR	587	3,291
Total Over-the-Counter Options Purchased (Cost $1,323,311)							1,244,153

13    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counterparty	Pay /Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing			Six-Month JPY BBA
11/2/27 Call[2]	GSG	Receive	LIBOR	1.070	11/20/17	JPY	560,000	$34,559
Interest Rate Swap maturing			Six-Month JPY BBA
11/22/27 Call[2]	GSG	Receive	LIBOR	1.070	11/20/17	JPY	424,000	26,250
Interest Rate Swap maturing			Three-Month USD
3/21/28 Call[2]	GSG	Receive	BBA LIBOR	2.580	3/19/18	USD	1,100	45,999
Interest Rate Swap maturing			Three-Month USD
4/18/28 Call[2]	GSG	Receive	BBA LIBOR	2.505	4/16/18	USD	2,200	100,352
Interest Rate Swap maturing			Three-Month USD
4/18/28 Call[2]	GSG	Receive	BBA LIBOR	2.505	4/16/18	USD	3,750	171,055
Interest Rate Swap maturing			Six-Month JPY BBA
7/25/28 Call[2]	GSG	Receive	LIBOR	1.050	7/23/18	JPY	630,000	65,168
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $745,745)								443,383
Total Investments, at Value (Cost $413,954,208)							96 .8%	394,988,003
Net Other Assets (Liabilities)							3 .2	13,143,316
Net Assets							100 .0%	$408,131,319

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $1,677,540. See Note 10 of accompanying Consolidated Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. Security received as the result of issuer reorganization.

6. Represents the current interest rate for a variable or increasing rate security.

7. Restricted security. The aggregate value of restricted securities at period end was $15,032,303, which represents 3.68% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 3.663%, 7/17/18	7/2/15	$750,000	$758,587	$8,587
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.529%, 5/10/32	1/9/15	509,293	508,007	(1,286)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.601%, 6/15/32	7/24/14-4/15/15	3,804,378	3,591,134	(213,244)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.631%, 9/15/41	7/25/14-8/28/14	1,590,638	1,394,054	(196,584)
Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18	8/11/15	500,000	492,525	(7,475)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2%, 4/5/19	3/20/15-10/9/15	1,050,444	1,063,269	12,825
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.658%, 4/6/18	5/2/14-5/5/15	753,449	754,837	1,388
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.653%, 4/8/16	10/7/14-6/5/15	751,076	752,119	1,043
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.653%, 2/4/16	5/4/15-6/3/15	749,881	159,844	(590,037)
Nakama Re Ltd. Catastrophe Linked Nts., 2.278%, 1/16/19	12/12/14-11/10/15	750,218	749,063	(1,155)
Nakama Re Ltd. Catastrophe Linked Nts., 2.403%, 4/13/18	7/13/15	500,629	498,825	(1,804)
Nakama Re Ltd. Catastrophe Linked Nts., 3.028%, 1/16/20	12/12/14-10/9/15	500,953	498,875	(2,078)
Raspro Trust, Series 2005-1A, Cl. G, 0.97%, 3/23/24	7/7/15	2,638,071	2,557,750	(80,321)
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 12/7/17	11/14/14-4/22/15	500,657	500,375	(282)
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 9/21/18	12/16/15	249,700	250,413	713
Vitality Re V Ltd. Catastrophe Linked Nts., 2.653%, 1/7/19	4/29/15	253,614	252,288	(1,326)
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.253%, 1/8/18	1/21/15	250,000	250,338	338
		$16,103,001	$15,032,303	$ (1,070,698)

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $70,241,848 or 17.21% of the Fund’s net assets at period end.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

11. Zero coupon bond reflects effective yield on the date of purchase.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,712,419. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,640,664. See Note 6 of the accompanying Consolidated Notes.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	40,325,799	493,509,006	510,631,221	23,203,584

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$23,203,584	$58,788

15.	Rate shown is the 7-day yield at period end.
16.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

17. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.13 NZD per 1 AUD.

18. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 110 JPY per CHF.

19. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 8.25 SEK per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$271,901,506	68.8%
Japan	20,156,796	5.1
Brazil	14,677,051	3.7
Italy	11,431,484	2.9
Sweden	9,455,672	2.4
France	9,108,245	2.3
Supranational	8,901,331	2.3
Mexico	6,099,550	1.5
Bermuda	5,932,285	1.5
Switzerland	5,461,639	1.4
Cayman Islands	5,175,941	1.3
Luxembourg	4,080,617	1.0
Russia	2,595,509	0.7
Canada	2,527,829	0.6
Eurozone	2,503,898	0.6
United Kingdom	2,428,003	0.6
Australia	1,560,590	0.4
Colombia	1,527,350	0.4
Hong Kong	1,478,111	0.4
Netherlands	1,468,342	0.4
Turkey	1,082,489	0.3
China	828,326	0.2
India	656,110	0.2
Chile	601,188	0.2
Singapore	447,389	0.1
Ireland	400,584	0.1
Barbados	397,500	0.1
Argentina	387,425	0.1
Germany	318,823	0.1
Jersey, Channel Islands	282,000	0.1
China Offshore	267,670	0.1
Peru	238,750	0.1
Macau	177,000	0.0
Ukraine	174,000	0.0
Jamaica	166,000	0.0
Venezuela	91,000	0.0

Total	$394,988,003	100.0%

	Shares Sold Short	Value
Securities Sold Short—(7.8)%
Common Stock Securities Sold Short—(7.8)%
AGCO Corp.	(21,650)	$ (982,693)
Air Lease Corp., Cl. A	(62,585)	(2,095,346)
Aircastle Ltd.	(20,455)	(427,305)
Aker Solutions ASA	(61,769)	(211,230)
Assurant, Inc.	(5,880)	(473,575)
athenahealth, Inc.	(3,620)	(582,711)
BHP Billiton Ltd., Sponsored ADR	(26,890)	(692,686)

15    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)
Boeing Co. (The)	(10,150)	$(1,467,589)
Camden Property Trust	(13,020)	(999,415)
Caterpillar, Inc.	(19,124)	(1,299,667)
CBL & Associates Properties, Inc.	(46,030)	(569,391)
Charter Communications, Inc., Cl. A	(4,570)	(836,767)
Cheniere Energy, Inc.	(21,900)	(815,775)
Cie Financiere Richemont SA	(11,280)	(810,280)
ClubCorp Holdings, Inc.	(66,655)	(1,217,787)
CNH Industrial NV	(61,570)	(421,139)
Colgate-Palmolive Co.	(17,830)	(1,187,835)
Comcast Corp., Cl. A	(20,750)	(1,170,922)
Comerica, Inc.	(16,822)	(703,664)
Commerce Bancshares, Inc.	(16,582)	(705,398)
Deere & Co.	(15,380)	(1,173,033)
Ensco plc, Cl. A	(56,670)	(872,151)
FirstMerit Corp.	(33,600)	(626,640)
Gulfmark Offshore, Inc., Cl. A	(47,470)	(221,685)
Nasdaq, Inc.	(8,685)	(505,206)
Nationstar Mortgage Holdings, Inc.	(21,680)	(289,862)
Oracle Corp.	(24,475)	(894,072)
Pennsylvania Real Estate Investment Trust	(80,560)	(1,761,847)
Rio Tinto plc, Sponsored ADR	(15,420)	(449,030)
RLJ Lodging Trust	(32,890)	(711,411)
Rouse Properties, Inc.	(44,080)	(641,805)
Southern Copper Corp.	(42,880)	(1,120,026)
Subsea 7 SA	(93,237)	(655,771)
Tidewater, Inc.	(51,320)	(357,187)
Tiffany & Co.	(13,650)	(1,041,359)
Time Warner, Inc.	(13,720)	(887,272)
Transocean Ltd.	(10,408)	(128,851)
Weingarten Realty Investors	(42,700)	(1,476,566)
Zions Bancorporation	(16,450)	(449,086)

Total Securities Sold Short (Proceeds $37,377,607)		$(31,934,035)

Forward Currency Exchange Contracts as of December 31, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	01/2016	BRL	8,000	USD	1,997	$25,262	$–
BNP	01/2016	USD	2,049	BRL	8,000	26,644	–
BNP	01/2016	USD	1,317	NOK	10,950	80,470	–
BOA	01/2016	BRL	9,880	USD	2,530	–	32,905
BOA	01/2016	KRW	4,046,000	USD	3,442	2,236	3,740
BOA	01/2016	MXN	43,200	USD	2,566	–	60,853
BOA	01/2016	NOK	21,410	USD	2,656	–	237,175
BOA	01/2016	USD	1,279	AUD	1,800	–	32,019
BOA	01/2016	USD	2,470	BRL	9,880	–	26,923
BOA	02/2016	USD	1,532	CHF	1,540	–	8,393
BOA	02/2016	USD	2,993	EUR	2,792	–	45,060
BOA	01/2016 - 02/2016	USD	3,193	JPY	392,400	–	73,334
BOA	01/2016	USD	2,575	MXN	43,700	41,028	–
BOA	02/2016	USD	1,380	THB	50,000	–	8,250
CITNA-B	01/2016	AUD	7,250	USD	5,218	63,332	–
CITNA-B	01/2016 - 04/2016	BRL	9,000	USD	2,288	6,179	26,644
CITNA-B	01/2016	CAD	3,395	USD	2,624	–	170,894
CITNA-B	01/2016	CHF	2,550	USD	2,630	–	82,955
CITNA-B	01/2016	GBP	1,695	USD	2,621	–	122,393
CITNA-B	01/2016	HUF	721,000	USD	2,592	–	107,796
CITNA-B	01/2016	JPY	312,000	USD	2,576	20,407	–
CITNA-B	01/2016	MXN	87,100	USD	5,205	–	153,816
CITNA-B	01/2016	NZD	3,790	USD	2,559	31,512	–
CITNA-B	01/2016	TRY	7,560	USD	2,450	136,118	–
CITNA-B	01/2016	USD	2,710	BRL	8,000	687,727	–
CITNA-B	01/2016	USD	2,612	CAD	3,490	89,451	–
CITNA-B	01/2016	USD	2,621	CHF	2,495	128,964	–
CITNA-B	01/2016	USD	1,310	HUF	362,000	62,757	–
CITNA-B	01/2016 - 01/2016	USD	11,056	MXN	178,800	710,195	24,371
CITNA-B	01/2016	USD	3,742	TRY	11,330	–	133,736
DEU	01/2016	HUF	739,000	USD	2,564	–	17,482
DEU	01/2016	NZD	3,935	USD	2,631	59,072	–

16    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	01/2016	SEK	21,900	USD	2,616	$–	$21,467
DEU	01/2016	USD	5,141	AUD	7,225	–	122,118
DEU	01/2016	USD	2,576	HUF	726,000	74,017	–
DEU	02/2016	USD	409	SEK	3,550	–	12,118
DEU	01/2016	USD	1,227	ZAR	16,930	133,904	–
DEU	01/2016	ZAR	34,670	USD	2,498	–	259,603
GSCO-OT	01/2016 - 01/2016	BRL	20,830	USD	5,840	–	574,680
GSCO-OT	01/2016	KRW	4,673,000	USD	3,933	41,428	–
GSCO-OT	01/2016 - 04/2016	USD	10,467	BRL	38,030	1,050,205	63,895
GSCO-OT	02/2016	USD	8,717	SEK	74,000	–	60,998
HSBC	01/2016	JPY	158,000	USD	1,317	–	1,938
HSBC	09/2016	USD	5,031	EUR	4,400	209,739	–
HSBC	01/2016	USD	1,294	GBP	850	40,791	–
JPM	01/2016	AUD	3,545	USD	2,574	8,626	–
JPM	01/2016	CAD	3,495	USD	2,612	–	85,731
JPM	01/2016	KRW	3,058,000	USD	2,623	–	21,827
JPM	02/2016	NOK	2,460	USD	283	–	5,030
JPM	01/2016	SEK	10,670	USD	1,297	–	33,130
JPM	01/2016	TRY	7,510	USD	2,568	944	–
JPM	02/2016	USD	1,781	AUD	2,525	–	54,643
JPM	07/2016	USD	9,061	BRL	32,000	1,443,949	–
JPM	01/2016	USD	3,894	CAD	5,145	176,063	–
JPM	01/2016 - 10/2016	USD	8,560	EUR	7,790	110,706	73,153
JPM	01/2016	USD	5,195	GBP	3,450	108,881	–
JPM	01/2016 - 01/2016	USD	6,276	JPY	758,000	–	32,547
JPM	01/2016	USD	3,876	KRW	4,541,000	24,625	10,549
JPM	01/2016	USD	2,547	NOK	21,340	136,139	–
JPM	01/2016	USD	1,309	NZD	2,015	–	67,972
JPM	01/2016	USD	2,560	SEK	21,730	–	15,033
JPM	01/2016	USD	2,553	ZAR	35,530	258,381	–
MSCO	01/2016	EUR	1,145	USD	1,292	–	47,470
MSCO	01/2016	JPY	1,100,000	USD	9,292	–	137,716
MSCO	01/2016	MXN	30,000	USD	1,915	–	174,096
MSCO	02/2016	USD	2,007	CAD	2,675	73,663	–
MSCO	01/2016	USD	1,343	CHF	1,295	49,968	–
MSCO	01/2016 - 08/2016	USD	10,911	EUR	9,665	363,129	–
MSCO	01/2016 - 01/2016	USD	21,189	JPY	2,490,000	481,269	13,857
MSCO	01/2016	USD	3,247	MXN	50,300	328,445	–
MSCO	01/2016	USD	2,574	NZD	3,820	–	37,558
RBS	01/2016 - 01/2016	USD	1,736	JPY	212,000	253	28,910
TDB	01/2016	BRL	5,050	USD	1,269	7,617	–
TDB	01/2016	GBP	1,735	USD	2,628	–	69,749
TDB	01/2016 - 04/2016	USD	4,431	BRL	16,800	256,868	8,108

Total Unrealized Appreciation and Depreciation						$7,550,964	$3,402,635

Futures Contracts as of December 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CAC 40 10 Index	PAR	Sell	1/15/16	307	15,475,532	$(130,514)
CBOE Volatility Index	CBE	Sell	2/17/16	99	1,868,625	(76,968)
Coffee “C”*	NYB	Sell	3/18/16	16	760,200	(27,365)
Cotton No. 2*	NYB	Buy	3/08/16	24	759,360	8,430
Euro-BTP	EUX	Sell	3/08/16	7	1,049,192	10,800
FTSE 100 Index	LIF	Sell	3/18/16	166	15,167,572	(572,885)
Gas Oil*	NYM	Buy	1/29/16	13	693,966	(46,042)
Gold (100 oz.) *	CMX	Sell	2/25/16	8	848,160	(6,839)
Lean Hogs*	CME	Buy	2/12/16	33	789,360	5,803
Live Cattle*	CME	Sell	2/29/16	14	766,080	(26,651)
Natural Gas*	NYM	Sell	1/27/16	32	747,840	(18,586)
Primary Aluminum*	LME	Sell	1/19/16	20	752,750	(22,314)
Russell 2000 Mini Index	NYF	Sell	3/18/16	248	28,061,200	(594,949)
S&P 500 E-Mini Index	CME	Buy	3/18/16	356	36,230,120	233,596
S&P/TSX 60 Index	MON	Sell	3/17/16	27	2,969,473	(63,156)
Silver*	CMX	Buy	3/29/16	11	759,165	(1,686)
Soybean*	CBT	Buy	3/14/16	17	734,613	(1,961)
SPI 200 Index	SFE	Sell	3/17/16	37	3,543,467	(239,351)

17    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Futures Contracts (Continued)
						Unrealized Appreciation
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	(Depreciation )
United States Treasury Long Bonds	CBT	Buy	3/21/16	42	6,457,500	$7,882
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	115	14,479,219	19,586
WTI Crude Oil*	NYM	Sell	1/20/16	20	740,800	(1,427)
Zinc*	LME	Sell	1/18/16	19	760,000	(22,861)
						$(1,567,458)

* All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at December 31, 2015
Description	Exercise Price		Expiration Date	Number of Contracts	Premiums Received	Value
Power Shares Senior Loan Exchange Traded Fund Call	USD	22.000	2/19/16	USD (3,810)	$186,531	$(238,125)

Over-the-Counter Options Written at December 31, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value
JPY Currency Call	GSG	KRW	10.000	1/20/16	JPY (5,400,000,000)	$422,850	$(141,233)

Centrally Cleared Credit Default Swaps at December 31, 2015
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24		Buy	5.000%	6/20/20	USD	183	$11,763	$(6,988)
CDX.HY.24		Buy	5.000	6/20/20	USD	896	64,036	(34,183)
CDX.HY.24		Buy	5.000	6/20/20	USD	108	5,551	(4,117)
CDX.HY.24		Buy	5.000	6/20/20	USD	1,881	145,487	(71,766)
CDX.HY.24		Buy	5.000	6/20/20	USD	217	13,274	(8,272)
CDX.HY.25		Buy	5.000	12/20/20	USD	12,756	(26,221)	(165,756)
CDX.HY.25		Buy	5.000	12/20/20	USD	11,436	283,009	(148,603)
CDX.IG.25		Sell	1.000	12/20/20	USD	8,555	(67,182)	49,142
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	7,860	105,210	(91,762)
Total of Cleared Credit Default Swaps							$534,927	$(482,305)

Over-the-Counter Credit Default Swaps at December 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Italy Government International	BAC	Buy	1.000%	12/20/20	USD	5,133	$5,513	$1,038
Kingdom of Spain Bond	BAC	Buy	1.000	12/20/20	USD	4,278	30,105	(15,682)
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	66,876
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	66,876
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	2,567	(96,674)	89,067
Republic of Austria Bond	BAC	Buy	1.000	12/20/20	USD	1,454	55,320	(54,221)
Total of Over-the-Counter Credit Default Swaps							$(201,823)	$153,954

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum Potential
	Payments for Selling Credit		Reference Asset
Type of Reference Asset on which the Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**
Investment Grade Corporate Debt Indexes	$ 8,555,000	$ —	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2015
	Pay/Receive						Premiums
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Received / (Paid)	Value
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365%	8/10/25	SEK	7,965	$—	$(11,822)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	(3,237)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	(5,580)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	70,140	20,342	129,713
		Six-Month AUD
BOA	Receive	BBR BBSW	3.105	12/7/25	AUD	13,430	—	(33,923)
		Three-Month USD
CITNA-B	Pay	BBA LIBOR	2.318	8/10/25	USD	450	(10)	10,362
		Three-Month USD
DEU	Pay	BBA LIBOR	2.518	10/23/45	USD	3,158	—	(53,276)

18    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
		Three-Month USD
GSG	Pay	BBA LIBOR	2.197%	11/12/25	USD	145	$—	$555
		Six-Month JPY
GSG	Receive	BBA LIBOR	0.468	11/12/25	JPY	23,000	—	(935)
		Six-Month JPY
JPM	Receive	BBA LIBOR	0.461	12/9/25	JPY	28,000	—	(936)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.350	7/10/25	USD	9,170	(2,532)	256,753
		Six-Month JPY
JPM	Receive	BBA LIBOR	0.593	7/10/25	JPY	1,082,000	—	(187,178)
		Six-Month JPY
JPM	Receive	BBA LIBOR	0.595	8/11/25	JPY	60,000	—	(9,729)
		Six-Month JPY
JPM	Receive	BBA LIBOR	0.566	8/6/25	JPY	13,000	—	(1,818)

Total of Centrally Cleared Interest Rate Swaps							$17,800	$88,949

Over-the-Counter Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-Month CNY
BOA	Pay	CNREPOFIX =CFXS	2.900%	7/24/20	CNY	14,000	$13,352
		Three-Month CNY
GSG	Pay	CNREPOFIX =CFXS	2.830	8/14/20	CNY	3,250	1,938

Total of Over-the-Counter Interest Rate Swaps							$15,290

Over-the-Counter Total Return Swaps at December 31, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 70 basis points	1/13/17	USD	1,294	$(43,235)
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	8,465	167,141
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,443	(44,314)
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	12/12/16	HKD	48,563	(95,615)
GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 50 basis points	12/7/16	USD	29,769	(1,545,042)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	11/8/16	USD	22,910	(430,083)
HIF6 Index	GSG	Pay	No Floating Rate	2/5/16	HKD	57,250	36,655
IBXXLLTR Index	JPM	Pay	USD BBA LIBOR	3/28/16	USD	60,102	(2,121,975)
IBXXLLTR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	875	(289)
IBXXLLTR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	875	459
IBXXLLTR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	1,750	2,390
IBXXLLTR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD	1,750	2,092
JPCMOLNG Index	JPM	Receive	One-Month USD BBA LIBOR	6/7/16	USD	9,432	(180,888)
JPCMOSHR Index	JPM	Pay	One-Month USD BBA LIBOR	6/7/16	USD	9,460	233,199
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	10/6/16	EUR	14,510	(95,079)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	10/6/16	GBP	10,321	(63,678)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	5/6/16	USD	6,273	160,487
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/15/16	USD	779	3,909
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	11,903	304,511
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	10/7/16	USD	1,179	30,171
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	7/8/16	USD	2,449	62,642
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	6/16/16	USD	1,011	5,073
Total of Over-the-Counter Total Return Swaps							$ (3,611,469)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

19    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Volatility Swaps at December 31, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
CAD/CHF spot exchange rate	DEU	Receive	10 .000	1/11/16	CAD	6,600	$4,865
EUR/CAD spot exchange rate	DEU	Receive	10 .000	1/7/16	EUR	4,500	3,814
EUR/CHF spot exchange rate	CITNA-B	Pay	5 .350	1/29/16	EUR	4,500	(3,179)
EUR/CHF spot exchange rate	BOA	Pay	5 .600	1/28/16	EUR	4,500	(1,369)
EUR/CHF spot exchange rate	CITNA-B	Pay	5 .500	1/22/16	EUR	4,500	49
EUR/CHF spot exchange rate	BOA	Pay	5 .500	1/25/16	EUR	4,500	(147)
EUR/CHF spot exchange rate	BOA	Pay	5 .700	1/25/16	EUR	4,500	342
GBP/NZD spot exchange rate	DEU	Receive	11 .500	1/19/16	GBP	3,300	(7,151)
GBP/NZD spot exchange rate	HSBC	Receive	11 .700	1/19/16	GBP	3,200	(7,029)
GBP/SEK spot exchange rate	JPM	Receive	10 .000	1/29/16	GBP	3,300	(7,249)
GBP/SEK spot exchange rate	DEU	Receive	9 .000	2/5/16	GBP	3,300	(632)
GBP/SEK spot exchange rate	BOA	Receive	10 .200	2/4/16	GBP	3,300	(6,957)
iShares MSCI Emerging Markets	GSG	Pay	1090 .980	1/7/16	USD	428	147,930
iShares MSCI Emerging Markets	GSG	Pay	879 .122	1/7/16	USD	476	298,105
iShares MSCI Emerging Markets	GSG	Receive	918 .090	1/7/16	USD	466	(240,507)
iShares MSCI Emerging Markets	GSG	Receive	1117 .560	1/7/16	USD	423	(297,674)
NZD/CHF spot exchange rate	DEU	Receive	13 .000	1/15/16	NZD	7,300	(13,131)
NZD/CHF spot exchange rate	HSBC	Receive	12 .150	1/11/16	NZD	7,400	(9,262)
NZD/CHF spot exchange rate	DEU	Receive	13 .000	1/14/16	NZD	7,200	(12,311)
NZD/CHF spot exchange rate	BOA	Receive	14 .050	1/11/16	NZD	7,400	(19,081)
NZD/CHF spot exchange rate	JPM	Receive	12 .750	1/8/16	NZD	7,300	(9,337)
NZD/JPY spot exchange rate	BOA	Pay	12 .400	2/9/16	NZD	7,200	(2,955)
Total of Over-the-Counter Volatility Swaps							$(182,866)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

20    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIF6	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
IBXXLLTR	IBOXX USD Liquid Leveraged Loans Index Series 1 Version 1
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index
SX5E	The EURO STOXX 50 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

21    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $390,750,624)	$371,784,419
Affiliated companies (cost $23,203,584)	23,203,584
394,988,003
Cash	1,727,021
Cash used for collateral on futures	756,000
Cash used for collateral on centrally cleared swaps	2,591,380
Deposits with broker for securities sold short	37,550,031
Deposits with broker for foreign securities sold short (cost $1,817,390)	1,795,950
Unrealized appreciation on forward currency exchange contracts	7,550,964
Swaps, at value (net premiums paid $287,248)	1,702,981
Centrally cleared swaps, at value (net premiums paid $49,382)	446,525
Receivables and other assets:
Interest and dividends	1,374,458
Investments sold	1,064,147
Variation margin receivable	549,955
Shares of beneficial interest sold	4,013
Other	7,141
Total assets	452,108,569
Liabilities
Securities sold short, at value (proceeds $37,377,607) - see accompanying statement of investments	31,934,035
Unrealized depreciation on forward currency exchange contracts	3,402,635
Options written, at value (premiums received $609,381)	379,358
Swaps, at value (premiums received $85,425)	5,328,072
Centrally cleared swaps, at value (net premiums received $602,109)	839,881
Payables and other liabilities:
Investments purchased (including $250,000 purchased on a when-issued or delayed delivery basis)	1,357,017
Variation margin payable	556,755
Dividends	61,377
Shareholder communications	3,504
Trustees’ compensation	2,669
Distribution and service plan fees	390
Shares of beneficial interest redeemed	82
Other	111,475
Total liabilities	43,977,250
Net Assets	$408,131,319

Composition of Net Assets
Par value of shares of beneficial interest	$42,245
Additional paid-in capital	433,237,288
Accumulated net investment loss	(5,872,282)
Accumulated net realized loss on investments and foreign currency transactions	(4,833,859)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(14,442,073)
Net Assets	$408,131,319

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $406,286,596 and 42,054,272 shares of beneficial interest outstanding)	$9.66
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,844,723 and 191,189 shares of beneficial interest outstanding)	$9.65

See accompanying Notes to Consolidated Financial Statements.

22    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest (net of foreign withholding taxes of $8,610)	$6,576,329
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $34,382)	1,892,579
Affiliated companies	58,788
Total investment income	8,527,696
Expenses
Management fees	3,780,674
Distribution and service plan fees - Service shares	4,230
Transfer and shareholder servicing agent fees:
Non-Service shares	363,624
Service shares	1,693
Shareholder communications:
Non-Service shares	12,057
Service shares	58
Borrowing fees	3,035
Financing expense from short sales	177,885
Custodian fees and expenses	145,084
Dividends on short sales	606,613
Trustees’ compensation	28,923
Other	208,147
Total expenses	5,332,023
Less reduction to custodian expenses	(606)
Less waivers and reimbursements of expenses	(172,937)
Net expenses	5,158,480
Net Investment Income	3,369,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(4,337,579)
Closing and expiration of option contracts written	5,579,412
Closing and expiration of futures contracts	4,859,600
Foreign currency transactions	13,895,133
Short Positions	1,439,256
Swap contracts	(25,920,793)
Net realized loss	(4,484,971)
Net change in unrealized appreciation/depreciation on:
Investments	(13,834,044)
Translation of assets and liabilities denominated in foreign currencies	(973,580)
Futures contracts	(946,887)
Option contracts written	99,467
Short positions	4,516,098
Swap contracts	(3,798,573)
Net change in unrealized appreciation/depreciation	(14,937,519)
Net Decrease in Net Assets Resulting from Operations	$(16,053,274)

See accompanying Notes to Consolidated Financial Statements.

23    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Operations
Net investment income	$3,369,216	$1,249,537
Net realized gain (loss)	(4,484,971)	1,924,432
Net change in unrealized appreciation/depreciation	(14,937,519)	505,516
Net increase (decrease) in net assets resulting from operations	(16,053,274)	3,679,485
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,416,586)	(6,230,727)
Service shares	(1,965)	(30,926)
	(1,418,551)	(6,261,653)
Distributions from net realized gain:
Non-Service shares	—	(5,294,823)
Service shares	—	(26,494)
	—	(5,321,317)
Tax return of capital distribution:
Non-Service shares	—	(430,129)
Service shares	—	(2,135)
	—	(432,264)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	161,111,575	260,906,037
Service shares	587,007	1,391,583
	161,698,582	262,297,620
Net Assets
Total increase	144,226,757	253,961,871
Beginning of period	263,904,562	9,942,691

End of period (including accumulated net investment loss of $5,872,282 and $5,239,862, respectively)	$408,131,319	$263,904,562

See accompanying Notes to Consolidated Financial Statements.

24    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Non-Service Shares	2015	2014	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.44)	0.52	(0.05)
Total from investment operations	(0.35)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	(0.03)	(0.48)	(0.01)
Net asset value, end of period	$9.66	$10.04	$9.92

Total Return, at Net Asset Value[3]	(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$406,286	$262,573	$9,917
Average net assets (in thousands)	$363,975	$161,988	$9,827
Ratios to average net assets:[4]
Net investment income (loss)	0.92%	0.77%[5]	(1.85)%[5]
Expenses excluding specific expenses listed below	1.24%	1.33%	7.16%
Dividend and/or interest expenses on securities sold short	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.46%	1.43%[5]	7.16%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.31%[5]	3.33%[5]
Portfolio turnover rate	67%	147%	11%

1. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

25    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Service Shares	2015	2014	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.08	(0.03)
Net realized and unrealized gain (loss)	(0.44)	0.50	(0.04)
Total from investment operations	(0.37)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.01)	(0.47)	(0.01)
Net asset value, end of period	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[3]	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,845	$1,332	$10
Average net assets (in thousands)	$1,695	$335	$10
Ratios to average net assets:[4]
Net investment income (loss)	0.66%	0.77%[5]	(2.12)%[5]
Expenses excluding specific expenses listed below	1.48%	1.68%	7.43%
Dividend and/or interest expenses on securities sold short	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.70%	1.78%[5]	7.43%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.67%[5]	3.50%[5]
Portfolio turnover rate	67%	147%	11%

1. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

26    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), formerly known as Oppenheimer Diversified Alternatives Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., formerly known as Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 20,788 shares with net assets of $10,504,038 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$9,923,428
Net assets	$10,504,038
Net income (loss)	$(173,204)
Net realized gain (loss)	$(1,352,667)
Net change in unrealized appreciation/depreciation	$(182,632)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

27    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$2,241,634	$19,625,715

1. At period end, the Fund had $2,102,249 net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

28    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

Expiring
No expiration	$2,102,249

2	The Fund had $131,091 of post-October foreign currency losses which were deferred.

3. The Fund had $8,294 of straddle losses which were deferred.

4. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund utilized $4,521 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$564,132	$2,583,085	$3,147,217

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary income	$1,418,551	$11,293,164
Long-term capital gain	—	289,806
Return of capital	—	432,264

Total	$1,418,551	$12,015,234

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$415,872,066
Federal tax cost of other investments	(73,253,286)

Total federal tax cost	$342,618,780

Gross unrealized appreciation	$16,629,842
Gross unrealized depreciation	(36,255,557)

Net unrealized depreciation	$(19,625,715)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

29    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

30    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,931,278	$329,348	$—	$5,260,626
Consumer Staples	5,524,591	—	—	5,524,591
Energy	23,035,725	—	—	23,035,725
Financials	26,407,153	8,702,614	—	35,109,767
Health Care	10,778,527	1,678,607	9,315	12,466,449
Industrials	12,348,651	—	—	12,348,651
Information Technology	12,897,853	433,412	—	13,331,265
Materials	5,298,665	—	—	5,298,665
Telecommunication Services	3,271,663	—	—	3,271,663
Utilities	4,139,602	—	—	4,139,602
Preferred Stocks	2,673,954	831,300	—	3,505,254
Asset-Backed Securities	—	16,960,126	1,394,054	18,354,180
Mortgage-Backed Obligation	—	2,009,863	—	2,009,863
Foreign Government Obligations	—	22,370,175	—	22,370,175
Non-Convertible Corporate Bonds and Notes	—	33,187,395	—	33,187,395
Convertible Corporate Bonds and Notes	—	2,165,590	—	2,165,590
Corporate Loans	—	21,065,769	—	21,065,769
Event-Linked Bonds	—	57,364,013	—	57,364,013
Structured Security	—	688,365	—	688,365
Short-Term Notes	—	86,305,578	—	86,305,578
Investment Companies	26,346,916	—	—	26,346,916
Exchange-Traded Options Purchased	150,365	—	—	150,365
Over-the-Counter Options Purchased	—	1,244,153	—	1,244,153
Over-the-Counter Interest Rate Swaptions Purchased	—	443,383	—	443,383

Total Investments, at Value	137,804,943	255,779,691	1,403,369	394,988,003
Other Financial Instruments:
Forward currency exchange contracts	—	7,550,964	—	7,550,964
Futures contracts	286,097	—	—	286,097
Centrally cleared swaps, at value	—	446,525	—	446,525
Swaps, at value	—	1,702,981	—	1,702,981

Total Assets	$138,091,040	$265,480,161	$1,403,369	$404,974,570

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(30,256,754)	$(1,677,281)	$—	$(31,934,035)
Forward currency exchange contracts	—	(3,402,635)	—	(3,402,635)
Futures contracts	(1,853,555)	—	—	(1,853,555)
Options written, at value	(238,125)	(141,233)	—	(379,358)
Centrally cleared swaps, at value	—	(839,881)	—	(839,881)
Swaps, at value	—	(5,328,072)	—	(5,328,072)

Total Liabilities	$(32,348,434)	$(11,389,102)	$—	$(43,737,536)

31    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Preferred Stocks	$507,144	$(507,144)

Total Assets	$507,144	$(507,144)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a

32    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued

hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$250,000

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$880,429
Market Value	$221,800
Market Value as % of Net Assets	0.05%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

33    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares comprising 77.08% of the Fund. The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

34    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $157,702,109 and $238,612,894, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $31,787,851 and $60,869,790 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

35    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $956,849 and $864,359 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $748,932 and $692,743 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2014	420,522,917	$1,274,794
Options written	48,222,239,113	16,239,222
Options closed or expired	(17,046,723,426)	(5,579,412)
Options exercised	(26,196,034,794)	(11,325,223)

Options outstanding as of December 31, 2015	5,400,003,810	$609,381

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss

36    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $48,130,170 and $22,771,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $14,946,161 and $21,107,460 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $124,453,122 and $28,069,144 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a

37    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $38,064 and $27,276 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $431,237 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

38    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,638,191.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$240,163	$(240,163)	$—	$—	$—
Barclays Bank plc	90,105	(69,903)	—	—	20,202
BNP Paribas	199,252	—	(90,523)	—	108,729
Citibank NA	2,210,707	(870,098)	(1,340,609)	—	—
Deutsche Bank AG	275,672	(275,672)	—	—	—
Goldman Sachs Bank USA	1,091,633	(699,573)	(392,060)	—	—
Goldman Sachs Group, Inc. (The)	2,448,877	(2,448,877)	—	—	—
HSBC Bank USA NA	250,530	(18,229)	(232,301)	—	—
JPMorgan Chase Bank NA	2,506,454	(2,506,454)	—	—	—
Morgan Stanley	66,876	—	—	—	66,876
Morgan Stanley Capital Services, Inc.	1,296,474	(410,697)	—	(885,777)	—
Royal Bank of Scotland plc (The)	253	(253)	—	—	—
Toronto Dominion Bank	264,485	(77,857)	—	—	186,628

	$10,941,481	$(7,617,776)	$(2,055,493)	$(885,777)	$382,435

39    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(717,918)	$240,163	$171,965	$—	$(305,790)
Barclays Bank plc	(69,903)	69,903	—	—	—
Citibank NA	(870,098)	870,098	—	—	—
Deutsche Bank AG	(466,013)	275,672	190,341	—	—
Goldman Sachs Bank USA	(699,573)	699,573	—	—	—
Goldman Sachs Group, Inc. (The)	(2,793,389)	2,448,877	344,512	—	—
HSBC Bank USA NA	(18,229)	18,229	—	—	—
JPMorgan Chase Bank NA	(2,719,353)	2,506,454	212,899	—	—
Morgan Stanley Capital Services, Inc.	(410,697)	410,697	—	—	—
Royal Bank of Scotland plc (The)	(28,910)	253	—	—	(28,657)
Toronto Dominion Bank	(77,857)	77,857	—	—	—

	$(8,871,940)	$7,617,776	$919,717	$—	$ (334,447)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$228,798	Swaps, at value	$2,192,167
Equity contracts	Swaps, at value	1,003,788	Swaps, at value	2,497,934
Interest rate contracts	Swaps, at value	15,290
Volatility contracts	Swaps, at value	455,105	Swaps, at value	637,971
Credit contracts	Centrally cleared swaps, at value	49,142	Centrally cleared swaps, at value	531,447
Interest rate contracts	Centrally cleared swaps, at value	397,383	Centrally cleared swaps, at value	308,434
Commodity contracts	Variation margin receivable	15,290*	Variation margin payable	183,766*
Equity contracts	Variation margin receivable	534,665*	Variation margin payable	323,713*
Interest rate contracts			Variation margin payable	39,376*
Volatility contracts			Variation margin payable	9,900*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	7,550,964	Unrealized depreciation on foreign currency exchange contracts	3,402,635
Foreign exchange contracts			Options written, at value	141,233
Interest rate contracts			Options written, at value	238,125
Equity contracts	Investments, at value	48,881**	Investments, at value
Foreign exchange contracts	Investments, at value	1,240,862**	Investments, at value
Interest rate contracts	Investments, at value	548,158**	Investments, at value

Total		$12,088,326		$10,506,701

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$376,408	$—	$(1,737,450)	$(1,361,042)
Credit contracts	—	—	—	—	(2,538,700)	(2,538,700)
Equity contracts	(825,564)	—	4,684,800	—	(2,915,625)	943,611
Foreign exchange contracts	(568,876)	5,579,412	—	5,970,375	—	10,980,911

40    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Interest rate contracts	(177,453)	—	(160,787)	—	(247,290)	(585,530)
Volatility contracts	—	—	(40,821)	—	(18,481,728)	(18,522,549)

Total	$(1,571,893)	$5,579,412	$4,859,600	$5,970,375	$(25,920,793)	$(11,083,299)

*Includes purchased option contacts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$—	$(87,705)	$—	$280,052	$192,347
Credit contracts	—	—	—	—	(2,267,451)	(2,267,451)
Equity contracts	(537,821)	(112,941)	(868,619)	—	(1,756,669)	(3,276,050)
Foreign exchange contracts	550,936	264,002	—	(2,486,130)	—	(1,671,192)
Interest rate contracts	(229,025)	(51,594)	19,560	—	102,015	(159,044)
Volatility contracts	—	—	(10,123)	—	(156,520)	(166,643)

Total	$(215,910)	$99,467	$(946,887)	$(2,486,130)	$(3,798,573)	$(7,348,033)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	15,762,717	$159,728,797	24,008,256	$249,427,902
Dividends and/or distributions reinvested	143,442	1,382,778	1,139,749	11,478,135
Redeemed	—	—	—	—

Net increase	15,906,159	$161,111,575	25,148,005	$260,906,037

Service Shares
Sold	145,309	$1,456,569	143,042	$1,512,896
Dividends and/or distributions reinvested	203	1,954	5,873	59,078
Redeemed	(87,055)	(871,516)	(17,184)	(180,391)

Net increase	58,457	$587,007	131,731	$1,391,583

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$247,083,277	$121,735,358

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

41    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,505 and $25 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $127,233.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $42,174 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $41,023,521. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

42    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

10. Borrowings and Other Financing (Continued)

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

43    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi-Alternatives Fund/VA, formerly Oppenheimer Diversified Alternatives Fund/VA, (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Alternatives Fund/VA and subsidiary as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 16, 2016

44    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 77.76% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

45    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Cornerstone Real Estate Advisers LLC (“Cornerstone”) and OFI SteelPath, Inc., (“OFI SteelPath”) (jointly the “Sub-Sub-Advisers”) whereby OFI SteelPath and Cornerstone provide investment sub-sub-advisory services to the fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, and “OFI Global”, “OFI”, “OFI SteelPath”, and “Cornerstone” are referred to as the “Managers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Benjamin Rockmuller, Dokyoung Lee, David Wharmby and Brian Watson, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multialternative funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median for the one-year period and ranked in the first quintile for the one-year period. The Board also considered that the Fund was launched on November 14, 2013.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail multialternative funds underlying variable insurance products. In reviewing the fees and expenses charged to the Fund, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were equal to its peer group median and lower than its category median and that its contractual management fees were lower than their peer group median and category median. Within the total asset range of $100 million to $250 million, the Fund’s effective management fee rate was lower than its category median and equal to its peer group median. The Board further considered that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

46    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

47    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999- October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

49    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

50    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2013) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2013) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

51    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMERL GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Advisers	Cornerstone Real Estate Advisers LLC OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

December 31, 2015

Oppenheimer

International Growth Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

- Listing of Top Holdings
- Fund Performance Discussion
- Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/15

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	3.43%	6.51%	6.35%
Service Shares	3/19/01	3.11	6.23	6.01
MSCI AC World ex-U.S. Index		-5.66	1.06	2.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS	REGIONAL ALLOCATION

Continental AG	1.8%
Infineon Technologies AG	1.7
Dollarama, Inc.	1.6
Novo Nordisk AS, Cl. B	1.6
Nippon Telegraph & Telephone Corp.	1.6
Carnival Corp.	1.5
Valeo SA	1.5
Aalberts Industries NV	1.4
Vodafone Group plc	1.4
Heineken NV	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total market value of investments.

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Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 3.43% during the reporting period. In comparison, the Fund’s benchmark, the MSCI AC World ex-U.S. Index (the “Index”), returned -5.66% during the same period. The Fund was able to outperform the Index in a volatile period for global equities. Although past performance cannot guarantee future results, the fact that we seek to invest in high-quality companies has the potential to lead to outperformance during periods of sharp downward volatility. As investors seek safety, they are more drawn to companies with the pricing power, steady growth potential, low cyclicality and strong balance sheets that characterize the businesses in which we invest.

On a sector basis, the Fund outperformed the Index in eight out of ten sectors during the reporting period, led by stock selection in materials, consumer discretionary and information technology. The Fund underperformed the Index within the consumer staples and industrials sectors due to stock selection.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the energy sector and many emerging markets. U.S. equities generally outperformed their counterparts in other regions in 2015, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first U.S. interest-rate hike by the Federal Reserve (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16 meeting, when the benchmark federal funds rate was raised by 0.25%.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Nippon Telegraph and Telephone Corp., Galenica AG and Infineon Technologies AG. Nippon Telegraph and Telephone’s stock price benefited as the company continued to improve its operational performance and return more capital to shareholders. Galenica is a Swiss health care company that develops, manufactures and markets pharmaceutical products, and runs pharmacies. We are interested in the pharmaceutical arm, Vifor. It has an injectable iron drug with “broad label” application approval and a patent life until 2027. The drug has been taken up by the medical community in Switzerland for treating many conditions, including anemia. Vifor is now targeting the U.S., and we believe that the addressable market offers significant growth potential for the company’s earnings. During the reporting period, Galenica announced that it intends to strengthen Vifor’s pipeline, through acquisitions and partnerships, with an eye to spinning it off over the next few years; this affected the stock price positively. Infineon is a German semiconductor manufacturer whose chips are widely used in three main areas: power management and control, automobiles and chip cards and security. In our opinion, these areas will drive secular demand for chips for some time, and Infineon is one of the best placed companies to benefit from this growth in demand and pricing power. During the reporting period, the stock price rose when the company announced earnings that were ahead of analyst expectations.

TOP INDIVIDUAL DETRACTORS

Top individual detractors from performance included Aryzta AG, Hudson’s Bay Co. and Rolls-Royce Holdings plc. Aryzta is a Swiss manufacturer of baked goods. During the reporting period, the company announced a 49% acquisition of Picard, a French frozen food company. This was a surprise, as the company had not signaled the possibility of a large scale investment, or the possibility that they would diversify outside of baked goods. Investors reacted negatively to this news. The other near-term challenge for Aryzta has been sluggish trends in the fast food industry, where it is a supplier to some of the biggest players. We believe the Picard investment, though not an obvious fit, holds some promise. Aryzta’s management also has a good track record of allocating capital. Hudson’s Bay is the Toronto-based owner of Saks Fifth Avenue. In addition to Saks Fifth Avenue, Hudson’s Bay’s portfolio of retailers includes its namesake chain in Canada; Saks OFF 5th; Lord & Taylor; and Galeria Kaufhof, a high-end German retailer that it recently acquired. In most cases, Hudson’s Bay also owns the buildings in which its stores operate, and the land upon which they stand. Over the past year, Hudson’s Bay has been taking advantage of relatively low interest rates to monetize their properties. It’s a classic case of financial restructuring. Put simply, Hudson’s Bay is monetizing assets to cover the cost of upgrading and expanding its operations. Its goal is to widen margins by increasing sales per square foot, and by taking better advantage of scale. To accomplish this, the company is renovating its 10 largest stores by sales volume for each retail chain and investing in digital infrastructure across its entire fleet of stores. After reaching record highs, the stock pulled back significantly when the company announced disappointing earnings for the third quarter when it, and many other retailers, such as

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Nordstrom’s suffered from weak demand. Rolls-Royce Holdings, based in the U.K. is one of the world’s largest aircraft engine makers. Rolls-Royce’s share price fell sharply in November 2015 after the company issued its fifth profit warning in less than two years.

STRATEGY & OUTLOOK

As we look ahead, we expect that the adjustments necessitated by China’s rebalancing will continue to cause market volatility. However, we are fairly sanguine on the outlook for overall world growth, albeit slow. In our opinion, this economic cycle is likely to be very long, with slightly higher—but still relatively low—interest rates and subdued inflation. In this environment, properly managed growth companies can perform well and support higher than average valuations. The U.S. has largely recovered. The outlook for European companies is relatively positive—despite the muted macroeconomy—due to their earnings momentum, improved operating leverage, and the liquidity the European Central Bank continues to inject into the system. That said, we simply do not try to right-size the portfolio for any particular macroeconomic environment. Our discipline is long-term investment in companies that can monetize secular growth trends to create wealth for their shareholders.

As we have often said before, volatility is our friend. We understand that it is uncomfortable for investors, so we attempt to dampen it in the portfolio by investing in a large number of companies in relatively equal amounts. But down markets give us the opportunity to buy stocks at prices that we could not get when sentiment is optimistic. As the market has pulled back, we have bought more shares in companies we already own and taken the opportunity to acquire some new ones that we have coveted for some time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2015. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing fund costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015
Non-Service shares	$1,000.00	$969.20	$4.98
Service shares	1,000.00	966.20	6.21

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.16	5.10
Service shares	1,000.00	1,018.90	6.38
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2015

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—22.6%
Auto Components—3.3%
Continental AG	36,089	$8,759,364
Valeo SA	47,321	7,305,645
		16,065,009

Automobiles—1.8%
Bayerische Motoren Werke AG	37,294	3,927,749
Hero MotoCorp Ltd.	123,994	5,020,519
		8,948,268

Diversified Consumer Services—0.9%
Dignity plc	108,987	4,084,698

Hotels, Restaurants & Leisure—4.0%
Carnival Corp.	136,500	7,436,520
Domino’s Pizza Group plc	376,558	5,831,699
William Hill plc	1,075,797	6,277,835
		19,546,054

Household Durables—1.1%
SEB SA	52,340	5,371,010

Media—3.7%
Grupo Televisa SAB, Sponsored ADR	135,130	3,676,887
ProSiebenSat.1 Media SE	110,217	5,575,219
SES SA	129,540	3,590,781
Sky plc	316,738	5,182,132
		18,025,019

Multiline Retail—2.5%
Dollarama, Inc.	135,619	7,835,067
Hudson’s Bay Co.	338,368	4,426,148
		12,261,215

Specialty Retail—0.9%
Industria de Diseno Textil SA	126,502	4,341,076
Textiles, Apparel & Luxury Goods—4.4%
Burberry Group plc	249,401	4,386,687
Cie Financiere Richemont SA	64,510	4,633,971
Hermes International	13,266	4,472,791
LVMH Moet Hennessy Louis Vuitton SE	28,410	4,441,241
Swatch Group AG (The)	9,671	3,374,946
		21,309,636

Consumer Staples—10.6%
Beverages—2.6%
Diageo plc	94,048	2,564,735
Heineken NV	78,063	6,662,556
Pernod Ricard SA	30,160	3,428,921
		12,656,212

Food & Staples Retailing—1.6%
CP ALL PCL	3,949,800	4,283,583
Spar Group Ltd. (The)	311,065	3,696,209
		7,979,792

Food Products—4.6%
Aryzta AG1	101,738	5,147,537
Barry Callebaut AG1	4,106	4,478,118
Danone SA	51,136	3,451,035
Saputo, Inc.	196,754	4,706,625
Unilever plc	108,345	4,639,092
		22,422,407

Household Products—1.2%
Reckitt Benckiser Group plc	61,430	5,654,566
Tobacco—0.6%
Swedish Match AB	84,892	3,003,440

	Shares	Value
Energy—1.2%
Energy Equipment & Services—0.3%
Technip SA	34,880	$1,722,934

Oil, Gas & Consumable Fuels—0.9%
Koninklijke Vopak NV	101,661	4,371,876

Financials—4.0%
Capital Markets—2.4%
ICAP plc	840,907	6,312,633
Tullett Prebon plc	278,544	1,524,898
UBS Group AG	212,841	4,095,891
		11,933,422

Commercial Banks—0.6%
ICICI Bank Ltd., Sponsored ADR	360,915	2,825,965

Insurance—1.0%
Prudential plc	212,727	4,762,512

Health Care—11.4%
Biotechnology—2.5%
CSL Ltd.	75,900	5,786,847
Grifols SA	135,398	6,233,158
		12,020,005

Health Care Equipment & Supplies—3.4%
Coloplast AS, Cl. B	62,482	5,043,333
Essilor International SA	31,100	3,876,801
Sonova Holding AG	33,477	4,249,781
William Demant Holding AS1	37,120	3,525,235
		16,695,150

Health Care Providers & Services—0.3%
Sonic Healthcare Ltd.	133,525	1,730,129

Life Sciences Tools & Services—1.0%
Lonza Group AG1	29,350	4,771,543

Pharmaceuticals—4.2%
Galenica AG	3,776	5,887,271
Novo Nordisk AS, Cl. B	136,065	7,821,069
Roche Holding AG	23,966	6,604,745
		20,313,085

Industrials—20.0%
Aerospace & Defense—2.6%
Airbus Group SE	98,940	6,643,176
Embraer SA	334,126	2,472,488
Rolls-Royce Holdings plc[1]	436,456	3,694,368
		12,810,032

Air Freight & Couriers—1.0%
Royal Mail plc	718,415	4,674,863

Commercial Services & Supplies—2.1%
Aggreko plc	173,687	2,336,243
Edenred	217,644	4,100,634
Prosegur Cia de Seguridad SA	804,658	3,715,051
		10,151,928

Construction & Engineering—1.2%
Boskalis Westminster	77,699	3,165,252
CIMIC Group Ltd.	142,785	2,506,184
		5,671,436

Electrical Equipment—3.3%
ABB Ltd.[1]	105,324	1,869,506
Legrand SA	80,120	4,522,041
Nidec Corp.	84,600	6,123,549
Schneider Electric SE	60,040	3,418,430
		15,933,526

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Machinery—2.6%
Aalberts Industries NV	197,431	$6,789,885
Atlas Copco AB, Cl. A	193,729	4,719,558
Weir Group plc (The)	88,529	1,302,176
		12,811,619

Professional Services—2.7%
Experian plc	269,590	4,763,788
Intertek Group plc	130,230	5,325,998
SGS SA	1,637	3,118,634
		13,208,420

Trading Companies & Distributors—4.5%
Brenntag AG	97,599	5,093,917
Bunzl plc	231,362	6,391,097
Travis Perkins plc	186,387	5,385,379
Wolseley plc	92,133	5,008,244
		21,878,637

Information Technology—17.4%
Communications Equipment—2.1%
Nokia OYJ	748,280	5,327,029
Telefonaktiebolaget LM Ericsson, Cl. B	519,113	5,028,494
		10,355,523

Electronic Equipment, Instruments, & Components—2.8%
Hoya Corp.	135,293	5,515,719
Keyence Corp.	9,906	5,436,863
Spectris plc	100,138	2,653,947
		13,606,529

Internet Software & Services—1.8%
United Internet AG	82,386	4,530,506
Yahoo Japan Corp.	1,052,900	4,279,052
		8,809,558

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	146,249	6,439,823

Semiconductors & Semiconductor Equipment—3.7%
ARM Holdings plc	268,670	4,057,087
ASML Holding NV	61,899	5,516,218
Infineon Technologies AG	581,814	8,514,161
		18,087,466

Software—4.8%
AVEVA Group plc	69,124	1,639,506
Dassault Systemes	68,366	5,469,871
Gemalto NV	75,212	4,494,142
SAP SE	72,234	5,753,526
Temenos Group AG1	111,776	5,774,124
		23,131,169

	Shares	Value
Technology Hardware, Storage & Peripherals—0.9%
Lenovo Group Ltd.	4,160,000	$4,191,959

Materials—5.5%
Chemicals—4.4%
Essentra plc	462,566	5,617,617
Novozymes AS, Cl. B	105,004	5,028,087
Sika AG	1,188	4,258,804
Syngenta AG	16,429	6,448,449
		21,352,957

Construction Materials—1.1%
James Hardie Industries plc	431,200	5,439,610

Telecommunication Services—6.5%
Diversified Telecommunication Services—5.1%
BT Group plc, Cl. A	901,433	6,229,991
Iliad SA	21,030	5,017,343
Inmarsat plc	249,960	4,164,718
Nippon Telegraph & Telephone Corp.	196,600	7,805,380
Telstra Corp. Ltd.	366,500	1,487,085
		24,704,517

Wireless Telecommunication Services—1.4%
Vodafone Group plc	2,088,059	6,753,878
Total Common Stocks (Cost $345,780,370)		482,828,473
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,273)	5,995,416	81,563

	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	14,576

	Shares
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[2,3] (Cost $4,009,537)	4,009,537	4,009,537

Total Investments, at Value (Cost $349,837,728)	100.0%	486,934,149
Net Other Assets (Liabilities)	0.0	(94,797)
Net Assets	100.0%	$486,839,352

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	13,876,000	122,165,899	132,032,362	4,009,537

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,009,537	$11,129

8      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United Kingdom	$121,220,386	24.9%
Switzerland	64,713,319	13.3
France	60,189,480	12.4
Germany	42,154,441	8.7
Netherlands	37,643,106	7.7
Japan	29,160,564	6.0
Denmark	21,417,723	4.4
Spain	20,729,108	4.2
Canada	16,967,841	3.5
Sweden	12,751,492	2.6
Australia	11,510,245	2.4
United States	11,460,633	2.3
India	7,928,046	1.6
Ireland	5,439,610	1.1
Finland	5,327,029	1.1
Thailand	4,283,583	0.9
China	4,191,959	0.9
South Africa	3,696,209	0.8
Mexico	3,676,887	0.7
Brazil	2,472,488	0.5
Total	$486,934,149	100.0%

See accompanying Notes to Financial Statements.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $345,828,191)	$482,924,612
Affiliated companies (cost $4,009,537)	4,009,537
486,934,149
Cash	553,639
Receivables and other assets:
Dividends	1,261,523
Shares of beneficial interest sold	928,575
Other	25,066
Total assets	489,702,952
Liabilities
Bank overdraft-foreign	19
Payables and other liabilities:
Investments purchased	2,104,696
Shares of beneficial interest redeemed	583,336
Foreign capital gains tax	69,636
Distribution and service plan fees	35,824
Trustees’ compensation	18,500
Shareholder communications	8,722
Other	42,867
Total liabilities	2,863,600
Net Assets	$486,839,352

Composition of Net Assets
Par value of shares of beneficial interest	$218,418
Additional paid-in capital	340,879,743
Accumulated net investment income	4,495,293
Accumulated net realized gain on investments and foreign currency transactions	4,300,218
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	136,945,680
Net Assets	$486,839,352

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $317,547,606 and 144,410,249 shares of beneficial interest outstanding)	$2.20
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $169,291,746 and 74,008,232 shares of beneficial interest outstanding)	$2.29

See accompanying Notes to Financial Statements.

10      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $796,033)	$10,508,684
Affiliated companies	11,129
Portfolio lending fees	808
Total investment income	10,520,621
Expenses
Management fees	4,823,454
Distribution and service plan fees—Service shares	413,180
Transfer and shareholder servicing agent fees:
Non-Service shares	343,592
Service shares	165,349
Shareholder communications:
Non-Service shares	11,321
Service shares	5,388
Custodian fees and expenses	52,211
Trustees’ compensation	20,029
Borrowing fees	3,684
Other	74,439
Total expenses	5,912,647
Less reduction to custodian expenses	(238)
Less waivers and reimbursements of expenses	(404,978)
Net expenses	5,507,431
Net Investment Income	5,013,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $27,508)	12,467,262
Foreign currency transactions	(117,933)
Net realized gain	12,349,329
Net change in unrealized appreciation/depreciation on:
Investments	10,203,977
Translation of assets and liabilities denominated in foreign currencies	(12,363,943)
Net change in unrealized appreciation/depreciation	(2,159,966)
Net Increase in Net Assets Resulting from Operations	$15,202,553

See accompanying Notes to Financial Statements.

11      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$5,013,190	$5,611,200
Net realized gain	12,349,329	40,631,908
Net change in unrealized appreciation/depreciation	(2,159,966)	(85,421,482)

Net increase (decrease) in net assets resulting from operations	15,202,553	(39,178,374)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,005,137)	(4,718,842)
Service shares	(1,505,303)	(1,168,525)

	(5,510,440)	(5,887,367)
Distributions from net realized gain:
Non-Service shares	(24,445,588)	(8,305,904)
Service shares	(11,368,323)	(2,491,854)

	(35,813,911)	(10,797,758)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(24,199,401)	(57,258,810)
Service shares	32,889,329	41,295,796

	8,689,928	(15,963,014)
Net Assets
Total decrease	(17,431,870)	(71,826,513)
Beginning of period	504,271,222	576,097,735

End of period (including accumulated net investment income of $4,495,293 and $5,143,744, respectively)	$486,839,352	$504,271,222

See accompanying Notes to Financial Statements.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$2.31		$2.57	$2.07	$1.72	$1.87
Income (loss) from investment operations:
Net investment income[2]	0.03		0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss)	0.06		(0.21)	0.50	0.35	(0.15)
Total from investment operations	0.09		(0.18)	0.53	0.38	(0.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)		(0.03)	(0.03)	(0.03)	(0.02)
Distributions from net realized gain	(0.17)		(0.05)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.20)		(0.08)	(0.03)	(0.03)	(0.02)
Net asset value, end of period	$2.20		$2.31	$2.57	$2.07	$1.72

Total Return, at Net Asset Value[3]	3.43%		(7.22)%	25.87%	22.22%	(7.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317,547		$358,756	$458,038	$348,449	$364,221
Average net assets (in thousands)	$343,347		$400,556	$404,859	$332,018	$406,974
Ratios to average net assets:[4]
Net investment income	1.08%		1.13%	1.24%	1.68%	1.21%
Expenses excluding interest and fees from borrowings	1.08%		1.07%	1.09%	1.13%	1.09%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.08%		1.07%	1.09%	1.13%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%		1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	24%		41%	32%	22%	25%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$2.40		$2.66	$2.14	$1.78	$1.94
Income (loss) from investment operations:
Net investment income[2]	0.02		0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss)	0.06		(0.21)	0.53	0.35	(0.17)
Total from investment operations	0.08		(0.19)	0.55	0.38	(0.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)		(0.02)	(0.03)	(0.02)	(0.01)
Distributions from net realized gain	(0.17)		(0.05)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.19)		(0.07)	(0.03)	(0.02)	(0.01)
Net asset value, end of period	$2.29		$2.40	$2.66	$2.14	$1.78

Total Return, at Net Asset Value[3]	3.11%		(7.15)%	25.71%	21.68%	(7.61)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$169,292		$145,515	$118,060	$68,997	$57,276
Average net assets (in thousands)	$165,226		$128,694	$88,647	$63,118	$62,359
Ratios to average net assets:[4]
Net investment income	0.79%		0.85%	0.89%	1.43%	0.96%
Expenses excluding interest and fees from borrowings	1.33%		1.32%	1.34%	1.38%	1.34%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.33%		1.32%	1.34%	1.38%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%		1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	24%		41%	32%	22%	25%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

15      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$4,833,390	$11,105,584	$—	$129,820,716

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]
$1,447,049	$151,201	$1,295,848

1. $1,447,049, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$6,531,547	$5,887,367
Long-term capital gain	34,792,804	10,797,758

Total	$41,324,351	$16,685,125

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$356,962,692
Federal tax cost of other investments	328

Total federal tax cost	$356,963,020

Gross unrealized appreciation	$175,558,757
Gross unrealized depreciation	(45,738,041)

Net unrealized appreciation	$129,820,716

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$23,374,622	$86,577,363	$—	$109,951,985
Consumer Staples	4,706,625	47,009,792	—	51,716,417
Energy	—	6,094,810	—	6,094,810
Financials	2,825,965	16,695,934	—	19,521,899
Health Care	—	55,529,912	—	55,529,912
Industrials	—	97,140,461	—	97,140,461
Information Technology	—	84,622,027	—	84,622,027
Materials	—	26,792,567	—	26,792,567
Telecommunication Services	—	31,458,395	—	31,458,395
Preferred Stock	81,563	—	—	81,563
Rights, Warrants and Certificates	—	14,576	—	14,576
Investment Company	4,009,537	—	—	4,009,537
Total Assets	$34,998,312	$451,935,837	$—	$486,934,149

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$(4,280,253)	$4,280,253

Total Assets	$(4,280,253)	$4,280,253

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in

18      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)

economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

19      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	25,785,184	$60,862,122	25,443,453	$62,992,150
Dividends and/or distributions reinvested	12,263,244	28,450,725	5,127,853	13,024,746
Redeemed	(48,734,993)	(113,512,248)	(53,834,052)	(133,275,706)
Net decrease	(10,686,565)	$(24,199,401)	(23,262,746)	$(57,258,810)

Service Shares
Sold	20,290,959	$49,094,495	19,806,037	$50,102,878
Dividends and/or distributions reinvested	5,341,754	12,873,626	1,386,507	3,660,379
Redeemed	(12,264,866)	(29,078,792)	(4,889,729)	(12,467,461)
Net increase	13,367,847	$32,889,329	16,302,815	$41,295,796

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$118,246,145	$132,590,794

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2015
Up to $250 million	1.00%
Next $250 million	0.90
Over $500 million	0.85

Fee Schedule Effective November 1, 2015
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s

20      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $266,718 and $130,584 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,676 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. At period end, the Fund had no securities on loan.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

21      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 12, 2016

22      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    Capital gain distributions of $0.16662 per share were paid to Non-Service and Service shareholders, respectively, on June 16, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other foreign large growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median during each of the three-, five- and ten-year periods, but underperformed its performance category median during the one-year period. The Board also noted that the Fund performed in the first quintile of its performance category for each of the five- and ten-year periods and in the second quintile of its performance category for the three-year period.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other foreign large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and higher than its category median. The Board also considered that the Fund’s contractual management fee was equal to its peer group median and higher than its category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. The Board considered that the Adviser proposed an additional management fee breakpoint at 0.82% for annual net assets in excess of $1 billion, which took effect on November 1, 2015.

24      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub- Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

27      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 Portfolios in the OppenheimerFunds complex.

28      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub- Adviser (October 1991-December 1998). An officer of 101 Portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 Portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 Portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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31      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $438,300 in fiscal 2015 and $369,600 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $621,859 in fiscal 2015 and $1,012,359 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, reorganization, system conversion testing, audit overages, and audit scope changes.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $28,745 in fiscal 2015 and $19,329 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $720,026 in fiscal 2015 and $477,069 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $16,131,365 in fiscal 2015 and $17,892,465 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/16/2016